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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DILIGENT CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Diligent Corporation
1385 Broadway, 19th Floor
New York, NY 10018

March 14, 2016

Dear Diligent Corporation Stockholder:

        You are cordially invited to attend a special meeting of stockholders of Diligent Corporation to be held on Wednesday, April 13, 2016, at the Maritime Room, Princes Wharf, Corner Quay and Hobson Street, Auckland, New Zealand at 10:00 a.m., New Zealand local time.

        At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, which we refer to as the merger agreement, dated February 12, 2016, by and among Diligent Corporation, which we refer to as Diligent, Diamond Parent Holdings, Corp., which we refer to as Parent, Diamond Merger Sub I, Corp., which we refer to as Merger Sub I, and Diamond Merger Sub II, Corp., which we refer to as Merger Sub II. Parent, Merger Sub I and Merger Sub II are affiliated with Insight Venture Partners, LLC, a global venture capital and private equity firm. Pursuant to the merger agreement, Merger Sub I will merge with and into Diligent, and Diligent will become a wholly-owned subsidiary of Merger Sub II, which we refer to as the first merger, following which Diligent will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of Parent, which we refer to as the second merger.

        If the first merger is completed, you will be entitled to receive:

  •
  US$4.90 in cash, without interest (subject to reduction on a pro rata basis in certain instances if there are inaccuracies or breaches of Diligent's representations and warranties contained in the merger agreement regarding its capitalization), for each share of Diligent common stock, par value US$0.001 per share, owned by you (we refer to this amount as the common stock merger consideration), which, assuming no such reduction is effected, represents a premium of approximately 31% to the closing price of Diligent's common stock on the main board of NZX Limited, a regulated New Zealand equities market, of NZ$5.64 (US$3.741, based on a New Zealand Dollar to U.S. Dollar exchange rate of 0.6627 per Bloomberg as of February 12, 2016) on February 12, 2016, the last trading day prior to the date on which Diligent entered into the merger agreement; and

  •
  an amount in cash, without interest, for each share of Diligent Series A Preferred Stock, par value US$0.001 per share, owned by you equal to the sum of (x) US$0.15, plus (y) all accrued and unpaid dividends, if any, on such shares of preferred stock, whether or not declared, as of the closing date of the merger, plus (z) the common stock merger consideration.

        For clarification, the terms "common stock" and "common shares" are the equivalent U.S. terminology for the term "ordinary shares" used in New Zealand. The merger consideration is denominated in U.S. dollars. If you wish to receive your merger consideration in New Zealand dollars, even if you have previously provided New Zealand dollar bank account details to Link Market Services, you must make a New Zealand dollar election by returning a duly completed election form to Link Market Services by the date of the special meeting. If you do not timely return an election form, you will receive U.S. dollars as merger consideration. Holders receiving U.S. dollars also must return an election form in order to provide their account information to Link Market Services, as Link Market Services will not send U.S. dollar checks. Merger consideration payable to stockholders who make such timely election to receive payment in New Zealand dollars pursuant to the procedures described in the enclosed proxy statement will be converted at the spot exchange rate obtained by Link Market Services following the closing date of the merger.

        The Board of Directors, after considering the factors more fully described in the enclosed proxy statement, has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and in the best interest of Diligent and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) resolved that the merger agreement be submitted to Diligent's stockholders for adoption at the special meeting and (iv) resolved to recommend that Diligent's stockholders adopt the merger agreement.

        The Board of Directors unanimously recommends that you vote "FOR" the adoption of the merger agreement.

        At the special meeting, you will also be asked to consider and vote upon a proposal to adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. The Board of Directors unanimously recommends that you vote "FOR" this proposal.

        The enclosed proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement.

        The proxy statement also describes the actions and determinations of the Board of Directors in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information.

        Whether or not you plan to attend the special meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax. Instructions on how to complete your proxy card are available on the back of your personalized proxy card. If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted.

        If your shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, please follow the voting instructions on the form you received from your broker, bank, fiduciary, trustee or other nominee. Your broker, bank, fiduciary, trustee or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions.

        Your vote is very important, regardless of the number of shares that you own. We cannot complete the merger unless the proposal to adopt the merger agreement is approved by the affirmative vote of (i) the holders of at least a majority of the outstanding shares of our common stock and Series A Preferred Stock, voting together as a single class, and (ii) the holders of at least 60% of the outstanding shares of our Series A Preferred Stock, voting as a separate class.

        If you fail to return your proxy card or submit your proxy over the Internet, or if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax, or if you fail to attend the special meeting and vote your shares in person, your shares will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement.

        If you are a stockholder of record with a record address outside the U.S. and have any questions or need assistance voting your shares, please contact our share registrar, Link Market Services:

Link Market Services
P.O. Box 91976
Auckland 1142
New Zealand
or
Level 11 Deloitte Centre
80 Queen Street
Auckland, New Zealand
+64-9-375-5998
meetings@linkmarketservices.co.nz

        If you are a stockholder of record with a record address in the U.S. and have any questions or need assistance voting your shares, please contact our proxy advisory firm, Georgeson Inc.:

Georgeson Inc.
480 Washington Boulevard
26th Floor
Jersey City, NJ 07310
Attn: Proxy Services
1-866-647-8869

        On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of this matter.

Sincerely,

/s/ BRIAN STAFFORD

Brian Stafford
 Chief Executive Officer and President

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the merger, passed upon the merits of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offence.

        The accompanying proxy statement is dated March 14, 2016, and, together with the enclosed form of proxy card, is first being delivered to stockholders on or about March 15, 2016.

Diligent Corporation
1385 Broadway, 19th Floor
New York, NY 10018

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, APRIL 13, 2016, NEW ZEALAND LOCAL TIME

        Notice is hereby given that a special meeting of stockholders of Diligent Corporation, a Delaware corporation, which we refer to as Diligent, will be held on Wednesday, April 13, 2016, at the Maritime Room, Princes Wharf, Corner Quay and Hobson Street, Auckland, New Zealand at 10:00 a.m., New Zealand local time, for the following purposes:

          1.     To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated February 12, 2016, as it may be amended from time to time (which we refer to as the merger agreement), by and among Diligent, Diamond Parent Holdings, Corp., Diamond Merger Sub I, Corp. and Diamond Merger Sub II, Corp. and approve the entry into the transactions contemplated by the merger agreement for the purposes of NZX Rules 9.1.1 and 9.2.1.;

          2.     To consider and vote on any proposal to adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; and

          3.     To transact any other business incident to the conduct of the meeting that may properly come before the special meeting, or any adjournment or postponement of the special meeting, by or at the direction of the board of directors of Diligent.

        Only holders of record of our common stock, par value US$0.001 per share, and our Series A Preferred Stock, par value US$0.001 per share, at the close of trading on the NZX Limited Main Board on March 11, 2016 (New Zealand time) are entitled to notice of the special meeting and to vote at the special meeting or any adjournment, postponement or other delay thereof. For clarification, the terms "common stock" and "common shares" are the equivalent U.S. terminology for the term "ordinary shares" used in New Zealand.

        Any reference to the adoption of the merger agreement in the accompanying proxy statement incorporates the approvals sought under NZX Rules 9.1.1 and 9.2.1.

        The Board of Directors unanimously recommends that you vote (1) "FOR" the adoption of the merger agreement and (2) "FOR" the adjournment of the special meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

        Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the special meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax. Instructions on how to complete your proxy card are available on the back of your personalized proxy card. If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted. If your shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, please follow the voting instructions on the form you received from your broker, bank, fiduciary, trustee or other nominee. Your broker, bank, fiduciary, trustee or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions.

        If you fail to return your proxy card or submit your proxy over the Internet, or if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record outside the U.S., by email or fax, or if you fail to attend the special meeting and vote your shares in person, your shares will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement.

By Order of the Board of Directors,

/s/ THOMAS N. TARTARO

Thomas N. Tartaro
 Secretary

Dated: March 14, 2016
New York, New York

i

ii

SUMMARY

        This summary highlights selected information from this proxy statement related to the merger of Merger Sub I (as defined below) with and into Diligent (as defined below), which we refer to as the "first merger," and the subsequent merger of Diligent with and into Merger Sub II (as defined below), which we refer to as the "second merger," and may not contain all of the information that is important to you. We refer to the first merger and the second merger together as the "merger." To understand the merger more fully and for a more complete description of the legal terms of the merger, you should carefully read this entire proxy statement, the annexes to this proxy statement and the documents that we refer to in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption "Where You Can Find More Information" beginning on page 116. The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document that governs the merger, carefully and in its entirety.

        Except as otherwise specifically noted in this proxy statement, "Diligent," "we," "our," "us" and similar words refer to Diligent Corporation. Throughout this proxy statement, we refer to Diamond Parent Holdings, Corp. as "Parent," Diamond Merger Sub I, Corp. as "Merger Sub I," Diamond Merger Sub II, Corp. as "Merger Sub II" and Merger Sub I and Merger Sub II together as the "Merger Subs." In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated February 12, 2016, by and among Diligent, Parent, Merger Sub I and Merger Sub II, as it may be amended from time to time, as the "merger agreement."

Parties Involved in the Merger (See Page 35)

Diligent Corporation

        Diligent is a leading provider of secure corporate governance and collaboration solutions for boards and senior executives. Over 3,500 customers in more than 60 countries and on all seven continents rely on Diligent to provide secure, intuitive access to their most time-sensitive and confidential information, ultimately helping them make better decisions. The Diligent Boards (formerly Diligent Boardbooks) solution speeds and simplifies how board materials are produced, delivered and collaborated on via any device, removing the security concerns of doing this by courier, email and file sharing. Diligent's principal executive offices are located at 1385 Broadway, 19th Floor, New York, NY 10018 and its telephone number is (212) 741-8181.

        Diligent's common stock, par value US$0.001 per share, is listed on the main board of NZX Limited, a regulated New Zealand equities market (being a licensed market under the Financial Markets Conduct Act 2013 (NZ)) that we refer to as "NZX", under the symbol "DIL." We refer to shares of Diligent common stock as "common shares."

        Diligent's common shares also trade periodically on the Over-the-Counter Bulletin Board (which we refer to as the "OTCBB") under the symbol "DLBDF." Trading in stocks quoted on the OTCBB is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated to a company's operations or business prospects. OTCBB securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTCBB securities transactions are conducted through a telephone and computer network connecting dealers in stocks.

Diamond Parent Holdings, Corp.

        Parent is a Delaware corporation that was formed on February 3, 2016, for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and debt financing in connection with the merger. Parent's principal executive offices are located at c/o Insight Venture Partners, LLC, 1114 Avenue of the Americas, 36th Floor, New York, NY 10036 and its telephone number is (212) 230-9200.

Diamond Merger Sub I, Corp.

        Merger Sub I is a Delaware corporation and a wholly-owned direct subsidiary of Merger Sub II and was formed on February 3, 2016, for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and debt financing in connection with the merger. Merger Sub I's principal executive offices are located at c/o Insight Venture Partners, LLC, 1114 Avenue of the Americas, 36th Floor, New York, NY 10036 and its telephone number is (212) 230-9200.

Diamond Merger Sub II, Corp.

        Merger Sub II is Delaware corporation and a wholly-owned direct subsidiary of Parent and was formed on February 3, 2016, for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and debt financing in connection with the merger. Merger Sub II's principal executive offices are located at c/o Insight Venture Partners, LLC, 1114 Avenue of the Americas, 36th Floor, New York, NY 10036 and its telephone number is (212) 230-9200.

        Parent, Merger Sub I and Merger Sub II are each affiliated with Insight Venture Partners, LLC, a global venture capital and private equity firm, which we refer to as "Insight."

Certain Effects of the Merger (See Page 36)

        Pursuant to the terms of the merger agreement, Merger Sub I will merge with and into Diligent and Diligent will become a wholly-owned subsidiary of Merger Sub II, which we refer to as the "first step surviving corporation," following which the first step surviving corporation will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of Parent, which we refer to as the "second step surviving corporation." As a result of the merger, Diligent will cease to be a publicly traded company and will also cease to be an FMC Reporting Entity under the Financial Markets Conduct Act 2013 (NZ). If the merger is completed, you will not own any shares of the capital stock of Diligent, the first step surviving corporation or the second step surviving corporation.

Effect on Diligent if the Merger is Not Completed (See Page 36)

        If the merger agreement is not adopted by stockholders or if the merger is not completed for any other reason, stockholders will not receive any payment for their common shares or shares of Series A Preferred Stock of Diligent, par value $0.001 per share, which we refer to as "preferred shares," pursuant to the merger agreement. Instead, Diligent will remain an independent public company, our common shares will continue to be listed and traded on the main board of the NZX Limited and registered under the Securities Exchange Act of 1934, as amended, which we refer to as the "Exchange Act," and we will continue to file periodic reports with the U.S. Securities and Exchange Commission, which we refer to as the "SEC," and be subject to NZX Rules and Financial Markets Conduct Act 2013 disclosure requirements. Under specified circumstances, Diligent will be required to pay Parent a termination fee or reimburse certain out of pocket expenses of Parent up to US$7,500,000 or US$5,000,000, as applicable, upon the termination of the merger agreement, as further described under the caption "Proposal 1: Adoption of the Merger Agreement—Termination Fees and Expense Reimbursement." Under specified circumstances, Parent will be required to pay Diligent a termination fee upon the termination of the merger agreement, as further described under the caption "Proposal 1: Adoption of the Merger Agreement—Termination Fees and Expense Reimbursement."

Merger Consideration (See Page 36)

        At the effective time of the first merger, which we refer to as the "first effective time," each common share issued and outstanding immediately prior to the first effective time (other than common shares (i) held by Diligent as treasury stock; (ii) owned by Parent, Merger Sub I or Merger Sub II; (iii) beneficially owned by any direct or indirect wholly-owned subsidiary of Diligent; or (iv) held by stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with Delaware law), will be converted into the right to receive US$4.90 in cash, without interest (subject to reduction on a pro rata basis in certain instances if there are inaccuracies or breaches of Diligent's representations and warranties contained in the merger agreement regarding its capitalization), which amount we refer to as the "common stock merger consideration."

        At the first effective time, each preferred share issued and outstanding immediately prior to the first effective time (other than preferred shares (i) held by Diligent as treasury stock; (ii) owned by Parent, Merger Sub I or Merger Sub II; (iii) beneficially owned by any direct or indirect wholly-owned subsidiary of Diligent; or (iv) held by stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with Delaware law) will be converted into the right to receive an amount in cash equal to the sum of (x) US$0.15, plus (y) all accrued and unpaid dividends, if any, on such preferred shares, whether or not declared, as of the closing date, plus (z) the common stock merger consideration, which aggregate amount we refer to as the "preferred stock merger consideration" and, together with the common stock merger consideration, the "merger consideration."

        The merger consideration is denominated in U.S. dollars. If you wish to receive your merger consideration in New Zealand dollars, even if you have previously provided New Zealand dollar bank account details to Link Market Services, you must make a New Zealand dollar election by returning a duly completed election form to Link Market Services by the date of the special meeting. If you do not timely return an election form, you will receive U.S. dollars as merger consideration. Holders receiving U.S. dollars also must return an election form in order to provide their account information to Link Market Services, as Link Market Services will not send U.S. dollar checks. Merger consideration payable to stockholders who make such timely election to receive payment in New Zealand dollars pursuant to the procedures described in this proxy statement under "Questions and Answers" beginning on page 15 will be converted at the spot exchange rate obtained by Link Market Services following the closing date of the merger.

The Special Meeting (See Page 29)

Date, Time and Place

        A special meeting of Diligent stockholders will be held on Wednesday, April 13, 2016, at the Maritime Room, Princes Wharf, Corner Quay and Hobson Street, Auckland, New Zealand at 10:00 a.m., New Zealand local time. We refer to the special meeting, and any adjournment, postponement or other delay thereof, as the "special meeting."

Record Date; Shares Entitled to Vote

        You are entitled, subject to NZX Limited's Main Board Listing Rules and any waiver from the NZX Rules, which we refer to as the "NZX Rules," to vote your common shares or preferred shares, as applicable, at the special meeting only if our records show that you held your shares as of the "record date", which is the close of trading on the NZX on March 11, 2016 (New Zealand time). If you are a holder of common shares, you will have one vote at the special meeting for each common share that you held of record on the record date. If you are a holder of preferred shares, you will have one vote at the special meeting for each preferred share that you held of record on the record date.

Purpose

        At the special meeting, we will ask stockholders to vote on proposals to (i) adopt the merger agreement and (ii) adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Quorum

        As of the record date, there were 88,052,354 common shares outstanding and entitled to vote at the special meeting. In addition, on the record date, there were 30,000,000 preferred shares outstanding and entitled to vote as a single class with the common shares on all matters at the special meeting, for a total of 118,052,354 shares entitled to vote on the proposals. The presence in person or by proxy of the holders of a majority in voting power of the outstanding common shares and preferred shares is necessary to constitute a quorum for the transaction of business at the special meeting. In addition, the presence in person or by proxy of the holders of a majority in voting power of the outstanding preferred shares, voting as a separate class, is necessary to constitute a quorum for the proposal to adopt the merger agreement.

Required Vote

        The affirmative vote of (i) a majority of the outstanding common shares and preferred shares, voting together as a single class, and (ii) 60% of the outstanding preferred shares, voting as a separate class, is required to adopt the merger agreement. Approval of the proposal to adjourn the special meeting, whether or not a quorum is present, requires the affirmative vote of a majority of the votes properly cast by holders of common shares and preferred shares in person or by proxy at the special meeting.

Share Ownership of Our Directors and Executive Officers

        As of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 8,199,284 common shares representing approximately 6.9% of the voting power of our capital stock (including our preferred shares, which vote together with our common shares as a single class in accordance with the terms of our Amended and Restated Certificate of Incorporation, as amended). In addition, as of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 20,000,000 preferred shares, representing approximately 66.7% of the outstanding preferred shares, and approximately 16.9% of the voting power of our capital stock (including our common shares, which vote together with our preferred shares as a single class in accordance with the terms of our Amended and Restated Certificate of Incorporation, as amended).

Attending the Special Meeting; Voting

        If you are a stockholder of record, you may attend the special meeting and vote in person, or you may submit your proxy for your shares to be voted at the special meeting. If you are a beneficial owner of common shares and your shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, your broker, bank, fiduciary, trustee or other nominee will be required to advise Link Market Services in writing at P.O. Box 91976, Auckland, 1142, New Zealand (to be received 48 hours before the start of the special meeting). For clarification, the terms "common stock" and "common shares" are the equivalent U.S. terminology for the term "ordinary shares" used in New Zealand.

        If you are attending the special meeting, you must bring your proxy card with you as the barcode will allow for your registration at the special meeting. All stockholders must register before they will be permitted entry into the special meeting.

        If you wish to obtain directions to the location of the special meeting to attend and vote in person, contact Sonya Fynmore, Diligent Corporation, at +64-4-894-6912.

Voting of Proxy

        You will have one vote for each common share or preferred share that you owned at the close of trading on the NZX on March 11, 2016 (New Zealand time). If you hold your shares through a broker, bank, fiduciary, trustee or other nominee, you will need to provide your broker, bank, fiduciary, trustee or other nominee instructions on how to vote your shares. Before voting your common shares or preferred shares, you should read this proxy statement in its entirety, including appendices, and carefully consider how the merger affects you. Then, submit your completed, dated and signed proxy card, or submit your proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax as soon as possible, so that your shares can be represented and voted at the special meeting. Instructions on how to complete your proxy card are available on the back of your personalized proxy card. For more information on how to submit a proxy to vote your shares, please refer to "The Special Meeting—Voting of Proxies" beginning on page 31.

Voting Agreements (See Page 85)

        As a condition to Parent and the Merger Subs entering into the merger agreement, Spring Street Partners, L.P., which we refer to as "Spring Street," and Carroll Capital Holdings, LLC, Elizabeth Carroll 2012 Descendants Trust, Kenneth Carroll 2012 Family Trust and Greenwood Investments LLC, which we collectively refer to as the "Carroll parties," entered into voting agreements with Parent pursuant to which they have agreed, among other things, to vote the common shares and preferred shares owned by them in favor of any proposal to adopt and approve or reapprove the merger agreement and against (i) any action or agreement that would reasonably be expected to prevent or materially delay consummation of the merger, (ii) any acquisition proposal and (iii) any action, proposal, transaction or agreement that to such person's knowledge would reasonably be expected to result in a material breach of any covenant, representation or warranty or agreement of such person or Diligent under the applicable voting agreement or the merger agreement. The voting agreements will terminate upon the earliest to occur of (i) the mutual consent of Parent and the applicable stockholder, (ii) the first effective time, (iii) the date of the termination of the merger agreement or (iv) the date of any material modification, waiver or amendment of the merger agreement that reduces or changes the form of the merger consideration or is otherwise adverse to the applicable stockholder in any material respect. David Liptak, Diligent's non-executive chairman, is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street.

        As of March 11, 2016 (New Zealand time), the record date for the special meeting, a total of 30,000,000 preferred shares, representing in the aggregate 100% of the outstanding preferred shares, and 10,886,736 common shares, together with such preferred shares representing in the aggregate approximately 34.6% of the outstanding common shares and preferred shares, taken together as a single class, were subject to the voting agreements.

Recommendation of the Board and Reasons for the Merger (See Page 45)

        Diligent's Board of Directors, which we refer to as the "Board," after considering various factors described under the caption "The Merger—Recommendation of the Board and Reasons for the Merger," has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and in the best interest of Diligent and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) resolved that the merger agreement be submitted to Diligent's stockholders for adoption at the special meeting and (iv) resolved to recommend that Diligent's stockholders adopt the merger agreement.

        The Board unanimously recommends that you vote (A) "FOR" the adoption of the merger agreement and (B) "FOR" the adjournment of the special meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Opinion of Jefferies LLC (See Page 51)

        Jefferies LLC, the Board's outside financial advisor, which we refer to as "Jefferies," delivered its opinion to the Board on February 12, 2016, to the effect that, as of such date, and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies as set forth in its opinion, the common stock merger consideration of US$4.90 to be received by the holders of common shares pursuant to the merger agreement was fair, from a financial point of view, to the holders of common shares.

        The full text of the written opinion of Jefferies, dated February 12, 2016, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies in rendering its opinion, is attached as Annex B to this proxy statement. Jefferies provided its opinion for the information and assistance of the Board in connection with their consideration of the transactions contemplated by the merger agreement, and such opinion is not a recommendation as to how any holder of common shares should vote with respect to such transactions or any matter related thereto.

Appraisal Report of Simmons Corporate Finance Limited (See Page 59)

        Simmons Corporate Finance Limited, which we refer to as "Simmons," an independent appraiser under the NZX Rules, delivered an appraisal report—summary opinion to the Board, dated February 13, 2016 (New Zealand time), providing that, in Simmons' opinion, based on information provided to it, after having regard to all relevant factors, the consideration and the terms and conditions of the merger are fair to Diligent's stockholders. The appraisal report—summary opinion is a summary of Simmons' opinion set out in its appraisal report described below and is subject to the restrictions and disclaimers set out in such appraisal report.

        Simmons also delivered to the Board an appraisal report dated March 4, 2016 (New Zealand time) that contained Simmons' appraisal of the value of Diligent's common shares as of the date of such report at a range of US$4.44 to US$5.15 per share. The appraisal report was delivered pursuant to the requirements of the NZX Rules. The appraisal report also provides that, in Simmons' opinion, after having regard to all relevant factors, the consideration and the terms and conditions of the merger are fair to Diligent's stockholders, other than those stockholders associated with any "relevant Associated Persons" (as defined in the NZX Rules).

        The full text of the written appraisal report—summary opinion of Simmons, dated February 13, 2016 (New Zealand time), which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Simmons in connection with the appraisal report summary—opinion, is attached as Annex C to this proxy statement. The full text of the written appraisal report of Simmons, dated March 4, 2016 (New Zealand time), which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Simmons in connection with the appraisal report, is attached as Annex D to this proxy statement.

Treatment of Options, Restricted Stock Awards, Restricted Share Units and Performance-Based Restricted Share Unit Awards (See Page 63)

        The merger agreement provides that Diligent's equity awards that are outstanding immediately prior to the closing will be subject to the following treatment in the merger:

Awards under the 2007 Plan and 2010 Plan

        Within five business days of the date of the merger agreement, Diligent was required to provide notice of the merger to each holder of outstanding and unexercised options to purchase common shares granted under the Diligent 2007 Stock Option and Incentive Plan (which we refer to as the

"2007 Plan") and the Diligent 2010 Stock Option and Incentive Plan (which we refer to as the "2010 Plan"). These notices were required to inform such holders that during the period beginning with the date the holder receives the notice and ending at the effective time of the second merger, which we refer to as the "second effective time," such holder has the right to exercise all or any part of the unexercised portion of such options (without regard to employment requirements or any installment exercise limitations). These notices were delivered by Diligent on February 18, 2016. Each option issued under the 2007 Plan or the 2010 Plan, to the extent unexercised, will be cancelled as of the second effective time. The 2007 Plan and the 2010 Plan will both be terminated as of the second effective time.

Awards under the 2013 Plan

Options

        Each option to purchase common shares granted under the Diligent 2013 Incentive Plan (which we refer to as the "2013 Plan") that is outstanding and unexercised at the first effective time, whether vested or unvested, will, automatically and without any required action on the part of the holder of such option, be cancelled as of the first effective time, and the holder will be entitled to receive a payment in cash equal to the product of (x) the number of common shares subject to such option and (y) the excess, if any, of the common stock merger consideration over the exercise price of such option, without interest and less any required withholding taxes. Any option granted under the 2013 Plan that has an exercise price that equals or exceeds the common stock merger consideration will be cancelled for no consideration.

Restricted Stock Awards

        Each common share subject to vesting or other lapse restrictions under the 2013 Plan that is outstanding at the first effective time will automatically, and without any required action on the part of the holder of such share of restricted stock, be cancelled as of the first effective time, and the holder of such share of restricted stock will be entitled to receive an amount in cash equal to the product of (x) the number of such shares of restricted stock and (y) the common stock merger consideration, without interest and less any required withholding taxes.

Restricted Share Units

        Each restricted share unit granted under the 2013 Plan, which we refer to as an "RSU", that is outstanding at the first effective time, will automatically, and without any required action on the part of the holder of such RSU, be cancelled as of the first effective time and the holder of such RSU will be entitled to receive an amount in cash equal to the product of (x) the number of common shares subject to such RSU immediately prior to the first effective time and (y) the common stock merger consideration, without interest and less any required withholding taxes.

Performance-Based Restricted Share Units

        Each performance-based restricted share unit granted under the 2013 Plan, which we refer to as a "PSU", that is outstanding at the first effective time, will automatically, and without any required action on the part of the holder of such PSU, be cancelled as of the first effective time and, with respect to (x) all PSUs for which the applicable performance period (including any cumulative performance period) has not ended prior to the first effective time, or (y) for which the applicable performance period has ended prior to the first effective time and the applicable performance goals and other vesting criteria were satisfied as of the end of the applicable performance period, in consideration for the cancellation of such PSU, the holder of such PSU will be entitled to receive an amount in cash equal to the product of (A) the number of common shares subject to such PSU based on the achievement of the performance goals attributable to such PSU (determined assuming achievement of 100% of target levels) and (B) the common stock merger consideration, without interest and less any withholding taxes. All other PSUs will be cancelled for no consideration.

        The 2013 Plan will be terminated as of the first effective time.

Financing of the Merger (See Page 69)

        Parent anticipates that the total amount of funds necessary to complete the merger and the related transactions will be approximately US$660,000,000. Parent expects this amount to be funded through a combination of equity commitments, debt financing and cash on-hand of Diligent.

        The completion of the merger is not subject to any financing condition (although funding of the equity and debt financing is subject to the satisfaction of the conditions set forth in the commitment letters under which the financing will be provided).

Debt Financing (See Page 70)

        In connection with entry into the merger agreement, Parent has received a commitment letter from Golub Capital Markets LLC, which we refer to as "Golub," pursuant to which Golub has committed to provide Parent with a US$280,000,000 senior secured term loan and a US$10,000,000 senior secured revolving credit facility, which we collectively refer to as the "debt financing." Subject to the satisfaction of the customary conditions contained in the debt commitment letter, the senior secured term loan will be fully drawn at closing of the merger and used by Parent to pay a portion of the merger consideration.

Limited Guarantees (See Page 72)

        Each of the members of the Parent group (as defined under the caption "The Merger—Limited Guarantees") has provided a limited guarantee in favor of Diligent, agreeing to guarantee, on a several basis, and subject to other terms and conditions of the limited guarantees, the payment to Diligent of an amount equal to its pro rata portion of the US$33,365,000 Parent termination fee, certain expense reimbursement that may be payable by Parent under the merger agreement, and amounts owed by Parent and/or the Merger Subs for money damages awarded to Diligent by a court of competent jurisdiction in a final non-appealable judgment relating to any intentional material breach of the merger agreement by Parent or the Merger Subs (in each case, only after a valid termination of the merger agreement by Diligent and subject to the terms of the merger agreement), provided that the maximum aggregate liability of each guarantor will not exceed an amount equal to such guarantor's pro rata portion of the Parent termination fee plus the amounts (if any) due in respect of Parent's reimbursement obligations.

Interests of Diligent's Directors and Executive Officers in the Merger (See Page 61)

        When considering the recommendation of the Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a common stockholder. In (i) evaluating and negotiating the merger agreement; (ii) approving the merger agreement and the merger; and (iii) recommending that the merger agreement be adopted by stockholders, the Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests include the following:

  •
  the entitlement of one of the directors to receive payment of the preferred stock merger consideration in respect of preferred shares beneficially owned by him;

  •
  accelerated vesting of certain equity-based awards simultaneously with the effective time of the merger, and the termination or settlement of such awards in exchange for cash;

  •
  the entitlement of certain executive officers to receive payments and benefits under their respective employment agreements in connection with an involuntary termination of employment other than for "cause," as such term is defined in the applicable executive officer's employment agreement, or if the executive officer voluntarily terminates his employment for "good reason," as such term is defined in his employment agreement, during the six-month period following the closing of the merger; and

  •
  continued indemnification and directors' and officers' liability insurance to be provided by the second step surviving corporation.

        Further to the conditions of NZX Limited's waiver, it is noted that as of the date of this proxy statement, Brian Stafford is the only director who is negotiating the terms of his continued employment with Parent. At the date of this proxy statement, those negotiations have not yet been concluded.

        If the proposal to adopt the merger agreement is approved, the common shares and preferred shares held by our directors and executive officers will be treated in the same manner as outstanding common shares and preferred shares held by all other stockholders.

Appraisal Rights (See Page 72)

        If the merger is consummated, stockholders who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the General Corporation Law of the State of Delaware, which we refer to as the "DGCL." This means that, in lieu of receiving the merger consideration, Diligent stockholders who properly demand their appraisal rights are entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their common shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid on the amount determined to be fair value. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

        Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

        To exercise your appraisal rights, you must (i) submit a written demand for appraisal to Diligent before the vote is taken on the proposal to adopt the merger agreement; (ii) not submit a proxy or otherwise vote in favor of the proposal to adopt the merger agreement; and (iii) continue to hold your common shares and preferred shares through the first effective time. Your failure to follow exactly the procedures specified under the DGCL will result in the loss, waiver or forfeiture of your appraisal rights. The requirements under the DGCL for exercising appraisal rights are described in further detail in this proxy statement, and a copy of Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, is attached as Annex E to this proxy statement. Only a stockholder of record may submit a demand for appraisal under Section 262 of the DGCL. If you hold your shares through a broker, bank, fiduciary, trustee or other nominee and you wish to exercise appraisal rights, you should consult with your broker, bank, fiduciary, trustee or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your broker, bank, fiduciary, trustee or other nominee.

Material U.S. Federal Income Tax Consequences of the Merger (See Page 77)

        For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined under the caption "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") in exchange for such U.S. Holder's shares in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder's adjusted tax basis in the shares surrendered in the merger.

        A Non-U.S. Holder (as defined under the caption "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") generally will not be subject to U.S. federal income tax with respect to the exchange of shares for cash in the merger unless such Non-U.S. Holder has certain connections to the United States.

        Stockholders should consult their own tax advisors concerning the U.S. federal income and withholding tax consequences relating to the merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Material New Zealand Income Tax Consequences of the Merger (See Page 80)

        For New Zealand income tax purposes, the receipt of cash by an N.Z. Holder (as defined under the caption "The Merger—Material New Zealand Income Tax Consequences of the Merger") in exchange for the cancellation of such N.Z. Holder's shares in the merger will have different tax consequences depending on how the New Zealand foreign investment fund (referred to as "FIF") taxation rules apply to the N.Z. Holder and such N.Z. Holder's shares.

        Diligent is a foreign company for purposes of the FIF taxation rules. If an N.Z. Holder applies the FIF rules to their foreign company investments, any gains they receive when their Diligent shares are cancelled in the merger should not be separately taxable.

        If an N.Z. Holder does not apply the FIF rules to their foreign company investments, the full amount they receive for the cancellation of their shares in the merger may be treated as a taxable dividend. If such N.Z. Holder sells its Diligent shares before the first merger occurs, none of the proceeds should be subject to New Zealand tax (unless the shares were acquired with the dominant purpose of resale or disposal or as part of a profit making scheme or as part of a share dealing business).

        Stockholders should consult their own tax advisors concerning the New Zealand income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under the laws of New Zealand.

Regulatory Approvals Required for the Merger (See Page 81)

        Under the merger agreement, the merger cannot be completed until (i) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the "HSR Act," has expired or been terminated; and (ii) the Treasurer of the Commonwealth of Australia has either (A) notified Parent and Merger Sub II in writing that the Commonwealth Government has no objection to the first merger and the second merger, or (B) ceased to be empowered to make an order or decision under Division 2 of Part 3 of the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth) in respect of the first merger and the second merger.

        On February 22, 2016 (New York time), Diligent and Parent made the filings required to be made under the HSR Act. On February 22, 2016 (Australia time), Parent and Merger Sub II notified the Treasurer of the Commonwealth of Australia of the proposal to enter into the first merger and second merger.

        In connection with the transactions contemplated by the merger agreement, Diligent filed with NZX Limited: (i) an application for various waivers under the NZX Main Board/Debt Market Listing Rules, (ii) a request for a trading halt, effective on the day immediately prior to the special meeting at which Diligent's stockholders will vote on the merger agreement, and (iii) the delisting of the common shares from the NZX Main Board immediately prior to the closing of the merger. On February 12, 2016, NZX Limited issued the requested waivers. The application for the trading halt and delisting are still pending.

No Solicitation of Other Offers (See Page 96)

        Diligent has agreed not to, and has agreed to cause its subsidiaries not to, nor will Diligent authorize or permit any of its or its subsidiaries' affiliates, directors, officers, employees, attorneys, investment bankers, representatives, advisors or other intermediaries, whom we collectively refer to as "representatives," to, among other things: (i) directly or indirectly, initiate, solicit or knowingly encourage any inquiries with respect to, or the making of, any acquisition proposal (as defined under "Proposal 1: Adoption of the Merger Agreement—Acquisition Proposals"); (ii) engage in any negotiations or discussions concerning, or provide access to information to, any person relating to an acquisition proposal; (iii) approve, endorse or recommend any acquisition proposal; (iv) enter into any agreement relating to any acquisition proposal or (v) resolve to take any actions prohibited by the foregoing clauses.

        Notwithstanding these restrictions, under certain circumstances, before the adoption of the merger agreement by Diligent's stockholders, Diligent may provide information to, and contact and engage in negotiations or discussions with, a person or group who has made an unsolicited acquisition proposal after the date of the merger agreement (it being understood that such person or group may have engaged in discussions with Diligent prior to the date of the merger agreement and may submit an unsolicited acquisition proposal following the date of the merger agreement) if the Board determines in good faith, after consultation with its outside legal counsel and financial advisor, that failure to do so would reasonably be expected to be inconsistent with the fiduciary duties of the Board under applicable law and such acquisition proposal constitutes a superior proposal (as defined under "Proposal 1: Adoption of the Merger Agreement—Acquisition Proposals") or could reasonably be expected to result in a superior proposal.

        Diligent is not entitled to terminate the merger agreement to enter into an agreement for a superior proposal unless, prior to obtaining stockholder approval of the proposal to adopt the merger agreement, it complies with certain procedures in the merger agreement, including negotiating with Parent in good faith over a three business day period to make such adjustments to the terms and conditions of the merger agreement so that any superior proposal no longer constitutes a superior proposal. The termination of the merger agreement by Diligent in order to accept a superior proposal prior to obtaining stockholder approval of the proposal to adopt the merger agreement would result in the payment by Diligent of a US$19,463,000 termination fee to Parent.

Adverse Recommendation Change (See Page 98)

        Before the adoption of the merger agreement by Diligent's stockholders, if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, in response to a bona fide written acquisition proposal in certain instances that such proposal is a superior proposal and the failure to take such action would reasonably be expected to be inconsistent with the Board's fiduciary duties under applicable law, Diligent or the Board may effect an adverse recommendation change (as defined under "Proposal 1: Adoption of the Merger Agreement—Adverse Recommendation Change" beginning on page 98), and terminate the merger agreement to enter into a definitive agreement with respect to such superior proposal. In addition, other than in connection with an acquisition proposal that constitutes a superior proposal as provided in the foregoing sentence, before the adoption of the merger agreement by Diligent's stockholders, the Board may, under certain circumstances, effect an adverse recommendation change in response to an event, development, or material change in circumstances with respect to, and specific to, Diligent that materially improves its business, assets or operations, if the Board determines in good faith after consultation with its financial advisors and outside legal counsel that failure to take such action is inconsistent with the Board's fiduciary duties under applicable law. However, the Board cannot effect an adverse recommendation change unless it complies with certain procedures in the merger agreement, including negotiating with Parent in good faith over a three business day period to allow Parent the opportunity to amend the merger agreement in a manner such that the acquisition proposal would no longer constitute a superior proposal or that would obviate the need for the Board to effect an adverse recommendation change, as applicable. The termination of the merger agreement by Parent if the Board shall have enacted an adverse recommendation change would result in the payment by Diligent of a US$19,463,000 termination fee to Parent.

Conditions to the Closing of the Merger (See Page 101)

        The completion of the first merger is subject to the satisfaction or waiver of conditions, which are described in "Proposal 1: Adoption of the Merger Agreement—The Merger Agreement—Conditions to the Closing of the Merger" beginning on page 101. These conditions include, among others:

  •
  the adoption of the merger agreement by the holders of (i) a majority of the outstanding common shares and preferred shares, voting together as a single class, and (ii) 60% of the outstanding preferred shares, voting as a separate class;

  •
  the absence of any order or law of any governmental entity that prohibits, restrains or enjoins the consummation of the merger;

  •
  the expiration or termination of the waiting period under the HSR Act and the notification of the Treasurer of the Commonwealth of Australia or absence of power, as described under "Regulatory Approvals Required for the Merger" above;

  •
  at the close of trading on the day immediately prior to the effective time of the first merger, Diligent will be delisted from the NZX Main Board;

  •
  the accuracy of the representations and warranties of Diligent, Parent and the Merger Subs (subject in certain cases to certain material adverse effect qualifications);

  •
  Diligent's, Parent's and the Merger Subs' performance in all material respects of their obligations under the merger agreement; and

  •
  the absence of a Material Adverse Effect (as defined under "Proposal 1: Adoption of the Merger Agreement—Representations and Warranties" beginning on page 91) on Diligent and its subsidiaries, taken as a whole.

        There are no conditions to the second merger, except that the first merger must have occurred.

Termination of the Merger Agreement (See Page 103)

        The merger agreement may be terminated at any time prior to the effective time of the first merger, whether before or after the adoption of the merger agreement by stockholders, in the following ways:

  •
  by mutual written agreement of Diligent, Parent and the Merger Subs;

  •
  by either Diligent or Parent if:

  •
  a court or other governmental entity located or having jurisdiction within the United States, Australia or New Zealand has issued a final nonappealable order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the merger (provided that the party seeking to terminate the merger agreement pursuant to this provision must have used its reasonable best efforts to prevent, oppose and remove such restraint, injunction or other prohibition);

  •
  the first merger is not consummated by June 13, 2016, which we refer to as the "outside date" (except that the right to terminate the merger agreement pursuant to this provision will not be available to any party if any action of such party or the failure of such party to perform its obligations under the merger agreement has been the primary cause of, or resulted in, the failure of the closing of the first merger to have occurred on or before such date and such action or failure to perform constitutes a material breach of the merger agreement); or

  •
  Diligent's stockholders fail to adopt the merger agreement at the special meeting or any adjournment or postponement thereof;

  •
  by Diligent if:

  •
  Parent or either Merger Sub has breached any of its representations, warranties, covenants or other agreements such that the closing conditions are not satisfied, and such breach is not cured within 20 days after Diligent's delivery of notice of such breach or is not capable of being cured before the outside date (except that Diligent will not have the right to terminate the merger agreement pursuant to this provision if Diligent is then in material breach of any of its representations, warranties, covenants or agreements such that certain closing conditions would not be satisfied);

  •
  prior to the adoption of the merger agreement by Diligent's stockholders and so long as Diligent is not in material breach of its obligations related to acquisition proposals, in order to enter into a definitive agreement with respect to a superior proposal, subject to Diligent paying to Parent a termination fee of US$19,463,000; or

  •
  the closing conditions have been satisfied, Diligent has confirmed it stands ready, willing and able to consummate the merger and Parent and the Merger Subs do not complete the merger by the third business day after receipt of such confirmation by Diligent; and

  •
  by Parent if:

  •
  Diligent has breached any of its representations, warranties, covenants or other agreements such that the closing conditions are not satisfied, and such breach is not cured within 20 days after Parent's delivery of notice of such breach or is not capable of being cured before the outside date (except that Parent will not have the right to terminate the merger agreement pursuant to this provision if Parent is then in material breach of any of its representations, warranties, covenants or agreements such that certain closing conditions would not be satisfied); or

  •
  the Board has made an adverse recommendation change (as defined in "Proposal 1: Adoption of the Merger Agreement—Adverse Recommendation Change" beginning on page 98), or has approved, recommended or entered into a definitive written agreement with respect to an acquisition proposal, whether or not permitted by the acquisition proposal provisions contained in the merger agreement; or

    •
    Diligent has materially breached its obligations relating to acquisition proposals contained in the merger agreement.

Termination Fees and Expense Reimbursement (See Page 104)

        The merger agreement requires Diligent to reimburse Parent for its out of pocket expenses up to US$7,500,000 or US$5,000,000, as applicable, if the merger agreement is terminated under certain specified circumstances. The merger agreement provides that Diligent will be required to pay Parent a termination fee in the amount of US$19,463,000 (less any expenses previously reimbursed as described above) upon termination of the merger agreement under certain specified circumstances. The merger agreement also provides that Parent will be required to pay Diligent a Parent termination fee equal to US$33,365,000 upon termination of the merger agreement under certain specified circumstances.

Specific Performance (See Page 106)

        Prior to a valid termination of the merger agreement, Parent, the Merger Subs and Diligent are entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the merger agreement and to enforce specifically the terms of the merger agreement, including the right of Diligent to cause Parent and the Merger Subs to fully enforce the equity commitment letters against the guarantors to the fullest extent permitted under the merger agreement and the equity commitment letters and, subject to the terms of the merger agreement, the terms of the debt commitment letter against the debt financing sources to the fullest extent permissible under the debt commitment letter.

Indicative Timetable

Record Date—you must hold shares on this date to be eligible to receive a copy of the proxy statement and vote at the special meeting.	March 11, 2016 (New Zealand time)
Due date for proxy cards—proxy cards must be returned to Diligent by this date.	For U.S. holders of record: 11:59 p.m. on April 7, 2016 (New York time)
For non-U.S. holders of record: 10:00 a.m. on April 11, 2016 (New Zealand time)
Special Meeting of Stockholders	April 13, 2016 (New Zealand time)
Due date for bank account information and currency election forms—must be received by this date.	April 13, 2016 (New Zealand time)
Delisting of Diligent's common shares from the NZX	The close of trading on the day immediately prior to the closing date
Closing Date—the merger will become effective on this date.
The second business day after the closing conditions have been satisfied or waived, or, if later, the first business day after the end of the marketing period (or an earlier business day during the marketing period specified by Parent on no less than three business days' prior written notice if the debt financing is consummated on such earlier date or a mutually agreed time, location and date)
Payment of merger consideration—expected to be completed within 2 weeks after the closing date.	Date that is 2 weeks after the closing date
Outside Date—if the merger is not implemented by this date it will lapse.	June 13, 2016 (New York time)

QUESTIONS AND ANSWERS

        The following questions and answers address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption "Where You Can Find More Information" beginning on page 116.

Q:
Why am I receiving these materials?

A:
The Board is furnishing this proxy statement and form of proxy card to the holders of common shares and preferred shares in connection with the solicitation of proxies to be voted at the special meeting.

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to vote on the following proposals:

•
to adopt the merger agreement pursuant to which Merger Sub I will merge with and into Diligent, and Diligent will become a wholly-owned subsidiary of Merger Sub II, and, immediately following the first merger, Diligent will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of Parent; and

•
to approve the adjournment of the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
When and where is the special meeting?

A:
The special meeting will take place on Wednesday, April 13, 2016, at the Maritime Room, Princes Wharf, Corner Quay and Hobson Street, Auckland, New Zealand at 10:00 a.m., New Zealand local time.

Q:
Who is entitled to vote at the special meeting?

A:
Stockholders as of the record date are entitled to notice of the special meeting and to vote at the special meeting. Each holder of common shares is entitled to cast one vote on each matter properly brought before the special meeting for each common share owned as of the record date. Each holder of preferred shares is entitled to cast one vote on each matter properly brought before the special meeting for each preferred share owned as of the record date.

Q:
May I attend the special meeting and vote in person?

A:
Yes. All stockholders as of the record date may attend the special meeting and vote in person. Seating will be limited. If you are attending the special meeting, you must bring your proxy card with you as the barcode will allow for your registration at the special meeting. All stockholders must register before they will be permitted entry into the special meeting.

  Even if you plan to attend the special meeting in person, to ensure that your shares will be represented at the special meeting we encourage you to sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope or submit your proxy electronically on the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax. If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy previously submitted.

  If your shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, your broker, bank, fiduciary, trustee or other nominee must vote those shares in accordance with your instructions. If you do not give voting instructions to your broker, bank, fiduciary, trustee or other nominee, the ability of your broker, bank, fiduciary, trustee or other nominee to vote your shares at the special meeting will be eliminated. For brokers subject to the NYSE rules, absent voting instructions, such brokers will be prohibited from voting on any of the matters to be presented at the special meeting. For brokers subject to New Zealand law, absent voting instructions, such brokers will be prohibited from voting on any of the matters to be presented at the special meeting. Please follow the instructions provided by your record holder so that your vote can be counted.

Q:
What is the proposed merger and what effects will it have on Diligent?

A:
The proposed merger is the acquisition of Diligent by Parent, an affiliate of Insight Venture Partners LLC, a global venture capital and private equity firm. If the proposal to adopt the merger agreement is approved by stockholders and the other closing conditions under the merger agreement are satisfied or waived, Merger Sub I will merge with and into Diligent, and Diligent will become a wholly-owned subsidiary of Merger Sub II, and, immediately following the first merger, Diligent will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of Parent. As a result of the merger, Diligent will become a wholly-owned subsidiary of Parent, and our common shares will no longer be publicly traded and as a condition to the first merger will be delisted from the NZX Main Board and Diligent will cease to be an FMC Reporting Entity under the Financial Markets Conduct Act 2013 (NZ). In addition, our common shares will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

Q:
What will I be entitled to receive if the merger is completed?

A:
If you are a holder of common shares, you will be entitled to receive the common stock merger consideration of US$4.90 in cash, without interest (subject to reduction on a pro rata basis in certain instances if there are inaccuracies or breaches of Diligent's representations and warranties contained in the merger agreement regarding its capitalization), for each common share that you own upon completion of the merger, unless you have properly exercised and not withdrawn your appraisal rights under the DGCL. For example, if you own 100 common shares, you will be entitled to receive US$490.00 in cash in exchange for your common shares. If you are a holder of preferred shares, you will be entitled to receive the preferred stock merger consideration of an amount in cash equal to the sum of (x) US$0.15, plus (y) all accrued and unpaid dividends, if any, on such preferred shares, whether or not declared, as of the closing date, plus (z) the common stock merger consideration for each preferred share that you own upon completion of the merger, unless you have properly exercised and not withdrawn your appraisal rights under the DGCL.

Q:
How does the common stock merger consideration compare to the market price of the common shares prior to the date on which Diligent entered into the merger agreement?

A:
The common stock merger consideration represents a premium of approximately 31% to the closing price of the common shares of $NZ5.64 ($US3.74, based on a New Zealand Dollar to U.S. Dollar exchange rate of 0.6627 per Bloomberg as of February 12, 2016) on February 12, 2016 (New Zealand time), the last trading day prior to the date on which Diligent entered into the merger agreement, assuming there is no pro rata reduction in the merger consideration due to inaccuracies or breaches of Diligent's representations and warranties contained in the merger agreement regarding its capitalization.

Q:
Is there an exchange rate risk to stockholders outside the United States?

A:
Yes. Insight's offer is denominated in U.S. dollars. Merger consideration payable to stockholders who receive payment in New Zealand dollars and who have made a timely bank account election prior to the special meeting pursuant to the procedures described below will be converted at the spot exchange rate following the closing date of the merger. Stockholders who receive U.S. dollar merger consideration, but decide later to convert their proceeds into another currency, will be subject to the applicable exchange rate in effect at the time of the conversion, which may be more or less favorable than the rate of the time of the merger.

Q:
Can I receive the merger consideration in New Zealand dollars?

A:
Yes. To receive the merger consideration in New Zealand dollars, even if you have previously provided New Zealand dollar bank account details to Link Market Services, you must make a New Zealand dollar election by returning a duly completed election form to Link Market Services by the date of the special meeting. Merger consideration payable to stockholders who make such timely election to receive payment in New Zealand dollars pursuant to the procedures described in this proxy statement will be converted at the spot exchange rate obtained by Link Market Services following the closing date of the merger. No foreign exchange conversion fee will apply as the exchange costs will be reflected in the applicable exchange rate.

If you do not timely return an election form, you will receive U.S. dollars as merger consideration. Holders receiving U.S. dollars also must return an election form in order to provide their account information to Link Market Services, as Link Market Services will not send U.S. dollar checks. Any subsequent conversion of such U.S. dollar payment will be subject to the applicable exchange rate at the time of the conversion, which may be more or less favorable than the rate at the time of the merger.

Below are examples of how foreign exchange rate fluctuation could affect the amount of New Zealand dollars you receive:

No. of shares	U.S. dollar merger consideration		N.Z. dollar to U.S. dollar exchange rate	N.Z. dollar equivalent
1,000	US$	4,900	0.64	NZ$	7,656.25
1,000	US$	4,900	0.67	NZ$	7,313.43
1,000	US$	4,900	0.70	NZ$	7,000.00
Q:
Can I receive the merger consideration in another currency other than U.S. dollars or New Zealand dollars?

A:
No. The merger consideration will only be payable in U.S. dollars or, for those stockholders that have, prior to the special meeting, elected to receive the merger consideration in New Zealand dollars, converted into New Zealand dollars. You will be paid in U.S. dollars to your nominated foreign bank account to be provided on the election form. The payment will be subject to the applicable exchange rate at the time of the conversion into the foreign currency account on the terms provided by your bank.

Q:
When will the exchange rate be determined if I receive New Zealand dollars?

A:
For stockholders receiving New Zealand dollars, and who have made a timely bank account election prior to the special meeting, the exchange rate is expected to be determined following the closing date of the merger. Stockholders will be informed of the exchange rate on the individual payment advice sent to them and Diligent will disclose the exchange rate on its website.

Q:
What happens if I do not provide bank account details or make a timely election prior the special meeting to receive New Zealand dollars?

A:
No U.S. dollar checks will be sent. Therefore, if you do not provide bank account details or make a timely election by the date of the special meeting to receive your merger consideration in New Zealand dollars, your U.S. dollar merger consideration will be held in trust for you until (i) it is claimed by you by providing your bank account details, (ii) it is remitted to the second step surviving corporation under the merger agreement at which point you will be a general creditor of the second step surviving corporation or (iii) until it is surrendered as unclaimed money to the government. When claimed, the payment will be subject to the applicable exchange rate at the time of the conversion into another currency. The exchange rate at that time may be more or less favorable than the rate at the time of the merger.

Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that we refer to in this proxy statement carefully and consider how the merger affects you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or submit your proxy electronically on the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax, so that your shares can be represented and voted at the special meeting. If you hold your shares in "street name" or through a custodian, please refer to the voting instruction forms provided by your broker, bank, fiduciary, trustee or other nominee to vote your shares.

Q:
What happens if I sell or otherwise transfer my shares after the record date but before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting and the date the merger is expected to be completed. If you sell or transfer your shares after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Diligent in writing of such special arrangements, you will transfer the right to receive the merger consideration, if the merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the special meeting. Even if you sell or otherwise transfer your shares after the record date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or submit your proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax.

Q:
How does the Board recommend that I vote?

A:
The Board, after considering the various factors described under the caption "The Merger—Recommendation of the Board and Reasons for the Merger" beginning on page 45, has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and in the best interest of Diligent and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) resolved that the merger agreement be submitted to Diligent's stockholders for adoption at the special meeting and (iv) resolved to recommend that Diligent's stockholders adopt the merger agreement.

  The Board recommends that you vote (A) "FOR" the adoption of the merger agreement and (B) "FOR" the adjournment of the special meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by stockholders or if the merger is not completed for any other reason, stockholders will not receive any payment for their shares pursuant to the merger agreement. Instead, Diligent will remain an independent public company, our common shares will continue to be listed and traded on the NZX Main Board and registered under the Exchange Act, and we will continue to file periodic reports with the SEC and be subject to NZX Rules and Financial Markets Conduct Act 2013 disclosure requirements.

  Under specified circumstances, Diligent will be required to pay Parent a termination fee upon the termination of the merger agreement, as described in the section of this proxy statement captioned "Proposal 1: Adoption of the Merger Agreement—Termination Fees and Expense Reimbursement" beginning on page 104. Under specified circumstances, Parent will be required to pay Diligent a termination fee upon the termination of the merger agreement, as described in the section of this proxy statement captioned "Proposal 1: Adoption of the Merger Agreement—Termination Fees and Expense Reimbursement" beginning on page 104.

Q:
What vote is required to adopt the merger agreement?

A:
The affirmative vote of (i) a majority of the outstanding common shares and preferred shares, voting together as a single class, and (ii) and 60% of the outstanding preferred shares, voting as a separate class, is required to adopt the merger agreement.

  If a quorum is present at the special meeting, the failure of any stockholder of record to (A) submit a signed proxy card; (B) submit a proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax; or (C) vote in person by ballot at the special meeting will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. If you hold your shares in the name of a broker, bank, fiduciary, trustee or other nominee and a quorum is present at the special meeting, the failure to instruct your broker, bank, fiduciary, trustee or other nominee how to vote your common shares or preferred shares will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. If a quorum is present at the special meeting, abstentions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement.

Q:
What vote is required to approve the proposal to adjourn the special meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting?

A:
Approval of the proposal to adjourn the special meeting, whether or not a quorum is present, requires the affirmative vote of a majority of the votes properly cast by holders of common shares and preferred shares, voting together as a single class, in person or by proxy at the special meeting.

  The failure of any stockholder of record to submit a signed proxy card, submit a proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax, or vote in person by ballot at the special meeting, will not have any effect on the adjournment proposal. If you hold your shares in the name of a broker, bank, fiduciary, trustee or other nominee and a quorum is present at the special meeting, the failure to instruct your broker, bank, fiduciary, trustee or other nominee how to vote your shares will have no effect on the adjournment proposal. Abstentions will have no effect on the adjournment proposal.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our share registrar, Link Market Services, you are considered, with respect to those shares, to be the "stockholder of record." In this case, this proxy statement and your proxy card have been sent directly to you by Link Market Services.

  If you are a beneficial owner of common shares and your common shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, your broker, bank, fiduciary, trustee or other nominee will be required to advise Link Market Services in writing at P.O. Box 91976, Auckland, 1142, New Zealand or by any other method specified on the proxy card (to be received 48 hours before the start of the special meeting). For clarification, the terms "common stock" and "common shares" are the equivalent U.S. terminology for the term "ordinary shares" used in New Zealand. In that case, this proxy statement has been forwarded to you by your broker, bank, fiduciary, trustee or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, fiduciary, trustee or other nominee how to vote your shares by following their instructions for voting.

  As a beneficial owner, you are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you obtain a "legal proxy" from your broker, bank, fiduciary, trustee or other nominee.

Q:
How do I complete a proxy card?

A:
Instructions on how to complete your proxy card are available on the back of your personalized proxy card accompanying this proxy statement. You can also contact Link Market Services, if you are resident outside the U.S. or, if you are resident in the U.S., Georgeson Inc., if you require assistance in completing your proxy card. Contact details for Link Market Services and Georgeson Inc. are set forth in the answer to the below question.

Q:
How may I submit a proxy to vote my shares?

A:
If you are a stockholder of record (that is, if your common shares or preferred shares are registered in your name with Link Market Services, our share registrar) with a record address outside the U.S., there are four ways to submit a proxy to vote your shares:

•
By Fax—Complete your proxy card and fax to Link Market Services at +64-9-375-5990;

•
By email—Complete your proxy card and scan and email to Link Market Services at: meetings@linkmarketservices.co.nz. Please use "Diligent Proxy" as the subject of the email for identification purposes;

•
By Internet (online)—Visit the Link Market Services website indicated on your proxy card and follow the on-screen instructions. If you received your special meeting documentation electronically, you can click on the personalized link in the email and enter your FIN, which will take you directly to the voting page on the Link Market Services website; or

  •
  By mail—Date, sign and promptly return your proxy card by mail.

  •
  New Zealand holders—Use the enclosed postage prepaid envelope.

  •
  Overseas holders—Affix required postage before mailing your proxy.

    The contact information for Link Market Services is available below:

Link Market Services
P.O. Box 91976
Auckland 1142
New Zealand
or
Level 11 Deloitte Centre
80 Queen Street
Auckland, New Zealand
+64-9-375-5998
meetings@linkmarketservices.co.nz

  Please note that stockholders of record outside the U.S. must submit their proxies by email or online or by fax or by mail to be received no later than 10:00 a.m. on April 11, 2016 (New Zealand time), to ensure your shares are represented and voted at the special meeting.

  If you are a stockholder of record with a record address in the U.S., there are three ways to vote:

  •
  By Internet (online)—Visit the website of Georgeson Inc., our proxy advisory firm, indicated on the proxy card and follow the on-screen instructions;

  •
  By telephone—Call the toll free number indicated on the proxy card from a touch tone telephone and follow the instructions provided by the recorded message; and

  •
  By mail—Date, sign and promptly return the proxy card by mail.

  Instructions on how to complete your proxy card are available on the back of your personalized proxy card.

  The contact information for Georgeson Inc. is available below:

Georgeson Inc.
480 Washington Boulevard
26th Floor
Jersey City, NJ 07310
Attn: Proxy Services
1-866-647-8869

  U.S. stockholders of record will have a control number, located on the proxy card, which will identify stockholders of record and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Please note that U.S. stockholders of record must submit a proxy by telephone or on the Internet by no later than 11:59 p.m. on April 7, 2016 (New York time), or by mail received by 11:59 p.m. on April 7, 2016 (New York time), to ensure your shares are represented and voted at the special meeting.

  Even if you plan to attend the special meeting in person, you are strongly encouraged to submit a proxy to vote your common shares and preferred shares. If you are a record holder or if you obtain a "legal proxy" to vote shares that you beneficially own, you may still vote your common shares and preferred shares in person by ballot at the special meeting even if you have previously voted by proxy. Appearing at the special meeting and voting your shares in person by ballot will revoke any previously submitted proxy in respect of those shares.

  If your shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, you may vote through your broker, bank, fiduciary, trustee or other nominee by following the voting instructions on the proxy card you receive from your broker, bank, fiduciary, trustee or other nominee. The availability of Internet and telephone (in the case of U.S. stockholders of record) proxies will depend on voting procedures of your broker, bank, fiduciary, trustee or other nominee.

Q:
If my broker holds my shares in "street name" or through a custodian, will my broker vote my shares for me?

A:
No. Your broker, bank, fiduciary, trustee or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the special meeting only if you instruct your broker, bank, fiduciary, trustee or other nominee how to vote. You should follow the procedures provided by your broker, bank, fiduciary, trustee or other nominee to cause your shares to be represented and voted at the special meeting. If you do not give voting instructions to your broker, bank, fiduciary, trustee or other nominee, the ability of your broker, bank, fiduciary, trustee or other nominee to vote your shares at the special meeting will be eliminated. For brokers subject to the NYSE rules, absent voting instructions, such brokers will be prohibited from voting on any of the matters to be presented at the special meeting. For brokers subject to New Zealand law, absent voting instructions, such brokers will be prohibited from voting on any of the matters to be presented at the special meeting. Without instructions, your shares will not be voted on any of the proposals presented at the special meeting, which will have the same effect as if you voted against adoption of the merger agreement, but will have no effect on the adjournment proposal. Please follow the instructions provided by your broker, bank, fiduciary, trustee or other nominee so that your shares can be represented and voted at the special meeting.

Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•
signing another proxy card with a later date and returning it to us prior to the special meeting;

•
submitting a new proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax, after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary at 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Office of the Corporate Secretary (or our share registry, Link Market Services, or our proxy advisory firm, Georgeson Inc., as applicable); or

•
attending the special meeting and voting in person by ballot.

  If you hold your common shares or preferred shares through a broker, bank, fiduciary, trustee or other nominee, you should contact your broker, bank, fiduciary, trustee or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a "legal proxy" from your broker, bank, fiduciary, trustee or other nominee.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, which we refer to as a "proxy," to vote your common shares and/or preferred shares. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement." The document used to designate a proxy to cause your common shares and preferred shares to be represented and voted is called a "proxy card." Instructions on how to complete your proxy card are available on the back of your personalized proxy card. A proxy may also be submitted electronically on the

  Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax. David Liptak, our Chairman and non-executive Director makes himself available to act as the proxy holder for the special meeting.

Q:
If a stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to submit a proxy, the individual named on the enclosed proxy card, or your proxy, will vote your shares in the way that you indicate. When completing the fax, email, Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

  Unless either the proxy or the stockholder are not permitted to vote under the NZX Rules, properly signed and dated proxies that do not contain voting instructions but which appoint the Chairman of the meeting, David Liptak, as the proxy will be voted (i) "FOR" adoption of the merger agreement and (ii) "FOR" the adjournment of the special meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. Further, properly signed and dated proxies that do not contain voting instructions and which do not appoint the Chairman of the meeting, David Liptak, as the proxy will be voted at the discretion of the proxy. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by Diligent in its sole discretion and consistently with the NZX Rules, on any matters brought before the special meeting for which we did not receive adequate notice under the proxy rules promulgated by the SEC. Any proxy card signed and returned by a stockholder or submitted through the Internet, email, fax or telephone may be revoked at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of Diligent at 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Office of the Corporate Secretary (or Diligent's share registry, Link Market Services, or Diligent's proxy advisory firm, Georgeson Inc., as applicable), by submitting a new proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax, after the date of the earlier submitted proxy, or by voting in person at the special meeting. Attendance at the special meeting will not, in and of itself, constitute a revocation of a proxy.

Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or submit your proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record outside the U.S., by email or fax) each proxy card and voting instruction card that you receive.

  You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.

Q:
Where can I find the voting results of the special meeting?

A:
If available by the close of business on the date of the special meeting, Diligent will announce the preliminary voting results through NZX and in any event Diligent will do so on its website. Diligent intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that Diligent files with the SEC are publicly available when filed. See the section of this proxy statement captioned "Where You Can Find More Information" beginning on page 116.

Q:
Will I be subject to U.S. federal income tax upon the exchange of shares for cash pursuant to the merger?

A:
If you are a U.S. Holder (as defined under the caption "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 77), the exchange of shares for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, which generally will require a U.S. Holder to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by such U.S. Holder in the merger and such U.S. Holder's adjusted tax basis in the shares surrendered in the merger.

  A Non-U.S. Holder (as defined under the caption "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 77) generally will not be subject to U.S. federal income tax with respect to the exchange of shares for cash in the merger unless such Non-U.S. Holder has certain connections to the United States.

  Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction. A more complete description of material U.S. federal income tax consequences of the merger is provided under the caption "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 77.

Q:
Will I be subject to New Zealand income tax upon the exchange of shares for cash pursuant to the merger?

A:
Diligent's N.Z. Holders (as defined under the caption "The Merger—Material New Zealand Income Tax Consequences of the Merger" beginning on page 80), need to consider the New Zealand foreign investment fund (which we refer to as "FIF") taxation rules for New Zealand tax purposes. The FIF rules generally apply where an N.Z. Holder holds shares in one or more companies that are not New Zealand tax residents (which we refer to as a "foreign company"), unless the N.Z. Holder is a natural person (or a trustee of certain testamentary or compensation trusts) and the aggregate cost of the foreign company shares held by that N.Z. Holder is NZ$50,000 or less. N.Z. Holders holding foreign company shares costing NZ$50,000 or less can, however, elect voluntarily to apply the FIF rules. Diligent is a foreign company for the purposes of the FIF taxation rules and when the NZ$50,000 test is applied both the N.Z. Holder's Diligent shares and their other foreign company shares will be taken into account.

  Where an N.Z. Holder is required (or elects) to apply the FIF rules, all of the New Zealand tax it pays with respect to its investment in each foreign company will be calculated under special rules that annually attribute part of the foreign company's deemed income to the N.Z. Holder each year the N.Z. Holder has shares in the foreign company. Any realized gains the N.Z. holder receives from the foreign company (including on the cancellation of a foreign company's shares) or from selling the foreign company's shares are not separately taxed.

  Where an N.Z. Holder is not required to apply the FIF rules (and does not elect to apply the FIF rules voluntarily), they will only pay New Zealand tax on realized gains they obtain from their investment in the foreign company. These will include any dividend amounts the foreign company pays them. They will not be required to pay tax on any profit they realize from selling the foreign company's shares unless the foreign company shares were acquired with a dominant purpose of resale or disposal or as part of a profit making scheme or as part of a share dealing business.

  Given these rules, the amounts each N.Z. Holder receives in exchange for the cancellation of their Diligent shares in the merger will have different New Zealand tax consequences depending on whether the N.Z. Holders apply FIF rules to their investments in foreign companies. Specifically:

  1.    If an N.Z. Holder applies the FIF rules to their foreign company investments any gains they receive when their shares are cancelled should not be separately taxable.

  2.    If an N.Z. Holder does not apply the FIF rules to their foreign company investments the full amount they receive for the cancellation of their shares in the merger may be treated as a taxable dividend. If such N.Z. Holder sells its Diligent shares before the first merger occurs, none of the proceeds should be subject to New Zealand tax (unless the shares were acquired with the dominant purpose of resale or disposal or as part of a profit making scheme or as part of a share dealing business).

  Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the New Zealand income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under the laws of New Zealand or other taxing jurisdiction. A more complete description of material New Zealand income tax consequences of the merger is provided under the caption "Material New Zealand Income Tax Consequences of the Merger" beginning on page 80.

Q:
What will the holders of Diligent stock options, restricted stock awards, RSUs and PSUs receive in the merger?

A:
The merger agreement provides that Diligent's equity awards that are outstanding immediately prior to the effective time of the merger will be subject to the following treatment in the merger:

  Awards under the 2007 Plan and 2010 Plan

  Within five business days of the date of the merger agreement, Diligent was required to provide notice of the merger to each holder of outstanding and unexercised options to purchase common shares granted under the Diligent 2007 Stock Option and Incentive Plan (which we refer to as the "2007 Plan") and the Diligent 2010 Stock Option and Incentive Plan (which we refer to as the "2010 Plan"). These notices were required to inform such holders that during the period beginning with the date the holder receives the notice and ending at the second effective time, such holder has the right to exercise all or any part of the unexercised portion of such options (without regard to employment requirements or any installment exercise limitations). These notices were delivered by Diligent on February 18, 2016. Each option issued under the 2007 Plan or the 2010 Plan, to the extent unexercised, will be cancelled as of the second effective time.

  Awards under the 2013 Plan

  Options

  Each option to purchase common shares granted under the Diligent 2013 Incentive Plan (which we refer to as the "2013 Plan") that is outstanding and unexercised at the first effective time, whether vested or unvested, will, automatically and without any required action on the part of the holder of such option, be cancelled as of the first effective time, and the holder will be entitled to receive a payment in cash equal to the product of (x) the number of common shares previously subject to such option and (y) the excess, if any, of the common stock merger consideration over the exercise price of such option, without interest and less any required withholding taxes. Any option granted under the 2013 Plan that has an exercise price that equals or exceeds the common stock merger consideration will be cancelled for no consideration.

  Restricted Stock Awards

  Each common share subject to vesting or other lapse restrictions under the 2013 Plan that is outstanding at the first effective time will, automatically and without any required action on the part of the holder of such restricted stock, be cancelled as of the first effective time, and the holder of such restricted stock will be entitled to receive an amount in cash equal to the product of (x) the number of such shares of restricted stock and (y) the common stock merger consideration, without interest and less any required withholding taxes.

  Restricted Share Units

  Each RSU granted under the 2013 Plan that is outstanding at the first effective time will, automatically and without any required action on the part of the holder of such RSU, be cancelled as of the first effective time and the holder of such RSU will be entitled to receive an amount in cash equal to the product of (x) the number of common shares subject to such RSU immediately prior to the first effective time and (y) the common stock merger consideration, without interest and less any required withholding taxes.

  Performance-Based Restricted Share Units

  Each PSU granted under the 2013 Plan that is outstanding at the first effective time, will automatically and without any required action on the part of the holder of such PSU, be cancelled as of the first effective time and, with respect to (x) all PSUs for which the applicable performance period (including any cumulative performance period) has not ended prior to the first effective time, or (y) for which the applicable performance period has ended prior to the first effective time and the applicable performance goals and other vesting criteria were satisfied as of the end of the applicable performance period, in consideration for the cancellation of such PSU, the holder of such PSU will be entitled to receive an amount in cash equal to the product of (A) the number of common shares subject to such PSU based on the achievement of the performance goals attributable to such PSU (determined assuming achievement of 100% of target levels) and (B) the common stock merger consideration, without interest and less any withholding taxes. All other PSUs will be cancelled for no consideration.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible and currently expect to complete the merger in the second calendar quarter of 2016. However, the exact timing of completion of the merger cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the merger is consummated, stockholders who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. Such stockholders will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of the common shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest, if any, on the amount determined to be fair value. Such an appraisal could be more than, the same as, or less than the merger consideration that would otherwise have been received for such shares. Stockholders who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in this proxy statement, and a copy of Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, is attached as Annex E to this proxy statement.

Q:
Do any of Diligent's directors or officers have interests in the merger that may differ from those of Diligent stockholders generally?

A:
Yes. In considering the recommendation of the Board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of stockholders generally. In evaluating and negotiating the merger agreement, approving the merger agreement and the merger, and recommending that the merger agreement be adopted by stockholders, the Board was aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned "The Merger—Interests of Diligent's Directors and Executive Officers in the Merger" beginning on page 61.

Q:
Who can help answer my questions?

A:
If you are a holder of record with a record address outside the U.S. and have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your common shares or preferred shares, please contact our share registrar, Link Market Services:

Link Market Services
P.O. Box 91976
Auckland 1142
New Zealand
or
Level 11 Deloitte Centre
80 Queen Street
Auckland, New Zealand
+64-9-375-5998
meetings@linkmarketservices.co.nz

  If you are a holder of record with a record address in the U.S. and have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your common shares or preferred shares, please contact our proxy advisory firm, Georgeson Inc.

Georgeson Inc.
480 Washington Boulevard
26th Floor
Jersey City, NJ 07310
Attn: Proxy Services
1-866-647-8869

FORWARD-LOOKING STATEMENTS

        This proxy statement, the documents to which we refer you in this proxy statement and information included in oral statements or other written statements made or to be made by us or on our behalf contain "forward-looking statements" that do not directly or exclusively relate to historical facts. You can typically identify forward-looking statements by the use of forward-looking words, such as "expect," "anticipate," "intend," "plan," "believe," "estimate," "forecast," and other words of similar meaning. Stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, factors and matters described in this proxy statement, and the following factors:

  •
  the effect of the announcement or pendency of the merger on our business relationships, employee retention and recruitment, operating results and business generally;

  •
  risks that the merger could divert management's or employees' attention from our ongoing business operations;

  •
  the outcome of or expenses relating to any legal proceedings that may be instituted against Diligent and others related to the merger agreement;

  •
  the amount of the costs, fees, expenses and charges related to the merger agreement or the merger;

  •
  the risk that the merger agreement may be terminated in circumstances that require Diligent to pay Parent a termination fee of US$19,463,000;

  •
  the failure by Parent to obtain the necessary equity and debt financing set forth in the commitments entered into in connection with the merger;

  •
  despite Parent's obligation to use reasonable best efforts to obtain the financing contemplated by its debt commitment letter, there is a risk that the debt financing might not be obtained and that, in certain instances, Diligent's only viable recourse would be the US$33,365,000 Parent termination fee payable by Parent to Diligent;

  •
  the merger may not be consummated within the expected time period or at all due to a number of factors, including the failure to obtain stockholder approval; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; or the failure to satisfy closing conditions to the merger, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary closing conditions; and

  •
  Diligent's stock price may decline significantly if the merger is not completed.

        Consequently, all of the forward-looking statements that we make in this proxy statement are qualified by the information contained or incorporated by reference herein, including (i) the information contained under this caption; and (ii) the information contained under the caption "Risk Factors" and information in our consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

        Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

 THE SPECIAL MEETING

        The enclosed proxy is solicited on behalf of the Board for use at the special meeting.

Date, Time and Place

        We will hold the special meeting on Wednesday, April 13, 2016, at the Maritime Room, Princes Wharf, Corner Quay and Hobson Street, Auckland, New Zealand at 10:00 a.m., New Zealand local time.

Purpose of the Special Meeting

        At the special meeting, we will ask stockholders to vote on proposals to (i) adopt the merger agreement and (ii) adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Record Date; Shares Entitled to Vote; Quorum

        Only stockholders of record as of the record date, which is the close of trading on the NZX on March 11, 2016 (New Zealand time), are entitled to notice of the special meeting and to vote at the special meeting. A list of stockholders entitled to vote at the special meeting will be available at our principal executive offices located at 1385 Broadway, 19th Floor, New York, New York 10018, during regular business hours for a period of no less than ten days before the special meeting and at the place of the special meeting during the meeting.

        As of the record date, there were 88,052,354 common shares outstanding and entitled to vote at the special meeting. In addition, on the record date, there were 30,000,000 preferred shares of outstanding and entitled to vote as a single class with the common shares on all matters at the special meeting, for a total of 118,052,354 shares entitled to vote at the special meeting.

        The presence in person or by proxy of the holders of a majority in voting power of the outstanding common shares and preferred shares is necessary to constitute a quorum for the transaction of business at the special meeting. In addition, the presence in person or by proxy of the holders of a majority in voting power of the outstanding preferred shares, viewed as a separate class, is necessary to constitute a quorum for the proposal to adopt the merger agreement. For brokers subject to the NYSE rules, absent voting instructions, such brokers will be prohibited from voting on any of the matters to be presented at the special meeting. For brokers subject to New Zealand law, absent voting instructions, such brokers will be prohibited from voting on any of the matters to be presented at the special meeting. Abstentions and broker non-votes will not be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting (provided that if a matter is submitted to the special meeting upon which brokers are entitled to vote, broker non-votes will count for purposes of determining the presence or absence of a quorum). In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned to solicit additional proxies.

Vote Required; Abstentions and Broker Non-Votes

        The affirmative vote of (i) the holders of at least 60% of the outstanding preferred shares, consenting or voting separately as a class, and (ii) the holders of a majority in voting power of the outstanding preferred shares and outstanding common shares, voting as a single class, are required to adopt the merger agreement. Approval of the proposal to adjourn the special meeting, whether or not a quorum is present, requires the affirmative vote of a majority of the votes properly cast by holders of common shares and preferred shares in person or by proxy at the special meeting.

        If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted "AGAINST" the proposal to adopt the merger agreement. For stockholders who attend the meeting or are represented by proxy and abstain from voting, the abstention will have no effect on the proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. Abstentions and broker non-votes will not be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting and will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement, but will have no effect on the proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting (provided that if a matter is submitted to the special meeting upon which brokers are entitled to vote, broker non-votes will count for purposes of determining the presence or absence of a quorum).

        A "broker non-vote" generally occurs when a broker, bank, fiduciary, trustee or other nominee holding shares on your behalf does not vote on a proposal because the broker, bank, fiduciary, trustee or other nominee has not received your voting instructions and lacks discretionary power to vote the shares. For brokers subject to the NYSE rules, absent voting instructions, such brokers will be prohibited from voting on any of the matters to be presented at the special meeting. For brokers subject to New Zealand law, absent voting instructions, such brokers will be prohibited from voting on any of the matters to be presented at the special meeting.

Shares Held by Diligent's Directors and Executive Officers

        As of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 8,199,284 common shares representing approximately 6.9% of the voting power of our common shares and preferred shares, which vote together as a single class in accordance with the terms of our Amended and Restated Certificate of Incorporation, as amended. In addition, as of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 20,000,000 preferred shares, representing approximately 66.7% of the voting power of our preferred shares, voting as a separate class, and representing approximately 16.9% of the voting power of our common shares and preferred shares, which vote together as a single class in accordance with the terms of our Amended and Restated Certificate of Incorporation.

        Our directors and executive officers have informed us that they currently intend to vote all of their shares (i) "FOR" the adoption of the merger agreement and (ii) "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Voting Agreements

        David Liptak, Diligent's non-executive chairman, is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street. Spring Street entered into a voting agreement with Parent, as further described under the caption "The Merger—Voting Agreements" beginning on page 85. As of March 11, 2016 (New Zealand time), the record date for the special meeting, Spring Street owned 20,000,000 preferred shares, representing in the aggregate 66.7% of the outstanding preferred shares, and 5,896,973 common shares, which together with the preferred shares owned by Spring Street represents approximately 21.9% of the outstanding common shares and preferred shares, taken together as a single class.

        The Carroll parties entered into a voting agreement with Parent, as further described under the caption "The Merger—Voting Agreements" beginning on page 85. As of March 11, 2016 (New Zealand time), the record date for the special meeting, the Carroll parties owned 10,000,000 preferred shares, representing in the aggregate 33.3% of the outstanding preferred shares, and 4,989,763 common shares, which together with the preferred shares owned by the Carroll parties represents approximately 12.7% of the outstanding common shares and preferred shares, taken together as a single class.

Attending the Meeting; Voting

        If your shares are registered directly in your name with our share registrar, Link Market Services, you are considered, with respect to those shares, to be the "stockholder of record." In this case, this proxy statement and your proxy card have been sent directly to you by Link Market Services.

        If you are a beneficial owner of common shares and your common shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, your broker, bank, fiduciary, trustee or other nominee will be required to advise Link Market Services in writing at P.O. Box 91976, Auckland, 1142, New Zealand (to be received 48 hours before the start of the special meeting). For clarification, the terms "common stock" and "common shares" are the equivalent U.S. terminology for the term "ordinary shares" used in New Zealand. In that case, this proxy statement has been forwarded to you by your broker, bank, fiduciary, trustee or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, fiduciary, trustee or other nominee how to vote your shares by following their instructions for voting.

        You are also invited to attend the special meeting. However, if you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you obtain a "legal proxy" from your broker, bank, fiduciary, trustee or other nominee.

        If you are attending the special meeting, you must bring your proxy card with you as the barcode will allow for your registration at the special meeting. All stockholders must register before they will be permitted entry into the special meeting.

        If you wish to obtain directions to the location of the special meeting to attend and vote in person, contact Sonya Fynmore, Diligent Corporation, at +64-4-894-6912.

Voting of Proxies

        If your common shares or preferred shares are registered in your name with our share registrar, Link Market Services, you may cause your shares to be voted by returning a signed and dated proxy card in the accompanying prepaid envelope, or you may vote in person at the special meeting. Additionally, you may submit a proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax, by following the instructions on your proxy card. Instructions on how to complete your proxy card are available on the back of your personalized proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone or, if you are a stockholder of record with a record address outside the U.S., by email or fax. Based on your proxy cards, electronic and telephone proxies, the proxy holder will vote your shares according to your directions. Telephone proxies are only available if you are a stockholder of record with a record address in the U.S.

        Even if you plan to attend the special meeting in person, you are strongly encouraged to vote your common shares and preferred shares by proxy. If you are a record holder or if you obtain a "legal proxy" to vote shares that you beneficially own, you may still vote your common shares and preferred shares in person by ballot at the special meeting even if you have previously voted by proxy. If you are present at the special meeting and vote in person by ballot, your previous vote by proxy will not be counted.

        Voting instructions are included on your proxy card. All shares represented by properly signed and dated proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. Unless either the proxy or the stockholder are not permitted to vote under the NZX Rules, properly signed and dated proxies that do not contain voting instructions but which appoint the Chairman of the meeting, David Liptak, as the proxy will be voted (i) "FOR" adoption of the merger agreement and (ii) "FOR" the adjournment of the special meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. Further, properly signed and dated proxies that do not contain voting instructions and which do not appoint the Chairman of the meeting, David Liptak, as the proxy will be voted at the discretion of the proxy.

        If your shares are held in "street name" or through a custodian through a broker, bank, fiduciary, trustee or other nominee, you may vote through your broker, bank, fiduciary, trustee or other nominee by completing and returning the voting form provided by your broker, bank, fiduciary, trustee or other nominee or attending the special meeting and voting in person with a "legal proxy" from your broker, bank, fiduciary, trustee or other nominee. If such a service is provided, you may vote over the Internet or telephone through your broker, bank, fiduciary, trustee or other nominee by following the instructions on the voting form provided by your broker, bank, fiduciary, trustee or other nominee. If you do not return your nominee's voting form, do not vote via the Internet or telephone through your broker, bank, fiduciary, trustee or other nominee, if possible, or do not attend the special meeting and vote in person with a "legal proxy" from your broker, bank, fiduciary, trustee or other nominee, it will have the same effect as if you voted "AGAINST" the proposal to adopt the merger agreement but will not have any effect on the adjournment proposal.

Revocability of Proxies

        If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

  •
  signing another proxy card with a later date and returning it to us prior to the special meeting;

  •
  submitting a new proxy electronically over the Internet or, if you are a stockholder of record with a record address in the U.S., by telephone, or if you are a stockholder of record with a record address outside the U.S., by email or fax, after the date of the earlier submitted proxy;

  •
  delivering a written notice of revocation to our Corporate Secretary at 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Office of the Corporate Secretary (or our share registry, Link Market Services, or our proxy advisory firm, Georgeson Inc., as applicable); or

  •
  attending the special meeting and voting in person by ballot.

        If you have submitted a proxy, your appearance at the special meeting, in and of itself, will not have the effect of revoking your prior proxy.

        If you hold your common shares through a broker, bank, fiduciary, trustee or other nominee, you should contact your broker, bank, fiduciary, trustee or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a "legal proxy" from your broker, bank, fiduciary, trustee or other nominee.

        Any adjournment, postponement or other delay of the special meeting, including for the purpose of soliciting additional proxies, will allow stockholders who have already submitted proxies to revoke them at any time prior to their use at the special meeting as adjourned, postponed or delayed.

Recommendation of the Board

        The Board, after considering various factors described under the caption "The Merger—Recommendation of the Board and Reasons for the Merger," has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and in the best interest of Diligent and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) resolved that the merger agreement be submitted to Diligent's stockholders for adoption at the special meeting and (iv) resolved to recommend that Diligent's stockholders adopt the merger agreement.

        The Board unanimously recommends that you vote (1) "FOR" the adoption of the merger agreement and (2) "FOR" the adjournment of the special meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Solicitation of Proxies

        Diligent is making this solicitation and will bear the costs of the solicitation of proxies for the special meeting, including the cost of preparing and distributing this proxy statement and the form of proxy. Upon request, copies of Diligent's proxy statement and related materials will be furnished to banks, brokers or other nominees holding common shares beneficially owned by others to forward to such beneficial owners. Diligent will reimburse persons representing beneficial owners of common shares for their costs of forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, email or personal solicitation by directors, officers or other regular employees of Diligent. No additional compensation will be paid to directors, officers or other regular employees for such services. In addition, we have retained Georgeson Inc. to act as our proxy advisory firm in the United States in conjunction with Link Market Services in New Zealand, our share registry. In connection with the solicitation of proxies for the special meeting and for related advisory matters, we will pay Georgeson Inc. a fee of approximately US$10,000 and will pay Link Market Services a fee of approximately NZ$7,800, and will reimburse certain of their respective out of pocket expenses.

Anticipated Date of Completion of the Merger

        We are working toward completing the merger as quickly as possible and currently expect to complete the merger in the second calendar quarter of 2016. However, the exact timing of completion of the merger cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Appraisal Rights

        If the merger is consummated, stockholders who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that holders of common shares or preferred shares are entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of their common shares or preferred shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid on the amount determined to be fair value, so long as they comply with the procedures established by Section 262 of the DGCL. Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their common shares or preferred shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

        Stockholders considering seeking appraisal should be aware that the fair value of their common shares or preferred shares as determined pursuant to Section 262 of the DGCL could be more than,

the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their common shares or preferred shares.

        To exercise your appraisal rights, you must (i) submit a written demand for appraisal to Diligent before the vote is taken on the adoption of the merger agreement; (ii) not submit a proxy or otherwise vote in favor of the proposal to adopt the merger agreement; and (iii) continue to hold the common shares or preferred shares as to which you demanded appraisal through the effective time of the merger. Your failure to follow exactly the procedures specified under the DGCL will result in the loss of your appraisal rights. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and a copy of Section 262 of the DGCL, which is the section of the DGCL regarding appraisal rights, is attached as Annex E to this proxy statement. Only a stockholder of record may submit a demand for appraisal under Section 262 of the DGCL. If you hold your common shares through a broker, bank, fiduciary, trustee or other nominee and you wish to exercise appraisal rights, you should consult with your broker, bank, fiduciary, trustee or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank, fiduciary, trustee or other nominee.

Other Matters

        At this time, there are no other matters to be voted on at the special meeting. If any other matters properly come before the special meeting, or any adjournment or postponement of the special meeting, by or at the direction of the Board, your common shares or preferred shares will be voted in accordance with the discretion of the appointed proxy holder.

Questions and Additional Information

        If you are a holder of record with a record address outside the U.S. and have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your common shares or preferred shares, please contact our share registrar, Link Market Services:

Link Market Services
P.O. Box 91976
Auckland 1142
New Zealand
or
Level 11 Deloitte Centre
80 Queen Street
Auckland, New Zealand
+64-9-375-5998
meetings@linkmarketservices.co.nz

        If you are a holder of record with a record address in the U.S. and have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your common shares or preferred shares, please contact our proxy advisory firm, Georgeson Inc.

Georgeson Inc.
480 Washington Boulevard
26th Floor
Jersey City, NJ 07310
Attn: Proxy Services
1-866-647-8869

THE MERGER

        This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Parties Involved in the Merger

Diligent Corporation

        Diligent is a leading provider of secure corporate governance and collaboration solutions for boards and senior executives. Over 3,500 customers in more than 60 countries and on all seven continents rely on Diligent to provide secure, intuitive access to their most time-sensitive and confidential information, ultimately helping them make better decisions. The Diligent Boards (formerly Diligent Boardbooks) solution speeds and simplifies how board materials are produced, delivered and collaborated on via any device, removing the security concerns of doing this by courier, email and file sharing. Diligent's principal executive offices are located at 1385 Broadway, 19th Floor, New York, NY 10018 and its telephone number is (212) 741-8181.

        Diligent's common shares are listed on the main board of NZX Limited, a regulated New Zealand equities market (being a licensed market under the Financial Markets Conduct Act 2013 (NZ)) that we refer to as "NZX", under the symbol "DIL." Diligent's common shares also trade periodically on the OTCBB under the symbol "DLBDF." Trading in stocks quoted on the OTCBB is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated to a company's operations or business prospects. OTCBB securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTCBB securities transactions are conducted through a telephone and computer network connecting dealers in stocks.

Diamond Parent Holdings, Corp.

        Parent is a Delaware corporation that was formed on February 3, 2016, for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and debt financing in connection with the merger. Parent's principal executive offices are located at c/o Insight Venture Partners, LLC, 1114 Avenue of the Americas, 36th Floor, New York, NY 10036 and its telephone number is (212) 230-9200.

Diamond Merger Sub I, Corp.

        Merger Sub I is a Delaware corporation and a wholly-owned direct subsidiary of Merger Sub II and was formed on February 3, 2016, for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and debt financing in connection with the merger. Merger Sub I's principal executive offices are located at Insight Venture Partners, LLC, 1114 Avenue of the Americas, 36th Floor, New York, NY 10036 and its telephone number is (212) 230-9200.

Diamond Merger Sub II, Corp.

        Merger Sub II is a Delaware corporation and a wholly-owned direct subsidiary of Parent and was formed on February 3, 2016, for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement and arranging of the equity financing and debt financing in connection with the merger. Merger Sub II's principal executive offices are located at Insight Venture Partners, LLC, 1114 Avenue of the Americas, 36th Floor, New York, NY 10036 and its telephone number is (212) 230-9200.

        Parent, Merger Sub I and Merger Sub II are each affiliated with Insight Venture Partners, LLC, a global venture capital and private equity firm, which we refer to as "Insight."

Certain Effects of the Merger

        Pursuant to the terms of the merger agreement, Merger Sub I will merge with and into Diligent and Diligent will become a wholly-owned subsidiary of Merger Sub II, following which the first step surviving corporation will merge with and into Merger Sub II with Merger Sub II surviving as a wholly-owned subsidiary of Parent. As a result of the first merger, our common stock will no longer be publicly traded and as a condition to the first merger will be delisted from the NZX Main Board and Diligent will cease to be an FMC Reporting Entity under the Financial Markets Conduct Act 2013 (NZ). In addition, our common shares will be deregistered under the Exchange Act and we will no longer file reports with the U.S. Securities and Exchange Commission (which we refer to as the "SEC"). If the first merger is completed, you will not own any shares of the capital stock of Diligent, the first step surviving corporation or the second step surviving corporation.

        The first effective time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Diligent, Parent and Merger Sub I may agree and specify in the certificate of merger). The second effective time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Diligent, Parent and Merger Sub II may agree and specify in the certificate of merger).

Effect on Diligent if the Merger is Not Completed

        If the merger agreement is not adopted by stockholders or if the first merger is not completed for any other reason, stockholders will not receive any payment for their common shares or preferred shares pursuant to the merger agreement. Instead, Diligent will remain an independent public company, our common shares will continue to be listed and traded on the NZX and registered under the Exchange Act, and we will continue to file periodic reports with the SEC, and be subject to NZX Rules and Financial Markets Conduct Act 2013 disclosure requirements. Under specified circumstances, Diligent will be required to pay Parent a termination fee or reimburse certain out of pocket expenses of Parent upon the termination of the merger agreement, as further described under the caption "Proposal 1: Adoption of the Merger Agreement—Termination Fees and Expense Reimbursement" beginning on page 104. Under specified circumstances, Parent will be required to pay Diligent a termination fee upon the termination of the merger agreement, as further described under the caption "Proposal 1: Adoption of the Merger Agreement—Termination Fees and Expense Reimbursement" beginning on page 104.

Merger Consideration

        At the first effective time, each common share issued and outstanding prior to the first effective time (other than shares (i) held by Diligent as treasury stock; (ii) owned by Parent, Merger Sub I or Merger Sub II; (iii) beneficially owned by any direct or indirect wholly-owned subsidiary of Diligent; and (iv) held by stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with Delaware law) will be converted into the right to receive US$4.90 in cash, without interest (subject to reduction on a pro rata basis in certain instances if there are inaccuracies or breaches of Diligent's representations and warranties contained in the merger agreement regarding its capitalization).

        At the first effective time, each preferred share issued and outstanding prior to the first effective time (other than preferred shares (i) held by Diligent as treasury stock; (ii) owned by Parent, Merger Sub I or Merger Sub II; (iii) beneficially owned by any direct or indirect wholly-owned subsidiary of Diligent; or (iv) held by stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with Delaware law) will be converted into the right to receive an amount in cash equal to the sum of (x) US$0.15, plus (y) all accrued and unpaid dividends, if any, on such preferred shares, whether or not declared, as of the closing date, plus (z) the common stock merger consideration.

        The merger consideration is denominated in U.S. dollars. If you wish to receive your merger consideration in New Zealand dollars, even if you have previously provided New Zealand dollar bank account details to Link Market Services, you must make a New Zealand dollar election by returning a duly completed election form to Link Market Services by the date of the special meeting. If you do not timely return an election form, you will receive U.S. dollars as merger consideration. Holders receiving U.S. dollars also must return an election form in order to provide their account information to Link Market Services, as Link Market Services will not send U.S. dollar checks. Merger consideration payable to stockholders who make such timely election to receive payment in New Zealand dollars pursuant to the procedures described in this proxy statement under "Questions and Answers" beginning on page 15 will be converted at the spot exchange rate obtained by Link Market Services following the closing date of the merger.

        At the first effective time, each common share and each preferred share held by Parent, Merger Sub I or Merger Sub II or in treasury by Diligent, will be cancelled and no consideration will be issued in respect thereof.

        At or immediately prior to the first effective time, Parent will deposit with Diligent's share registrar, which will act as paying agent, sufficient funds to immediately pay the aggregate merger consideration.

        Promptly following the closing of the merger, which we refer to as the "closing" (and in any event within three business days following the closing), the second step surviving corporation will cause to be mailed to each record holder, as of the first effective time, of (i) an outstanding certificate or certificates which immediately prior to the first effective time represented shares or (ii) shares represented by book-entry, a form of letter of transmittal and instructions for use in effecting the surrender of the certificates, or in the case of book-entry shares the surrender of such shares, for payment of the applicable merger consideration; except that (A) the letter of transmittal will be sent to a record holder only if such record holder's shares are certificated or if delivery of such letter of transmittal is required by applicable law or the paying agent's standard operating procedures in order to enable the payment of the applicable merger consideration or to effect the surrender of book-entry shares and (B) if no such letter is required to be sent to a record holder, the paying agent will, promptly following closing, proceed to arrange for the payment of the applicable merger consideration to such record holder. If a letter of transmittal was sent to a record holder, upon surrender to the paying agent of a certificate or of book-entry shares, together with a letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such certificate or book-entry shares will be entitled to receive in exchange therefor the applicable merger consideration for each share formerly represented by such certificate or book-entry shares and such certificate or book-entry shares will then be cancelled.

        After the first merger is completed, you will have the right to receive the applicable merger consideration, but you will no longer have any rights as a stockholder (except that stockholders owning common shares or preferred shares who properly exercise their appraisal rights will have the right to receive a payment for the "fair value" of their shares as determined pursuant to an appraisal proceeding as contemplated by Delaware law, as described below under the caption "The Merger—Appraisal Rights").

Background of the Merger

        Diligent completed an offshore offering of its common shares in conjunction with a listing of its shares on the NZX Main Board in December 2007, at which time Diligent had a three-person sales force and annual revenues of under US$2 million. Despite the global economic crisis, Diligent's revenues grew to US$5 million in 2009, followed by a rapid phase of growth in which Diligent's revenues reached US$83.1 million in 2014. By 2014, Diligent's efforts to scale its Boards product on a global basis had resulted in successfully signing clients in over 45 countries.

        From late 2012 through the first quarter of 2014, Diligent committed substantial resources to investigate and undertake a process to improve its internal control environment, address past U.S. and New Zealand compliance issues and complete a multi-year financial restatement. Following substantial remediation of Diligent's prior compliance issues, and completion of the financial restatement, the Board directed Diligent to undertake a strategy review to re-focus on Diligent's long term business prospects and alternatives to enhance stockholder value.

        In the third quarter of 2014, Diligent's Chairman, David Liptak, was approached on a confidential basis by two financial sponsors, referred to as Sponsor 1 and Sponsor 2, expressing potential interest in jointly pursuing a transaction to acquire Diligent. The Board determined not to pursue the inquiry based on the priority of focusing on Diligent's ongoing strategy review and the fact that Sponsor 1 and Sponsor 2 did not express an intent to pay a significant premium to then-current trading prices for Diligent's common shares.

        In December 2014, Sponsor 2 approached Mr. Liptak with a renewed confidential inquiry, now proposing to jointly pursue a transaction with a different financial sponsor, referred to as Sponsor 3. In early January 2015, a fourth financial sponsor, referred to as Sponsor 4 also reached out to Mr. Liptak on a confidential basis, expressing interest in a potential acquisition of Diligent. In January 2015, based on the continued inbound inquiries, the Board authorized the engagement of Jefferies to assist the Board in evaluating outreach by potentially interested parties and Diligent's strategic alternatives. The Board's decision to authorize the retention of Jefferies was based on various factors and criteria, including Jefferies' understanding of Diligent's business, Jefferies' experience in the software industry, Jefferies' experience dealing with potential acquirors in the software industry, and Jefferies' other capabilities and strengths.

        In January 2015, at the direction of the Board, a representative of Jefferies held a confidential meeting with representatives of Sponsor 2 and Sponsor 3 to discuss their potential interest in a transaction to acquire Diligent. In addition, management provided Sponsor 4 with responses to inquiries utilizing publicly-available information.

        In February 2015, Sponsor 3 confidentially indicated to Mr. Liptak that it could support an enhanced proposal with a potential valuation at an approximate 20% premium to the then-current market price of the common shares. Sponsor 4 indicated to Mr. Liptak its confidential interest in engaging in a transaction with a potential valuation at an approximate 23% premium to the then-current market price of the common shares. The Board determined to defer engaging in response to these preliminary proposals pending the completion of Diligent's strategic review and management forecasts to assist the Board in evaluating any such proposals.

        In March 2015, Mr. Liptak and Mr. Petersen, an independent member of the Board then serving as Executive Vice Chairman, held a confidential introductory meeting with an additional financial sponsor, Sponsor 5, following outreach by a representative of Sponsor 5 to Mr. Liptak. Sponsor 5's interest in a potential acquisition of Diligent was discussed at the meeting.

        On March 31, 2015, Diligent announced that Brian Stafford had been appointed as Diligent's new Chief Executive Officer and Alessandro Sodi would remain with Diligent as Founder and Chief Product Strategy Officer.

        On June 11, 2015, Diligent entered into an engagement letter with Jefferies to act as Diligent's exclusive financial advisor in connection with a review of strategic alternatives to maximize stockholder value.

        From June through August 2015, management, at the direction and with the oversight of the Board, worked to prepare financial forecasts for consideration by the Board. Concurrently with that exercise, Jefferies, Lowenstein Sandler LLP, Diligent's U.S. outside counsel, and Minter Ellison Rudd Watts, Diligent's New Zealand outside counsel, worked with management to prepare a comprehensive review of potential strategic alternatives for consideration by the Board.

        On August 30, 2015, Diligent received a confidential written non-binding indication of interest from Sponsor 5, for a purchase price of NZ$6.86 (US$4.43 based on the then-current exchange rates) per share in cash. Jefferies advised Sponsor 5 that the Board would respond to the indication of interest after the next scheduled meeting of the Board.

        On September 8, 2015, Diligent announced that Michael Stanton had been appointed as Diligent's new Chief Financial Officer, and interim CFO Alex Sanchez would stay with Diligent as Vice President and Chief Accounting Officer. During September 2015, several private equity sponsors who had prior contacts with Mr. Stanton at his prior employer, including financial sponsors referred to as Sponsor 6 and Sponsor 7, reached out to Mr. Stanton to ask for meetings to learn more about Diligent. Also during September 2015, at the direction of the Board, representatives of Jefferies introduced management to two strategic parties who may have an interest in a potential acquisition of Diligent, including a strategic party referred to as Strategic 1.

        On the afternoon of September 28, 2015, the Board held a meeting to review strategic alternatives for Diligent, attended by members of management, a representative of Lowenstein Sandler, and representatives of Jefferies. The Board also reviewed the indication of interest received from Sponsor 5. The representative of Jefferies reviewed with the Board characteristics of Diligent's capitalization and trading dynamics, including challenges relating to an investor base focused on profitability metrics while Diligent exhibits traits of a typical growth company, and challenges relating to a New Zealand Exchange listing for a U.S. based growth focused software company. The Board reviewed and discussed with its advisors and management a range of strategic alternatives, including maintaining the status quo with enhanced investor outreach and disclosures concerning Diligent's growth investments, acquisitions by Diligent, and the pursuit of share buy-backs or dividends; pursuit of a U.S. listing; and a potential market check process by which Diligent would seek indications of interest from potential acquirors. The advantages, risks and opportunities presented by the various courses of action were discussed in detail. A representative of Lowenstein Sandler advised the Board on the fiduciary duties of the directors considering the various alternatives. The Board determined that the strategic alternatives review would be revisited at a subsequent Board meeting, and directed Jefferies to advise Sponsor 5 that its indication of interest was not adequate in light of the Board's view of Diligent's business.

        On September 30, 2015 and October 16, 2015, members of Diligent management, including Mr. Stafford and Mr. Stanton, met with representatives of Sponsor 6, in order to discuss opportunities relating to Diligent.

        On October 19, 2015, Diligent announced that it had acquired all of the assets of BoardLink, a SaaS provider of board and leadership team collaboration solutions, from Thomson Reuters.

        On October 21, 2015, Sponsor 5 submitted a revised confidential written non-binding indication of interest to acquire Diligent for a purchase price of NZ$7.41 (US$5.00 based on the then-current exchange rates) per share in cash.

        On October 22, 2015, Diligent received a written non-binding confidential indication of interest from Sponsor 6 to acquire Diligent for a purchase price of NZ$7.00 (US$4.75 based on the then-current exchange rates) per share in cash.

        On the afternoon of October 27, 2015, the Board held a meeting in order to review and discuss the indications of interest received from Sponsor 5 and Sponsor 6. Members of management and representatives of Lowenstein Sandler and Jefferies attended the meeting. A representative of Jefferies provided an overview of a potential market check process that would involve first and second round bids, including the number and types of parties to be contacted, including both financial sponsors and strategic parties that would have the financial resources and sector interest required to complete a transaction. The Board and the other attendees discussed the potential market check process in detail, including potential timing, confidentiality concerns and burdens on management. Following this discussion, the Board resolved that it would serve the best interests of its stockholders to direct Jefferies to conduct the market check process in the manner described at the meeting. A representative of Lowenstein Sandler then discussed with the Board their fiduciary duties in connection with the conduct of a process and also reviewed the terms of the non-disclosure agreements, including standstill provisions that would be implemented in connection with the market check process. The members of the Board designated Mr. Liptak and Mr. Petersen as the point persons for the Board in the market check process to provide direction to Jefferies between Board meetings.

        From October 29, 2015 through the week of November 28, 2015, representatives of Jefferies contacted 27 initial parties on a confidential basis, including 20 financial sponsors and seven strategic parties, in order to gauge their interest in participating in a formal market check process, including among others Insight, Sponsor 3, Sponsor 4, Sponsor 5, Sponsor 6 and Sponsor 7. The list of financial sponsors and strategic parties had been reviewed and approved by Messrs. Liptak and Petersen. Of the 27 potential parties contacted, five (two financial sponsors and three strategic parties) initially indicated to Jefferies that they were not interested in engaging in any discussions regarding the potential acquisition of Diligent. Insight and 19 of the other contacted parties (18 financial sponsors and two strategic parties), including among others Sponsor 3, Sponsor 4, Sponsor 5, Sponsor 6 and Sponsor 7, indicated to Jefferies that they would be interested in entering into a nondisclosure agreement.

        On the morning of November 5, 2015, the Board held a meeting attended by members of management and representatives of Lowenstein Sandler and Jefferies. Management provided an update of Diligent's business and financial performance in the third quarter, including a detailed status update on the Teams product. In addition, as previously requested by the Board, management discussed with the Board in detail Diligent's potential acquisition and growth opportunities, including the opportunities and challenges in pursuing acquisitions. A representative of Jefferies then provided an update on the market check process, including reviewing the list of financial sponsors and strategic parties contacted by Jefferies. The representative of Jefferies reported that Diligent management was working to complete financial projections and a confidential information memorandum and reviewed the expected process after transmittal of the information memorandum, including the establishment of a date for first round bids.

        During November and early December 2015, Diligent entered into non-disclosure agreements with 18 potential financial sponsors, including Insight, Sponsor 3, Sponsor 4, Sponsor 5, Sponsor 6 and Sponsor 7, Strategic 1 and a second potential strategic party, referred to as Strategic 2. The 18 potential financial sponsors received a confidential information memorandum that included certain forecasted financial information. On November 7, 2015, Sponsor 7 and an additional financial sponsor, referred to as Sponsor 8 requested to work together to present a joint bid, which action was approved by Messrs. Liptak and Petersen.

        On November 24 to 25, 2015, two of the financial sponsors that had entered into a non-disclosure agreement with Diligent withdrew from the process.

        On November 25, 2015, in accordance with the process approved by the Board, Jefferies provided to the 16 potential financial sponsors that had entered into a non-disclosure agreement and not withdrawn from the process, including among others Insight, Sponsor 3, Sponsor 4, Sponsor 5, Sponsor 6, Sponsor 7 and Sponsor 8 a process letter that summarized the procedures and timetable for submitting a non-binding indication of interest to acquire Diligent. The process letter indicated that written proposals to acquire Diligent should be submitted no later than 5:00 pm, New York City time, on December 8, 2015.

        At the direction of the Board, during late November, Jefferies continued to reach out to Strategic 1 and Strategic 2, as well as other potential strategic acquirors who had not formally withdrawn from the process or indicated interest in receiving non-public information and entering into a nondisclosure agreement. Strategic 1 and Strategic 2 were offered access to, and subsequently held in late November and early December, management calls and meetings without the condition of a first round bid.

        From late November through December 8, 2015, six of the financial sponsors that had entered into a non-disclosure agreement with Diligent withdrew from the process, including Sponsor 4 and Sponsor 6.

        On December 8, 2015, six parties, including Insight, Sponsor 3, Sponsor 5, Sponsor 7 together with Sponsor 8, and an additional financial sponsor referred to as Sponsor 9 submitted a total of five non-binding indications of interest relating to the potential acquisition of Diligent. An additional financial sponsor, referred to as Sponsor 10, submitted a sixth non-binding indication of interest relating to the potential acquisition of Diligent on December 9, 2015.

        On December 9, 2015, two additional financial sponsors that had entered into a non-disclosure agreement with Diligent withdrew from the process.

        On the afternoon of December 11, 2015, the Board held a meeting attended by members of management and representatives of Lowenstein Sandler and Jefferies. A representative of Jefferies provided the Board with an update on the sale process, including a review of the written indications of interest that had been received. The representative of Jefferies also reviewed the list of parties that had declined to submit bids in the first round. The non-binding indications of interest that were received in the first round of the process were discussed in detail. The representative of Jefferies indicated that Sponsors 7 and 8 had submitted the highest bid, with a proposed range of US$5.00 to US$5.50 per share. Following an extensive discussion of the indications of interest, the Board determined that Sponsors 7 and 8 would be offered the opportunity to proceed on an accelerated timeline, and the other viable potential acquirors would be invited to participate in the second round of the sale process. Other viable acquirors were Insight, indicating US$4.80 per share, Sponsor 5, indicating US$5.00 per share, Sponsor 9, indicating US$4.75 per share, and Sponsor 10, indicating a range of US$4.50 to US$5.00 per share. Sponsor 3 was excluded from the second round of the sale process due to pricing and other terms that the Board determined were less favorable to stockholders than the other alternatives. Jefferies also reviewed the status of the strategic parties that were contacted, noting that Strategic 1 and Strategic 2 had received management introductory calls. The representative of Lowenstein then reviewed and discussed with the Board the terms of the draft merger agreement and voting agreement that would be provided to the prospective acquirors.

        On December 18, 2015, Mr. Stafford and Mr. Stanton met with representatives of Sponsor 8 to discuss Diligent and its growth opportunities and on December 21, 2015, Diligent held management presentations for representatives of Sponsor 7 and Sponsor 8, including their advisors and financing sources.

        Also on December 18, 2015, Diligent engaged Simmons, an independent corporate finance practice in New Zealand, to prepare an appraisal report in respect of the potential transaction as required under New Zealand law. Diligent selected Simmons due to its significant experience advising public companies on corporate finance matters, including independent appraisal reports.

        On December 23, 2015, Sponsors 7 and 8 informed Jefferies that they would not continue in the process. Also in late December, Sponsor 9, Strategic 1 and Strategic 2 informed Jefferies that they declined to participate further in the process.

        On December 27, 2015, at the direction of Mr. Liptak and Mr. Petersen, Jefferies contacted an additional potentially interested strategic party, referred to as Strategic 3. Also on December 27, 2015, an additional financial sponsor contacted Jefferies on a confidential basis about Diligent and Diligent subsequently entered into a non-disclosure agreement with this financial sponsor on January 5, 2016.

        On January 5, 2016, a draft merger agreement, draft voting agreement and draft disclosure schedules were made available by Diligent to potential acquirors in a virtual data room.

        On January 8, 2016, the additional financial sponsor informed Jefferies that it would not participate in the process.

        On January 11, 2016, Strategic 3 entered into a non-disclosure agreement with Diligent.

        During the weeks of January 4 and January 11, 2016, Diligent held management presentations for Insight, Sponsor 5, Sponsor 10, and Strategic 3, then constituting all parties actively engaged in the market check process.

        On January 5, 2016, the NZX approved Diligent's appointment of Simmons to prepare the appraisal report.

        On January 15, 2016, a representative of Jefferies discussed the status of the market check process with Strategic 3, indicating the importance of submitting an indication of interest in the first week of February.

        On January 20, 2016, in accordance with the process approved by the Board, Jefferies sent second round process letters to Insight, Sponsor 5 and Sponsor 10. All other potential acquirors contacted by Jefferies during the process, other than Strategic 3 had either affirmatively indicated that they were no longer interested in pursuing a potential acquisition of Diligent or become non-responsive. The process letters indicated that all final bids, in the form of an offer letter and a markup of the draft merger agreement, voting agreement and disclosure schedules, must be submitted no later than 5:00 pm, New York City time, on February 3, 2016.

        On January 20, 2016, Sponsor 5 advised Jefferies that it was no longer interested in pursuing a transaction, noting that if it were to submit a bid, it would likely bid at only a slight premium to the then-current market price of the common shares.

        From January 21, 2016 through February 2, 2016, management and Jefferies held due diligence calls and responded to information requests from Insight and Strategic 3.

        On January 29, 2016, Sponsor 10 advised Jefferies that it was not actively pursuing the acquisition opportunity and that if it were to submit a bid, it would likely bid at only a slight premium to the then-current market price of the common shares. On such date, and on multiple occasions from February 1 through February 5, 2016, Jefferies reached out to Strategic 3 to emphasize the process timing and the fact that they should submit an indication of interest by the first week of February.

        On February 3, 2016, Insight sent Diligent a bid package, which included a written non-binding indication of interest to acquire all of Diligent's outstanding equity on a fully-diluted basis at a price of US$4.90 per common share. The bid package also included a markup of the draft merger agreement and voting agreement and drafts of an exclusivity agreement, a signed debt commitment letter and fee letter, and forms of equity commitment letter and limited guarantee in connection with Insight's anticipated financing of the proposed transaction. The indication of interest stated that it would expire at 5:00 pm, New York time, on February 4, 2016, if the parties had not entered into an exclusivity agreement by that time. No other party submitted a bid package on February 3, 2016. Jefferies informed Insight that Diligent would not enter into an exclusivity agreement without Board approval, which would not be forthcoming prior to February 7, 2016.

        On February 4, 2016, Lowenstein Sandler sent a list of high level transaction issues to Willkie, Farr & Gallagher LLP, outside counsel to Insight, which we refer to as "Willkie Farr."

        On the morning of February 5, 2016, representatives of Lowenstein Sandler and the General Counsel of Diligent held a meeting with representatives of Willkie Farr at Lowenstein Sandler's New York office. At the meeting, the parties reviewed the issues list prepared by Lowenstein Sandler and negotiated the terms of the draft transaction documents, at the direction of their respective clients. Later on February 5, 2016, Lowenstein Sandler sent a revised draft of the voting agreement to Willkie Farr, which reflected comments from Diligent and the proposed stockholder parties to such voting agreement.

        During February 6 and 7, 2016, Lowenstein Sandler and Willkie Farr exchanged revised drafts of the merger agreement, voting agreement, equity commitment letter and limited guarantee and continued to negotiate the documentation. Over the course of February 7, 2016, the parties also negotiated the terms of the exclusivity agreement. Insight expressed to Jefferies that Insight would not continue in the process unless Diligent would enter into the exclusivity agreement by no later than February 7, and that the exclusivity agreement must contain expense reimbursement for Insight if Diligent declines to accept Insight's proposal.

        On the afternoon of February 7, 2016, the Board held a meeting attended by members of Diligent management and representatives of Lowenstein Sandler and Jefferies. A representative of Jefferies reported on the status of the market check process and presented certain preliminary financial analyses relating to the Insight bid. The Board discussed in detail the indication of interest received from Insight and Insight's request for exclusivity. A representative of Lowenstein Sandler reviewed with the Board considerations relating to its fiduciary duties. The Board authorized Diligent's entry into the exclusivity agreement with Insight.

        Following the Board meeting, on the evening of February 7, 2016, Diligent, Insight and their respective advisors finalized and Diligent and Insight signed the exclusivity agreement, which provided for an exclusivity period lasting the shorter of 21 days and 11:59 pm on the day after Diligent holds a Board meeting to vote on Insight's proposal after receiving necessary waivers from the NZX. The agreement also provided that if Diligent declined to enter into a transaction with Insight, and entered into an agreement or consummated a transaction with a third party within a six month period, Diligent would pay to Insight US$2.5 million plus expenses of up to US$2.5 million, such fee and expense reimbursement to be conditioned on Insight's willingness prior to the expiration of exclusivity to enter into a stipulated form of definitive agreement with open points to be negotiated in good faith.

        Over the course of February 8, 2016, Diligent, Insight and their respective counsel continued to negotiate the terms of the transaction documents.

        On February 9, 2016, Diligent filed an application with the NZX seeking a waiver in respect of certain NZX Rules that may have, among other things, restricted the ability of individual members of the Board from voting as directors and as stockholders in favor of the adoption of the merger agreement and prohibited the entry into voting agreements as proposed by Insight. Following submission of the NZX waiver application, the Board permitted management to discuss post-closing employment terms with Insight.

        Over the course of February 10 and February 11, 2016, Diligent, Insight and their respective counsel continued to negotiate the terms of the transaction documents. Insight and management discussed indicative post-closing employment terms but no agreement or understanding was reached.

        On February 12, 2016, Diligent received a favorable decision and the requested waiver from the NZX. Through the day on February 12, 2016, Diligent, Insight and their respective counsel continued to negotiate the final terms of the transaction documents.

        On the evening of February 12, 2016, the Board held a telephonic meeting, with Diligent management and representatives of Jefferies and Lowenstein Sandler in attendance. During the meeting, representatives of Jefferies reviewed a non-binding indication of interest received the same afternoon from Strategic 3, proposing a transaction at US$5.00 per common share subject to additional due diligence, Strategic 3 board approval and negotiation of definitive agreements. During the meeting, a representative of Lowenstein Sandler reviewed the terms of Insight's proposal and the transaction documents, including the merger agreement, and confirmed that the definitive documentation was in final form and that signed copies of updated debt and equity commitment letters had been received by Lowenstein Sandler, all subject to the resolution of final disclosure schedule issues and approval by the Board. Extensive discussion ensued relating to the proposal by Strategic 3, and it was noted that only Insight presented to the Board the certainty of a fully-negotiated acquisition agreement, equity commitment letters and debt commitment, and only Insight required no additional time for due diligence or negotiations, either with Diligent or their financing sources. Lowenstein Sandler advised the Board as to the operation of the "fiduciary out" and termination fee mechanics contained in the merger agreement in the event that a superior proposal arose between the signing of a definitive merger agreement and the date of the stockholders meeting to approve the merger, and discussed with the Board their fiduciary duties. The representatives of Jefferies reviewed the financial analysis by Jefferies of the common stock merger consideration of US$4.90 per share in the proposed merger. Jefferies confirmed that Insight had indicated that US$4.90 was their best and final price. Following this presentation, a representative of Jefferies rendered Jefferies' opinion to the Board, subsequently confirmed by delivery of a written opinion dated February 12, 2016, that, as of February 12, 2016, and based upon and subject to the various assumptions made, procedures followed, matters considered and limitation on the scope of the review undertaken by Jefferies as set forth in its opinion, the common stock merger consideration of US$4.90 per common share in cash to be received by Diligent's holders of common shares pursuant to the merger agreement was fair, from a financial point of view, to Diligent's holders of common shares. For more information about Jefferies' opinion, see below under the caption "—Opinion of Jefferies LLC." After further discussion, the Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and in the best interest of Diligent and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) resolved that the merger agreement be submitted to Diligent's stockholders for adoption at the special meeting and (iv) resolved to recommend that Diligent's stockholders adopt the merger agreement.

        Later on the evening of February 12, 2016, the parties delivered signatures to the merger agreement, voting agreements, equity commitment letters and limited guarantees and Insight delivered a copy of the debt commitment letter, signed by Golub.

        On February 14, 2016, prior to the opening of trading of the common shares on the NZX Main Board (February 15, 2016, New Zealand time), Diligent issued a press release announcing the entry into the merger agreement.

Recommendation of the Board and Reasons for the Merger

Recommendation of the Board

        The Board unanimously recommends that you vote (1) "FOR" the adoption of the merger agreement and (2) "FOR" the adjournment of the special meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Reasons for the Merger

        The Board, acting with the advice and assistance of its legal and financial advisors, evaluated and directed the negotiation of the merger agreement with Parent and its representatives. The Board has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and in the best interest of Diligent and its stockholders, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) resolved that the merger agreement be submitted to Diligent's stockholders for adoption at the special meeting and (iv) resolved to recommend that Diligent's stockholders adopt the merger agreement.

        In the course of reaching these determinations, the Board considered a number of substantive factors and benefits of the merger, each of which the Board believed supported its unanimous determination and recommendation, including the following (which factors and benefits are not presented in order of relative importance):

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  Strategic Review.  The Board considered its review of Diligent's strategic alternatives, including remaining an independent company and pursuing its current strategic plan, pursuing a share buy-back or dividend strategy, pursuing acquisitions, and pursuing a listing in the United States and an equity offering in connection therewith, as well as its belief that the merger is more favorable to Diligent's stockholders than such other alternatives given the potential rewards, risks and uncertainties associated with those alternatives.

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  Industry and Business Trends.  The Board considered its familiarity with the business, operations, properties and assets, financial condition, business strategy, and prospects of Diligent (as well as the risks involved in achieving those prospects), the nature of the industry in which Diligent competes, industry trends, and economic and market conditions, both on a historical and on a prospective basis, and specifically considering the following factors:

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  In order to sustain a growth rate for its core Boards business that creates desirable returns for investors, Diligent must make substantial investments to grow sales of Boards in new geographies and markets, while the sales results in such new markets could be less positive or more costly than estimated by management;

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  In order to remain competitive and grow its business, Diligent has undertaken and would plan to continue initiatives requiring substantial investments, including the development of its Teams business, and enhancing its product offerings by developing or acquiring complimentary products such as its D&O Questionnaire, and that each of these initiatives involves material execution risk; and

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  The prospective risks to Diligent as a standalone entity, including uncertainty as to the future growth trajectory for Diligent's core Boards product and the potential that Diligent could face competition in the enterprise collaboration space from industry giants such as SAP and Microsoft, or lower-cost new entrants offering board portal or other enterprise collaboration products.

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  Certainty of Consideration and Payment.  The Board considered the all-cash nature of the consideration to be paid in the merger, which allows Diligent stockholders to realize immediate value, in cash, for their investment in Diligent, while avoiding the execution risks of Diligent's business plan and competitive and other significant business risks and while also providing Diligent stockholders certainty of value and liquidity for their shares.

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  Comparison with Current and Historical Trading Prices of Shares.  The Board considered the current and historical trading prices of the shares of Diligent's common shares and the fact that the cash consideration of US$4.90 per common share represented a premium of approximately 31% over Diligent's closing stock price of NZ$5.64 (US$3.74, based on a New Zealand Dollar to U.S. Dollar exchange rate of 0.6627 per Bloomberg as of February 12, 2016) on February 12, 2016, the last trading day prior to the announcement of the execution of the merger agreement, assuming there is no pro rata reduction in the merger consideration due to inaccuracies or breaches of Diligent's representations and warranties contained in the merger agreement regarding its capitalization.

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  Valuation Analysis.  The fact that the per share value of US$4.90 is at the high end of, or above, many of the valuation ranges arrived at through the various methodologies employed by Jefferies in its analysis.

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  Thorough Review of Sale Alternatives.  The Board believes that, acting with the advice and assistance of its legal and financial advisors, it had engaged in a thorough and far-reaching review of the potential sale alternatives available to Diligent, including that:

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  Jefferies, acting at the direction of the Board, contacted a total of 29 parties that the Board, after consultation with Jefferies, believed were likely potential buyers with the financial wherewithal and interest to acquire Diligent, including 21 financial sponsors and 8 strategic buyers, in an effort to obtain the best value reasonably available to stockholders;

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  Of the six financial sponsors that submitted indications of interest in the first round of the process, five financial sponsors declined to continue in the process at the valuation indicated by Parent and the only strategic buyer to submit an indication of interest provided its proposal during the afternoon of February 12, 2016, which indication of interest contemplated a purchase price of US$5.00 per share and was subject to additional due diligence, approval by its board of directors and negotiation of definitive agreements, and only Parent submitted a final bid, including a fully-negotiated acquisition agreement, equity commitment letters and a debt commitment letter, and only Parent required no additional time for due diligence or negotiations, either with Diligent or its financing sources;

  •
  Prolonging the sale process further presented significant risk that Diligent would lose the opportunity to successfully consummate the transaction with Parent; and

  •
  Based on its review of the sale process, the Board concluded that the certainty of Parent's proposal, at the price of US$4.90 cash per common share, was in the best interests of stockholders.

  •
  Opinion of the Financial Advisor.  The Board considered the financial analysis presentation of Jefferies in connection with the merger, and the opinion of Jefferies delivered to the Board that, as of February 12, 2016, and based upon and subject to the factors and assumptions set forth therein, the US$4.90 per share in cash to be paid to holders of common shares pursuant to the merger agreement was fair, from a financial point of view, to such holders.

  •
  Report of the Independent Appraiser.  The Board considered the appraisal report—summary opinion prepared by Simmons, stating that in its opinion, based on the information provided to it, after having regard to all relevant factors, the consideration and the terms and conditions of the merger are fair to Diligent's stockholders.

  •
  Likelihood of Completion; Certainty of Payment.  The Board considered its belief that the merger represented a transaction that would likely be consummated based on, among other factors:

  •
  The conditions to closing contained in the merger agreement, which are limited in number and scope, and which, in the case of the condition related to the accuracy of Diligent's representations and warranties, are generally subject to a "material adverse effect" qualification;

  •
  The fact that Parent and the Merger Subs have obtained committed debt financing for the transaction from a reputable financial institution and committed equity financing, the limited number and nature of the conditions to the debt and equity financing and the obligation of Parent to use reasonable best efforts to consummate the debt financing;

  •
  Diligent's ability, under circumstances specified in the merger agreement, to specifically enforce Parent's obligation to enforce the financing commitments and to cause the equity financing sources to fund their contributions as contemplated by the merger agreement and the equity commitment letters; and

  •
  The requirement that, in the event of a failure of the merger to be consummated under specified circumstances, particularly circumstances relating to the failure of debt or equity financing sources to provide funds at closing, Parent will pay Diligent a termination fee of US$33,365,000.

  •
  Other Terms of the Merger Agreement.  The Board considered other terms of the merger agreement, which are more fully described below under the heading "The Merger Agreement". Certain provisions of the merger agreement that the Board considered important include:

  •
  Ability to Respond to Unsolicited Takeover Proposals.  Prior to the receipt of Diligent stockholder approval, Diligent may, subject to entry into an acceptable confidentiality agreement, provide confidential information and/or engage in discussions or negotiations in response to an unsolicited bona fide written acquisition proposal if the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that such acquisition proposal either constitutes or could reasonably be expected to result in a superior proposal and that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board under applicable law;

  •
  Adverse Recommendation Change in Response to a Superior Proposal; Ability to Accept a Superior Proposal.  Subject to certain negotiation rights in favor of Parent, the Board may, in connection with a proposal that the Board in good faith determines is superior to Diligent's stockholders from a financial point of view, terminate the merger agreement to accept such superior proposal; provided, however, that Diligent pays Parent a termination fee of US$19,463,000. In determining whether a proposal is a "superior proposal," the Board must take into account all such factors and matters deemed relevant in good faith by the Board, including legal (with the advice of counsel) and financial (including financing terms), regulatory and other aspects of the proposal;

  •
  Intervening Event Adverse Recommendation Change.  Subject to certain negotiation rights in favor of Parent, prior to the receipt of Diligent stockholder approval, the Board may, in response to any event or development, or material change in circumstances with respect to and specific to Diligent that materially improves the business, assets or operations of Diligent and that was (A) not actually known to, or reasonably expected by, the Board as of the date of the merger agreement or (B) does not relate to any competing acquisition proposal, effect an adverse recommendation change if it determines in good faith, after consultation with outside legal counsel, that failure to take such action would be inconsistent with the fiduciary duties of the Board under applicable law; provided, however, Parent may terminate the merger agreement upon any such adverse recommendation change and, upon such termination, Diligent will be required to pay Parent a termination fee of US$19,463,000;

    •
    Efforts to Complete the Merger.  The merger agreement requires Parent to take necessary measures to obtain certain regulatory approvals, including making divestures or agreeing to restrictions on its business, assets or rights if such measures are required to obtain the applicable approvals; and

    •
    Appraisal Rights.  The availability of appraisal rights under Delaware law to holders of common shares who do not vote in favor of the proposal to adopt the merger agreement and comply with all of the required procedures under Delaware law, which provides those eligible stockholders with an opportunity to have a Delaware court determine the fair value of their shares, which may be more than, less than, or the same as the amount such stockholders would have received under the merger agreement.

        The Board also considered a number of uncertainties, risks and potentially negative factors in its deliberations concerning the merger and the other transactions contemplated by the merger agreement, including the following (which factors are not necessarily presented in order of relative importance):

  •
  The risks and costs to Diligent if the merger does not close, including the diversion of management and employee attention, and the potential effect on Diligent's business and relationships with customers and suppliers;

  •
  The fact that stockholders will not participate in any future earnings or growth of Diligent and will not benefit from any appreciations in value of Diligent, including any appreciation in value that could be realized as a result of the successful execution of Diligent's growth strategies;

  •
  The vote of stockholders required to adopt the merger agreement is a majority in voting power of the outstanding common shares and preferred shares, entitled to vote thereon, and 60% of the total outstanding preferred shares, voting as a separate class;

  •
  The requirement that Diligent pay Parent a termination fee of US$19,463,000 under certain circumstances following termination of the merger agreement, including if the Board terminates the merger agreement to accept a superior proposal;

  •
  The requirement that Diligent pay the reasonable out of pocket expenses of Parent up to US$5,000,000 if the merger agreement is terminated by either Parent or Diligent because the stockholders of Diligent fail to adopt the merger agreement at the special meeting (which payment will reduce any termination fee payable by Diligent);

  •
  The risk that the debt financing contemplated by the debt commitment letter or the equity financing contemplated by the equity commitment letters will not be obtained, resulting in Parent not having sufficient funds to complete the merger;

  •
  The fact that, despite Parent's obligation to use reasonable best efforts to obtain the financing contemplated by the debt commitment letter, the debt financing might not be obtained and that, in certain instances, Diligent's only viable recourse would be the US$33,365,000 Parent termination fee payable by Parent to Diligent;

  •
  The restrictions on the conduct of Diligent's business prior to the consummation of the merger, including the requirement that we conduct our business in the ordinary course, subject to specific limitations, which may delay or prevent Diligent from undertaking business opportunities that may arise before the completion of the merger and that, absent the merger agreement, Diligent might have pursued;

  •
  The fact that an all cash transaction would be taxable to Diligent stockholders that are U.S. persons for U.S. federal income tax purposes;

  •
  The fact that under the terms of the merger agreement, Diligent is unable to solicit other acquisition proposals during the pendency of the merger;

  •
  The significant costs involved in connection with entering into the merger agreement and completing the merger and the substantial time and effort of Diligent management required to complete the merger, which may disrupt our business operations;

  •
  The fact that Diligent's business, sales operations and financial results could suffer in the event that the merger is not consummated;

  •
  The fact that Diligent's directors and officers may have interests in the merger that may be different from, or in addition to, those of Diligent stockholders (see below under the caption "—Interests of Diligent's Directors and Executive Officers in the Merger"); and

  •
  The fact that the announcement and pendency of the merger, or the failure to complete the merger, may cause substantial harm to Diligent's relationships with its employees (including making it more difficult to attract and retain key personnel and the possible loss of key management, technical, sales and other personnel), vendors and customers and may divert employees' attention away from Diligent's day-to-day business operations.

        The foregoing discussion is not meant to be exhaustive, but summarizes the material factors considered by the Board in its consideration of the merger. After considering these and other factors, the Board concluded that the potential benefits of the merger outweighed the uncertainties and risks. In view of the variety of factors considered by the Board and the complexity of these factors, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the foregoing factors in reaching its determination and recommendations. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have assigned different weights to different factors. The Board unanimously adopted and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommends that stockholders adopt the merger agreement based upon the totality of the information presented to and considered by the Board.

Forecasts Prepared by Diligent Management

        Although Diligent periodically may issue limited guidance to investors concerning its expected financial performance, Diligent does not, as a matter of course, publicly disclose forecasts or projections. However, in connection with the Board's consideration of strategic alternatives, management of Diligent provided certain unaudited forecasts, which we refer to as "forecasts," to the Board and Jefferies. Diligent provided to Jefferies two sets of forecasts: (x) the Baseline Forecast reflects the business as forecast by our management through 2020 plus the assumption that a new Teams product, which made a limited release in the fourth quarter of 2015, is successfully adopted by customers and results in substantial growth and earnings before interest, tax, depreciation and amortization (which we refer to as "EBITDA") contribution over time and (y) the Downside Sensitivity Forecast reflects the business as forecast by our management through 2020 plus the assumption that the new Teams product, which is a product in the pre-revenue stage, is not successfully adopted by customers and is unable to realize successful commercialization by the end of 2017. The Downside Sensitivity Forecast includes approximately US$2.3 million in one-time costs associated with actions that may be taken by Diligent if the Teams product is not successfully commercialized by the end of 2017 and such product is discontinued. The forecasts were used by Jefferies in connection with the rendering of its fairness opinion to the Board and performing its related financial analysis, as described in "The Merger—Opinion of Jefferies LLC" on page 51.

        The forecasts were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles, which we refer to as "GAAP" in the United States or any other jurisdiction. Neither Diligent's independent registered public accounting firm nor any other independent accountants have audited, reviewed, compiled, examined, or performed any procedures with respect to the forecasts or expressed any opinion or given any form of assurance with respect thereto or their achievability. The summary of the forecasts is included solely to give stockholders of Diligent access to certain financial projections that were made available to the Board and Jefferies, and is not being included in this proxy statement to influence a Diligent stockholder's decision whether to vote to adopt the merger agreement or for any other purpose.

        The forecasts were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of Diligent's management. Because the forecasts cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the forecasts were based necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond Diligent's control. The forecasts also reflect assumptions as to certain business decisions that are subject to change. The forecasts do not take into account any circumstances or events occurring after the date they were prepared. In addition, the Downside Sensitivity Forecast should not be interpreted to mean that the Board has made any determination that the Teams product will not be successfully commercialized by the end of 2017. Similarly, the Baseline Forecast should not be interpreted to mean that the Board has made any determination that the Teams product will be successfully adopted by customers and result in substantial growth and EBITDA contribution over time.

        The forecasts also reflect assumptions as to certain business decisions that may not reflect the effects of the merger, or any other changes that may in the future affect Diligent or its assets, business, operations, properties, policies, corporate structure, capitalization and management. In addition, the forecasts may be affected by Diligent's ability to achieve strategic goals, objectives and targets over the applicable period. Further, the forecasts do not take into account the effect of any failure of the merger to be consummated and should not be viewed as accurate or continuing in that context.

        Accordingly, there can be no assurance that the forecasts will be realized, and actual results may vary materially from those shown. The inclusion of the forecasts in this proxy statement should not be regarded as an indication that Diligent or any of its affiliates, advisors or representatives considered or consider the forecasts to be predictive of actual future events, and the forecasts should not be relied upon as such. Neither Diligent, Parent nor any of their respective affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ from the forecasts, and none of them undertakes any obligation to update or otherwise revise or reconcile the forecasts to reflect circumstances existing after the date the forecasts were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the forecasts are shown to be in error. Diligent does not intend to make publicly available any update or other revision to the forecasts, except as otherwise required by law. Neither Diligent, Parent nor any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any Diligent stockholder or other person regarding the ultimate performance of Diligent compared to the information contained in the forecasts or that the forecasts will be achieved. Diligent has made no representation to Parent or the Merger Subs, in the merger agreement or otherwise, concerning the forecasts.

        The forecasts contain non-GAAP financial measures within the meaning of applicable rules and regulations of the SEC. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Diligent may not be comparable to similarly titled amounts used by other companies.

        The forecasts should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Diligent in its public filings with the SEC. In light of the foregoing factors and the uncertainties inherent in the forecasts, Diligent stockholders are cautioned not to place undue reliance on the forecasts.

        The following tables summarize the forecasts that were used by Jefferies in connection with the rendering of its fairness opinion to the Board and performing its related financial analysis.

Management Forecast (Baseline Forecast)

(US$ in millions)	2016E	2017E	2018E	2019E	2020E
Total Revenue	$122	$151	$194	$229	$265
Cost of Revenue	$(23)	$(24)	$(28)	$(33)	$(39)
Gross Profit	$99	$126	$167	$196	$225
Operating Expenses	$(75)	$(85)	$(99)	$(119)	$(139)
EBITDA	$28	$47	$75	$85	$97
Adjusted EBITDA(1)	$36	$56	$85	$98	$111
EBIT	$24	$42	$68	$76	$86
Capital Expenditures	$10	$11	$13	$15	$18

(1)
Adjusted for stock based compensation.

Management Forecast (Downside Sensitivity Forecast)

(US$ in millions)	2016E	2017E	2018E	2019E	2020E
Total Revenue	$122	$147	$177	$198	$218
Cost of Revenue	$(23)	$(24)	$(24)	$(27)	$(30)
Gross Profit	$98	$123	$153	$171	$189
Operating Expenses	$(75)	$(87)	$(85)	$(95)	$(105)
EBITDA	$28	$41	$75	$84	$92
Adjusted EBITDA(1)	$36	$50	$84	$94	$103
EBIT	$24	$36	$68	$76	$84
Capital Expenditures	$10	$11	$9	$11	$12

(1)
Adjusted for stock based compensation.

        As referred to above, adjusted EBITDA means operating income before depreciation, amortization expense and stock based compensation expense. As referred to above, EBIT means earnings before interest and tax.

Opinion of Jefferies LLC

        In June 2015, we retained Jefferies to act as our financial advisor in connection with a possible sale, disposition or other business transaction involving Diligent. In connection with this engagement, our Board requested that Jefferies evaluate the fairness, from a financial point of view, to holders of Diligent's common shares of the common stock merger consideration of US$4.90 per common share in cash to be received by such holders of common shares in connection with the merger. At the meeting of our Board on February 12, 2016, Jefferies rendered its oral opinion to our Board, subsequently confirmed in a written opinion delivered on February 12, 2016, to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies as set forth in its opinion, the common stock merger consideration of US$4.90 per common share in cash to be received by the holders of common shares pursuant to the merger agreement was fair, from a financial point of view, to the holders of common shares.

        The full text of the written opinion of Jefferies, dated as of February 12, 2016, is attached hereto as Annex B. Jefferies' opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies in rendering its opinion. We encourage you to read Jefferies' opinion carefully and in its entirety. Jefferies' opinion was directed to our Board and addresses only the fairness, from a financial point of view, of the common stock merger consideration of US$4.90 per common share in cash to be received by holders of common shares pursuant to the merger agreement as of the date of the opinion. It does not address any other aspects of the merger and does not constitute a recommendation as to how any holder of common shares should vote on the merger or any matter related thereto. The summary of the opinion of Jefferies set forth below is qualified in its entirety by reference to the full text of the opinion.

        In arriving at its opinion, Jefferies, among other things:

  i.
  reviewed a draft dated February 12, 2016 of the merger agreement;

  ii.
  reviewed certain publicly available financial and other information about Parent and Diligent;

  iii.
  reviewed certain information furnished to Jefferies by our management, including the forecasts and other financial analyses, relating to the business, operations and prospects of Diligent;

  iv.
  held discussions with members of our senior management concerning the matters described in clauses (ii) and (iii) above;

  v.
  reviewed the share trading price history valuation multiples of Diligent's common shares with those of certain publicly traded companies that Jefferies deemed relevant;

  vi.
  compared the proposed financial terms of the merger with the financial terms of certain other transactions that Jefferies deemed relevant; and

  vii.
  conducted such other financial studies, analyses and investigations as Jefferies deemed appropriate.

        Jefferies assumed that all holders of common shares were similarly situated and did not review or ascribe any value to any relationship or agreements any such holder may or may not have with Diligent, including with respect to the size of any such holder's ownership position. In Jefferies' review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by Diligent or the parties to the merger or that was publicly available to Jefferies (including, without limitation, the information described above), or that was otherwise reviewed by Jefferies. In its review, Jefferies relied on assurances of our management that it was not aware of any facts or circumstances that would make such information inaccurate or misleading or of any relevant information that was omitted or that was undisclosed to Jefferies. In its review, Jefferies did not perform or obtain any independent evaluation or appraisal of any of the properties, assets or liabilities (contingent or otherwise) of, nor did Jefferies conduct a physical inspection or appraisal of any of the properties, assets or facilities of, Diligent. Jefferies was not furnished with any such evaluations or appraisals of such physical inspections and did not assume any responsibility to obtain any such evaluations, appraisals or physical inspections.

        With respect to the forecasts provided by Diligent to and examined by Jefferies, Jefferies' opinion noted that projecting future results of any business is inherently subject to uncertainty. We informed Jefferies, however, and Jefferies assumed, that such forecasts were reasonably prepared on bases reflecting the then best currently available estimates and good faith judgments of our management as to the future financial performance of Diligent. We directed Jefferies to use such forecasts, and Jefferies expressed no opinion as to our forecasts or the assumptions on which they were made.

        Jefferies' opinion was based on economic, monetary, regulatory, market and other conditions existing and which could be evaluated as of the date of its opinion. Jefferies expressly disclaimed any undertaking to reaffirm or revise its opinion or otherwise comment on events occurring after the date of its opinion and expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting Jefferies' opinion of which Jefferies became aware after the date of its opinion.

        Jefferies made no independent investigation of any legal, tax or accounting matters affecting Diligent, and Jefferies assumed no responsibility for any legal, tax or accounting advice given to Diligent and our Board, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the merger agreement to Diligent or the holders of common shares. In addition, in preparing its opinion, Jefferies did not take into account any tax consequences of the terms of, and transactions contemplated by, the merger agreement to Diligent or the holders of common shares. In rendering its opinion, Jefferies assumed that the final form of the merger agreement would be substantially similar to the last draft reviewed by it in all respects material to its analysis and opinion. Jefferies also assumed the merger would be consummated in accordance with its terms without waiver, modification or amendment of any term, condition or agreement that would be meaningful in any respect to its analysis or opinion and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Diligent or the holders of common shares or the consummation or the contemplated benefits of the merger in any respect material to its opinion. Jefferies did not express an opinion as to whether any alternative transaction would result in consideration more favorable to Diligent or its holders of common shares than that contemplated by the merger agreement.

        Jefferies' opinion was for the use and benefit of our Board in its consideration of the merger, and Jefferies' opinion did not address the relative merits of the transactions contemplated by the merger agreement as compared to any alternative transaction or opportunity that might be available to Diligent, nor did it address the underlying business decision by Diligent to engage in the merger or the terms of the merger agreement or the documents referred to therein. Jefferies' opinion does not constitute a recommendation as to how any holder of common shares should vote on the merger or any matter related thereto. In addition, Jefferies was not asked to address, and its opinion did not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Diligent, other than the holders of common shares as expressly set forth in the opinion. Jefferies expressed no opinion as to the price at which Diligent's common shares would trade at any time. Furthermore, Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of our officers, directors or employees, or any class of such persons, in connection with the merger relative to the consideration to be received by the holders of common shares. Jefferies' opinion was authorized by the Fairness Committee of Jefferies.

        In preparing its opinion, Jefferies performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Jefferies believes that its analyses must be considered as a whole.

Considering any portion of Jefferies' analyses or the factors considered by Jefferies, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusion expressed in Jefferies' opinion. In addition, Jefferies may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described below should not be taken to be Jefferies' view of Diligent's actual value. Accordingly, the conclusions reached by Jefferies are based on all analyses and factors taken as a whole and also on the application of Jefferies' own experience and judgment.

        In performing its analyses, Jefferies made numerous assumptions with respect to industry performance, general business, economic, monetary, regulatory, market and other conditions and other matters, many of which are beyond our and Jefferies' control. The analyses performed by Jefferies are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the per share value of Diligent's common shares do not purport to be appraisals or to reflect the prices at which Diligent's common shares may actually be sold. The analyses performed were prepared solely as part of Jefferies' analysis of the fairness, from a financial point of view, of the common stock merger consideration of US$4.90 per common share in cash to be received by the holders of common shares in connection with the merger pursuant to the merger agreement, and were provided to our Board in connection with the delivery of Jefferies' opinion.

        The following is a summary of the material financial and comparative analyses performed by Jefferies in connection with Jefferies' delivery of its opinion and that were presented to our Board at its meeting on February 12, 2016. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies' financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies' financial analyses.

Management Forecasts

        At the direction of our management, Jefferies used both the Baseline Forecast and the Downside Sensitivity Forecast in its analyses.

Discounted Cash Flow Analysis

        Jefferies performed a discounted cash flow analysis to estimate the present value of the free cash flows of Diligent from March 31, 2016 through the fiscal year ending December 31, 2020 using the projections, discount rates ranging from 13.6% to 14.6%, which were based on a weighted average cost of capital analysis of the selected comparable companies listed below, and perpetuity growth rates ranging from 3.5% to 5.0%. Based on the forecasts, including management projected EBITDA, tax rate, depreciation, amortization, capital expenditures and working capital, the unlevered free cash flows in the Baseline Forecast were US$5 million, US$10 million, US$32 million, US$54 million, US$58 million and US$63 million, for the three month period ended June 30, 2016, the six month period ended December 31, 2016, and the fiscal years ended December 31, 2017, 2018, 2019 and 2020, respectively, and the unlevered free cash flows in the Downside Sensitivity Forecast were US$4 million, US$9 million, US$28 million, US$49 million, US$54 million and US$59 million, for the three month period ended June 30, 2016, the six month period ended December 31, 2016, and the fiscal years ended December 31, 2017, 2018, 2019 and 2020, respectively. To determine the implied total equity value for Diligent, Jefferies added management projected cash and subtracted management projected total debt, each as of March 31, 2016, from the implied enterprise value for Diligent. This analysis indicated a range of implied values per common share of approximately US$4.35 to US$5.27 using the Baseline

Forecast and US$4.08 to US$4.93 using the Downside Sensitivity Forecast, compared to the common stock merger consideration of US$4.90 per common share.

Selected Publicly Traded Companies Analysis

        Using publicly available information, selected analyst reports and information provided by our management, Jefferies analyzed the selected financial data of Diligent with similar data of (i) five collaboration software companies that target collaboration, document management, governance and workflow initiatives and (ii) six growth SaaS companies that had comparable operating metrics (identified by screening the broader software segment to identify public SaaS software providers with estimated revenue less than US$300 million for calendar year 2015, estimated adjusted EBITDA margin greater than 10% for calendar year 2015, estimated gross margin greater than 75% for calendar year 2015 and forward revenue growth greater than 10%) that Jefferies judged to be comparable to Diligent for purposes of its valuation analysis, which are collectively referred to as the selected comparable companies:

        Collaboration Software:

  •
  Box, Inc.

  •
  Wix.com Ltd.

  •
  Workiva Inc.

  •
  IntraLinks Holdings, Inc.

  •
  Jive Software, Inc.

        Growth SaaS:

  •
  Fleetmatics Group PLC

  •
  Paycom Software, Inc.

  •
  LogMeIn, Inc.

  •
  BroadSoft, Inc.

  •
  Qualys, Inc.

  •
  Textura Corporation

        In its analysis, Jefferies derived and compared multiples for Diligent and the selected comparable companies, calculated as follows:

  •
  the total enterprise value (defined as equity value plus total debt, less cash) divided by estimated revenue for calendar year 2016 ("TEV / CY 2016E Revenue"),

  •
  the total enterprise value divided by estimated revenue for calendar year 2017 ("TEV / CY 2017E Revenue"),

  •
  the total enterprise value divided by estimated EBITDA (adjusted for stock-based compensation expense) for calendar year 2016 ("TEV / CY 2016E EBITDA"), and

  •
  the total enterprise value divided by estimated EBITDA (adjusted for stock-based compensation expense) for calendar year 2017 ("TEV / CY 2017E EBITDA").

        For the selected comparable companies, where applicable, Jefferies adjusted fiscal years to calendar years.

Selected Comparable Companies Multiples

Benchmark	Collaboration Software Median	Growth SaaS Median
TEV / CY 2016E Revenue	2.4x	2.7x
TEV / CY 2016E EBITDA	24x	10x
TEV / CY 2017E Revenue	2.0x	2.2x
TEV / CY 2017E EBITDA	9x	8x

        This analysis indicated the reference ranges for the benchmarks as set forth below. Using these reference ranges, Jefferies determined implied enterprise values for Diligent, then determined implied equity values. These analyses indicated the ranges of implied values per common share set forth opposite the relevant benchmarks below, compared, in each case, to the common stock merger consideration of US$4.90 per common share:

Selected Comparable Companies Reference Ranges and Implied Share Price Ranges

Benchmark	Reference Range	Implied Share Price Range
Baseline Forecast TEV / CY 2016E Revenue	2.5x - 3.5x	US$2.99 - US$3.93
Baseline Forecast TEV / CY 2016E EBITDA	10x - 12x	US$3.44 - US$4.01
Downside Sensitivity Forecast TEV / CY 2016E Revenue	2.5x - 3.5x	US$2.98 - US$3.93
Downside Sensitivity Forecast TEV / CY 2016E EBITDA	10x - 12x	US$3.42 - US$3.97
Baseline Forecast TEV / CY 2017E Revenue	2.0x - 3.0x	US$2.95 - US$4.12
Baseline Forecast TEV / CY 2017E EBITDA	8x - 10x	US$4.09 - US$4.95
Downside Sensitivity Forecast TEV / CY 2017E Revenue	2.0x - 3.0x	US$2.90 - US$4.04
Downside Sensitivity Forecast TEV / CY 2017E EBITDA	8x - 10x	US$3.73 - US$4.50

        No company utilized in the comparable company analysis is identical to Diligent. In evaluating the selected comparable companies, Jefferies made numerous judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Diligent's and Jefferies' control. Mathematical analysis, such as determining the median, is not in itself a meaningful method of using comparable company data.

Selected Transactions Analysis

        Jefferies reviewed the 24 transactions listed below, including (i) 11 transactions announced since January 1, 2009 involving U.S. public software company targets with a market capitalization (one day before announcement) between US$100 million and US$2 billion, last twelve months' revenue as of announcement of less than US$300 million, next twelve months' revenue growth of greater than 10% and last twelve months' EBITDA margin greater than 10%, and (ii) 13 transactions announced since January 1, 2012 involving private application software company targets with a deal value between US$100 million and US$2 billion and last twelve months' revenue of between US$50 million and US$300 million. Using publicly available and proprietary information, Jefferies analyzed the transaction value for each selected transaction identified below based on (i) the total enterprise value divided by revenue of the last twelve months preceding each transaction ("TEV / LTM Revenue") and (ii) the total enterprise value divided by EBITDA (adjusted for stock-based compensation and one-time expenses) for the last twelve months preceding each transaction ("TEV / LTM Adjusted EBITDA").

Announcement Date	Acquiror	Target
Public Companies
08/06/15	IBM	Merge Healthcare
10/29/12	Riverbed	Opnet
01/17/12	Blackbaud	Convio
11/30/11	Synopsys	Magma
10/24/11	Oracle	Rightnow
09/15/11	Bankserv / GTCR	Fundtech
06/16/11	DG	Mediamind
04/07/11	PTC	MKS
09/13/10	HP	Arcsight
04/16/10	Oracle	Phase Forward
01/22/09	Autonomy	Interwoven
Private Companies
11/05/15	NeuStar Inc.	MarketShare Partners
02/23/15	Thoma Bravo LLC	PowerPlan Inc.
10/14/14	Vista Equity Partners	NAVEX Global
08/05/14	Rocket Fuel	X Plus One Solutions
07/24/14	Dassault Systemes S.A.	Quintiq Inc.
04/10/14	IBM Corporation	Silverpop Systems Inc.
03/26/14	SAP AG	Fieldglass, Inc.
01/06/14	Verint Systems Inc.	KANA Software, Inc.
10/23/13	Oracle Corporation	BigMachines, Inc.
06/27/13	Adobe Systems Inc.	Neolane Inc.
06/05/13	SAP AG	hybris GmbH
08/08/12	Parametric Technology	Servigistics
06/20/12	Sage Group Plc	Folhamatic Group

Selected Transaction Multiples

	Public Company Median	Private Company Median
TEV / LTM Revenue	4.1x	4.0x
TEV / LTM Adjusted EBITDA	21x	14x

        Jefferies applied its professional judgment and, based on the financial and operating profiles of the targets and terms of the transactions, identified what it believed to be representative multiple ranges for TEV / LTM Revenue and TEV / LTM Adjusted EBITDA within the precedent transaction set. For TEV / LTM Revenue, Jefferies identified a representative multiple range of 4.0x to 5.0x. Jefferies then applied that range to Diligent's revenue of the last twelve months and calculated a range of implied values per common share of US$3.71 to US$4.47. For TEV / LTM Adjusted EBITDA, Jefferies identified a representative multiple range of 19x to 23x. Jefferies then applied that range to Diligent's TEV / LTM Adjusted EBITDA and calculated a range of implied values per common share of US$4.09 to US$4.81. Jefferies then compared the ranges of implied values per common share against the common stock merger consideration of US$4.90 per common share.

        No transaction utilized as a comparison in the selected transaction analysis is identical to the merger. In evaluating the merger, Jefferies made numerous judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Diligent's and Jefferies' control. Mathematical analysis, such as determining the median, is not in itself a meaningful method of using comparable transaction data.

Other Information

        For reference purposes only, using publicly available information, Jefferies analyzed the premiums offered in 89 selected transactions with United States-based targets announced since January 1, 2010 with transaction values between US$250 million and US$1 billion in the technology sector. For each of the selected transactions, Jefferies calculated the premium represented by the offer price or merger consideration over the target company's closing stock price one trading day and one month prior to the transaction's announcement. The analysis indicated the following premiums for those time periods prior to announcement:

Premiums Paid Percentages

Time Period Prior to Announcement	75th Percentile	Median	25th Percentile
1 Trading Day	47%	32%	19%
1 Month	54%	36%	23%

        Using a reference range of the 25th percentile and the 75th percentile for each of the time periods described above, Jefferies performed a premiums paid analysis using the closing prices of Diligent's common shares one trading day and one month prior to February 10, 2016. This analysis indicated a range of implied values of US$4.60 to US$5.66 per common share with respect to the one trading day premium prior to the announcement and a range of implied values of US$4.92 to US$6.16 per common share with respect to the one month premium prior to the announcement. Each of the premiums paid implied values per common share were compared to the common stock merger consideration of US$4.90 per common share.

General

        Jefferies' opinion was one of many factors taken into consideration by our Board in making its determination to approve the merger and should not be considered determinative of the views of our Board or management with respect to the merger or the common stock merger consideration.

        Jefferies was selected by our Board based on Jefferies' qualifications, expertise and reputation. Jefferies is an internationally recognized investment banking and advisory firm. Jefferies, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, financial restructurings and other financial services.

        We have agreed to pay Jefferies a fee of approximately US$8.5 million, US$1.0 million of which was payable upon delivery of Jefferies' opinion and the remaining portion which is payable contingent upon consummation of the merger. We have also agreed to reimburse Jefferies for certain expenses incurred. We have also agreed to indemnify Jefferies against certain liabilities arising out of or in connection with the services rendered and to be rendered by it under its engagement. Jefferies has, in the past two years, provided financial advisory and/or financing services to Parent and/or its affiliates and may continue to do so and has received aggregate investment banking fees of approximately US$8.1 million for such services, and may receive fees in the future for the rendering of similar services. In addition, in the past two years, Jefferies provided financial advisory services to certain parties in connection with transactions where Parent and/or its affiliates were transaction counterparties. In the ordinary course of business, Jefferies and its affiliates may trade or hold securities of Diligent or Parent and/or their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions in those securities. In addition, in the future Jefferies may seek to provide financial advisory and financing services to Diligent or Parent or entities that are affiliated with Diligent or Parent, for which Jefferies would expect to receive compensation. Except as otherwise expressly provided in its engagement letter with Diligent, Jefferies' opinion may not be used or referred to by the Board or Diligent, or quoted or disclosed to any person in any manner, without Jefferies' prior written consent.

Appraisal Report of Simmons Corporate Finance Limited

        Simmons Corporate Finance Limited, which we refer to as "Simmons," an independent appraiser under the NZX Rules, delivered an appraisal report—summary opinion to the Board, dated February 13, 2016 (New Zealand time), providing that in Simmons' opinion, based on information provided to it, after having regard to all relevant factors, the consideration and the terms and conditions of the merger are fair to Diligent's stockholders. The appraisal report—summary opinion is a summary of Simmons' opinion set out in its appraisal report described below and is subject to the restrictions and disclaimers set out in such appraisal report.

        The full text of the written appraisal report—summary opinion of Simmons, dated February 13, 2016 (New Zealand time), which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the appraisal report—summary opinion, is attached as Annex C to this proxy statement.

        Simmons also delivered to the Board an appraisal report, dated March 4, 2016 (New Zealand time), that contained Simmons' appraisal of the value of Diligent's common shares as of the date of such report at a range of US$4.44 to US$5.15 per share. The appraisal report was delivered pursuant to the requirements of the NZX Rules. The appraisal report also provides that, in Simmons' opinion, after having regard to all relevant factors, the consideration and the terms and conditions of the merger are fair to Diligent's stockholders, other than those stockholders associated with any "relevant Associated Persons" (as defined in the NZX Rules).

        The full text of the written appraisal report of Simmons, dated March 4, 2016 (New Zealand time), which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the appraisal report, is attached as Annex D to this proxy statement.

        In preparing its appraisal report, Simmons performed a variety of financial and comparative analyses. The preparation of an appraisal report is a complex process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Simmons believes that its analyses must be considered as a whole. Considering any portion of Simmons' analyses or the factors considered by Simmons, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusion expressed in Simmons' appraisal report. In addition, Simmons may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described below should not be taken to be Simmons' view of Diligent's actual value. Accordingly, the conclusions reached by Simmons are based on all analyses and factors taken as a whole and also on the application of Simmons' own experience and judgment.

        The basis for Simmons' assessment of fairness of the merger included an analysis of the background to the merger, the structure and terms of the merger, the assessed value of Diligent's shares and the value of consideration to be received by Diligent's stockholders, the implications of the conditions attached to the merger and the likelihood of the merger being completed (Sections 2.5 and 2.13 of the appraisal report), the likelihood of alternative transactions (Section 2.10 of the appraisal report), any advantages or disadvantages for Diligent's stockholders of voting in favor of the merger

(Sections 2.11 and 2.12 of the appraisal report), and the implication for Diligent's stockholders if the merger does not proceed (Section 2.14 of the appraisal report).

        In performing its analyses, Simmons made numerous assumptions with respect to industry performance, general business, economic, monetary, regulatory, market and other conditions and other matters, many of which are beyond our and Simmons' control. The analyses performed by Simmons are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the per share value of Diligent's common shares do not purport to reflect the prices at which Diligent's common shares may actually be sold. The analyses performed were prepared solely as part of Simmons' preparation of the appraisal report on the fairness of the merger in accordance with NZX Listing Rule 9.2.5(b).

Management Forecasts

        At the direction of our management, Simmons used both the Baseline Forecast and the Downside Sensitivity Forecast in its analyses.

Discounted Cash Flow Analysis

        Using the Baseline Forecast, Simmons performed a discounted cash flow analysis to estimate the present value of the free cash flows of Diligent from March 31, 2016 through the fiscal year ending December 31, 2020. Based on its analysis, Simmons assessed Diligent's enterprise value to be in the range of US$493 million to US$585 million using the discounted cash flow approach. Simmons' analysis is set forth in greater detail in the appraisal report.

Valuation of Common Shares

        Simmons also assessed the value of Diligent's fully converted equity by assessing enterprise value, adding cash and cash equivalents, subtracting obligations under capital leases, adding security deposits and adding the proceeds from the exercise of stock options. Based on this analysis, Simmons assessed the fair market value of all of the common shares (on a fully converted basis) to be in the vicinity of US$580 million to US$672 million, or US$4.44 to US$5.15 per common share. Simmons' analysis is set forth in greater detail in the appraisal report.

Comparable Companies Multiples

        Simmons assessed implied revenue, EBITDA, earnings before interest and taxes (EBIT) and price earnings (or PE) multiples for Diligent and compared such multiples with observed multiples for publicly traded companies that Simmons considered generally comparable with Diligent and observed multiples from transactions involving entities that are generally comparable with Diligent. Companies were selected based on their operations (collaboration software or SaaS), size (revenue between US$50 million and US$300 million and market capitalization between US$100 million and US$2 billion), profitability (gross margin exceeding 75% and EDITDA margin exceeding 10%), and their growth profile (future growth exceeding 10%). Based on the analysis of comparable companies' trading multiples and transaction multiples, Simmons considered the implied valuation multiples to be reasonable.

General

        We selected Simmons to prepare the appraisal report and the related summary opinion due to Simmons' significant experience in the independent investigation of transactions and issuing opinions on the merits and fairness of the terms and financial conditions of transactions. We have agreed to pay Simmons a fee between approximately NZ$80,000 to $NZ95,000 (excluding applicable goods and services tax). We also have agreed to reimburse Simmons for certain expenses incurred. We have agreed to indemnify Simmons against certain liabilities arising out of or in connection with the services rendered by it under its engagement. Simmons has not, in the past two years, provided any financial advisory or appraisal services to Diligent or Parent.

Interests of Diligent's Directors and Executive Officers in the Merger

        When considering the recommendation of the Board that you vote to approve the proposal to adopt the merger agreement, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of stockholders generally, as more fully described below. The Board was aware of and considered these interests to the extent that they existed at the time, among other matters, in approving the merger agreement and the merger and recommending that the merger agreement be adopted by stockholders.

Stock held by our Directors and Executive Officers

        As of March 11, 2016, our directors and executive officers and their affiliates beneficially owned approximately 10.4% of our outstanding common shares, and 24.7% of our common shares and preferred shares, taken together as a single class, in each case excluding shares that may be acquired through the exercise of options granted under our 2013 Plan but assuming that all such persons exercise their respective options granted under our 2007 Plan and 2010 Plan. The following table summarizes the common shares and preferred shares beneficially owned as of March 11, 2016 by our executive officers and directors (excluding shares that may be acquired through the exercise of options granted under our 2013 Plan but assuming that all such persons exercise their respective options granted under our 2007 Plan and 2010 Plan) and the consideration that each of them will receive pursuant to the merger agreement in connection with the ownership of their common shares and preferred shares.

	Common Shares Owned (#)(1)	Preferred Shares Owned (#)	Resulting Consideration to be Paid at Completion of Merger (US$)(2)
Executive Officers:
Brian K. Stafford*	112,500	0	551,250
Alessandro Sodi*(3)	2,178,343	0	10,673,881
Michael Stanton	0	0	0
Jeffrey Hilk(4)	223,333	0	1,094,332
Thomas Tartaro	30,381	0	148,867
Michael Flickman(5)	210,768	0	1,032,763
Alexander Sanchez	3,332	0	16,327
Directors:
Abigail Foote	18,717	0	91,713
A. Laurence Jones	71,600	0	350,840
David Liptak(6)	5,896,973	20,000,000	129,937,962
Greg Petersen	124,328	0	609,207
Mark Russell	111,628	0	546,977
Hans Kobler	139,381	0	682,967

*
Such executive officer is also a director of Diligent.

(1)
These amounts have been calculated assuming that each of our directors and executive officers exercises each option granted under our 2007 Plan and 2010 Plan for which the exercise price per share is less than the common stock merger consideration of US$4.90 per share.

(2)
These amounts have been rounded for presentation purposes.

(3)
Includes 400,000 common shares and 122,000 common shares assumed to be issued to Mr. Sodi upon the exercise of options granted under the 2007 Plan and 2010 Plan, respectively.

(4)
Includes 200,000 common shares assumed to be issued to Mr. Hilk upon the exercise of options granted under the 2007 Plan.

(5)
Includes 200,000 common shares assumed to be issued to Mr. Flickman upon the exercise of options granted under the 2007 Plan.

(6)
Assumes accrued but unpaid dividends on preferred shares beneficially owned by Mr. Liptak up to and including March 11, 2016.

Spring Street Voting Agreement

        David Liptak, Diligent's non-executive chairman, is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street. Spring Street entered into a voting agreement with Parent, described under the caption "The Merger—Voting Agreements" beginning on page 85. As of March 11, 2016 (New Zealand time), the record date for the special meeting, Spring Street owned 20,000,000 preferred shares, representing in the aggregate 66.7% of the outstanding preferred shares, and 5,896,973 common shares, which together with the preferred shares owned by Spring Street represents approximately 21.9% of the outstanding common shares and preferred shares, taken together as a single class.

Arrangements with Parent

        As of the date of this proxy statement, none of our executive officers has entered into any agreement with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation or one or more of its affiliates. However, certain of our executive officers have had and may continue to have discussions, or may enter into agreements, with Parent, the Merger Subs, or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation or one or more of its affiliates.

        Further to the conditions of NZX Limited's waivers, dated February 12, 2016 (available on NZX's website at https://www.nzx.com/markets/NZSX/securities/DIL/announcements), it is noted that as of the date of this proxy statement, Brian Stafford is the only director who is negotiating the terms of his continued employment with Parent. At the date of this proxy statement, those negotiations have not yet been concluded.

Insurance and Indemnification of Directors and Executive Officers

        In addition, the merger agreement provides that, from the closing through the sixth anniversary of the date on which the closing occurs, to the fullest extent permitted by law, Parent must cause the second step surviving corporation to indemnify and hold harmless each current and former director and officer of Diligent or its subsidiaries, whom we refer to as "indemnified parties," against all claims, losses, liabilities, damages, judgements, inquiries, fines and reasonable fees, costs and expenses (including attorneys' fees and disbursements) incurred in connection with any threatened, pending or completed claim, action, suit, proceeding or investigation, which we refer to as a "proceeding," whether civil, criminal, administrative or investigative, to which an indemnified party is a party or with respect to which an indemnified party is otherwise involved (including as a witness), arising out of or pertaining to the fact that the indemnified party is or was an officer, director, employee, fiduciary or agent of Diligent or any of its subsidiaries (including any proceeding arising out of or pertaining to the merger agreement and the transactions and actions contemplated by the merger agreement), whether such proceeding is commenced, or any claim or matter therein is asserted or claimed, prior to, at or after the first effective time.

        The certificate of incorporation and bylaws of the second step surviving corporation will contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former and present directors, officers and employees than those set forth in Diligent's certificate of incorporation and bylaws on date of the merger agreement, and those provisions may not be amended, repealed or otherwise modified for a period of six years from the closing in any manner that would adversely affect the rights of any such individuals.

        Prior to the first effective time, Diligent is required to purchase a six year prepaid "tail" policy on terms and conditions, in both amount and scope, providing substantially equivalent benefits as the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by Diligent and its subsidiaries with respect to matters arising on or before the first effective time, covering, without limitation, the transactions contemplated by the merger agreement, except that that the premium amount to be paid for such "tail" policy must not exceed 200% of the amount paid by Diligent for coverage in its last full fiscal year. For more information, see the section of this proxy statement captioned "Proposal 1: Adoption of the Merger Agreement—Indemnification and Insurance" beginning on page 99.

Treatment of Options, Restricted Stock Awards, Restricted Share Units and Performance-Based Restricted Share Unit Awards

Treatment of Options under the 2007 Plan and 2010 Plan

        As of the record date, there were 800,000 outstanding options held by our directors and executive officers under the 2007 Plan and 122,000 outstanding options held by our directors and executive officers under the 2010 Plan. Within five business days of the date of the merger agreement, Diligent was required to provide notice of the merger to each holder—including our directors and executive officers—of outstanding and unexercised options to purchase common shares granted under the 2007 Plan or the 2010 Plan. These notices were required to inform such holders that during the period beginning with the date the holder receives the notice and ending at the second effective time, such holder has the right to exercise all or any part of the unexercised portion of such options (without regard to employment requirements or any installment exercise limitations). These notices were delivered by Diligent on February 18, 2016. Each such option issued under the 2007 Plan or the 2010 Plan, to the extent unexercised, will be cancelled as of the second effective time. The 2007 Plan and the 2010 Plan will both be terminated as of the second effective time.

Treatment of Options under the 2013 Plan

        As of the record date, there were 1,830,001 outstanding options held by our directors and executive officers under the 2013 Plan (including 100,000 common shares underlying options granted to Mr. Tartaro under the 2013 Plan for which the exercise price per share is greater than the common stock merger consideration). As of the first effective time, each option to purchase common shares, whether or not vested, that is outstanding and unexercised will, automatically and without any required action on the part of the holder of such options, be cancelled and converted into the right to receive an amount in cash equal to the product of (A) the number of common shares previously subject to such option and (B) the excess, if any, of the common stock merger consideration over the exercise price of such option, without interest and less any required withholding taxes. Any option granted under the 2013 Plan that has an exercise price that equals or exceeds the common stock merger consideration will be cancelled for no consideration.

Treatment of Restricted Stock Awards

        As of the record date, there were no outstanding common shares subject to vesting or other lapse restrictions issued under the 2013 Plan held by our directors and executive officers.

Treatment of Restricted Share Units

        As of the record date, there were 1,043,250 outstanding RSUs held by our directors and executive officers under the 2013 Plan. Each RSU granted under the 2013 Plan that is outstanding at the first effective time will automatically, and without any required action on the part of the holder of such RSU, be cancelled as of the first effective time and the holder of such RSU will be entitled to receive an amount in cash equal to the product of (x) the number of common shares subject to such RSU immediately prior to the first effective time and (y) the common stock merger consideration, without interest and less any required withholding taxes.

Treatment of Performance-Based Restricted Share Units

        As of the record date, there were 3,655,000 outstanding PSUs held by our directors and executive officers under the 2013 Plan. Each PSU granted under the 2013 Plan that is outstanding at the first effective time, will automatically, and without any required action on the part of the holder of such PSU, be cancelled as of the first effective time and, with respect to (x) all PSUs for which the applicable performance period (including any cumulative performance period) has not ended prior to the first effective time, or (y) for which the applicable performance period has ended prior to the first effective time and the applicable performance goals and other vesting criteria were satisfied as of the end of the applicable performance period, in consideration for the cancellation of such PSU, the holder of such PSU will be entitled to receive an amount in cash equal to the product of (A) the number of common shares subject to such PSU based on the achievement of the performance goals attributable to such PSU (determined assuming achievement of 100% of target levels) and (B) the common stock merger consideration, without interest and less any withholding taxes. All other PSUs will be cancelled for no consideration.

        The 2013 Plan will be terminated as of the first effective time.

        The following table summarizes the aggregate number of options, restricted shares, RSUs and PSUs (excluding shares that may be acquired through the exercise of options granted under our 2007 Plan and 2010 Plan) held by our directors and executive officers as of March 11, 2016, and the consideration that each of them will receive pursuant to the merger agreement in connection with the ownership of such options, restricted shares, RSUs and PSUs.

	Number of Restricted Shares (#)	Number of Restricted Share Units (#)	Number of Performance Share Units (#)	Number of Common Shares Underlying Options (#)(1)	Resulting Consideration to be Paid at Completion of Merger (US$)(2)
Executive Officers:
Brian K. Stafford*	0	337,500	450,000	0	3,858,750
Alessandro Sodi*(3)	0	225,000	2,725,000	800,000	16,143,000
Michael Stanton	0	120,000	240,000	240,000	2,196,000
Jeffrey Hilk(4)	0	40,000	120,000	106,667	896,534
Thomas Tartaro(5)	0	142,000	0	146,667	849,800
Michael Flickman(6)	0	51,250	120,000	136,667	983,992
Alexander Sanchez	0	65,000	0	50,000	370,700
Directors:
Abigail Foote	0	0	0	0	0
A. Laurence Jones	0	0	0	0	0
Hans Kobler	0	0	0	0	0
David Liptak	0	0	0	0	0
Greg Petersen	0	62,500	0	250,000	583,750
Mark Russell	0	0	0	0	0

*
Such executive officer is also a director of Diligent.

(1)
These amounts have been calculated assuming that each of our directors and executive officers exercises each option granted under our 2007 Plan and 2010 Plan for which the exercise price per share is less than the common stock merger consideration of US$4.90 per share.

(2)
These amounts have been rounded for presentation purposes.

(3)
Excludes 400,000 common shares underlying options granted to Mr. Sodi under the 2007 Plan and 122,000 common shares underlying options granted to Mr. Sodi under the 2010 Plan.

(4)
Excludes 200,000 common shares underlying options granted to Mr. Hilk under the 2007 Plan.

(5)
Excludes 100,000 common shares underlying options granted to Mr. Tartaro under the 2013 Plan for which the exercise price per share is greater than the common stock merger consideration.

(6)
Excludes 200,000 common shares assumed to be issued to Mr. Flickman upon the exercise of options granted under the 2007 Plan.

Severance

        Diligent previously entered into employment agreements with certain of our executive officers. Under Mr. Stafford's employment agreement, dated as of March 31, 2015, in the event his employment is terminated by Diligent without "cause" (which requires 30 days' advance notice from Diligent) or by Mr. Stafford for "good reason," as set forth in his employment agreement, in addition to then-accrued compensation, Mr. Stafford will be entitled to receive, subject to his execution of a release of claims and continued compliance with his restrictive covenants (including a covenant not to solicit employees or customers of Diligent for two years following termination of his employment and a non-compete covenant that prohibits Mr. Stafford for twelve months following his termination from engaging in the business of manufacturing, providing or marketing (i) software for digital board books or board portals—whether delivered via the Application Service Provider model or as installed software—to desktop PCs, laptops, PDAs, mobile phones and computing devices (or other form of computing or electronic device), and (ii) enterprise collaboration software, products and services of Diligent or developed during the period in which he was employed by Diligent), an amount equal to his then current base salary plus US$500,000, payable in equal installments over twelve months, and continuation of health coverage benefits for up to twelve months.

        However, in the event Mr. Stafford's employment is terminated by Diligent without cause (which requires 30 days' advance notice from Diligent) or by Mr. Stafford for good reason during the six month period prior to a change in control (as defined in his employment agreement) in contemplation of such change in control, or during the six month period following a change in control, Mr. Stafford will be entitled to receive, in addition to then-accrued compensation and subject to his execution of a release of claims and continued compliance with his restrictive covenants and in lieu of the severance described in the prior paragraph, a payment equal to 18 months of his then current base salary plus US$750,000 and payment of health coverage benefits for up to 18 months. The amounts payable to Mr. Stafford pursuant to his employment agreement are subject to reduction to the extent that such reduction is necessary in the judgement of Diligent's independent public accounting firm (or as otherwise agreed to in writing by Mr. Stafford and Diligent) to avoid an excise tax under Section 4999 of the U.S. tax code and Mr. Stafford would be in a better after-tax position by avoiding the excise tax (we refer to such reduction as a "Modified Cutback").

        Under Mr. Sodi's employment agreement, as amended, in the event his employment is terminated by Diligent without "cause" or by Mr. Sodi for "good reason," as set forth in his employment agreement, in addition to then-accrued compensation, Mr. Sodi will be entitled to receive, subject to his execution of a release of claims and continued compliance with his restrictive covenants (including a covenant not to solicit employees or customers of Diligent for two years following termination of his employment and a covenant that prohibits Mr. Sodi, for twelve months following his termination, from engaging in the business of manufacturing, providing or marketing software for digital board books or board portals to computing or electronic devices and any other line of business which accounts for 10% or more of Diligent's revenues during the period in which he was employed by Diligent), (i) US$850,000, payable in equal installments over twelve months, (ii) any accrued but unpaid bonus relating to any completed fiscal year preceding the termination, payable on the first payday following the 60th day after the termination date and (iii) in the event of a change in control (as defined in Mr. Sodi's employment agreement) of Diligent within six months following a termination without cause or for good reason in contemplation of a change in control, the balance of the unpaid amounts described in clause (i) plus US$425,000, payable in a lump sum on or within 60 days following the date of the change in control. In the event Mr. Sodi's employment is terminated by Diligent without "cause" or by Mr. Sodi for "good reason" on the date of or during the six month period following a change in control of Diligent, in addition to then-accrued compensation, Mr. Sodi will be entitled to receive, in lieu of the amounts described in clause (i) above and subject to his execution of a release of claims and continued compliance with his restrictive covenants, a lump sum payment of US$1,275,000. However, prior to the occurrence of a change in control, Mr. Sodi is permitted, in lieu of the compensation described in this paragraph, to remain as a non-executive employee for a twelve-month transition period and be required to provide not less than 25% of his business time to Diligent. Until March 31, 2016, Mr. Sodi has the right to elect resignation (which resignation will be deemed a resignation for "good reason") or elect the transition period to commence. If he elects for the transition period to commence, he will be entitled to receive (subject to his execution of a release of claims within 60 days of the start of the transition period) an annualized salary of US$850,000 and will be entitled to continued vesting of any outstanding equity awards for the twelve-month transition period or, if earlier, until his termination for "cause," death, or voluntary resignation, as set forth in his employment agreement. Mr. Sodi's employment agreement also includes a Modified Cutback.

        Mr. Stanton's and Mr. Tartaro's employment agreements each provide that in the event of a termination of employment by Diligent in certain circumstances without "cause" or by Mr. Stanton or Mr. Tartaro for "good reason," as set forth in their respective employment agreements, in addition to then-accrued compensation, Mr. Stanton and Mr. Tartaro, as applicable, each will be entitled to receive, subject to execution of a release of claims and continued compliance with their restrictive covenants (including a non-compete covenant under Mr. Tartaro's agreement that prohibits him for twelve months following his termination from engaging in the business of manufacturing, providing or marketing software for digital board books or board portals—whether delivered via the Application Service Provider model or as installed software—to desktop PCs, laptops, PDAs, mobile phones and computing devices (or other form of computing or electronic device) and any additional businesses conducted by Diligent during the period of time Mr. Tartaro is employed by Diligent, a non-compete covenant under Mr. Stanton's agreement that prohibits him for twelve months following his termination from engaging in the business of manufacturing, providing or marketing (i) software for digital board books or board portals—whether delivered via the Application Service Provider model or as installed software—to desktop PCs, laptops, PDAs, mobile phones and computing devices (or other form of computing or electronic device), (ii) enterprise collaboration software, products and services of Diligent development during the term of Mr. Stanton's employment, and (iii) and any additional businesses conducted by Diligent during the period of time Mr. Stanton is employed by Diligent, a one-year post-termination covenant not to solicit Diligent's accounts or employees under Mr. Stanton's agreement, and covenants not to solicit Diligent's accounts or employees for post-termination periods of six months and twelve months, respectively, under Mr. Tartaro's agreement), an amount equal to six months' of then-current salary, payable in equal installments in accordance with Diligent's then-customary payroll practices (increasing to twelve months' of then-current salary for Mr. Stanton after he completes relocation from the Arlington, Virginia metropolitan area to the New York City, New York metropolitan area pursuant to his employment agreement). Both Mr. Stanton's and Mr. Tartaro's employment agreements include Modified Cutbacks.

        Mr. Sanchez is party to a severance agreement with Diligent, dated October 16, 2014, which provides that in the event that Mr. Sanchez's employment is terminated without "cause," as defined in the severance agreement, Mr. Sanchez will be entitled to receive, subject to execution of a release of claims, severance in an amount equal to six months of Mr. Sanchez's then-current base salary, payable in equal installments in accordance with Diligent's then-customary payroll practices.

        Mr. Hilk is not party to an employment agreement with Diligent and Diligent is not contractually obligated to pay any severance to Mr. Hilk.

Performance Cash Award

        Diligent entered into a Replacement Grant Agreement with Mr. Sodi on May 3, 2013, which was subsequently amended on December 23, 2013, pursuant to which Diligent granted a performance cash award to Mr. Sodi with a value of up to US$4,240,000. Mr. Sodi's right to receive such cash award was contingent on Diligent achieving revenue growth of at least 7% during the twelve-month period ended June 30, 2014 (which we refer to as the "Performance Target"). Such cash award, once earned, is payable in three equal annual installments, on each of (i) the fifth business day after the date of determination by the Compensation Committee of the Board as to whether the Performance Target has been achieved (but in any event during the 2014 calendar year), (ii) March 30, 2015, and (iii) March 30, 2016. The payment due on any installment date will be proportionally reduced if the sum of the common stock price plus dividends for a measurement period prior to each payment date falls below 75% of US$2.79. The Performance Target has been achieved, and the final payment of US$1,413,333 was made on March 3, 2016.

Golden Parachute Compensation

        In accordance with Item 402(t) of Regulation S-K, the table below entitled "Golden Parachute Compensation" sets forth the estimated amounts of compensation that are based on or otherwise relate to the merger that may become payable to each of our named executive officers.

        Our "named executive officers" include (i) all individuals serving as our principal executive officer in fiscal year 2015 and (ii) our two most highly compensated executive officers (other than any person who served as our principal executive officer) who were serving as executive officers at the end of fiscal year 2015, based on compensation paid in such fiscal year.

        The amounts indicated below are estimates of the amounts that would be payable assuming, solely for purposes of this table, that (i) the common stock merger consideration is US$4.90 per share, (ii) except as otherwise indicated below, the closing date of the merger is March 11, 2016, the latest practicable date prior to the filing of this proxy statement, and (iii) the employment of each of the named executive officers is terminated by Diligent without cause immediately following consummation of the merger. In addition, Messrs. Stafford's, Sodi's, and Tartaro's employment agreements each provide that in the event payments or other benefits under the applicable employment agreement or otherwise constitute "parachute payments" for purposes of Section 280G of the Code, and would be subject to the excise tax imposed by Section 4999 of the Code, then payments under the applicable employment agreement will be either (i) delivered in full, or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax imposed by Section 4999 of the Code, whichever of the foregoing amounts would result in the receipt by the executive, on an after-tax basis, of the greatest amount of benefits. The amounts indicated below assume no payments or benefits are reduced pursuant to such provisions. Finally, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by a named executive officer in connection with the merger may materially differ from the amounts set forth below.

Name	Cash (US$)(a)	Equity (US$)(b)	Perquisites/ Benefits (US$)(c)	Total (US$)
Brian K. Stafford	1,500,000	3,858,750	21,600	5,380,350
Alessandro Sodi	1,275,000	16,143,000	0	17,418,000
Jeffrey Hilk	0	896,534	0	896,534
Thomas Tartaro	150,000	849,800	0	999,800

(a)
The dollar amounts in this column represent the estimated maximum amount of cash severance payable by Diligent to each of our named executive officers (other than Mr. Hilk) pursuant to their respective employment agreements upon a qualifying termination of employment following consummation of the merger, assuming that at the effective time of the termination no base salary earned by the applicable named executive officer is unpaid and no other otherwise vested amounts are due and payable to the applicable named executive officer. The payments listed for Messrs. Stafford and Sodi would be characterized as "dual trigger" as they require both a change in control and a qualifying termination to receive these enhanced amounts. For more information, see "Interests of Diligent's Directors and Executive Officers in the Merger—Severance" beginning on page 65.

(b)
The amounts in this column represent the aggregate dollar amount payable with respect to options, RSUs, and PSUs held by our named executive officers under the 2013 Plan. Outstanding options, restricted stock, RSUs, and PSUs under the 2013 Plan will, pursuant to the merger agreement, accelerate and be cancelled and converted into the right to receive the common stock merger consideration (in the case of options, less the applicable exercise price), subject to withholding for any taxes required to be withheld in accordance with the merger agreement

  (except that (i) any option that has an exercise price that equals or exceeds the common stock merger consideration, and (ii) PSUs for which the applicable performance period (including any cumulative performance period) ended prior to the first effective time and for which the applicable performance goals (including any cumulative performance goals) or other vesting criteria were not satisfied as of the end of the applicable performance period, will each be cancelled for no consideration). Mr. Stafford holds 450,000 PSUs and 337,500 RSUs under the 2013 Plan, Mr. Sodi holds 800,000 options, 2,725,000 PSUs and 225,000 RSUs under the 2013 Plan, Mr. Hilk holds 106,667 options, 120,000 PSUs and 40,000 RSUs under the 2013 Plan and Mr. Tartaro holds 246,667 options (100,000 of which have an exercise price per share greater than the common stock merger consideration) and 142,000 RSUs under the 2013 Plan. These amounts may be characterized as "single trigger" because they are payable upon the closing of the merger. The amounts in this column do not include any amount with respect to stock options under our 2007 Plan and 2010 Plan, as the merger agreement provides that holders of outstanding and unexercised options held under the 2007 Plan and the 2010 Plan will be given the opportunity to exercise all or any part of the unexercised portion of such options during the period beginning with the date the holder receives the notice and ending at the second effective time, and each such option, to the extent unexercised, will be cancelled as of the second effective time for no consideration. For more information, see "The Merger—Interests of Diligent's Directors and Executive Officers in the Merger—Treatment of Options, Restricted Stock Awards, Restricted Stock Units and Performance-Based Restricted Stock Unit Awards" on page 63.

(c)
The dollar amounts in this column represent the estimated maximum cost to Diligent of continuation of medical benefits to Mr. Stafford assuming (i) he is terminated without "cause" (other than by reason of disability) or resigns employment for "good reason" immediately following consummation of the merger, and (ii) such medical benefits are continued for 18 months following termination. Mr. Stafford is entitled to these continued medical benefits for twelve months upon a qualifying termination of employment, regardless of the occurrence of a change in control; such twelve month period is extended to 18 months in the event such qualifying termination of employment occurs on the date of, or within six months following, a change in control. To the extent such continued medical benefits exceed the maximum benefits that may be provided in the absence of a change in control, such continued benefits may be characterized as "dual trigger" because they are triggered by a termination without cause or resignation without good reason within a limited period of time prior to, upon, or following a change in control. For more information, see "Interests of Diligent's Directors and Executive Officers in the Merger—Severance" beginning on page 65.

Financing of the Merger

        Parent anticipates that the total amount of funds necessary to complete the merger and the related transactions and pay related fees and expenses will be approximately US$660,000,000. Parent expects this amount to be funded through a combination of the following:

  •
  Parent has received equity commitments from Insight Venture Partners Growth-Buyout Coinvestment Fund (B), L.P., Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P., Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P., Insight Venture Partners Growth-Buyout Coinvestment Fund, L.P., Insight Venture Partners (Delaware) IX, L.P., Insight Venture Partners (Cayman) IX, L.P., Insight Venture Partners IX (Co-Investors), L.P. and Insight Venture Partners IX, L.P., which we refer to collectively as the "Parent group," in an aggregate amount of up to approximately US$325,000,000 (see "—Equity Financing");

  •
  Parent has received debt financing commitments from Golub, consisting of an aggregate of US$280,000,000 in the form of a senior secured term loan facility and a US$10,000,000 senior secured revolving credit facility (see "—Debt Financing"), provided that the senior secured revolving credit facility may not be used to fund the merger; and

  •
  US$55,000,000 of cash on-hand of Diligent.

        The completion of the merger is not subject to any financing condition (although funding of the equity and debt financing is subject to the satisfaction of the conditions set forth in the commitment letters under which the financing will be provided).

Equity Financing

        In connection with the financing of the merger, Parent has entered into an equity commitment letter, each dated as of February 12, 2016, with each member of the Parent group. The Parent group has committed to capitalize Parent, substantially contemporaneously with the closing of the merger, with an aggregate equity contribution in an amount of US$325,000,000, which amounts may be reduced to the extent that Parent does not require the full amount of such equity financing commitment to consummate the transactions contemplated by the merger agreement. The equity financing commitment of each member of the Parent group is conditioned upon (i) the satisfaction or express written waiver by Parent of the conditions to the obligations of Parent and the Merger Subs to consummate the transactions contemplated by the merger agreement, (ii) the funding of the respective equity contribution by each other member of the Parent group, and (iii) the substantially contemporaneous consummation of the merger in accordance with the terms of the merger agreement or Diligent's receipt of an award of specific performance by a court of competent jurisdiction requiring Parent to effect the closing, and Diligent has irrevocably confirmed in writing to Parent that if the equity commitments are funded, then the closing will occur.

        The obligations of the Parent group to fund the equity commitments will expire and terminate automatically upon the earliest to occur of (i) the valid termination of the merger agreement in accordance with its terms, (ii) if the equity commitments have been funded in accordance with the terms of the equity commitment letters, the closing, and (iii) Diligent or any of its controlled affiliates, directly or indirectly, asserting in any legal proceeding a claim in connection with the merger agreement or any of the transactions contemplated by the merger agreement against the applicable member of the Parent group or any related person that is prohibited by or in violation of the applicable equity commitment letter.

        The equity commitment letters provide, among other things, that Diligent is a third party beneficiary of certain provisions of such letter and that neither Parent nor Diligent shall be entitled to enforce the obligations of the applicable member of the Parent group to cause its equity contribution to be funded or be entitled to an injunction or an order for specific performance to cause such contribution except as specifically contemplated by the merger agreement and subject to the satisfaction of the conditions set forth in such letter.

Debt Financing

        In connection with entry into the merger agreement, Parent has received a commitment letter from Golub, pursuant to which Golub has committed to provide Parent with a US$280,000,000 senior secured term loan and a US$10,000,000 senior secured revolving credit facility, which we collectively refer to as the "debt financing." Subject to the satisfaction of the customary conditions described below, the senior secured term loan will be fully drawn at closing of the merger and used by Parent to pay a portion of the merger consideration.

        Diligent has agreed to reasonably cooperate in connection with arranging the debt financing as reasonably requested by Parent, including participating in meetings, assisting with presentations and furnishing Parent and the Merger Subs with the necessary financial information regarding Diligent.

Parent will reimburse Diligent for any expenses and costs incurred in connection with Diligent's cooperation with obtaining the debt financing.

        The debt financing is conditioned on the consummation of the merger in accordance with the merger agreement, as well as other customary conditions, including, but not limited to:

  •
  the consummation of the equity financing substantially concurrently with the initial borrowing under the term loan facility;

  •
  the absence of any material outstanding indebtedness of Diligent, subject to customary exclusions;

  •
  subject to certain limitations, the absence of a material adverse effect (as defined in the debt commitment letter) on Diligent and its subsidiaries, taken as a whole, since the date of the merger agreement;

  •
  payment of all applicable fees and expenses;

  •
  delivery of certain audited, unaudited and pro forma financial statements;

  •
  receipt by the lead arrangers of documentation and other information about the borrowers and guarantors required under applicable "know your customer" and anti-money laundering rules and regulations (including the PATRIOT Act);

  •
  subject to certain limitations, the execution and delivery of guarantees by certain guarantors and the taking of certain actions necessary to establish and perfect a security interest in specified items of collateral;

  •
  the execution and delivery by the borrowers and certain guarantors of definitive documentation, consistent with the debt commitment letter;

  •
  the accuracy in all material respects of specified representations and warranties in the merger agreement and specified representations and warranties in the loan documents; and

  •
  the lead arranger having been afforded a marketing period of at least 15 consecutive business days (subject to certain blackout dates) following receipt of certain financial information.

        If any portion of the debt financing becomes unavailable on the terms and conditions contemplated by the debt commitment letter, Parent is required to use its reasonable best efforts to obtain alternative financing from alternative sources in an amount sufficient to consummate the merger on terms and conditions no less favorable in the aggregate to Parent, the Merger Subs and the second step surviving corporation, taken as a whole, than those in the debt commitment letter.

        Golub may invite other banks, financial institutions and institutional lenders to participate in the debt financing contemplated by the debt commitment letter and to undertake a portion of the commitments to provide such debt financing; provided that Golub's obligation to provide the debt financing is not conditioned on any such financial institution or any institutional lender participating in such financing.

        Parent has the right to substitute other debt financing for all or any portion of the debt financing contemplated by the debt commitment letter from the same and/or alternative financing sources so long as (x) such substitution does not, as compared to the debt financing contemplated by the debt commitment letter and related fee letter in effect on the date of the merger agreement, increase the amount of debt financing required to be funded on the closing date to consummate the merger and the other transactions contemplated by the merger agreement, impose new or additional conditions or otherwise expand any of the conditions to the receipt of the debt financing in a manner that could reasonably be expected to (i) prevent, delay or impair the ability of Parent to consummate the merger and the other transactions contemplated by the merger agreement or (ii) adversely impact the ability of Parent or any Merger Sub to enforce its rights against the other parties to the debt commitment letter and (y) Diligent has consented in writing to such substituted debt financing (such consent not to be unreasonably withheld, conditioned or delayed).

Limited Guarantees

        Concurrently with the execution of the merger agreement, each member of the Parent group has also executed and delivered a limited guarantee in favor of Diligent (collectively referred to as the "limited guarantees"), pursuant to which each member of the Parent group severally agreed to guarantee, subject to the terms and conditions of the limited guarantees and the merger agreement, such member's pro rata portion of (i) the US$33,365,000 Parent termination fee that may become payable by Parent following a termination of the merger agreement in the circumstances described under the caption "Proposal 1: Adoption of the Merger—Termination Fees and Expense Reimbursement," (ii) certain obligations of Parent to pay interest and reimburse reasonable costs and expenses in the event Diligent commences a proceeding relating to the collection of the Parent fee due under the merger agreement, and (iii) amounts owed by Parent and/or the Merger Subs for monetary damages awarded to Diligent by a court of competent jurisdiction in a final non-appealable judgment relating to any intentional material breach of the merger agreement by Parent or the Merger Subs. Each member of the Parent group's obligations under its limited guarantee is subject to an aggregate cap equal to such member's respective pro rata portion of the Parent termination fee plus the reimbursement obligations described above.

        Subject to specified exceptions, the limited guarantees will terminate upon the earliest of (i) the closing, (ii) the receipt in full by Diligent of the guaranteed obligations described in the preceding paragraph, (iii) the valid termination of the merger agreement (other than a termination due to (A) the occurrence of the outside date if at the time of such termination Diligent would have been able to terminate the merger due to (x) Parent or either Merger Sub's breach of any of its representations, warranties covenants or agreements in the merger agreement or (y) if the closing conditions have been satisfied, Diligent has confirmed it stands ready, willing and able to consummate the merger and Parent and Merger Subs do not complete the merger; (B) Parent or either Merger Sub's breach of any of its representations, warranties covenants or agreements in the merger agreement or (C) if the closing conditions have been satisfied, Diligent has confirmed it stands ready, willing and able to consummate the merger and Parent and Merger Subs do not complete the merger). The limited guarantee shall also terminate on the six-month anniversary of a termination referenced above, other than with respect to claims arising from proceedings initiated prior to the expiration or lapse of such period.

Closing of the Merger

        The closing of the merger will take place at 9:00 am, New York time, on the date that is the later of (i) the second day that is a business day in both the United States and New Zealand after the satisfaction or waiver of the closing conditions (described under the caption "Proposal 1: Adoption of the Merger Agreement—Conditions to the Closing of the Merger" beginning on page 101) (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of all conditions at the closing), and (ii) the earlier of (x) the first day that is a business day in both the United States and New Zealand after the end of the marketing period (described under the caption "Proposal 1: Adoption of the Merger Agreement—Marketing Period" beginning on page 87) or (ii) a date during the marketing period that is a business day in both the United States and New Zealand and that is specified by Parent on no less than three business days' prior written notice to Diligent if the debt financing is consummated on such earlier date or, such other time, location and date as Parent, the Merger Subs and Diligent mutually agree in writing. The date on which the closing actually occurs is referred to as the "closing date."

Appraisal Rights

        If the merger is consummated, stockholders who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL, which we refer to as "Section 262."

        The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex E. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262. Only a holder of record of common shares or preferred shares is entitled to demand appraisal rights for the shares registered in that holder's name. A person having a beneficial interest in common shares or preferred shares held of record in the name of another person, such as a broker, bank, fiduciary, trustee or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your preferred shares or common shares through a broker, bank, fiduciary, trustee or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee.

        Under Section 262, holders of common shares or preferred shares who (i) do not vote in favor of the adoption of the merger agreement; (ii) continuously are the record holders of such shares through the first effective time; and (iii) otherwise follow the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of the common shares or preferred shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court. Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective time of the merger through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period.

        Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes Diligent's notice to stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is attached to this proxy statement as Annex E. In connection with the merger, any holder of common shares or preferred shares who wishes to exercise appraisal rights, or who wishes to preserve such holder's right to do so, should review Annex E carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her or its appraisal rights will be entitled to receive the merger consideration described in the merger agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of common shares or preferred shares, Diligent believes that if a stockholder considers exercising such rights, that stockholder should seek the advice of legal counsel.

        Stockholders wishing to exercise the right to seek an appraisal of their common shares or preferred shares must do ALL of the following:

  •
  the stockholder must not vote in favor of the proposal to adopt the merger agreement;

  •
  the stockholder must deliver to Diligent a written demand for appraisal before the vote on the merger agreement at the special meeting;

  •
  the stockholder must continuously hold the shares from the date of making the demand through the first effective time (a stockholder will lose appraisal rights if the stockholder transfers the shares before the first effective time); and

  •
  the stockholder or the second step surviving corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the first effective time. The second step surviving corporation is under no obligation to file any petition and has no intention of doing so.

        Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the merger agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement, abstain or not vote its shares.

Filing Written Demand

        Any holder of common shares or preferred shares wishing to exercise appraisal rights must deliver to Diligent, before the vote on the adoption of the merger agreement at the special meeting at which the proposal to adopt the merger agreement will be submitted to the stockholders, a written demand for the appraisal of the stockholder's shares, and that stockholder must not vote or submit a proxy in favor of the adoption of the merger agreement. A holder of common shares or preferred shares exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the first effective time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. Neither voting against the adoption of the merger agreement nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement. A proxy or vote against the adoption of the merger agreement will not constitute a demand. A stockholder's failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting of Diligent's stockholders will constitute a waiver of appraisal rights.

        Only a holder of record of common shares or preferred shares is entitled to demand appraisal rights for the shares registered in that holder's name. A demand for appraisal in respect of common shares must be executed by or on behalf of the holder of record, and must reasonably inform Diligent of the identity of the holder and state that the person intends thereby to demand appraisal of the holder's shares in connection with the merger. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.

        STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BROKER, BANK, FIDUCIARY, TRUSTEE OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK, FIDUCIARY, TRUSTEE OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK, FIDUCIARY, TRUSTEE OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

        All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

Diligent Corporation
1385 Broadway, 19th Floor
New York, New York 10018
Attn: Office of the Corporate Secretary

        Any holder of common shares or preferred shares may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the merger agreement by delivering to Diligent a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the merger will require written approval of the second step surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just.

Notice by the Second Step Surviving Corporation

        If the merger is completed, within 10 days after the effective time of the first merger, the second step surviving corporation will notify each holder of common shares or preferred shares who has made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the merger agreement, that the first merger has become effective and the effective date thereof.

Filing a Petition for Appraisal

        Within 120 days after the first effective time, but not thereafter, the second step surviving corporation or any holder of common shares or preferred shares who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the second step surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The second step surviving corporation is under no obligation, and has no present intention, to file a petition, and holders should not assume that the second step surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the common shares or preferred shares. Accordingly, any holders of common shares or preferred shares who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their common shares or preferred shares within the time and in the manner prescribed in Section 262. The failure of a holder of common shares or preferred shares to file such a petition within the period specified in Section 262 could nullify the stockholder's previous written demand for appraisal.

        Within 120 days after the first effective time, any holder of common shares or preferred shares who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the second step surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which Diligent has received demands for appraisal, and the aggregate number of holders of such shares. The second step surviving corporation must mail this statement to the requesting stockholder within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition seeking appraisal or request from the second step surviving corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.

        If a petition for an appraisal is duly filed by a holder of common shares or preferred shares and a copy thereof is served upon the second step surviving corporation, the second step surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that stockholder from the proceedings.

Determination of Fair Value

        After determining the holders of common shares and preferred shares entitled to appraisal, the Delaware Court of Chancery will appraise the "fair value" of the common shares and preferred shares, as applicable, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

        Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, less than or the same as the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL. Although Diligent believes that the common stock merger consideration and preferred stock merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the common stock merger consideration or preferred stock merger consideration, as applicable. Neither Diligent nor Parent anticipates offering more than the common stock merger consideration or preferred stock merger consideration to any stockholder exercising appraisal rights, and each of Diligent and Parent reserves the right to assert, in any appraisal proceeding, that for purposes of Section 262, the "fair value" of a common share is less than the common stock merger consideration or that the "fair value" of a preferred share is less than the preferred stock merger consideration. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to be appraised.

        If any stockholder who demands appraisal of his, her or its common shares or preferred shares under Section 262 fails to perfect, or loses or successfully withdraws, such holder's right to appraisal, the stockholder's common shares or preferred shares will be deemed to have been converted at the first effective time into the right to receive the applicable merger consideration. A stockholder will fail to perfect, or effectively lose or withdraw, the holder's right to appraisal if no petition for appraisal is filed within 120 days after the first effective time or if the stockholder delivers to the surviving corporation a written withdrawal of the holder's demand for appraisal and an acceptance of the applicable merger consideration in accordance with Section 262.

        From and after the first effective time, no stockholder who has demanded appraisal rights will be entitled to vote such common shares or preferred shares for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder's common shares or preferred shares, if any, payable to stockholders as of a time prior to the first effective time. If no petition for an appraisal is filed, or if the stockholder delivers to the second step surviving corporation a written withdrawal of the demand for an appraisal and an acceptance of the merger, either within 60 days after the first effective time or thereafter with the written approval of the second step surviving corporation, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder who commenced the proceeding or joined that proceeding as a named party without the approval of the court.

        Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a stockholder's statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Accounting Treatment

        The merger will be accounted for as a "purchase transaction" for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Merger

        The following discussion is a summary of material U.S. federal income tax consequences of the merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) whose shares are converted into the right to receive cash pursuant to the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the "Code," Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service, which we refer to as the "IRS," and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares as "capital assets" within the meaning of Section 1221 of the Code (generally, property held for investment purposes).

        This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

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  tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes; insurance companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; entities that are treated as "passive foreign investment companies" or "controlled foreign corporations" for U.S. federal income tax purposes or certain former citizens or long-term residents of the United States;

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  tax consequences to holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

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  tax consequences to holders that received their common shares in a compensatory transaction (i.e. pursuant to the exercise of a compensatory stock option or otherwise as compensation for services);

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  tax consequences to holders who own an equity interest, actually or constructively, in Parent or the second step surviving corporation following the merger;

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  holders that, directly or under applicable constructive ownership rules, own, or have owned at any time within the five-year period ending on the date of the merger, more than 5% of our common shares;

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  tax consequences to U.S. Holders whose "functional currency" is not the U.S. dollar;

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  tax consequences to holders who hold their shares through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

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  the U.S. federal estate, gift or alternative minimum tax consequences, if any; or

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  any state, local or non-U.S. tax consequences.

        This discussion assumes that there will be no declared and unpaid dividends outstanding with respect to any of our shares at the time of the merger.

        If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares and partners therein should consult their tax advisors regarding the consequences of the merger.

        No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

        THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

U.S. Holders

        For purposes of this discussion, a "U.S. Holder" is a beneficial owner of shares that is for U.S. federal income tax purposes:

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  an individual who is a citizen or resident of the United States;

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  a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Code; or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

        The receipt of cash by a U.S. Holder in exchange for shares pursuant to the merger (including pursuant to appraisal proceedings) will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder's gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder's adjusted tax basis in the shares. A U.S. Holder's adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. A U.S. Holder will generally determine gain or loss separately with respect to common shares and preferred shares and with respect to blocks of common shares or preferred shares having different tax bases. Such gain or loss will be capital gain or loss and generally will be treated as long-term capital gain or loss if such U.S. Holder's holding period in the shares is more than one year at the time of the completion of the merger. Long-term capital gains of non-corporate U.S. Holders generally are subject to U.S. federal income tax at preferential rates. Capital gain recognized from the disposition of shares held for one year or less will be short-term capital gain and subject to ordinary income tax rates. In general, capital losses are deductible only against capital gains and are not available to offset ordinary income. Taxpayers that are individuals are permitted to offset a limited amount of net capital losses annually against ordinary income. Subject to certain limitations, unused net capital losses may be carried forward to subsequent tax years.

        U.S. Holders that are also N.Z. Holders (as defined below under the caption "Material New Zealand Income Tax Consequences of the Merger") should consult with their tax advisors regarding their ability to claim, for U.S. federal income tax purposes, foreign tax credits for any New Zealand income taxes paid in connection with the merger. U.S. Holders can be subject to substantial limitations on their ability to claim such credits, which may leave them unable to claim credits for any such taxes.

Non-U.S. Holders

        For purposes of this discussion, the term "Non-U.S. Holder" means a beneficial owner of shares that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

        Any gain realized by a Non-U.S. Holder pursuant to the merger generally will not be subject to U.S. federal income tax unless:

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  the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (unless an applicable income tax treaty provides otherwise), and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or at such lower rate as may be specified by an applicable income tax treaty) of its effectively connected earnings and profits (including such gain), subject to certain adjustments;

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  such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition, and certain other specified conditions are met, in which case such gain (equal to the difference, if any, between the amount of cash received in exchange for the common shares and the non-U.S. holder's adjusted tax basis in such shares) will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty) which may be offset by certain U.S.-source capital losses incurred in the same taxable year, even though the individual is not considered a resident of the United States; or

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  Diligent is or has been a "United States real property holding corporation" as such term is defined in Section 897(c) of the Code, which we refer to as a "USRPHC," at any time within the shorter of the five-year period preceding the merger or such Non-U.S. Holder's holding period with respect to the applicable shares, which we refer to as the "relevant period," and, in the case of common shares, if common shares are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code) and such Non-U.S. Holder owns or has owned, directly or under applicable ownership attribution rules more than 5% of our common shares at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. We believe that we are not, have not been, and will not be a USRPHC at any time during the five-year period preceding the merger.

Information Reporting and Backup Withholding

        Information reporting and backup withholding (at a rate of 28%) may apply to the proceeds received by a holder pursuant to the merger. Backup withholding generally will not apply to (i) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 or (ii) a Non-U.S. Holder that (A) provides a certification of such holder's foreign status on the appropriate series of IRS Form W-8 or (B) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder's U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Material New Zealand Income Tax Consequences of the Merger

        The following discussion is a summary of material New Zealand income tax consequences of the merger that may be relevant to New Zealand tax resident holders of Diligent common shares whose shares are converted into the right to receive cash pursuant to the merger. This discussion is based upon the New Zealand Income Tax Act of 2007, as amended. This discussion is for general information only and does not address all of the tax consequences that may be relevant to N.Z. Holders in light of their particular circumstances.

        For purposes of this discussion, a holder will be a New Zealand tax resident (referred to herein as an "N.Z. Holder") if they are:

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  an individual that has a permanent place of abode in New Zealand and/or is personally present in New Zealand for an aggregate period of more than 183 days in any 12 month period; or

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  a corporation: (i) that is incorporated in New Zealand; (ii) that has its head office in New Zealand; (iii) that has its center of management in New Zealand; or (iv) that is controlled by its directors from New Zealand.

        Diligent's New Zealand tax resident stockholders (which we refer to as "N.Z. Holders") need to consider the New Zealand FIF taxation rules for New Zealand tax purposes. The FIF rules generally apply where an N.Z. Holder holds shares in one or more companies that are not New Zealand tax residents (which we refer to as a "foreign company"), unless the N.Z. Holder is a natural person (or a trustee of certain testamentary or compensation trusts) and the aggregate cost of the foreign company shares held by that N.Z. Holder is NZ$50,000 or less. N.Z. Holders holding foreign company shares costing NZ$50,000 or less can, however, elect voluntarily to apply the FIF rules. Diligent is a foreign company for the purposes of the FIF taxation rules and when the NZ$50,000 test is applied both the N.Z. Holder's Diligent shares and their other foreign company shares will be taken into account.

        Where an N.Z. Holder is required (or elects) to apply the FIF rules all of the New Zealand tax it pays with respect to its investment in each foreign company will be calculated under special rules that annually attribute part of the foreign company's deemed income to the N.Z. Holder each year the N.Z. Holder has shares in the foreign company. Any realized gains the N.Z. holder receives from the foreign company (including on the cancellation of a foreign company's shares) or from selling the foreign company's shares are not separately taxed.

        Where an N.Z. Holder is not required to apply the FIF rules (and does not elect to apply the FIF rules voluntarily), they will only pay New Zealand tax on realized gains they obtain from their investment in the foreign company. These will include any dividend amounts the foreign company pays them. They will not be required to pay tax on any profit they realize from selling the foreign company's shares unless the foreign company shares were acquired with a dominant purpose of resale or disposal or as part of a profit making scheme or as part of a share dealing business.

        Given these rules, the amounts each N.Z. Holder receives in exchange for the cancellation of their Diligent shares in the merger will have different New Zealand tax consequences depending on whether the N.Z. Holders apply FIF rules to their investments in foreign companies. Specifically:

          1.     If an N.Z. Holder applies the FIF rules to their foreign company investments, any gains they receive when their shares are cancelled should not be separately taxable.

          2.     If an N.Z. Holder does not apply the FIF rules to their foreign company investments the full amount they receive for the cancellation of their shares in the merger may be treated as a taxable dividend. If such N.Z. Holder sells its Diligent shares before the first merger occurs, none of the proceeds should be subject to New Zealand tax (unless the shares were acquired with the dominant purpose of resale or disposal or as part of a profit making scheme or as part of a share dealing business).

        THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER. A STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE NEW ZEALAND INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF NEW ZEALAND.

Regulatory Approvals Required for the Merger

General

        The merger cannot be completed until (i) the applicable waiting period under the HSR Act has expired or been terminated; and (ii) the Treasurer of the Commonwealth of Australia has either (A) notified Parent and Merger Sub II in writing that the Commonwealth Government has no objection to the first merger and the second merger, or (B) ceased to be empowered to make an order or decision under Division 2 of Part 3 of the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth) in respect of the first merger and the second merger.

        If and to the extent necessary to obtain clearance of the merger under the HSR Act or other antitrust laws applicable to the merger, each of Parent and each Merger Sub (and their respective affiliates, if applicable) will (i) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (A) the sale, divestiture, termination, license or other disposition of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights (including any rights or contracts to acquire equity interests or assets, other than pursuant the merger agreement), products or businesses of Parent and the Merger Subs (and their respective affiliates, if applicable), on the one hand, and Diligent and its subsidiaries, on the other hand, and (B) any other restrictions on the activities of Parent and the Merger Subs (and their respective affiliates, if applicable), on the one hand, and Diligent and its subsidiaries, on the other hand, and (ii) contest, defend and appeal any proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the merger.

HSR Act and U.S. Antitrust Matters

        The merger cannot be completed until Diligent and Parent each file a notification and report form with the Federal Trade Commission, which we refer to as the "FTC," and the Antitrust Division of the Department of Justice, which we refer to as the "DOJ," under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30 calendar day waiting period (which may be extended by a request for additional information or documentary material by the FTC or DOJ) following the parties' filing of their respective HSR Act notification forms or the early termination of that waiting period. Diligent and Parent made the necessary filings with the FTC and the Antitrust Division of the DOJ on February 22, 2016 (New York time).

        At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. Private parties, foreign competition authorities and state attorneys general also may bring an action under antitrust laws under certain circumstances. There can be no assurance that a challenge to the merger on antitrust grounds will not be made, or if a challenge is made, of the result.

Foreign Investment Laws

        Consummation of the merger is conditioned on approval under, or filing of notices pursuant to, the foreign investment laws of Australia. The merger cannot be completed until the Treasurer of the Commonwealth of Australia has either (i) notified Parent and Merger Sub II in writing that the Commonwealth Government has no objection to the first merger and the second merger, or (ii) ceased to be empowered to make an order or decision under Division 2 of Part 3 of the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth) in respect of the first merger and the second merger.

NZX Rules

Stockholder Approvals

        The NZX Main Board/Debt Market Listing Rules ("NZX Rules") require the prior approval of a simple majority of the votes of all shares entitled to vote and voting at the special meeting on the resolution to adopt the merger agreement. The NZX Rules which require this approval are:

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  Listing Rule 9.1.1 relating to the disposal or acquisition of assets which would change the essential nature of the business of Diligent or in respect of which the gross value is in excess of

    50% of the average market capitalization of Diligent (Diligent's 20 business day volume weighted average market capitalization as at February 29, 2016 was NZ$619,351,453); and

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  Listing Rule 9.2.1 relating to Diligent entering into the merger where a related party is a direct or indirect party to the merger or to at least one of a related series of transactions of which the merger forms part.

        In this case, a related party relationship is created with any stockholders who enter into voting agreements with Parent as referred to under the caption "The Merger—Voting Agreements" beginning on page 85. A related party relationship would also exist in respect of any employment arrangements entered into by Parent (or its affiliates) with directors or executive officers of Diligent as referred to under the caption "The Merger—Interests of Diligent's Executive Officers and Directors in the Merger" beginning on page 61. As any employment arrangement with Parent (or its affiliates) would not be entered into otherwise than because of the merger, such employment arrangement would become part of a related series of transactions to the merger. Consequently, as directors and executive officers are related parties of Diligent, entry by any of them into such employment arrangements would also trigger the need for stockholder approval of the merger under Listing Rule 9.2.1. Section 1.3 of the Simmons appraisal report provides further detail on the regulatory requirements in this regard.

        The requirement for stockholder approval under the NZX Rules will be satisfied by achieving the vote required to adopt the merger under the Amended and Restated Bylaws of Diligent as referred to under the caption "The Special Meeting—Vote Required; Abstentions and Broker Non-Votes" beginning on page 29 and in particular the affirmative vote of the holders of a majority in voting power of the outstanding preferred shares and outstanding common shares voting as a single class.

Appraisal Report

        Because a related party relationship does exist, the NZX Rules require this proxy statement to be accompanied by an appraisal report expressed to be for the benefit of stockholders other than those stockholders associated with any "relevant Associated Persons" (as defined in the NZX Rules) and stating, among other things, whether or not in the opinion of the appraiser the consideration and the terms and conditions for the relevant transaction are fair to the stockholders and the grounds for that opinion. The appraisal report of Simmons is attached as Annex D to this proxy statement and described under the caption "The Merger—Appraisal Report of Simmons Corporate Finance Limited" beginning on page 59.

Waivers Granted under NZX Rules and Conditions Imposed

        In connection with the transactions contemplated by the merger agreement, Diligent filed with NZX Limited an application for various waivers under the NZX Rules. These waivers were granted on February 12, 2016 (available on NZX's website at https://www.nzx.com/markets/NZSX/securities/DIL/announcements) and are summarized as follows.

        Waiver from NZX Rule 3.4.3—This waiver permitted the "interested directors" of Diligent to vote to approve and declare advisable the merger agreement and recommend approval of the merger to stockholders. "Interested directors" would include any director who is a party to a voting agreement or to an employment arrangement with Parent (or its affiliates). Conditions for the grant of this waiver include that the proxy statement discloses:

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  any director who is a party to a voting agreement and includes the material particulars of the voting agreement, and

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  any director who is negotiating or has concluded an employment arrangement with Parent (or its affiliates) and the material details of that employment arrangement (to the extent known at the time this proxy statement is released to the market).

        These two conditions are satisfied by the statements as to voting agreements and employment arrangements described under the caption "The Merger—Voting Agreements" beginning on page 85 and "The Merger—Interests of Diligent's Directors and Executive Officers in the Merger" beginning on page 61, respectively.

        Waiver from NZX Rule 4.2.1—This waiver permitted Diligent to include the termination fee provision in the merger agreement (see page 104 under the caption "Proposal 1: The Merger Agreement—Termination Fees and Expense Reimbursement"). The conditions for the grant of the waiver are:

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  that the waiver and the terms upon which the termination fee would be payable are disclosed in the proxy statement; and

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  that the directors provide a certificate to NZX Limited that in their opinion the termination fee is within a market standard range for a merger.

        The first of these conditions is satisfied under the caption "Proposal 1: The Merger Agreement—Termination Fees and Expense Reimbursement" commencing on page 104; and a certificate has been supplied to NZX Limited in accordance with the second condition.

        Waiver from NZX Rule 7.12.2—This waiver exempts Diligent from disclosing the conversion of common shares and preferred shares into the right to receive the merger consideration in the form required by Appendix 7 to the NZX Rules subject to the condition that an explanation of the nature and timing of the conversion including pricing, entitlement and conversion ratio information, are disclosed together in one location, in an appropriate section and a prominent position, in the proxy statement (see page 36 under the caption "The Merger—Merger Consideration").

        Waiver from NZX Rule 9.3.1—This waiver permits related parties and persons associated with them (who would otherwise be disqualified from voting) to vote at the special meeting on the resolution to adopt a merger agreement. Conditions for the grant of this waiver include:

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  other than the proposed voting agreements and/or employment arrangements (if any), there is no other relationship between Diligent, its directors or substantial stockholders or their associated persons and Parent (or its affiliates);

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  this proxy statement discloses: (i) any director who is a party to a voting agreement and includes the material particulars of the voting agreement; (ii) any director who is negotiating or has concluded employment arrangements with Parent (or its affiliates) and the material terms of those employment arrangements (to the extent known at the time the proxy statement is released to the market); and (iii) the treatment of the outstanding awards granted under Diligent's employee share schemes. These conditions are satisfied by the statements set out on page 85 under the caption "The Merger—Voting Agreements," on page 62 under the caption "The Merger—Interests of Diligent's Directors and Executive Officers in the Merger—Arrangements with Parent," and on page 63 under the caption "The Merger—Interests of Diligent's Directors and Executive Officers in the Merger—Treatment of Options, Restricted Stock Awards, Restricted Stock Units and Performance-Based Restricted Stock Unit Awards," respectively; and

  •
  the Board has received an opinion from an appropriately qualified financial advisor that the merger consideration is fair, from a financial point of view, to Diligent's holders of common shares—the opinion of Jefferies LLC satisfies this condition (see "The Merger—Opinion of Jefferies LLC" beginning on page 51).

Trading Halt and Delisting

        Diligent has filed with NZX Limited a request for: (i) a trading halt, effective on the day immediately prior to the special meeting at which Diligent's stockholders will vote on the merger agreement; and (ii) the delisting of the common shares from the NZX Main Board immediately prior to the closing of the merger. The application for the trading halt and delisting are still pending.

Voting Agreements

        As a condition to Parent and the Merger Subs entering into the merger agreement, Spring Street and the Carroll parties entered into voting agreements with Parent pursuant to which they have agreed, among other things, to vote the common shares and preferred shares owned by them in favor of any proposal to adopt and approve or reapprove the merger agreement and against (i) any acquisition proposal, (ii) any action or agreement that would reasonably be expected to prevent or materially delay consummation of the merger, and (iii) any action, proposal, transaction or agreement that to such person's knowledge would reasonably be expected to result in a material breach of any covenant, representation or warranty or agreement of such person or Diligent under the applicable voting agreement or the merger agreement. The voting agreements will terminate upon the earliest to occur of (i) the mutual consent of Parent and the applicable stockholder, (ii) the first effective time, (iii) the date of the termination of the merger agreement or (iv) the date of any material modification, waiver or amendment of the merger agreement that reduces or changes the form of the merger consideration or is otherwise adverse to the applicable stockholder in any material respect. David Liptak, Diligent's non-executive chairman, is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street.

        The voting agreements also provide that each stockholder party must not, and must not commit or agree to, without Parent's prior written consent, directly or indirectly, whether by merger, consolidation or otherwise, offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively referred to as a "transfer"), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to or permit, a transfer of, any or all of its common shares or preferred shares or any interest in such shares; provided that, after the record date and before the closing date, each stockholder may transfer up to 500,000 of its common shares so long as it retains the right to vote such shares at the special meeting.

        As of March 11, 2016 (New Zealand time), the record date for the special meeting, a total of 30,000,000 preferred shares, representing in the aggregate 100% of the outstanding preferred shares, and 10,886,736 common shares, together representing with such preferred shares in the aggregate approximately 34.6% of the outstanding common shares and preferred shares, taken together as a single class, were subject to the voting agreements.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

        The following is a summary of the material provisions of the merger agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement. This summary may not contain all of the information about the merger agreement that is important to you. We encourage you to read carefully the merger agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.

Explanatory Note Regarding the Merger Agreement

        The following summary of the merger agreement, and the copy of the merger agreement attached hereto as Annex A to this proxy statement, are intended to provide information regarding the terms of the merger agreement and are not intended to modify or supplement any factual disclosures about Diligent in its public reports filed with the SEC. The merger agreement contains representations and warranties by Diligent, Parent and the Merger Subs which were made for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the merger agreement were made for the benefit of the parties to the merger agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement, and may apply contractual standards of materiality or material adverse effect that generally differ from those applicable to investors. Such representations, warranties, covenants and agreements in the merger agreement were not intended by the parties to the merger agreement to be characterizations of the actual state of facts or conditions of Diligent, except as expressly stated in the merger agreement. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Diligent's public disclosures. Moreover, the description of the merger agreement below does not purport to describe all of the terms of such agreement, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Annex A and is incorporated herein by reference.

        Additional information about Diligent may be found elsewhere in this proxy statement and Diligent's other public filings. See "Where You Can Find More Information."

Certain Effects of the Merger

        Pursuant to the terms of the merger agreement, Merger Sub I will merge with and into Diligent, which we refer to as the "first merger", and Diligent will become a wholly-owned subsidiary of Merger Sub II following which the first step surviving corporation will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of Parent, which we refer to as the "second step surviving corporation".

        If the first merger is completed, Diligent's common shares will no longer be publicly traded and as a condition to the first merger, will be delisted from the NZX Main Board and Diligent will cease to be an FMC Reporting Entity under the Financial Markets Conduct Act 2013 (NZ). In addition, our common shares will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

        The first effective time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Diligent, Parent and Merger Sub I may agree and specify in the certificate of merger). The time at which the second merger will become effective, which we refer to as the "second effective time," will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Diligent, Parent and Merger Sub II may agree and specify in the certificate of merger).

Directors and Officers; Certificate of Incorporation; Bylaws

        Immediately after the first effective time, Parent shall take the necessary action (i) to cause the directors of Merger Sub I immediately prior to the first effective time to be the directors of the first step surviving corporation each to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal and (ii) to cause the officers of Diligent immediately prior to the first effective time to be the initial officers of the first step surviving corporation each to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

        Immediately after the second effective time, (i) the directors of Merger Sub II immediately prior to the second effective time will continue as the directors of the second step surviving corporation each to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal, and (ii) the officers of the first step surviving corporation immediately prior to the second effective time will become the officers of the second step surviving corporation each to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

        At the first effective time, Diligent's certificate of incorporation will be amended and restated in its entirety to read as set forth on Exhibit B to the merger agreement and such amended and restated certificate of incorporation will be the certificate of incorporation of the first step surviving corporation. At the second effective time, the certificate of incorporation of Merger Sub II will be amended and restated to be in the form of the certificate of incorporation of the first step surviving corporation, as in effect immediately prior to the second effective time; provided, however, that the name of the second step surviving corporation as set forth in such certificate of incorporation will be "Diligent Corporation."

        At the first effective time, Diligent's bylaws will be amended and restated in their entirety to read as set forth on Exhibit C to the merger agreement and such amended and restated bylaws will be the bylaws of the first step surviving corporation. At the second effective time, the bylaws of the first step surviving corporation, as in effect immediately prior to the second effective time, will be the bylaws of the second step surviving corporation, except that the bylaws of the second step surviving corporation will be amended so that the name of the second step surviving corporation will be "Diligent Corporation".

Closing and Effective Time of the Merger

        The merger agreement provides that the closing of the merger is to take place at 9:00 a.m. New York time on the date that is the later of (i) the second day that is a business day in both the United States and New Zealand after the satisfaction or waiver of the conditions to closing (described below under the caption "—Conditions to the Closing of the Merger") (other than those conditions that by their terms are to be satisfied at the closing) and (ii) the earlier of (x) the first day that is a business day in both the United States and New Zealand after the end of the marketing period (described below under the caption "—Marketing Period") or (y) a date during the marketing period that is a business day in both the United States and New Zealand and specified by Parent on no less than three business days' prior written notice to Diligent if the debt financing is consummated on such earlier date or, such other time, location and date as Parent, the Merger Subs and Diligent mutually agree in writing.

Marketing Period

        The marketing period means the first period of 18 consecutive business days (excluding certain customary "blackout dates") after the date of the merger agreement throughout which and at the end of which Parent has access to required information, as described below, regarding Diligent in connection with Parent's obtaining debt financing. If Diligent in good faith reasonably believes that it has provided the required information, it may deliver to Parent a written notice to that effect, stating when it believes such required information was delivered, in which case Diligent will be deemed to have delivered the required information on the date specified in that notice unless Parent in good faith reasonably believes that Diligent has not completed delivery of the required information and, within five business days after its receipt of such notice from Diligent, Parent delivers a written notice to Diligent to that effect (stating with specificity which required information Diligent has not delivered).

        Notwithstanding the foregoing, the marketing period (i) will end prior to the closing date or on any earlier date prior to the expiration of the 18 consecutive business day period if the debt financing is consummated on such earlier date; and (ii) will not commence and will be deemed not to have commenced if, on or prior to the completion of such period of 18 consecutive business day period, (A) Diligent has publicly announced any intention to, or determines that it must, restate any historical financial statements included in the required information or that any such restatement is under active consideration, in which case the marketing period will be deemed not to commence unless and until such restatement has been completed and the applicable required financing information has been amended and updated or Diligent informed Parent that it has concluded that no restatement will be required in accordance with generally accepted accounting principles, (B) Diligent's independent accounting firm has withdrawn its audit opinion with respect to any audited financial statements contained in the required information for which they have provided an opinion, in which case the marketing period will not commence or be deemed to commence unless and until a new unqualified audit opinion is issued with respect to such financial statements for the applicable periods by the independent accounting firm or another independent public accounting firm reasonably acceptable to Parent, or (C) any required information ceases to meet the requirements of required information, and, as a result, Parent is unable to satisfy the closing condition with respect to the marketing period under the debt commitment letter, in which case the marketing period will not commence or be deemed to commence unless and until such required information is updated or supplemented so that it meets such requirements (if any required information provided at the commencement of the marketing period ceases to meet the requirements of required information during the 18 business day period, then the marketing period will be deemed not to have commenced).

        The required information referenced above is defined as all financial statements, financial data, audit reports and other information of the type and form customarily included in marketing documents used to consummate transactions of the type to be included in the debt financing including (i) certain audited and unaudited financial statements required by the debt commitment letter, (ii) all customary financial information of Diligent and its subsidiaries that is reasonably available to or readily obtainable by Diligent that is required to permit Parent to prepare certain pro forma financial statements and (iii) customary authorization letters authorizing distribution of information to prospective lenders.

Merger Consideration

Common Shares

        At the first effective time, each common share issued and outstanding prior to the first effective time (other than common shares (i) held by Diligent as treasury stock; (ii) owned by Parent, Merger Sub I or Merger Sub II; (iii) beneficially owned by any direct or indirect wholly-owned subsidiary of Diligent; or (iv) held by stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with Delaware law) will be converted into the right to receive US$4.90 in cash, without interest (subject to reduction on a pro rata basis in certain instances if there are inaccuracies or breaches of Diligent's representations and warranties contained in the merger agreement regarding its capitalization), which amount we refer to as the "common stock merger consideration."

Preferred Shares

        At the first effective time, each preferred share issued and outstanding prior to the first effective time (other than preferred shares (i) held by Diligent as treasury stock; (ii) owned by Parent, Merger

Sub I or Merger Sub II; (iii) beneficially owned by any direct or indirect wholly-owned subsidiary of Diligent; or (iv) held by stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with Delaware law) will be converted into the right to receive an amount in cash equal to the sum of (x) US$0.15, plus (y) all accrued and unpaid dividends, if any, on such preferred shares, whether or not declared, as of the closing date, plus (z) the common stock merger consideration, which aggregate amount we refer to as the "preferred stock merger consideration" and, together with the common stock merger consideration, the "merger consideration."

Payment of Merger Consideration

        The merger consideration is denominated in U.S. dollars. If you wish to receive your merger consideration in New Zealand dollars, even if you have previously provided New Zealand dollar bank account details to Link Market Services, you must make a New Zealand dollar election by returning a duly completed election form to Link Market Services by the date of the special meeting. If you do not timely return an election form, you will receive U.S. dollars as merger consideration. Holders receiving U.S. dollars also must return an election form in order to provide their account information to Link Market Services, as Link Market Services will not send U.S. dollar checks. Merger consideration payable to stockholders who make such timely election to receive payment in New Zealand dollars pursuant to the procedures described in this proxy statement under "Questions and Answers" beginning on page 15 will be converted at the spot exchange rate obtained by Link Market Services following the closing date of the merger.

Cancelled Shares

        At the first effective time, each common share and each preferred share held by Parent, Merger Sub I or Merger Sub II or in treasury by Diligent, will be cancelled and no consideration will be issued in respect thereof.

Outstanding Equity Awards and Performance-Based Restricted Share Unit Awards

        The merger agreement provides that Diligent's equity awards that are outstanding immediately prior to the effective time of the merger will be subject to the following treatment in the merger:

Awards under the 2007 Plan and 2010 Plan

        Within five business days after the merger agreement was signed, Diligent was required to provide notice of the merger to each holder of outstanding and unexercised options to purchase common shares granted under the Diligent 2007 Stock Option and Incentive Plan (which we refer to as the "2007 Plan") and the Diligent 2010 Stock Option and Incentive Plan (which we refer to as the "2010 Plan"). These notices were required to inform such holders that during the period beginning with the date the holder receives the notice and ending at the second effective time, such holder has the right to exercise all or any part of the unexercised portion of such options (without regard to employment requirements or any installment exercise limitations). These notices were delivered by Diligent on February 18, 2016. Each such option issued under the 2007 Plan or the 2010 Plan, to the extent unexercised, will be cancelled as of the second effective time. Each of the 2007 Plan and the 2010 Plan will be terminated as of the second effective time.

Awards under the 2013 Plan

Options

        Each option to purchase common shares granted under the Diligent 2013 Incentive Plan (which we refer to as the "2013 Plan") that is outstanding and unexercised at the first effective time, whether vested or unvested, will, automatically and without any required action on the part of the holder of such option, be canceled as of the first effective time, and the holder will be entitled to receive a payment in cash equal to the product of (x) the number of common shares previously subject to such option and (y) the excess, if any, of the common stock merger consideration over the exercise price of such option, without interest and less any required withholding taxes. Any option granted under the 2013 Plan that has an exercise price that equals or exceeds the common stock merger consideration will be cancelled for no consideration.

Restricted Stock Awards

        Each common share subject to vesting or other lapse restrictions under the 2013 Plan that is outstanding at the first effective time will automatically, and without any required action on the part of the holder of such restricted stock, be cancelled as of the first effective time, and the holder of such restricted stock will be entitled to receive an amount in cash equal to the product of (x) the number of such shares of restricted stock and (y) the common stock merger consideration, without interest and less any required withholding taxes.

Restricted Share Units

        Each RSU granted under the 2013 Plan that is outstanding at the first effective time will automatically, and without any required action on the part of the holder of such RSU, be cancelled as of the first effective time and the holder of such RSU will be entitled to receive an amount in cash equal to the product of (x) the number of common shares subject to such RSU immediately prior to the first effective time and (y) the common stock merger consideration, without interest and less any required withholding taxes.

Performance-Based Restricted Share Units

        Each PSU granted under the 2013 Plan that is outstanding at the first effective time, will automatically, and without any required action on the part of the holder of such PSU, be cancelled as of the first effective time and, with respect to (x) all PSUs for which the applicable performance period (including any cumulative performance period) has not ended prior to the first effective time, or (y) for which the applicable performance period has ended prior to the first effective time and the applicable performance goals and other vesting criteria were satisfied as of the end of the applicable performance period, in consideration for the cancellation of such PSU, the holder of such PSU will be entitled to receive an amount in cash equal to the product of (i) the number of common shares subject to such PSU based on the achievement of the performance goals attributable to such PSU (determined assuming achievement of 100% of target levels) and (ii) the common stock merger consideration, without interest and less any withholding taxes. All other PSUs will be cancelled for no consideration.

        The 2013 Plan will be terminated as of the first effective time.

Exchange and Payment Procedures

        Prior to the first effective time, Parent will enter into an agreement with Diligent's share registrar to act as paying agent in connection with the first merger to receive payment of the merger consideration. At or immediately prior to the first effective time, Parent will deposit with the paying agent in trust for the benefit of holders of shares, sufficient funds to immediately pay the aggregate merger consideration.

        Promptly following the closing (and in any event within three business days following the closing), the second step surviving corporation will cause to be mailed to each record holder, as of the first effective time, of (i) an outstanding certificate or certificates which immediately prior to the first effective time represented shares or (ii) shares represented by book-entry, a form of letter of transmittal and instructions for use in effecting the surrender of the certificates, or in the case of book-entry shares the surrender of such shares, for payment of the applicable merger consideration; except that (A) the letter of transmittal will be sent to a record holder only if such record holder's shares are certificated or if delivery of such letter of transmittal is required by applicable law or the paying agent's standard operating procedures in order to enable the payment of the applicable merger consideration or to effect the surrender of book-entry shares and (B) if no such letter is required to be sent to a record holder, the paying agent will promptly, following closing, proceed to arrange for the payment of the applicable merger consideration to such record holder. If a letter of transmittal was sent to a record holder, upon surrender to the paying agent of a certificate or of book-entry shares, together with a letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such certificate or book-entry shares will be entitled to receive in exchange therefor the applicable merger consideration for each share formerly represented by such certificate or book-entry shares and certificate or book-entry shares will then be cancelled.

        No interest will be paid or accrued for the benefit of holders of the certificates or book-entry shares on the merger consideration payable in respect of the certificates or book-entry shares irrespective of whether a letter of transmittal was sent to that record holder. Parent and the paying agent are entitled to deduct and withhold from the consideration otherwise payable to any former holder of shares any amount as may be required to be deducted and withheld with respect to the making of such payment under applicable tax laws.

        If any cash deposited with the paying agent is not claimed within one year following the closing, the second step surviving corporation will be entitled to require the paying agent to deliver to it any such undisbursed funds. Any stockholders who have not complied with the exchange procedures in the merger agreement thereafter will be entitled to look to Parent and the second step surviving corporation (subject to abandoned property, escheat or other similar laws) only as general creditors for payment of common stock merger consideration or preferred stock merger consideration.

        If any share certificate shall have been lost, stolen or destroyed, upon the holder's compliance with the reasonable replacement requirements established by the paying agent, including, if necessary, the making of an affidavit of the loss, theft or destruction by the person that claims such certificate to have been lost, stolen or destroyed, and/or the posting by the holder of a bond in customary amount as indemnity against any claim that may be made against it with respect to such certificate, the paying agent will deliver in exchange for the lost, stolen or destroyed certificate the applicable merger consideration.

Representations and Warranties

        The merger agreement contains representations and warranties of Diligent, Parent and the Merger Subs. Some of the representations and warranties in the merger agreement made by Diligent are qualified as to "materiality" or "Material Adverse Effect."

        For purposes of the merger agreement, "Material Adverse Effect" means, with respect to Diligent and its subsidiaries, any fact, circumstance, event, change, effect or occurrence, that, individually or in the aggregate with all other facts, circumstances, events, changes, effects and occurrences, has or would reasonably be expected to have, a material adverse effect (i) on or with respect to the business, assets, properties, results of operation or condition (financial or otherwise) of Diligent and its subsidiaries taken as a whole or (ii) on the ability of Diligent and its subsidiaries to consummate the transactions contemplated by the merger agreement, except that none of the following (by itself or when aggregated) will be deemed to be or constitute a Material Adverse Effect or will be taken into account when determining whether a Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):

  •
  changes in general economic conditions in the United States, New Zealand or any other country or region in the world, or changes in conditions in the global economy generally, which do not disproportionately affect Diligent and its subsidiaries taken as a whole relative to other companies in the industry in which Diligent or its subsidiaries operate;

  •
  changes in conditions in the financial markets, credit markets or capital markets in the United States, New Zealand or any other country or region in the world, including changes in interest rates or credit ratings in the United States, New Zealand or any other country, changes in exchange rates for the currencies of any country, or any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or New Zealand; in each case (other than with respect to changes in currency exchange rates), which do not disproportionately affect Diligent and its subsidiaries taken as a whole relative to other companies in the industry in which Diligent or its subsidiaries operate;

  •
  changes in conditions in the industries in which Diligent and its subsidiaries operate, which do not disproportionately affect Diligent and its subsidiaries taken as a whole relative to other companies in the industry in which Diligent or its subsidiaries operate;

  •
  changes in regulatory, legislative or political conditions in the United States or New Zealand, which do not disproportionately affect Diligent and its subsidiaries taken as a whole relative to other companies in the industry in which Diligent or its subsidiaries operate; geopolitical conditions, outbreaks of hostilities, acts of war, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States, New Zealand or any other country or region in the world in which Diligent or its subsidiaries conduct material business, which do not disproportionately affect Diligent and its subsidiaries taken as a whole relative to other companies in the industry in which Diligent or its subsidiaries operate;

  •
  the announcement of the merger agreement or the pendency or consummation of the transactions contemplated by the merger agreement;

  •
  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States, New Zealand or any other country or region in the world, which do not disproportionately affect Diligent and its subsidiaries taken as a whole relative to other companies in the industry in which Diligent or its subsidiaries operate;

  •
  any legal proceedings made or brought by any of the current or former stockholders of Diligent against Diligent arising from allegations of a breach of fiduciary duty relating to the merger agreement or the transactions contemplated by the merger agreement or a demand for appraisal rights in accordance with the merger agreement;

  •
  Parent's or either Merger Sub's announcement or other disclosure of its plans or intentions with respect to the conduct of the business (or any portion thereof) of Diligent or any of its subsidiaries;

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  changes or proposed changes in GAAP or other accounting standards or applicable law, in each case after the date of the merger agreement and which do not disproportionately affect Diligent and its subsidiaries taken as a whole relative to other companies in the industry in which Diligent or its subsidiaries operate;

  •
  any failure by Diligent to meet published analyst estimates or expectations of revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure to meet internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from the definition of Material Adverse Effect); and

  •
  changes in the price or trading volume of Diligent's common shares, in and of itself (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from the definition of Material Adverse Effect).

        In the merger agreement, Diligent has made customary representations and warranties to Parent and the Merger Subs that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. These representations and warranties relate to, among other things:

  •
  due organization, valid existence, good standing and corporate power and authority to conduct business with respect to Diligent and its subsidiaries;

  •
  the organizational documents of Diligent and its subsidiaries;

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  the capital structure of Diligent and the ownership and capital structure of its subsidiaries;

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  the absence of any undisclosed exchangeable security, option, warrant or other right convertible into common shares of Diligent;

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  the absence of conflicts with Diligent's organizational documents, applicable laws and Diligent's contracts or the resulting creation of any lien upon Diligent's assets due to the performance of the merger agreement;

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  the necessary approval of the Board;

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  required consents, approvals and regulatory filings in connection with the merger agreement and performance thereof;

  •
  compliance with laws and permits;

  •
  the accuracy of Diligent's SEC filings and financial statements and compliance with applicable NZX Rules;

  •
  disclosure controls and procedures and internal controls over financial reporting;

  •
  the absence of specified undisclosed liabilities;

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  since September 30, 2015, the conduct of the business of Diligent and its subsidiaries in the ordinary course consistent with past practice and the absence of any Material Adverse Effect;

  •
  the absence of litigation;

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  employee benefit plans;

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  labor and employment matters;

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  insurance matters;

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  title to assets and real properties;

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  tax matters;

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  the accuracy of the information provided by Diligent in this proxy statement;

  •
  the rendering of Jefferies' fairness opinion to the Board;

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  payment of fees to brokers in connection with the merger agreement;

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  trademarks, patents, copyrights and other intellectual property matters;

  •
  material contracts of Diligent and its subsidiaries;

  •
  the necessary vote of stockholders in connection with the merger agreement;

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  the inapplicability of anti-takeover statutes to the merger;

  •
  the absence of certain interested party transactions;

  •
  data privacy and security matters;

  •
  export controls matters and compliance with anti-bribery, anti-corruption and anti-money laundering laws; and

  •
  powers or attorney or agency authority granted by Diligent.

        In the merger agreement, Parent and the Merger Subs have made customary representations and warranties to Diligent that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. These representations and warranties relate to, among other things:

  •
  due organization, good standing and authority and qualification to conduct business with respect to Parent and the Merger Subs;

  •
  the absence of conflicts with Parent's or the Merger Subs' organizational documents, applicable laws and Parent's or the Merger Subs' contracts or the resulting creation of any lien upon Parent's or the Merger Subs' assets due to the performance of the merger agreement;

  •
  consents and regulatory filings required in connection with the merger agreement;

  •
  the absence of litigation;

  •
  the accuracy of the information to be provided by Parent and the Merger Subs for inclusion in this proxy statement;

  •
  payment of fees to brokers in connection with the merger agreement;

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  matters with respect to Parent's financing and sufficiency of funds;

  •
  operations and ownership of Parent and the Merger Subs;

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  ownership by Parent and the Merger Subs of capital stock of Diligent;

  •
  the absence of certain interested party transactions;

  •
  delivery and enforceability of the limited guarantees;

  •
  the necessary vote of the stockholders of Parent and the Merger Subs in connection with the merger agreement;

  •
  the solvency of the second step surviving corporation and its subsidiaries following the closing of the transactions contemplated by the merger agreement; and

  •
  the exclusivity and terms of the representations and warranties made by Diligent.

        The representations and warranties contained in the merger agreement will not survive the consummation of the merger.

Conduct of Business Pending the Merger

        The merger agreement provides that, except as expressly contemplated or required by the merger agreement, disclosed in the confidential disclosure schedules to the merger agreement, as required by law, or unless Parent otherwise consents in writing (which approval will not be unreasonably withheld, conditioned or delayed), during the period of time between the date of the signing of the merger agreement and the first effective time, Diligent will, and will cause its subsidiaries to:

  •
  conduct the business of Diligent and its subsidiaries in its ordinary course of business, and

  •
  use commercially reasonable efforts to preserve substantially intact its business organization and material business relationships.

        In addition, Diligent has also agreed that, except as expressly contemplated or required by the merger agreement, disclosed in the confidential disclosure schedules to the merger agreement, as required by law, or unless Parent otherwise consents in writing (which approval will not be unreasonably withheld, conditioned or delayed), during the period of time between the date of the signing of the merger agreement and the first effective time, Diligent will not, and will cause its subsidiaries not to (subject to specified exceptions):

  •
  amend its certificate of incorporation, bylaws or any similar governing instruments;

  •
  issue, grant, deliver, sell, pledge, dispose of or encumber any shares of capital stock, ownership interests or voting securities, or any options, warrants, convertible securities or other rights of any kind to acquire or receive any shares of capital stock, any other ownership interests or any voting securities of Diligent or any of its subsidiaries;

  •
  declare, set aside, make or pay any dividend or other distribution;

  •
  reclassify, combine, split, subdivide, redeem, purchase or otherwise acquire any shares of capital stock of Diligent;

  •
  reclassify, combine, split or subdivide any capital stock or other ownership interests of any of Diligent's subsidiaries;

  •
  make any acquisition of or investments in any material assets, securities, properties, interests or businesses, other than data center or other information technology assets acquired in the ordinary course of business not to exceed US$500,000 in the aggregate;

  •
  merge, consolidate or reorganize with, acquire or enter into any other business combination with any corporation, partnership or other business organization or division thereof, or enter into any negotiations, discussions or agreement for such purpose;

  •
  form any subsidiary;

  •
  sell, lease, license, assign, transfer or otherwise dispose of or create or incur any lien on any material assets, other than sales or dispositions of equipment and/or inventory in the ordinary course of business or non-exclusive licenses in the ordinary course of business consistent with past practice;

  •
  other than customer contracts entered into in the ordinary course of business, enter into any material contract or amend in any material respect, violate or terminate any material contract;

  •
  authorize or make any capital expenditures exceeding US$200,000 individually or US$1,000,000 in the aggregate;

  •
  incur, or modify in any material respect in a manner adverse to Diligent, the terms of any indebtedness;

  •
  assume, guarantee or endorse, or otherwise become responsible for, the obligations of any person;

  •
  make loans, advances or capital contributions to any other person;

  •
  increase the compensation, bonus or fringe or other benefits of any directors, officers or employees;

  •
  grant or increase any severance or termination pay;

  •
  enter into any employment, consulting or severance agreement or arrangement with any present or former directors, officers or other employees, other than ordinary course offers of employment;

  •
  establish, adopt, enter into, amend or terminate any incentive plan;

  •
  enter into any collective bargaining agreement;

  •
  make any loan to, or enter into any other transaction with, any employee, or forgive or discharge in whole or in part any outstanding loans or advances to any employees;

  •
  terminate without "cause" any employee with annual compensation in excess of US$175,000;

  •
  hire or engage any new employee or independent contractor with annual compensation in excess of US$150,000;

  •
  make any material change in any accounting principles, except as required by accounting rules, GAAP or other regulatory requirements;

  •
  other than as required by applicable law, make any material tax election, change any material method of accounting, settle or compromise any tax claim, amend any tax return, change any annual tax accounting period, enter into any tax closing agreement, surrender any right to claim a tax refund, or extend the statute of limitations with any tax authority;

  •
  commence, settle, terminate, waive or compromise any threatened, pending or completed claim, action, suit, proceeding or investigation, except for settlements or compromises providing solely for a monetary payment that does not exceed US$100,000 individually or US$500,000 in the aggregate and that are not related to the transactions contemplated by the merger agreement;

  •
  enter into, materially amend, renew, terminate, or otherwise materially modify any real property lease, or request, decline, or grant any material option under any real property lease;

  •
  materially amend, modify or make any changes in standardized or other sales terms and conditions;

  •
  materially amend, modify, terminate or make any changes to coverage levels of any insurance policy; or

  •
  agree to take any of the foregoing actions.

Acquisition Proposals

        Diligent has agreed not to, and to cause its subsidiaries not to, and has agreed not to authorize or permit any of its or its subsidiaries' representatives to:

  •
  directly or indirectly, initiate, solicit or knowingly encourage any inquiries with respect to, or the making of, any acquisition proposal (as defined below);

  •
  engage in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any person relating to an acquisition proposal;

  •
  approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any acquisition proposal;

  •
  execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to any acquisition proposal; or

  •
  agree to take any of the actions prohibited under the foregoing bullet points.

        In addition, Diligent agreed to, and to cause each of its subsidiaries to and to instruct its and their representatives to, (i) immediately cease any and all existing activities, solicitations, discussions or negotiations with any person, (ii) take such action as is necessary to enforce any confidentiality provisions or provisions of similar effect to which Diligent or any of its subsidiaries is a party or are beneficiary and (iii) not terminate, waive, amend, release or modify any provision of any standstill agreement (including any standstill provision contained in any confidentiality or other agreement) to which Diligent or any of its affiliates or representatives is a party, unless, solely with respect to clause (iii), the Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board under applicable law.

        Notwithstanding the restrictions described above, prior to the adoption of the merger agreement by Diligent's stockholders, Diligent may (i) provide information in response to a request by a person or group who has made a bona fide unsolicited written acquisition proposal after the date of the merger agreement (it being understood that such person or group may have engaged in discussions with Diligent prior to the date of the merger agreement and may submit an unsolicited acquisition proposal following the date of the merger agreement) not resulting from a breach of the restrictions described above and the Board receives from such person an executed confidentiality agreement on terms no less favorable to Diligent than those contained in Diligent's confidentiality agreement with Parent, and (ii) contact and engage in negotiations or discussions with any person or group and their representatives who has made an unsolicited acquisition proposal (it being understood that such person or group may have engaged in discussions with Diligent prior to the date of the merger agreement and may submit an unsolicited acquisition proposal following the date of the merger agreement) not resulting from a breach of the restrictions described above, if, in each case, the Board determines in good faith after consultation with its outside legal counsel and financial advisors (A) that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board under applicable law and (B) that such acquisition proposal, constitutes or could reasonably be expected to result in, a superior proposal (as defined below).

        For purposes of this proxy statement and the merger agreement:

        "Acquisition proposal" means:

  •
  any inquiry, proposal or offer from any person or group of persons (other than Parent, the Merger Subs or their respective affiliates) relating to any direct or indirect acquisition or purchase of a business that constitutes 20% or more of the net revenues, net income or assets of Diligent and its subsidiaries, taken as a whole, or 20% or more of any class or series of Diligent's securities;

  •
  any tender offer or exchange offer that if consummated would result in any person or group of persons beneficially owning 20% or more of any class or series of capital stock of Diligent; or

  •
  any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving Diligent (or any subsidiary or subsidiaries of Diligent whose business constitutes 20% or more of the net revenues, net income or assets of Diligent and its subsidiaries, taken as a whole).

        "Superior proposal" means a bona fide written acquisition proposal on its most recently amended or modified terms involving (i) assets that generate more than 50% of the consolidated total revenues, (ii) assets that constitute more than 50% of the consolidated total assets of Diligent and its subsidiaries or (iii) more than 50% of the total voting power of the equity securities of Diligent, in each case, that the Board in good faith determines (after consultation with its outside legal advisors and financial advisors) would, if consummated, result in a transaction that is more favorable from a financial point of view to Diligent's stockholders than the transactions contemplated by the merger agreement, after taking into account all such factors and matters deemed relevant in good faith by the Board, including legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory, timing or other aspects of such proposal and the transactions contemplated by the merger agreement.

Adverse Recommendation Change

        As described above, and subject to the provisions described below, the Board has made the recommendation that the holders of common shares and preferred shares vote "FOR" the proposal to adopt the merger agreement, which we refer to as the "Diligent recommendation." The merger agreement provides that the Board will not effect an adverse recommendation change (as defined below) except as described below.

        Prior to the adoption of the merger agreement by Diligent stockholders, the Board may not (with any action described in the following being referred to as an "adverse recommendation change"):

  •
  withhold, withdraw or modify, or propose to withhold, withdraw or modify, in any manner adverse to Parent or each Merger Sub, the Diligent recommendation;

  •
  approve, recommend, endorse or otherwise declare advisable, or publicly propose to approve, recommend, endorse or otherwise declare advisable, an acquisition proposal;

  •
  fail to include the Diligent recommendation in this proxy statement; or

  •
  fail to publicly recommend against any acquisition proposal (including by taking no position with respect to the acceptance of such acquisition proposal by Diligent's stockholders, which will constitute a failure to recommend against such acquisition proposal), or to publicly re-affirm the Diligent recommendation, in each case, within five business days following an acquisition proposal that has been publicly announced (or such fewer number of days as remain before the stockholders meeting, as it may be adjourned or postponed in accordance with the merger agreement).

        Notwithstanding the restrictions described above, before the adoption of the merger agreement by Diligent's stockholders:

  •
  if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, in response to a bona fide written acquisition proposal, that such proposal is a superior proposal and the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board under applicable law, Diligent or the Board may effect an adverse recommendation change and terminate the merger agreement in order to enter into a definitive agreement with respect to such bona fide written acquisition proposal; or

  •
  other than in connection with an acquisition proposal that constitutes a superior proposal as provided in the above bullet point, the Board may only effect an adverse recommendation change in response to any intervening event (as defined below), if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action is inconsistent with the fiduciary duties of the Board under applicable law.

        The Board may only effect an adverse recommendation change for an intervening event if:

  •
  Diligent provides Parent with three business days' written notice that the Board intends to effect an adverse recommendation change, specifying in reasonable detail the reasons for such adverse recommendation change;

  •
  during such three business day period, if requested by Parent, Diligent engages in good faith negotiations with Parent to amend the terms of the merger agreement in a manner that obviates the need to effect an adverse recommendation change; and

  •
  Diligent has complied with its obligations in the merger agreement with respect to such intervening event.

        Under the merger agreement, an "intervening event" means any event or development or material change in circumstances with respect to, and specific to, Diligent that materially improves the business, assets, or operations of Diligent and (i) was not actually known to, or reasonably expected by, the Board as of the date of the merger agreement; (ii) becomes known to the Board before the required vote of Diligent's stockholders is obtained; and (iii) does not relate to any acquisition proposal, except that any change in the market price or trading volume of Diligent's common shares will not constitute an intervening event (it being understood that the facts giving rise or contributing to such change may be deemed to constitute, or be taken into account in determining whether there is, an intervening event).

        In addition, the Board may only effect an adverse recommendation change or terminate the merger agreement in response to a bona fide acquisition proposal that the Board has concluded in good faith (after consultation with its financial advisors and outside legal counsel) is a superior proposal if:

  •
  Diligent provides Parent with three business days' written notice that the Board intends to effect an adverse recommendation change, specifying the material terms and conditions of the superior proposal;

  •
  during such three business day period (or a subsequent two business day period, in the event of any material amendment to the amount or form of consideration in connection with the acquisition proposal), Diligent engages in good faith negotiations with Parent to make such adjustments to the terms and conditions of the merger agreement such that the applicable acquisition proposal would no longer constitute a superior proposal;

  •
  concurrently with any such termination, Diligent pays to Parent the termination fee and enters into a definitive agreement with respect to such superior proposal; and

  •
  Diligent has complied with its obligations in the merger agreement with respect to notifying and keeping Parent reasonably informed regarding acquisition proposals and intervening events.

Employee Benefits

        Parent has agreed to, or to cause the second step surviving corporation to, or, where approval of a third party provider is required, use commercially reasonable efforts to, give continuing Diligent employees full credit for all service with Diligent before the first effective time for eligibility and vesting and benefit accruals (but not for purposes of benefit accruals under any defined benefit pension plans, to the extent that it would result in duplication of benefits or for purposes of eligibility or benefits under any post termination welfare benefits) under any employee compensation and incentive plans, benefit (including vacation) plans, programs, policies and arrangements of Parent and its subsidiaries in which such employees participate from and after the closing.

Efforts to Close the Merger

        Under the merger agreement, Parent, the Merger Subs and Diligent agreed to use best efforts to (and, in the case of Parent, to cause each member of the Parent group to) take all actions, do all things and assist and cooperate with the other parties, in each case as necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective the merger.

Indemnification and Insurance

        In addition, the merger agreement provides that, from the closing through the sixth anniversary on the date on which the closing occurs, to the fullest extent permitted by law, Parent must cause the second step surviving corporation to indemnify and hold harmless each current and former director and officer of Diligent and its subsidiaries (whom we refer to as "indemnified parties") against all claims, losses, liabilities, damages, inquiries, fines and reasonable fees, costs and expenses (including attorneys' fees and disbursements) incurred in connection with any threatened, pending or completed claim, action, suit, proceeding or investigation, which we refer to as a "proceeding," whether civil, criminal, administrative or investigative, to which an indemnified party is a party or with respect to which an indemnified party is otherwise involved (including as a witness), arising out of or pertaining to the fact that the indemnified party is or was an officer, director, employee, fiduciary or agent of Diligent or any of its subsidiaries (including any proceeding arising out of or pertaining to the merger agreement and the transactions and actions contemplated by the merger agreement), whether such proceeding is commenced, or any claim or matter therein is asserted or claimed, prior to, at or after the first effective time.

        In the event of any proceeding, (x) neither Parent nor the second step surviving corporation may settle, compromise or consent to the entry of any judgment in any proceeding in which indemnification could be sought by an indemnified party (which term will include only those persons who are officers or directors of Diligent or any of its subsidiaries as of the date of the merger agreement), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such action, suit, proceeding, investigation or claim or such indemnified party otherwise consents, and (y) the second step surviving corporation must cooperate in the defense of any such matter.

        The certificate of incorporation and bylaws of the second step surviving corporation will contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former and present directors, officers and employees than those set forth in Diligent's certificate of incorporation and bylaws on date of the merger agreement, and those provisions may not be amended, repealed or otherwise modified for a period of six years from the closing in any manner that would adversely affect the rights of those individuals.

        Prior to the first effective time, Diligent is required to purchase a six year prepaid "tail" policy on terms and conditions, in both amount and scope, providing substantially equivalent benefits as the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by Diligent and its subsidiaries with respect to matters arising on or before the first effective time, covering without limitation, the transactions contemplated by the merger agreement, except that that the premium amount to be paid for such "tail policy" must not exceed 200% of the amount paid by Diligent for coverage in its last full fiscal year.

        For more information, please refer to the section of this proxy statement captioned "The Merger—Interests of Diligent's Directors and Executive Officers in the Merger" beginning on page 61.

Other Covenants

Stockholders Meeting

        Diligent has agreed to take all necessary action to duly call, give notice of, convene and hold a special meeting of Diligent's stockholders as soon as reasonably practicable after the date of the merger agreement for the purpose of voting upon the adoption of the merger agreement. Diligent has also agreed to, subject to the terms of the non-solicitation provisions of the merger agreement as described in "—Acquisition Proposals" beginning on page 96, to use its reasonable best efforts to obtain the required vote from Diligent's stockholders, including using reasonable best efforts to solicit proxies from Diligent's stockholders.

Resignation of Directors

        Diligent has agreed to deliver to Parent evidence of the resignation of all of Diligent's directors and, as specified by Parent reasonably in advance of the closing, all of the directors of each subsidiary of Diligent. Such resignations will be effective at the first effective time.

Access to Information; Confidentiality

        The merger agreement requires Diligent to afford to Parent and its representatives reasonable access, at all reasonable business hours, to its officers, employees, properties, offices, and other facilities and to all books and records and furnish Parent with all financial, operating and other data and information as Parent, through its representatives, may reasonably request in writing, unless such access or disclosure would, in the opinion of counsel, reasonably be expected to result in the waiver of any attorney-client privilege or contravene any applicable law. Parent and the Merger Subs are required to hold and treat, and are required to cause their respective representatives to hold and treat, all information received from Diligent and its representatives in accordance with the terms of the confidentiality agreement between an affiliate of Insight and Diligent.

Stockholder Litigation

        The merger agreement requires that each of Diligent and Parent give prompt notice and keep the other party informed of, and consult and cooperate with the other party in connection with, any stockholder litigation or claim against such party and/or its directors or officers relating to the merger. Diligent may not settle any such litigation without Parent's prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).

Other Covenants

        The merger agreement contains additional agreements between Diligent, Parent and the Merger Subs relating to, among other matters:

  •
  the filing of this proxy statement with the SEC (and cooperation in response to any comments from the SEC with respect to this proxy statement);

  •
  antitakeover statutes or regulations that may become applicable to the transactions contemplated by the merger agreement;

  •
  the coordination of press releases and other public announcements or filings relating to the transactions contemplated by the merger agreement; and

  •
  actions to cause the disposition of equity securities of Diligent held by each individual who is a director or officer of Diligent pursuant to the transactions contemplated by the merger agreement to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

Conditions to the Closing of the Merger

        The obligation of Parent and the Merger Subs, on the one hand, and Diligent, on the other hand, to consummate the first merger is subject to the satisfaction of each of the following conditions:

  •
  the adoption of the merger agreement by the required vote of Diligent's stockholders;

  •
  the absence of any order or law of any governmental entity that prohibits, restrains or enjoins the consummation of the merger;

  •
  the (i) expiration or termination of the applicable waiting period under the HSR Act; and (ii) the Treasurer of the Commonwealth of Australia having either (A) notified Parent and Merger Sub II in writing that the Commonwealth Government has no objection to the first merger and the second merger, or (B) ceased to be empowered to make an order or decision under Division 2 of Part 3 of the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth) in respect of the first merger and the second merger; and

  •
  at the close of trading on the day immediately prior to the first effective time, Diligent will be delisted from the NZX Main Board.

        In addition, the obligations of Parent and the Merger Subs to consummate the merger are subject to the satisfaction (or waiver by Parent) of each of the following additional conditions:

  •
  the representations and warranties of Diligent relating to capital stock (including equity awards) being true and correct as of the date of the merger agreement and as of the first effective time with the same force and effect as if made on and as the first effective time (except that those representations and warranties which address matters only as of a particular date will be true and correct as of such particular date), except where failure of such representations and warranties to be so true and correct are de minimis;

  •
  the representations and warranties of Diligent relating to organization, qualification, organizational documents, corporate authority, the absence of a Material Adverse Effect since September 30, 2015, the absence of brokers' fees, the required vote of Diligent's stockholders and the applicability of certain anti-takeover statutes being true and correct as of the date of the merger agreement and as of the first effective time with the same force and effect as if made on and as the first effective time (except that those representations and warranties which address matters only as of a particular date will be true and correct as of such particular date);

  •
  the other representations and warranties of Diligent in the merger agreement being true and correct as of the date of the merger agreement and as of the first effective time, except, (i) that those representations and warranties which address matters only as of a particular date will be true and correct as of such particular date and (ii) where the failure to be so true and correct (without regard to any Material Adverse Effect or other materiality qualifications) would not, individually or in the aggregate with the failure of other representations or warranties to be true and correct, have a Material Adverse Effect;

  •
  Diligent having performed in all material respects all obligations required to be performed by it under the merger agreement at or before the first effective time;

  •
  there shall not have been a Material Adverse Effect since the date of the merger agreement;

  •
  the receipt by Parent of (i) a certificate of the Chief Executive Officer or Chief Financial Officer of Diligent certifying that the conditions set described in the first four bullets above have been satisfied, (ii) certified copies of resolutions of the Board authorizing the entry into and performance of the merger agreement, the other transaction agreements and the transactions contemplated by the merger agreement, and (iii) the resignation letters of Diligent's and its subsidiaries' directors as described in "—Resignation of Directors" beginning on page 100.

        Solely for the purposes of the first bullet point above, if one or more inaccuracies in or breaches of the representations and warranties relating to capital stock (including equity awards) would cause the aggregate amount required to be paid by Parent or the Merger Subs to Diligent's stockholders and equity-award holders under the merger agreement to increase by more than US$2,000,000, such inaccuracy or inaccuracies will be considered more than de minimis. If such increase is more than US$2,000,000 but less than US$5,000,000, the common stock merger consideration will be reduced on a pro rata basis such that the aggregate amount required to be paid by Parent or the Merger Subs to Diligent's stockholders and equity-award holders under the merger agreement will not increase by US$2,000,000 or more, upon which such condition will then be deemed to have been satisfied. However, if such increase is equal to or more than US$5,000,000, no such adjustment to the common stock merger consideration will be made and such condition will be deemed not to have been satisfied.

        In addition, the obligation of Diligent to consummate the first merger is subject to the satisfaction (or waiver by Diligent) of each of the following additional conditions:

  •
  the representations and warranties of Parent and each Merger Sub in the merger agreement being true and correct (without giving effect to any materiality qualifications) as of the date of the merger agreement and as of the first effective time with the same force and effect as if made on and as of the first effective time (unless any such representation or warranty is made only as of a specific date, in which event such representation and warranty will be true and correct as of such specified date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent's or either Merger Subs' ability to consummate the transactions contemplated by the merger agreement;

  •
  each of Parent and the Merger Subs having performed in all material respects all obligations required to be performed by them under the merger agreement at or before the first effective time; and

  •
  the receipt by Diligent of a certificate of the Chief Executive Officer or other senior executive officer of Parent certifying that the conditions described in the preceding two bullets have been satisfied.

        There are no conditions to the second merger, except that the first merger must have occurred.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the first effective time, whether before or after the adoption of the merger agreement by Diligent stockholders, in the following ways:

  •
  by mutual written agreement of Diligent, Parent and the Merger Subs;

  •
  by either Diligent or Parent if:

  •
  a court or other governmental entity located or having jurisdiction within the United States, Australia or New Zealand has issued a final and nonappealable order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the merger (provided that the party seeking to terminate the merger agreement pursuant to this provision must have used its best efforts to prevent, oppose and remove such restraint, injunction or other prohibition);

  •
  the first merger has not occurred by June 13, 2016, which we refer to as the "outside date" (except that the right to terminate the merger agreement pursuant to this provision will not be available to any party whose action or failure to perform its obligations under the merger agreement has been the primary cause of, or resulted in, the closing of the first merger not having occurred on or before the outside date and such action or failure to perform constitutes a material breach of the merger agreement); or

  •
  Diligent's stockholders fail to adopt the merger agreement at the special meeting or any adjournment or postponement thereof;

  •
  by Diligent if:

  •
  Parent or either Merger Sub has breached any of its representations, warranties, covenants or other agreements set forth in the merger agreement such that the closing conditions are not satisfied, and such breach is not cured within 20 days after Diligent's delivery of notice of such breach or is not capable of being cured before the outside date (except that Diligent will not have the right to terminate the merger agreement pursuant to this provision if Diligent is then in material breach of its representations, warranties, covenants or agreements under the merger agreement such that certain closing conditions would not be satisfied);

    •
    in order to accept a superior proposal prior to obtaining stockholder approval of the proposal to adopt the merger agreement, subject to Diligent paying to Parent a termination fee of US$19,463,000; or

    •
    all of the closing conditions have been satisfied on the date the closing should have occurred (see "—Conditions to the Closing of the Merger" beginning on page 101), Diligent has irrevocably confirmed to Parent in writing that it stands ready, willing and able to close the merger and the other transactions contemplated by the merger agreement, and that Diligent is prepared to take such actions within its control to cause the closing to occur and Parent and the Merger Subs do not complete the merger by the third business day after receipt of the above written confirmation and Diligent was prepared to take such actions within its control to cause the closing to occur on the date such written confirmation was delivered and on each business day of such three business day period;

  •
  by Parent if:

  •
  Diligent has breached any of its representations, warranties, covenants or other agreements set forth in the merger agreement such that the closing conditions are not satisfied, and such breach is not cured within 20 days after Parent's delivery of notice of such breach or is not capable of being cured before the outside date (except that Parent will not have the right to terminate the merger agreement pursuant to this provision if Parent is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement such that certain closing conditions would not be satisfied);

  •
  the Board has made an adverse recommendation change, or has approved, recommended or entered into a definitive written agreement with respect to an acquisition proposal, whether or not permitted by the acquisition proposal provisions contained in the merger agreement; or

  •
  Diligent has materially breached its obligations relating to acquisition proposals contained in the merger agreement.

        In the event that the merger agreement is terminated pursuant to the termination rights above, the merger agreement will be of no further force or effect without liability of any party to the other parties, as applicable, except certain sections of the merger agreement will survive the termination of the merger agreement in accordance with their respective terms, including terms relating to termination fees and reimbursement of expenses, public announcements, indemnification in connection with the debt financing and confidentiality, provided that, subject to the terms of the merger agreement, nothing in the merger agreement will relieve any party from any liability for any intentional material breach of the merger agreement prior to termination. In addition, no termination of the merger agreement will affect the rights or obligations of any party pursuant to the confidentiality agreement between an affiliate of Insight and Diligent or the limited guarantees, which rights, obligations and agreements will survive the termination of the merger agreement in accordance with their respective terms.

Termination Fees and Expense Reimbursement

        If the merger agreement is terminated in specified circumstances, Diligent has agreed to pay Parent a termination fee of US$19,463,000. Diligent has obtained a waiver from NZX Rule 4.2.1, dated February 12, 2016 (available on NZX's website at https://www.nzx.com/markets/NZSX/securities/DIL/announcements), to permit the inclusion of provisions relating to this termination fee in the merger agreement.

        Parent will be entitled to receive the termination fee from Diligent if the merger agreement is terminated:

  •
  by Diligent, in order to accept a superior proposal prior to obtaining stockholder approval of the proposal to adopt the merger agreement;

  •
  by Parent, if the Board has made an adverse recommendation change or has approved, recommended or entered into a definitive written agreement with respect to an acquisition proposal (excluding a confidentiality agreement permitted by the acquisition proposal provisions of the merger agreement) (or the Board has resolved to do any of the foregoing), whether or not permitted by the acquisition proposal provisions of the merger agreement;

  •
  by Parent, if Diligent has materially breached the acquisition proposal provisions of the merger agreement;

  •
  by Parent because Diligent has materially breached its obligations in the merger agreement with respect to (i) holding the special meeting of stockholders to vote on the adoption of the merger agreement or (ii) the preparation and filing of this proxy statement or any other document required to be filed with the SEC or the NZX in connection with the merger; or

  •
  (1)(a) by either Parent or Diligent because (i) the first effective time has not occurred by the outside date, the stockholders meeting has not occurred at or prior to the time of termination and there is no injunction, order, ruling, decree, judgment or similar order by any governmental entity of competent jurisdiction which prevented the stockholders meeting from having occurred at or prior to the outside date; or (ii) the stockholders fail to adopt the merger agreement at the special meeting; or (b) by Parent because Diligent has breached any of its representations, warranties, covenants or agreements in the merger agreement such that the closing conditions are not satisfied, and such breach is not cured within 20 days after Parent's delivery of notice of such breach or is not capable of being cured before the outside date (other than in cases where the termination fee is payable pursuant to the immediately preceding bullet), (2) at or prior to the time of the stockholders meeting or the relevant termination event there has been publicly disclosed or announced an acquisition proposal and not withdrawn prior to the stockholders meeting or the relevant termination event and (3) Diligent enters into a definitive agreement with respect to, or consummates, any acquisition proposal within 12 months of such termination (provided that for purposes of this termination fee, all references to "20%" in the definition of "acquisition proposal" are deemed to be references to "50%").

        If the merger agreement is terminated by Parent as a result of a breach by Diligent of its representations, warranties, covenants or agreements such that the closing conditions are not satisfied and such breach is not cured within 20 days after Parent's delivery of notice of such breach or is not capable of being cured before the outside date, or terminated by either Parent or Diligent because the stockholders of Diligent fail to adopt the merger agreement at the special meeting, Diligent will be required to pay the reasonable out of pocket expenses of Parent up to US$7,500,000 and up to US$5,000,000, respectively (which payment will reduce any termination fee payable by Diligent).

        If the merger agreement is terminated in specified circumstances, Parent has agreed to pay Diligent a termination fee of US$33,365,000, which we refer to as the "Parent termination fee."

        Diligent will be entitled to receive the Parent termination fee from Parent if the merger agreement is terminated:

  •
  by Diligent because the Parent or the Merger Subs breached their respective representations, warranties, covenants or agreements such that the closing conditions are not satisfied and such breach is not cured within 20 days after Diligent's delivery of notice of such breach or is not capable of being cured before the outside date;

  •
  by Diligent if all of the closing conditions have been satisfied on the date the closing should have occurred (see "—Conditions to Closing of the Merger" beginning on page 101), Diligent has irrevocably confirmed to Parent in writing that it stands ready, willing and able to close the merger and the other transactions contemplated by the merger agreement, and that Diligent is prepared to take such actions within its control to cause the closing to occur and Parent and the Merger Subs do not complete the merger by the third business day after receipt of the above written confirmation and Diligent was prepared to take such actions within its control to cause the closing to occur on the date such written confirmation was delivered and on each business day of such three business day period; or

  •
  by Diligent or Parent because the first merger has not occurred by June 13, 2016, if, at the time of such termination, Diligent would have been able to terminate the merger agreement as contemplated by either of the two items described immediately above.

Specific Performance

        Prior to a valid termination of the merger agreement, Parent, the Merger Subs and Diligent are entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the merger agreement and to enforce specifically the terms of the merger agreement, including the right of Diligent to cause Parent and the Merger Subs to fully enforce the equity commitment letters against the guarantors to the fullest extent permitted under the merger agreement and the equity commitment letters and subject to the terms of the merger agreement the terms of the debt commitment letter against the debt financing sources to the fullest extent permissible under the debt commitment letter.

        Diligent shall have the right to an injunction, specific performance or other equitable remedies in connection with enforcing Parent's and the Merger Subs' obligations to consummate the merger and cause the equity financing to be funded to fund the merger only in the event that each of the following conditions has been satisfied: (A) the marketing period has ended and the conditions to Parent's obligations to effect the first merger have been satisfied (other than those conditions that by their terms are to be satisfied at closing, provided that each such condition is capable of being satisfied at closing) or waived at the time the closing would have occurred but for the failure of the funding to be funded, (B) the debt financing has been funded in accordance with the terms thereof or the financing sources have confirmed in writing that it will be funded in accordance with the terms thereof at the closing if the equity financing is funded and (C) Diligent has irrevocably confirmed in writing to Parent that (x) all conditions to Diligent's obligations to consummate the closing set forth in the merger agreement have been satisfied or waived (other than those conditions that by their terms are to be satisfied at closing, provided that each such condition is capable of being satisfied at closing) and (y) if specific performance is granted and the financing is funded, then the closing will occur.

Limitations of Liability

        Except for an order of specific performance as and only to the extent expressly permitted by the merger agreement, Diligent's right to receive the Parent termination fee when payable pursuant to the merger agreement, and Diligent's right to seek damages following termination for any liability for intentional material breach (solely against Parent and each Merger Sub and the guarantors to the extent provided in the guarantees, to the extent permitted by the merger agreement), shall constitute the sole and exclusive remedy of Diligent and its subsidiaries against Parent, the Merger Subs, the guarantors, Parent's financing sources or any of their respective former, current or future general or limited partners, stockholders, equity holders, controlling person, members, managers, agents, representatives, affiliates or assignees (which we refer to collectively, as the "Parent related parties") for all losses or damages suffered as a result of the failure of the transactions contemplated by the merger agreement to be consummated (for any reason or for no reason or otherwise) or for a breach or failure to perform under the merger agreement or under the limited guarantees, the commitment letters, any certificate or other document delivered in connection with the merger agreement or therewith or otherwise or in respect of any oral representation made or alleged to have been made in connection with the merger agreement or therewith. Under no circumstances will Diligent be entitled to and in no event may Diligent seek to recover monetary damages from any Parent related party (other than Parent) and in no event shall such amount recovered from Parent be in excess of the amount equal to the Parent termination fee.

Fees and Expenses

        Except as otherwise provided in the merger agreement, each party shall bear its own expenses incurred in connection with the merger and the other transactions contemplated by the merger agreement.

Amendment; Waiver

        The merger agreement may be amended in writing at any time before the first effective time, whether before or after adoption of the merger agreement by stockholders of Diligent. However, after adoption of the merger agreement by stockholders, no amendment which by law or in accordance with NZX Rules requires further approval by stockholders of Diligent may be made without such approval; except that the amendment, waiver or modification of certain sections of the merger agreement, to the extent such amendment, waiver or modification would materially and adversely affect the rights of a debt financing source, must also be approved by written consent of such debt financing source (or by the party to the debt commitment letter (or any debt document resulting therefrom) affiliated with such debt financing source).

        At any time before the first effective time, subject to the consent rights of the debt financing sources described above, any party to the merger agreement may, in a writing signed by the party against whom the waiver is to be effective, (i) extend the time for the performance of any of the obligations or other acts of the other parties contained in the merger agreement, (ii) waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement and (iii) subject to applicable law, waive compliance with any of the agreements or conditions contained in the merger agreement.

Governing Law

        The merger agreement is governed by Delaware law.

Stockholder Resolution

        Accordingly, we are seeking approval of the following resolution at the special meeting:

          "RESOLVED, that the stockholders of Diligent Corporation adopt the Agreement and Plan of Merger, dated February 12, 2016, as it may be amended from time to time (referred to as the merger agreement), by and among Diligent Corporation, Diamond Parent Holdings, Corp., Diamond Merger Sub I, Corp. and Diamond Merger Sub II, Corp. and approve the entry into the transactions contemplated by the merger agreement for the purposes of NZX Rules 9.1.1 and 9.2.1."

The Board unanimously recommends that you vote "FOR" this proposal.

 PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING

        We are asking you to approve a proposal to adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If stockholders approve the adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including solicitation proxies from stockholders that have previously returned properly executed proxies voting against adoption of the merger agreement. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement. Additionally, we may seek to adjourn the special meeting if a quorum is not present or otherwise at the discretion of the chairman of the special meeting.

        Accordingly, we are seeking approval of the following resolution at the special meeting:

        "RESOLVED, that the stockholders of Diligent Corporation approve any proposal to adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting."

The Board unanimously recommends that you vote "FOR" this proposal.

 MARKET PRICES AND DIVIDEND DATA

        Our common shares currently trade on NZX Main Board under the symbol "DIL."

        Our common shares also trade periodically on the OTCBB under the symbol "DLBDF." Trading in stocks quoted on the OTCBB is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated to a company's operations or business prospects. OTCBB securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTCBB securities transactions are conducted through a telephone and computer network connecting dealers in stocks.

        We have not paid any dividends on our common shares within the past two fiscal years or during the current fiscal year.

        The following table shows the high and low sales prices for our common shares on the NZX Main Board in New Zealand dollars:

	Common Share Prices
	High		Low
Fiscal Year 2016—Quarter Ended
March 31, 2016 (through March 11, 2016)	NZ$	7.24	NZ$	5.60
Fiscal Year 2015—Quarter Ended
March 31, 2015	NZ$	6.40	NZ$	5.21
June 30, 2015	NZ$	5.90	NZ$	5.20
September 30, 2015	NZ$	5.87	NZ$	4.82
December 31, 2015	NZ$	6.20	NZ$	5.15
Fiscal Year 2014—Quarter Ended
March 31, 2014	NZ$	5.10	NZ$	3.91
June 30, 2014	NZ$	4.75	NZ$	3.84
September 30, 2014	NZ$	4.80	NZ$	3.85
December 31, 2014	NZ$	5.50	NZ$	4.25

        On March 11, 2016, the latest practicable trading day before the printing of this proxy statement, the closing price for our common shares on NZX was NZ$7.15 per share. You are encouraged to obtain current market quotations for our common shares.

        Following the merger, there will be no further market for our common shares and they will be delisted from NZX and deregistered under the Exchange Act. As a result, following the merger we will no longer file periodic reports with the SEC or be subject to NZX Rules and Financial Markets Conduct Act 2013 disclosure requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides information concerning beneficial ownership of our common shares as of March 11, 2016 by each person who is known to us to be the beneficial owner of 5% or more of our common shares; each of our directors and each named executive officer; and each of our directors and our executive officers as a group.

        Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common shares and preferred shares shown as beneficially owned by them. Beneficial ownership representing less than one percent is denoted with an asterisk ("*").

        Unless otherwise indicated, the principal address of each of the persons below is c/o Diligent Corporation, 1385 Broadway, 19th floor, New York, NY 10018.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares(2)
Officers and Directors
Brian Stafford, Director, President and Chief Executive Officer(3)	112,500	*
Alessandro Sodi, Director, Founder, Chief Product Strategy Officer, Director(4)	3,034,593	3.39%
David Liptak, Chairman, Director(5)	25,896,973	23.97%
A. Laurence Jones, Director(6)	71,600	*
Hans Kobler, Director	139,381	*
Greg Petersen, Director(7)	249,328	*
Mark Russell, Director	111,628	*
Abigail Foote, Director(8)	18,717	*
Michael Flickman, Chief Technology Officer, EVP(9)	244,934	*
Jeffrey Hilk, Director of Client Services, EVP(10)	249,999	*
Alexander Sanchez, Chief Accounting Officer(11)	18,332	*
Thomas N. Tartaro, General Counsel, Corporate Secretary, EVP(12)	117,047	*
Michael Stanton, Chief Financial Officer	0	0%
All directors and executive officers as a group (13 persons)	30,265,032	27.48%
5% Security Holders
Spring Street Partners, L.P.(5)	25,896,973	23.97%
Carroll Capital Holdings, LLC(13)	14,989,763	15.29%
Accident Compensation Corporation(14)	4,485,000	5.09%
HSBC Nominees (New Zealand) Limited	6,761,837	7.68%
Wasatch Advisors, Inc.(15)	5,022,593	5.70%
Harbour Asset Management Limited(16)	9,295,865	10.56%

(1)
Includes (i) stock held in joint tenancy, (ii) stock owned as tenants in common, (iii) stock owned or held by spouse or other members of the individual's household, and (iv) stock in which the individual either has or shares voting and/or investment power, even though the individual disclaims any beneficial interest in such stock.

(2)
Common shares subject to options currently exercisable or exercisable on or before May 10, 2016, as well as common shares underlying RSUs vesting and deliverable to the grantee on or before May 10, 2016, and common shares issuable upon conversion of the preferred shares, are deemed outstanding and beneficially owned by the person holding such options, RSUs or preferred shares for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(3)
Does not include 450,000 common shares underlying PSUs for which performance targets have not been determined to be satisfied.

(4)
Includes (i) 1,656,343 common shares directly owned; (ii) 1,322,000 common shares subject to options currently exercisable; and (iii) 56,250 RSUs that will vest on or before May 10, 2016. Does not include (i) 2,312,500 common shares underlying PSUs for which performance targets have been satisfied but have not vested or have vested but will not become deliverable on or before May 10, 2016 and (ii) 412,500 common shares underlying PSUs for which performance targets have not been determined to be satisfied.

(5)
Includes common shares beneficially owned by Spring Street Partners, L.P., with a principal address at 488 Madison Avenue, 21st Floor, New York, New York 10022. David Liptak is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street Partners, L.P. Spring Street Partners, L.P. is the beneficial owner of 25,896,973 common shares, which include (i) 20,000,000 preferred shares that are convertible into common shares on a one to one basis and (ii) 5,896,973 common shares.

(6)
Includes (i) 26,667 common shares directly owned; and (ii) 44,933 common shares beneficially owned by Aegis Management, LLC, with a principal address at 840 Sixth Street, Boulder, Colorado 80302. Mr. Jones and his spouse are the sole members of Aegis Management, LLC.

(7)
Includes 125,000 common shares subject to options currently exercisable.

(8)
Includes 18,717 common shares owned by the Balmerino Trust.

(9)
Includes (i) 10,768 common shares directly owned; and (ii) 234,166 common shares subject to options currently exercisable. Does not include 120,000 common shares underlying PSUs for which performance targets have not been determined to be satisfied.

(10)
Includes (i) 23,333 common shares directly owned; and (ii) 226,666 common shares subject to options currently exercisable. Does not include 120,000 common shares underlying PSUs for which performance targets have not been determined to be satisfied.

(11)
Includes (i) 3,332 common shares directly owned; and (ii) 15,000 common shares subject to options currently exercisable.

(12)
Includes (i) 30,381 common shares directly owned; and (ii) 86,666 common shares subject to options currently exercisable.

(13)
Includes (i) 10,000,000 preferred shares owned by Greenwood Investments LLC, (ii) 3,389,763 common shares owned by Carroll Capital Holdings LLC; (iii) 600,000 common shares owned by Kenneth Carroll, Trustee, the Elizabeth Carroll 2012 Descendants Trust; and (iv) 1,000,000 common shares owned by the Kenneth Carroll 2012 Family Trust. Carroll Capital Holdings, LLC's principal address is 94 Long Pond Road, Hewitt, New Jersey 07421.

(14)
Based on an SPH Notice filed in New Zealand by Accident Compensation Corporation ("ACC") on March 10, 2016, Nicholas Bagnall, Guy Elliffe, Blair Tallot, Paul Robertshawe, Blair Cooper and Jason Familton are employees and portfolio managers or equity analysts or corporate governance manager for ACC. Under current ACC investment policies, they have the discretion to exercise control over some or all of the rights to vote and the power to acquire or dispose of some or all of the financial products of which ACC is the beneficial owner. ACC's principal address is Justice Centre, 19 Aitken Street, PO Box 242, Wellington, New Zealand.

(15)
Based on an SPH Notice filed in New Zealand by Wasatch Advisors, Inc. ("Wasatch"), dated February 24, 2016, is an investment manager with investment and voting discretion for mutual funds and institutional accounts. Wasatch's principal address is 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. As of March 27, 2013, Wasatch became a substantial security holder.

(16)
Based on an SPH Notice filed in New Zealand by Harbour Asset Management Limited on September 17, 2015. Harbour Asset Management Limited, as a fund manager, has the power to exercise a right to vote attached to, and power to acquire or dispose of, the products, under powers of investment contained in investment management contracts with clients (the beneficial owners of the products). Harbour Asset Management Limited has a principal address of Level 12, 171 Featherston Street, Wellington, New Zealand.

 FUTURE STOCKHOLDER PROPOSALS

        If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of stockholders of Diligent. However, if the merger is not completed, stockholders will continue to be entitled to attend and participate in stockholder meetings.

        Diligent will hold an annual meeting in 2016 only if the merger has not already been completed.

        In order to include information with respect to a stockholder proposal in Diligent's proxy statement and related form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act and our Bylaws.

        Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2016 Annual Meeting of Stockholders must have been received by us by December 30, 2015, at 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Office of the Corporate Secretary, unless the date of the annual meeting is changed by more than 30 days from the date of the anniversary of the 2015 Annual Meeting of Stockholders. If the date of our next annual meeting of stockholders is changed by more than 30 days from the date of the 2015 Annual Meeting of Stockholders, then the deadline for submission will be a reasonable time before Diligent begins to print and mail its proxy materials for the 2016 Annual Meeting of Stockholders. Any stockholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

        With respect to proposals submitted by a stockholder other than for inclusion in our proxy statement and related form of proxy for our 2016 Annual Meeting of Stockholders, timely notice of any stockholder proposal must be received by us at 1385 Broadway, 19th Floor, New York, NY 10018, Attention: Office of the Corporate Secretary in accordance with our Bylaws no more than 120 days and no less than 90 days in advance of the date of the anniversary of the release to the stockholders of Diligent's proxy statement and related form of proxy for the 2015 Annual Meeting of Stockholders. As a result, notice of any proposal with respect to the 2016 annual meeting of stockholders submitted pursuant to the provisions of our Bylaws must have been received by us no earlier than November 20, 2015 and no later than the close of business on December 20, 2015. Notwithstanding the foregoing, if the date for our 2016 Annual Meeting of Stockholders is more than 30 calendar days before or 60 calendar days after such anniversary, timely notice of any stockholder proposal must be received by us no more than 120 days and no less than 90 days in advance of the date of the 2016 Annual Meeting of Stockholders, or by the tenth day following the date on which the date we publicly announces the date of the 2016 Annual Meeting of Stockholders. Any proxies solicited by the Board for the 2016 Annual Meeting of Stockholders may confer discretionary authority, consistent with the NZX Rules, to vote on any proposals notice of which is not timely received.

        In order to include information with respect to a stockholder proposal in our proxy statement and form of proxy for stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act.

        The notice must set forth as to each matter the stockholder proposes to bring before the 2016 Annual Meeting of Stockholders:

  •
  the name and address of the stockholder as they appear on our books;

  •
  a representation that the stockholder is a record holder of our securities and intends to appear in person or by proxy at the annual meeting to bring such proposed business before all the stockholders for consideration;

  •
  a brief description of the proposed business desired to be brought at the annual meeting, the reasons for conducting such business at the annual meeting and a description of any material interest that the stockholder of record has in such business;

  •
  the text of the proposed business to be brought before the stockholders for consideration at the annual meeting (including but not limited to the text of any resolutions to be brought before all the stockholders for consideration at the annual meeting, or the language of any proposed amendments to our Bylaws);

  •
  the class and number of our shares and any derivative securities which are directly or indirectly beneficially owned by the stockholder;

  •
  any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

        A stockholder's notice relating to nominations for directors must set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director:

  •
  the name, age, business and residential address of such person;

  •
  the principal occupation or employment of such person;

  •
  the class and number of shares of Diligent which are beneficially owned by such person;

  •
  a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder; and

  •
  any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in our proxy statement, if any, as a nominee and to serving as a director if elected).

        Additionally, such stockholder's notice relating to nominations for directors must set forth, as to such stockholder giving notice, the information required by our Bylaws for all stockholder notices set forth above and, for as long as Diligent has securities listed on the NZX, the information the information required to be provided pursuant to the NZX Rules and a copy of the Schedule 14N that has been filed with SEC as required by Rule 14a-18 under the Exchange Act. No person will be eligible for election as a director of Diligent, unless nominated in accordance with the procedures set forth herein and in our Bylaws.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        The SEC's rules permit us to deliver a single proxy statement to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. The "householding" delivery method will only be an option for us with respect to U.S. stockholders to the extent such delivery method is utilized by us. We would deliver only one proxy statement to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written request, a separate copy of the proxy statement, to any stockholders at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement and Annual Report, contact, with respect to holders in the U.S., Georgeson Inc. at 1-866-647-8869 or in writing at 480 Washington Boulevard, 26th floor, Jersey City, NJ 07310, Attn: Proxy Services. If you and other residents at your mailing address are registered stockholders and you received more than one copy of this proxy statement, but you wish to receive only one copy of our annual report and proxy statement or notice of Internet availability of proxy, you may request, in writing, that Diligent eliminate these duplicate mailings. To request the elimination of duplicate copies, please contact, with respect to holders in the U.S., Georgeson Inc. at 1-866-647-8869 or in writing at 480 Washington Boulevard, 26th floor, Jersey City, NJ 07310, Attn: Proxy Services.

 WHERE YOU CAN FIND MORE INFORMATION

        You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the SEC's public reference room at the following location: 100 F Street, N.E., Room 1580, Washington, DC 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.

        You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Diligent Corporation
Attention: Office of the Corporate Secretary
1385 Broadway, 19th Floor
New York, NY 10018

        If you would like to request documents from us, please do so as soon as possible, to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, www.diligent.com. The information included on our website is not incorporated by reference into this proxy statement.

        If you are a stockholder of record with a record address outside the U.S. and have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your common shares, please contact our share registrar, Link Market Services:

Link Market Services
P.O. Box 91976
Auckland 1142
New Zealand
or
Level 11 Deloitte Centre
80 Queen Street
Auckland, New Zealand
+64-9-375-5998
meetings@linkmarketservices.co.nz

        If you are a stockholder of record with a record address in the U.S. and have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your common shares or preferred shares, please contact our proxy advisory firm, Georgeson Inc.:

Georgeson Inc.
480 Washington Boulevard
26th Floor
Jersey City, NJ 07310
Attn: Proxy Services
1-866-647-8869

 MISCELLANEOUS

        Diligent has supplied all information relating to Diligent, and Parent has supplied, and Diligent has not independently verified, all of the information relating to Parent, Merger Sub I and Merger Sub II contained in this proxy statement.

        You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 14, 2016. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A

        EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

DIAMOND PARENT HOLDINGS, CORP.,

DIAMOND MERGER SUB I, CORP.,

DIAMOND MERGER SUB II, CORP.,

and

DILIGENT CORPORATION

Dated as of February 12, 2016

A-i

A-ii

A-iii

 INDEX OF DEFINED TERMS

2007 Plan	7
2010 Plan	7
2013 Plan	7
Acquisition Proposal	46
Adverse Recommendation Change	45
Affiliate	67
Agreement	1
Alternate Debt Financing	53
AML Laws	30
Anti-Corruption Laws	29
Antitrust Law	67
beneficial owner	67
Board	1
Book-Entry Shares	9
Business Day	67
Business Systems	25
By-laws	12
Cancelled Shares	5
Capitalization Date	12
Certificate of First Merger	3
Certificate of Incorporation	2
Certificate of Second Merger	3
Certificates	9
Closing	3
Closing Date	3
Code	19
Commitment Letters	67
Common Share	5
Common Stock Merger Consideration	5
Company	1
Company Disclosure Schedule	11
Company Employee	67
Company IP	67
Company Plan	18
Company Requisite Vote	28
Company Securities	13
Company Stock Plans	68
Confidentiality Agreement	43
Contract	14
control	68
Costs	48
Data Privacy Requirements	68
Debt Commitment Letter	33
Debt Fee Letters	34
Debt Financing	34
Delisting Date	58
DGCL	1
Director Resignations	4
Dissenting Shares	6

A-iv

Dissenting Stockholder	6
DOJ	51
Effect	70
Equity Commitment Letter	33
Equity Financing	33
ERISA	18
ERISA Affiliate	68
Exchange Act	15
Exchange Fund	9
FCPA	29
Financial Advisor	23
Financing	34
Financing Sources	68
First Effective Time	3
First Merger	1
First Step Surviving Corporation	2
First Step Surviving Corporation Common Shares	5
Foreign Antitrust Laws	15
FTC	51
GAAP	68
Governmental Entity	15
Guarantees	2
Guarantor	68
HSR Act	15
Indebtedness	68
Indemnified Parties	48
Intellectual Property Rights	69
Intervening Event	47
IRS	19
Knowledge	69
Laws	15
Leased Real Property	21
Leases	22
Licenses	15
Liens	13
Marketing Period	69
Material Adverse Effect	70
Material Contract	25
Merger	1
Merger Consideration	5
Merger Sub I	1
Merger Subs	1
New Debt Commitment Letters	54
NZX	72
NZX Reports	16
NZX Rules	72
OFAC	30
Option	7
Other Required Company Filing	41
Other Required Parent Filing	42
Parent	1

A-v

Parent Disclosure Schedule	30
Parent Group	72
Parent Plan	47
Parent Related Parties	64
Parent Termination Fee	63
Paying Agent	9
Permitted Liens	72
Person	73
Preferred Share	1
Preferred Stock Merger Consideration	5
Proceeding	48
Proxy Statement	41
Recommendation	40
Registered IP	73
Related Person	73
Representatives	43
Required Information	73
Restricted Shares	8
RSU	8
Sanctioned Country	30
Sanctioned Persons	30
Sanctions	73
Sarbanes-Oxley Act	16
SEC	16
Second Effective Time	3
Second Merger	1
Second Step Surviving Corporation	2
Securities Act	16
Shares	5
Stockholders Meeting	40
Strike Price	7
Subsidiaries	73
Subsidiary	73
Superior Proposal	47
Tax Return	23
Taxes	23
Technology	74
Termination Date	61
Termination Fee	62
Voting Agreement	1

A-vi

 AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of February 12, 2016 (this "Agreement"), among Diamond Parent Holdings, Corp., a Delaware Corporation ("Parent"), Diamond Merger Sub I, Corp., a Delaware corporation and a direct wholly-owned Subsidiary of Merger Sub II ("Merger Sub I"), Diamond Merger Sub II, Corp., a Delaware corporation and a direct wholly-owned Subsidiary of Parent ("Merger Sub II" and, together with Merger Sub I, the "Merger Subs") and Diligent Corporation, a Delaware corporation (the "Company").

        WHEREAS, Parent, Merger Sub I, Merger Sub II and the Company intend that Merger Sub I be merged with and into the Company (the "First Merger"), pursuant to which Merger Sub I will cease to exist and the Company will become a wholly owned subsidiary of Merger Sub II, and following which, the surviving entity of the First Merger will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of Parent (the "Second Merger" and, collectively or in seriatim with the First Merger, as appropriate, the "Merger"), in each case, in accordance with the General Corporation Law of the State of Delaware (the "DGCL");

        WHEREAS the Board of Directors of the Company (the "Board") has (i) determined that it is advisable and in the best interests of the Company and its stockholders to enter into this Agreement and to consummate the Merger, (ii) approved and declared advisable this Agreement in accordance with the DGCL and (iii) subject to Section 6.5 of this Agreement, resolved to recommend the adoption of this Agreement by the stockholders of the Company;

        WHEREAS, the Board of Directors of Parent has approved this Agreement and declared it advisable for Parent to enter into this Agreement and to consummate the Merger;

        WHEREAS, the Board of Directors of Merger Sub I has approved this Agreement and declared it advisable and has authorized Merger Sub I to enter into this Agreement and to consummate the First Merger;

        WHEREAS, the Board of Directors of Merger Sub II has approved this Agreement and declared it advisable and has authorized Merger Sub II to enter into this Agreement and to consummate the Second Merger;

        WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent's and the Merger Subs' willingness to enter into this Agreement, Spring Street Partners, L.P., Carroll Capital Holdings, LLC and Greenwood Investments LLC, which are collectively the beneficial owners of and have the sole power to vote (or to direct the voting of) one hundred percent (100%) of the issued and outstanding shares of Series A Preferred Stock of the Company, par value US$0.001 per share (each, a "Preferred Share") and certain Common Shares (as defined herein) have entered into voting agreements in the form attached hereto as Exhibit A, with Parent (the "Voting Agreement") dated as of the date hereof, pursuant to which, on the terms set forth therein, among other things, each such stockholder has agreed to provide a written consent or vote (or cause to be voted), in person or by proxy, all its Preferred Shares, in each case for the purpose of providing the separate class consent or vote of the Preferred Shares contemplated by Section 3.4(a) of the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to effect the First Merger; and

        WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Company's willingness to enter into this Agreement, the Guarantors have provided guarantees, dated as of the date hereof, in favor of the Company with respect to certain obligations of Parent and the Merger Subs arising under, or in connection with, this Agreement (the "Guarantees").

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Sub I, Merger Sub II and the Company hereby agree as follows:

ARTICLE I.

THE MERGER

        SECTION 1.1    The Merger.

          (a)   Upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, at the First Effective Time (as defined herein), the Company and Merger Sub I shall consummate the First Merger, pursuant to which Merger Sub I shall merge with and into the Company and the separate corporate existence of Merger Sub I shall thereupon cease and the Company shall continue as the surviving corporation (the "First Step Surviving Corporation"). The First Merger shall have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the First Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub I shall vest in the First Step Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub I shall become the debts, liabilities and duties of the First Step Surviving Corporation.

          (b)   Subject to the terms and conditions of this Agreement and in accordance with the DGCL, immediately after the First Effective Time, the First Step Surviving Corporation and Merger Sub II shall consummate the Second Merger pursuant to which the First Step Surviving Corporation shall merge with and into Merger Sub II and the separate corporate existence of the First Step Surviving Corporation shall thereupon cease and Merger Sub II shall continue as the surviving corporation (the "Second Step Surviving Corporation"). There shall be no conditions to the Second Merger, other than the consummation of the First Merger. The Second Merger shall have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Second Effective Time, all the properties, rights, privileges, powers and franchises of the First Step Surviving Corporation and Merger Sub II shall vest in the Second Step Surviving Corporation, and all debts, liabilities and duties of the First Step Surviving Corporation and Merger Sub II shall become the debts, liabilities and duties of the Second Step Surviving Corporation.

        SECTION 1.2    Closing; Effective Time.

          (a)   Unless this Agreement shall have been validly terminated pursuant to Section 8.1, the closing of the Merger (the "Closing") shall take place at the offices of Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, New York, at 9:00 a.m. New York time on the date that is the later of (i) the second day that is a Business Day in both the United States and New Zealand after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of all conditions at the Closing) and (ii) the earlier of (x) the first day that is a Business Day in both the United States and New Zealand after the end of the Marketing Period or (y) a date during the Marketing Period that is a Business Day in both the United States and New Zealand and specified by Parent on no less than three (3) Business Days' prior written notice to the Company if the Debt Financing is consummated on such earlier date or, such other time, location and date as Parent, the Merger Subs and the Company mutually agree in writing. The date on which the Closing actually occurs is hereinafter referred to as the "Closing Date".

          (b)   At the Closing, Parent, Merger Sub I, Merger Sub II and the Company shall cause the First Merger to be consummated by filing a certificate of merger (the "Certificate of First Merger")

  with the Secretary of State of the State of Delaware, in such form as required by, and executed and filed in accordance with, the relevant provisions of the DGCL, and shall make all other filings or recordings required under the DGCL in connection with the First Merger. The First Merger shall become effective at the time at which the Certificate of First Merger is duly filed with the Secretary of State of the State of Delaware, or such later time as is specified in the Certificate of First Merger and as is agreed to by Parent, Merger Sub I, Merger Sub II and the Company (the "First Effective Time").

          (c)   Immediately following the First Effective Time, Parent, the First Step Surviving Corporation and Merger Sub II shall cause the Second Merger to be consummated by filing a certificate of merger (the "Certificate of Second Merger") with the Secretary of State of the State of Delaware, in such form as required by, and executed and filed in accordance with, the relevant provisions of the DGCL, and shall make all other filings or recordings required under the DGCL in connection with the Second Merger. The Second Merger shall become effective at the time at which the Certificate of Second Merger is duly filed with the Secretary of State of the State of Delaware, or at such later time as is specified in the Certificate of Second Merger and as is agreed to by Parent, Merger Sub II and the Company prior to the First Effective Time (the "Second Effective Time").

        SECTION 1.3    Certificate of Incorporation; By-laws.

          (a)   At the First Effective Time, subject to the provisions of Section 6.7, and without any further action on the part of the Company and Merger Sub I, the Certificate of Incorporation shall be amended and restated in its entirety to read as set forth on Exhibit B hereto and such amended and restated certificate of incorporation will be the certificate of incorporation of the First Step Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation. At the Second Effective Time, subject to the provisions of Section 6.7, and without any further action on the part of the First Step Surviving Corporation and Merger Sub II, the certificate of incorporation of Merger Sub II will be amended and restated to be in the form of the certificate of incorporation of the First Step Surviving Corporation, as in effect immediately prior to the Second Effective Time, and, as so amended and restated, will be the certificate of incorporation of the Second Step Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation; provided, however, that the name of the Second Step Surviving Corporation, as set forth in such certificate of incorporation, will be "Diligent Corporation".

          (b)   At the First Effective Time, subject to the provisions of Section 6.7, and without any further action on the part of the Company and Merger Sub I, the by-laws of the Company shall be amended and restated to read as set forth on Exhibit C hereto and such amended and restated by-laws will be the by-laws of the First Step Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the First Step Surviving Corporation and such by-laws. At the Second Effective Time, subject to the provisions of Section 6.7, and without any further action on the part of the First Step Surviving Corporation and Merger Sub II, the by-laws of the First Step Surviving Corporation, as in effect immediately prior to the Second Effective Time, will be the by-laws of the Second Step Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Second Step Surviving Corporation and such by-laws; provided, however, that at the Second Effective Time the by-laws of the Second Step Surviving Corporation will be amended to change any reference to the name of the Second Step Surviving Corporation to "Diligent Corporation".

        SECTION 1.4    Directors and Officers.

          (a)   The directors of the Company immediately prior to the First Effective Time shall submit their resignations (the "Director Resignations") to be effective as of the First Effective Time. Immediately after the First Effective Time, Parent shall take the necessary action (i) to cause the directors of Merger Sub I immediately prior to the First Effective Time to be the directors of the First Step Surviving Corporation, each to hold office until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal and (ii) to cause the officers of the Company immediately prior to the First Effective Time to be the initial officers of the First Step Surviving Corporation, each to hold office until his or her successor is duly elected or appointed and qualified or his or her earlier death, resignation or removal.

          (b)   Immediately after the Second Effective Time, without any further action on the part of the First Step Surviving Corporation or any other Person (i) the directors of Merger Sub II immediately prior to the Second Effective Time shall continue as the directors of the Second Step Surviving Corporation, each to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal, and (ii) the officers of the First Step Surviving Corporation immediately prior to the Second Effective Time shall become the officers of the Second Step Surviving Corporation, each to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

ARTICLE II.

EFFECT OF THE MERGER ON THE CAPITAL STOCK
OF THE CONSTITUENT CORPORATIONS

        SECTION 2.1    Effect on Capital Stock.     At the First Effective Time, by virtue of the First Merger and without any action on the part of the Company, Parent, the Merger Subs or the holders of any of the following securities:

          (a)    Conversion of Common Shares and Preferred Shares.

              (i)  Each share of Common Stock of the Company, par value US$0.001 per share, issued and outstanding immediately prior to the First Effective Time (each, a "Common Share" and together with the Preferred Shares, the "Shares"), other than (A) any Common Shares beneficially owned by any direct or indirect wholly owned Subsidiary of the Company, (B) any Cancelled Shares (as defined herein) and (C) any Dissenting Shares (as defined herein), shall be converted into the right to receive US$4.90 in cash, without interest (subject to adjustment as contemplated by the last sentence of Section 7.2(a), the "Common Stock Merger Consideration"), payable to the holder thereof upon surrender of such Common Shares in the manner provided in Section 2.3; and

             (ii)  Each Preferred Share issued and outstanding immediately prior to the First Effective Time, other than (A) any Preferred Shares beneficially owned by any direct or indirect wholly owned Subsidiary of the Company, (B) any Cancelled Shares and (C) any Dissenting Shares, shall be converted into the right to receive an amount in cash equal to the sum of (x) US$0.15, plus (y) all accrued and unpaid dividends, if any, thereon, whether or not declared, as of the Closing Date, plus (z) the Common Stock Merger Consideration (such sum, the "Preferred Stock Merger Consideration" and, collectively with the Common Stock Merger Consideration, the "Merger Consideration").

          (b)    Parent, Merger Subs and Company-Owned Shares.     Each Share that is owned, directly or indirectly, by Parent or the Merger Subs immediately prior to the First Effective Time, if any, or that is held in treasury by the Company immediately prior to the First Effective Time (collectively, the "Cancelled Shares") shall, by virtue of the First Merger and without any action on the part of the holder thereof, be cancelled and shall cease to exist, and no consideration shall be delivered in exchange for such cancellation.

          (c)    Conversion of Merger Sub I Capital Stock.     At the First Effective Time, by virtue of the First Merger and without any action on the part of Parent, Merger Sub I or any other Person, each share of common stock, par value US$0.01 per share, of Merger Sub I that is issued and outstanding immediately prior to the First Effective Time shall be converted into and exchanged as a whole for a number of shares of common stock, par value US$0.001 per share, of the First Step Surviving Corporation (the "First Step Surviving Corporation Common Shares") equal to the number of Common Shares (including all issued and outstanding Preferred Shares on an as-converted basis) issued and outstanding immediately prior to the First Effective Time, and the First Step Surviving Corporation Common Shares shall be the only shares of the First Step Surviving Corporation's capital stock that are issued and outstanding immediately after the First Effective Time. From and after the First Effective Time, each certificate representing a number of shares of Merger Sub I common stock will evidence the number of shares of common stock of the First Step Surviving Corporation into which such shares shall have been so converted, until the same are surrendered for cancellation and exchange.

          (d)    Conversion of First Step Surviving Corporation Capital Stock.     At the Second Effective Time, by virtue of the Second Merger and without any action on the part of Parent, Merger Sub II or any other Person, (i) each share of capital stock of the First Step Surviving Corporation that is issued and outstanding immediately prior to the Second Effective Time shall be cancelled and shall cease to exist and no consideration shall be provided therefor; provided, however, that notwithstanding the foregoing, Common Shares outstanding at the Second Effective Time as a result of the exercise of Options under the 2007 Plan or the 2010 Plan as contemplated pursuant to Section 2.2(a) shall receive the Common Stock Merger Consideration, and (ii) each share of capital stock of Merger Sub II issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as an identical share of capital stock of the Second Step Surviving Corporation.

          (e)    Shares of Dissenting Stockholders.     Notwithstanding anything in this Agreement to the contrary, any Shares which are issued and outstanding immediately prior to the First Effective Time and are held by a Person (a "Dissenting Stockholder") who shall have neither voted in favor of the Merger nor consented thereto in writing and who shall have properly and validly exercised their statutory rights of appraisal in respect of such Shares in accordance with Section 262 of the DGCL ("Dissenting Shares") shall not be converted into, or represent the right to receive, the applicable Merger Consideration, and the holders of such Dissenting Shares shall be entitled to receive payment of the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL; provided, however, that if such Dissenting Stockholder effectively withdraws its demand for appraisal or fails to perfect or otherwise loses its right of appraisal, in any case pursuant to Section 262 of the DGCL, its Shares shall be deemed to be converted as of the First Effective Time into the right to receive the applicable Merger Consideration, less any applicable withholding Taxes and without interest thereon, for each such Share in accordance with the provisions of this Agreement. At the First Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights set forth in Section 262 of the DGCL and as provided in the previous sentence. The Company shall give Parent prompt notice of any written demands or withdrawals of such demands for appraisal of Shares received by the Company and any other instruments served on the Company pursuant to Section 262 of the DGCL and shall give Parent the opportunity to participate in all negotiations and proceedings with respect thereto. For purposes of this Section 2.1(e), "participate" means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Shares (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such demands but will not be afforded any decision-making power or other authority over such demands except as set forth in the succeeding sentence. Notwithstanding the foregoing, between the date of this Agreement and the First Effective Time, the Company shall not voluntarily make any payment with respect to any such demands or offer to settle or settle any such demands without Parent's prior written consent.

        SECTION 2.2    Treatment of Equity Awards.

          (a)    Awards under the 2007 Plan and 2010 Plan.

              (i)  The Company shall, within five (5) Business Days of the date hereof, provide notice of the Merger to each holder of outstanding and unexercised options to purchase Common Shares (each, an "Option") granted under the Diligent Board Member Services, Inc. 2007 Stock Option and Incentive Plan (the "2007 Plan") or the Diligent Board Member Services, Inc. 2010 Stock Option and Incentive Plan (the "2010 Plan"), informing such holder that during the period beginning with the date the holder receives the notice and ending at the Second Effective Time, such holder shall have the right to exercise all or any part of the unexercised portion of such Options (without regard to employment requirements or any installment exercise limitations). Each such Option, to the extent unexercised, shall be cancelled as of the Second Effective Time.

             (ii)  The Company, the Board and the Compensation Committee of the Board, as applicable, shall adopt any resolutions and take any actions which are necessary to (A) effectuate the provisions of Section 2.2(a)(i), (B) provide that each of the 2007 Plan and the 2010 Plan will terminate as of the Second Effective Time and (C) ensure that following the Second Effective Time no participant in the 2007 Plan or the 2010 Plan will have any right thereunder to acquire any equity securities of Parent, the Company, the First Step Surviving Corporation, the Second Step Surviving Corporation or any of their respective Subsidiaries.

          (b)    Awards under the 2013 Plan.

              (i)  The Company shall provide that each Option granted under the Diligent Board Member Services, Inc. 2013 Incentive Plan (the "2013 Plan") that is outstanding and unexercised at the First Effective Time (whether vested or unvested) shall, automatically and without any required action on the part of the holder thereof, be canceled as of the First Effective Time, and the holder thereof shall be entitled to receive a payment in cash equal to the product of (A) the number of Common Shares previously subject to such Option and (B) the excess, if any, of the Common Stock Merger Consideration over the exercise price per Common Share previously subject to such Option (the "Strike Price"), without interest and less any required withholding Taxes. For the avoidance of doubt, any Option granted under the 2013 Plan that has an exercise price that equals or exceeds the Common Stock Merger Consideration shall be cancelled in accordance with this Section 2.2(b)(i) for no consideration. The Second Step Surviving Corporation shall pay, or cause an Affiliate to pay, either directly or through payroll, the holders of Options the cash payments described in this Section 2.2(b)(i) on or as soon as reasonably practicable after the Closing Date, and, in any event, no later than the first regularly scheduled payroll date that is at least two (2) Business Days after the Closing Date.

             (ii)  The Company shall provide that each Common Share granted pursuant to the 2013 Plan subject to vesting or other lapse restrictions (collectively, "Restricted Shares") that is outstanding at the First Effective Time shall, automatically and without any required action on the part of the holder thereof, be cancelled as of the First Effective Time, and the holder thereof shall be entitled to receive an amount in cash in respect of the cancellation of such

    Restricted Shares equal to the product of (x) the number of such Restricted Shares and (y) the Common Stock Merger Consideration, without interest and less any required withholding Taxes. The Second Step Surviving Corporation shall pay, or cause an Affiliate to pay, either directly or through payroll, the holders of Restricted Shares the cash payments described in this Section 2.2(b)(ii) on or as soon as reasonably practicable after the Closing Date, and, in any event, no later than the first regularly scheduled payroll date that is at least two (2) Business Days after the Closing Date.

            (iii)  The Company shall provide that each restricted stock unit granted under the 2013 Plan (each, a "RSU") that is outstanding at the First Effective Time shall, automatically and without any required action on the part of the holder thereof, be cancelled as of the First Effective Time and the holder thereof shall be entitled to receive an amount in cash in respect of the cancellation of such RSU equal to the product of (x) the number of Shares subject to such RSU immediately prior to the First Effective Time and (y) the Common Stock Merger Consideration, without interest and less any required withholding Taxes. The Second Step Surviving Corporation shall pay, or cause an Affiliate to pay, either directly or through payroll, the holders of RSUs the cash payments described in this Section 2.2(b)(iii) on or as soon as reasonably practicable after the Closing Date, and, in any event, no later than the first regularly scheduled payroll date that is at least two (2) Business Days after the Closing Date.

            (iv)  The Company shall provide that each performance share unit granted under the 2013 Plan (each, a "PSU") that is outstanding at the First Effective Time, shall, automatically and without any required action on the part of the holder thereof, be cancelled as of the First Effective Time. With respect to each PSU for which the applicable performance period (including any cumulative performance period) has ended prior to the First Effective Time and for which the applicable performance goals (including any cumulative performance goals) or other vesting criteria were not satisfied as of the end of the applicable performance period, such PSUs shall be cancelled in accordance with this Section 2.2(b)(iv) for no consideration. With respect to (x) all PSUs for which the applicable performance period (including any cumulative performance period) has not ended prior to the First Effective Time, or (y) for which the applicable performance period has ended prior to the First Effective Time and the applicable performance goals and other vesting criteria were satisfied as of the end of the applicable performance period, in consideration for the cancellation of such PSU in accordance with this Section 2.2(b)(iv), the holder thereof shall be entitled to receive an amount in cash in respect of the cancellation of such PSU equal to the product of (x) the number of Shares subject to such PSU based on the achievement of the performance goals attributable to such PSU (determined assuming achievement of one hundred percent (100%) of target levels) and (y) the Common Stock Merger Consideration, without interest and less any withholding Taxes. The Second Step Surviving Corporation shall pay, or cause an Affiliate to pay, either directly or through payroll, the holders of PSUs the cash payments described in this Section 2.2(b)(iv) on or as soon as reasonably practicable after the Closing Date, and, in any event, no later than the first regularly scheduled payroll date that is at least two (2) Business Days after the Closing Date.

             (v)  At or prior to the First Effective Time, the Company, the Board and the Compensation Committee of the Board, as applicable, shall adopt any resolutions and take any actions which are necessary to (A) effectuate the provisions of this Section 2.2(b), (B) provide that the 2013 Plan will terminate as of the First Effective Time and (C) ensure that following the First Effective Time no participant in the 2013 Plan will have any right thereunder to acquire any equity securities of Parent, the Company, the First Step Surviving Corporation, the Second Step Surviving Corporation or any of their respective Subsidiaries.

        SECTION 2.3    Payment for Shares.

          (a)   Prior to the First Effective Time, Parent shall enter into an agreement with the Company's share registrar to act as paying agent in connection with the First Merger (the "Paying Agent") to receive payment of the Merger Consideration to which the stockholders of the Company shall become entitled pursuant to this Article II. At or immediately prior to the First Effective Time, Parent shall deposit with the Paying Agent in trust for the benefit of holders of Shares, sufficient funds to immediately pay the aggregate Merger Consideration. Until disbursed in accordance with the terms and conditions of this Agreement, such funds shall be held in trust in an interest bearing account with a New Zealand registered bank (such cash and any interest thereon, the "Exchange Fund"). Any interest or income produced by such investments will be payable to the Second Step Surviving Corporation or Parent, as Parent directs.

          (b)   Promptly following the Closing (and in any event within three (3) Business Days thereafter), the Second Step Surviving Corporation shall cause to be mailed to each record holder, as of the First Effective Time, of (i) an outstanding certificate or certificates which immediately prior to the First Effective Time represented Shares (the "Certificates") or (ii) Shares represented by book-entry ("Book-Entry Shares"), a form of letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and instructions for use in effecting the surrender of the Certificates, or in the case of Book-Entry Shares the surrender of such Shares, for payment of the applicable Merger Consideration therefor; provided that (A) such letter shall be sent to a record holder only if such record holder's Shares are certificated or if delivery of such letter of transmittal is required by applicable Law or the Paying Agent's standard operating procedures in order to enable the payment of the applicable Merger Consideration or to effect the surrender of Book-Entry Shares; and (B) if no such letter is so required to be sent to that record holder, the Paying Agent will promptly, following Closing, proceed to arrange for the payment of the applicable Merger Consideration to such record holder. If a letter of transmittal was sent to a record holder, upon surrender to the Paying Agent of a Certificate or of Book-Entry Shares, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Shares shall be entitled to receive in exchange therefor the applicable Merger Consideration for each Share formerly represented by such Certificate or Book-Entry Shares and such Certificate or Book-Entry Share shall then be canceled. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the Merger Consideration payable in respect of the Certificates or Book-Entry Shares irrespective of whether a letter of transmittal was sent to that record holder. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Second Step Surviving Corporation that such Tax either has been paid or is not applicable. Until surrendered as contemplated by this Section 2.3(b), each Certificate and each Book-Entry Share shall be deemed at any time after the First Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration as contemplated by this Article II.

          (c)   At any time following the date that is twelve (12) months after the Closing, the Second Step Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which have been made available to the

  Paying Agent and which have not been disbursed to holders of Certificates or Book-Entry Shares and thereafter such holders shall be entitled to look to Parent and the Second Step Surviving Corporation (subject to abandoned property, escheat or other similar Laws) only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates or Book-Entry Shares. Notwithstanding anything to the contrary in this Section 2.3(c), none of the Paying Agent, Parent or the Second Step Surviving Corporation shall be liable to a holder of capital stock of the Company for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

          (d)   The stock transfer books of the Company shall be closed on the Delisting Date and thereafter there shall be no further registration of transfers of Shares that were outstanding prior to the Delisting Date, with the exception of settlement transfers executed prior to the Delisting Date. After the First Effective Time, Certificates or Book-Entry Shares presented to the Second Step Surviving Corporation for transfer shall be canceled and, if applicable, exchanged for the consideration provided for, and in accordance with the procedures set forth in, this Article II.

          (e)   Notwithstanding anything in this Agreement to the contrary, Parent and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any former holder of Shares pursuant to this Agreement any amount as may be required to be deducted and withheld with respect to the making of such payment under applicable Tax (as defined herein) Laws.

          (f)    In the event that any Certificate shall have been lost, stolen or destroyed, upon the holder's compliance with the reasonable replacement requirements established by the Paying Agent, including, if necessary, the making of an affidavit of that fact by the Person that claims such Certificate to have been lost, stolen or destroyed and/or the posting by the holder of a bond in customary amount as indemnity against any claim that may be made against it with respect to the Certificate, the Paying Agent will deliver in exchange for the lost, stolen or destroyed Certificate the applicable Merger Consideration payable in respect of the Shares represented by such Certificate pursuant to this Article II.

        SECTION 2.4    Adjustments.     Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the First Effective Time, any change in the number of outstanding Shares (or securities convertible or exchangeable into or exercisable for Shares) shall occur as a result of a conversion of Preferred Shares, reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange or readjustment of shares, merger or any stock dividend or stock distribution with a record date during such period, the Merger Consideration shall be correspondingly adjusted to reflect such change.

        SECTION 2.5    No Further Dividends or Distributions.     No dividends or other distributions with respect to capital stock of the Second Step Surviving Corporation with a record date on or after the Closing Date will be paid to the holder of any unsurrendered Certificates or Book-Entry Shares.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to Parent and the Merger Subs that except (i) as set forth on the disclosure schedule delivered by the Company to Parent and the Merger Subs immediately prior to the execution of this Agreement (the "Company Disclosure Schedule"), it being agreed that disclosure of any item in any section of the Company Disclosure Schedule shall also be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent or (ii) as disclosed in the body of (i.e. not including the exhibits or incorporated documents) the SEC Reports (as defined herein) filed after March 15, 2013, and prior to the date of this Agreement, that are publicly available (other than any forward looking disclosures set forth under the captions "Risk Factors", "Forward-Looking Statements" and any other disclosures contained or referenced therein to the extent such disclosures are predictive, cautionary or forward-looking in nature) and, provided that the disclosure in the SEC Reports shall not qualify the Company's representations and warranties contained in Sections 3.3, 3.4, 3.16, 3.17 and 3.20:

        SECTION 3.1    Organization and Qualification; Subsidiaries.     Each of the Company and its Subsidiaries (as defined herein) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, with such exceptions relating to the Company's Subsidiaries (other than the Company's "significant subsidiaries" within the meaning of Rule 1-02(w) promulgated by Regulation S-X of the SEC) that would not reasonably be expected to, individually or in the aggregate, give rise to a liability that is material to the Company and its Subsidiaries, taken as a whole. Each of the Company and its Subsidiaries is duly qualified or licensed to do business in each jurisdiction where the character of its properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for any such failure to be so qualified or licensed which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        SECTION 3.2    Certificate of Incorporation and By-laws.     The Company has heretofore filed with the SEC a complete and correct copy of (a) its Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and (b) its amended and restated by-laws, as amended to date (the "By-laws"). The Company has provided Parent and the Merger Subs with complete and correct copies of certificates of incorporation and by-laws (or comparable organizational documents) of each of its Subsidiaries, in each case as of the date of this Agreement. The Certificate of Incorporation and the By-laws are in full force and effect and no amendments thereto have been approved by the Board. The Company is not in violation of any provisions of its Certificate of Incorporation or any provisions of its By-laws in any material respect. None of the Company's Subsidiaries is in violation of its certificate of incorporation or by-laws or other applicable constituent documents, with such exceptions that would not reasonably be expected to, individually or in the aggregate, give rise to a liability that is material to the Company and its Subsidiaries, taken as a whole.

        SECTION 3.3    Capitalization.

          (a)   The authorized capital stock of the Company consists of (i) 250,000,000 Common Shares, and (ii) 50,000,000 shares of preferred stock, par value US$0.001 per share, of which 50,000,000 shares of such preferred stock are designated as Preferred Shares.

          As of 5:30 p.m. February 12, 2016, New Zealand time (the "Capitalization Date"):

              (i)  87,499,646 shares of Common Stock were issued and outstanding (which number includes 0 Restricted Shares outstanding pursuant to awards granted under the Company Stock Plans);

             (ii)  0 shares of Common Stock were held by the Company in its treasury;

            (iii)  30,000,000 shares of Preferred Stock were issued and outstanding and no other shares of Preferred Stock were issued or outstanding;

            (iv)  (A) there were 6,788,669 shares of Common Stock underlying outstanding Options, (B) there were 2,520,500 shares of Common Stock underlying outstanding RSUs, (C) there were 3,730,000 shares of Common Stock underlying outstanding PSUs and (D) there were 4,932,794 additional shares of Common Stock reserved for issuance pursuant to grants under the 2013 Plan; and

             (v)  30,000,000 shares of Common Stock were reserved for issuance upon conversion of the Company's outstanding Preferred Shares.

          The Series A Conversion Price (as defined in the Certificate of Incorporation) of the Preferred Shares is equal to US$0.10 and Series A Original Issue Price (as defined in the Certificate of Incorporation) is equal to $US0.10.

          (b)   From the Capitalization Date, no options to purchase Shares have been granted and no Shares have been issued, except for Common Shares issued pursuant to the exercise of Options or the vesting of RSUs and PSUs, in each case in accordance with their terms. Except as set forth in Section 3.3(a), (i) there are not outstanding or authorized any (A) shares of capital stock or other voting securities of the Company, other than Common Shares issued pursuant to the exercise of Options or the vesting of RSUs and PSUs, in each case in accordance with their terms, (B) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (C) options or other rights to acquire from the Company, and no obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (collectively, "Company Securities"), (ii) there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Company Securities and (iii) there are no other options, calls, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any of its Subsidiaries to which the Company or any of its Subsidiaries is a party. All outstanding Shares, and all Common Shares reserved for issuance as noted in Section 3.3(a), when issued in accordance with the respective terms thereof, are or will be duly authorized, validly issued, fully paid and non-assessable and free of pre-emptive or similar rights. Each of the outstanding shares of capital stock of each of the Company's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and all such shares are owned by the Company or another wholly-owned Subsidiary of the Company and are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations in voting rights, charges or other encumbrances of any nature whatsoever ("Liens"), except for Liens pursuant to any applicable Laws or the Certificate of Incorporation or Bylaws. No Subsidiary of the Company owns any Shares.

          (c)   The Company has the authority (without the need to obtain any consents) to take all of the actions contemplated by Section 2.2 hereto.

        SECTION 3.4    Authority.     The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby (other than receipt of the Company Requisite Vote (as defined herein) and the filing with the Secretary of State of the State of Delaware of the Certificate of First Merger and the Certificate of Second Merger as required by the DGCL). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by Parent and the Merger Subs, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law). The Board has approved and declared advisable this Agreement and the transactions contemplated hereby, which declaration has not been withdrawn or rescinded as of the date hereof.

        SECTION 3.5    No Conflict; Required Filings and Consents.

          (a)   The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (i) conflict with or violate the Certificate of Incorporation or By-laws of the Company or any of its Subsidiaries, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (v) of subsection (b) below have been obtained, and all filings described in such clauses have been made, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which its or any of their respective properties are bound, (iii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, bond, debenture, note, option, warrant, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature (each, a "Contract") to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or any of their respective properties are bound or (iv) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the assets, properties or rights of either the Company or any of its Subsidiaries or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any Licenses held by the Company or any of its Subsidiaries, except, in the case of clauses (ii), (iii) and (iv), for any such conflict, violation, breach, default, loss, right or other occurrence which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (b)   The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not require any consent, approval, order, authorization or permit of, action or waiver by, filing with or notification to, any governmental or regulatory (including stock exchange) authority, agency, court, commission or other governmental body in any jurisdiction anywhere in the world (each, a "Governmental Entity"), except for (i) applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder (including the filing of the Proxy Statement (as defined herein)), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the applicable requirements of the NZX under the NZX Rules and the Financial Markets Conduct Act 2013, (iii) the filing with the Secretary of State of the State of Delaware of the Certificate of First Merger and Certificate of Second Merger as required by the DGCL, (iv) the applicable requirements of antitrust or other competition Laws of jurisdictions other than the United States or investment Laws relating to foreign ownership ("Foreign Antitrust Laws") and (v) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not (A) prevent or materially delay the Company from performing its obligations under this Agreement or the consummation by the Company of the transactions contemplated hereby or (B) individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        SECTION 3.6    Compliance.

          (a)   Since March 15, 2013, neither the Company nor any of its Subsidiaries is or has been in violation of any federal, state, local or foreign law, statute or ordinance, common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity (collectively, "Laws") applicable to the Company or any of its Subsidiaries or by which its or any of their respective properties are bound, except for any such violation which would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.

          (b)   Since March 15, 2013, the Company and its Subsidiaries are and have been in compliance with the terms of all permits, licenses, authorizations, exemptions, orders, consents, approvals and franchises ("Licenses") from Governmental Entities required to conduct their respective businesses as now being conducted, with such exceptions as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries taken as a whole. No suspension or cancellation of any material Licenses is pending or, to the Knowledge of the Company, threatened.

          (c)   Since March 15, 2013, neither the Company nor any of its Subsidiaries has received any warning letter or other notice from any Governmental Entity alleging any material violation or potential violation by the Company or any of its Subsidiaries of any applicable Law, and none of the Company or its Subsidiaries is in material default with respect to any order, writ, judgment, award, injunction or decree of any national, federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to any of its assets, properties or operations. No investigation by any Governmental Entity of the Company or any of its Subsidiaries is pending, or, to the Knowledge of the Company, threatened.

        SECTION 3.7    SEC Reports; NZX Compliance; Financial Statements; Undisclosed Liabilities.

          (a)   The Company and its Subsidiaries have filed or otherwise transmitted all forms, reports, statements, certifications and other documents (including all exhibits and other information incorporated therein, and amendments and supplements thereto) required to be filed by them with the Securities and Exchange Commission (the "SEC") since March 15, 2013 (all such forms, reports, statements, certificates and other documents filed since March 15, 2013, including any amendments thereto, collectively, the "SEC Reports"). As of their respective dates, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, the SEC Reports complied, and each of the SEC Reports filed subsequent to the date of this Agreement will comply, in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as the case may be, and the applicable rules and regulations promulgated thereunder. As of the time of filing with the SEC, none of the SEC Reports so filed or that will be filed subsequent to the date of this Agreement contained or will contain, as the case may be, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that the information in such SEC Reports has been amended or superseded by a later SEC Report filed prior to the date of this Agreement.

          (b)   The Company has complied and is in compliance in all material respects with the NZX Rules. The Company and its Subsidiaries have filed or otherwise transmitted all forms, reports, statements, certifications and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) required to be filed by them with the NZX since March 15, 2013 (all such forms, reports, statements, certificates and other documents filed since March 15, 2013, including any amendments thereto, collectively, the "NZX Reports"). As of their respective dates, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, the NZX Reports complied, and each of the NZX Reports filed subsequent to the date of this Agreement will comply, in all material respects with the applicable requirements of the NZX Rules. As of the time of filing with the NZX, none of the NZX Reports so filed or that will be filed subsequent to the date of this Agreement contained or will contain, as the case may be, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that the information in such NZX Reports has been amended or superseded by a later NZX Report filed prior to the date of this Agreement.

          (c)   The audited consolidated financial statements of the Company (including any related notes thereto) included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC (and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 to be filed with the SEC), comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries at the respective dates thereof and the consolidated statements of operations and comprehensive income, cash flows and changes in stockholders' equity for the periods indicated. The unaudited consolidated financial statements of the Company (including any related notes thereto) for all interim periods included in the Company's quarterly reports on Form 10-Q filed with (or to be filed with) the SEC since December 31, 2014 comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated statements of operations and comprehensive income and cash flows for the periods indicated (subject to normal period-end audit adjustments, which are not material).

          (d)   The Company has established and maintains disclosure controls and procedures (as such terms are defined in Rule 13a-15 under the Exchange Act), which are effective in ensuring that information required to be disclosed by the Company in the SEC Reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms.

          (e)   The Company has established and maintains a system of internal controls over financial reporting (as such term is defined in Rule 13a-15 under the Exchange Act), which are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of management and the Board and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its Subsidiaries that could have a material effect on such financial statements.

          (f)    Since January 1, 2014, neither the Company nor, to the Knowledge of the Company, the Company's independent auditors has identified or been made aware of (A) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company and its Subsidiaries, in each case which has not been subsequently remediated, or (B) any fraud that involves the Company's management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company and its Subsidiaries.

          (g)   Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand (such as any arrangement described in Section 303(a)(4) of Regulation S-K under the Securities Act)), where the result, purpose or effect of such arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company's consolidated financial statements.

          (h)   Except (i) as reflected, accrued or reserved against in the financial statements (or as disclosed in the notes thereto) included in the Company's Quarterly Report on Form 10-Q filed with the SEC prior to the date of this Agreement for the quarter ended September 30, 2015 (the "Most Recent Financial Statements"); (ii) for liabilities or obligations incurred in the ordinary course of business consistent with past practice since September 30, 2015; (iii) for liabilities or obligations which have been discharged or paid in full prior to the date of this Agreement and (iv) for liabilities or obligations incurred pursuant to the transactions contemplated by this Agreement, neither the Company nor any of its Subsidiaries has any liabilities, commitments or obligations of any nature, asserted or unasserted, known or unknown, absolute or contingent, whether or not accrued, matured or un-matured or otherwise, whether or not required, if known, by GAAP to be reflected in a consolidated balance sheet or disclosed in the notes thereto, other than those which have not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        SECTION 3.8    Absence of Certain Changes or Events.

          (a)   Since September 30, 2015, (i) except in connection with the transactions contemplated by this Agreement, the Company and its Subsidiaries have conducted their business in the ordinary course of business consistent with past practice and (ii) there has not been a Material Adverse Effect.

          (b)   Since September 30, 2015 through the date hereof, neither the Company nor any of its Subsidiaries has taken any action that would be prohibited by clauses (iii), (iv), (v), (vi), (viii), (ix), (x), (xi), (xii), (xiii), (xv) or (xvii) (in the case of xvii, only as applicable to clauses (iii), (iv), (v), (vi), (viii), (ix), (x), (xi), (xii), (xiii) and (xv)) of Section 5.1 if proposed to be taken after the date hereof.

        SECTION 3.9    Absence of Litigation.     There are no suits, claims, actions, proceedings, arbitrations, mediations or investigations pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that would, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree or award, with such exceptions as would not, individually or in the aggregate, reasonably be expected to give rise to a liability that is material to the Company and its Subsidiaries, taken as a whole.

        SECTION 3.10    Employee Benefit Plans.

          (a)   Section 3.10(a) of the Company Disclosure Schedule contains a true and complete list, as of the date of this Agreement, of each material Company Plan. For purposes of this Agreement, the term "Company Plan" shall mean any "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder ("ERISA")), and each other compensation and benefits plan, policy, program or arrangement, including multiemployer plans within the meaning of Section 3(37) of ERISA, and each other stock purchase, stock option, restricted stock, severance, retention, employment, consulting, change-of-control, collective bargaining, bonus, incentive, deferred compensation, employee loan, fringe benefit and other benefit plan, agreement, program, policy, or arrangement, whether or not subject to ERISA, whether oral or written, in each case that is sponsored, maintained, contributed or required to be contributed to, by the Company or its Subsidiaries, or under which the Company or any Subsidiary has any current or potential liability.

          (b)   With respect to each material Company Plan, the Company has made available to Parent a current, accurate and complete copy thereof and, to the extent applicable, (i) any related trust agreement or other funding instrument, (ii) the most recent determination letter, if any, received from the Internal Revenue Service (the "IRS"), (iii) the current summary plan description and any material modifications thereto, (iv) the most recent annual financial and actuarial reports and (v) the most recent written results of all required discrimination testing. Each Company Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS and, to the Knowledge of the Company, nothing has occurred since the date of such letter which would reasonably be expected to materially adversely affect such qualification.

          (c)   Each Company Plan has been established, administered and funded, in all material respects, in accordance with its terms and in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended and the rules and regulations promulgated thereunder (the "Code"), and other applicable Laws, rules and regulations. All premiums due or payable with respect to insurance policies funding any Company Plan have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the Company's Most Recent Financial Statements. No actions, suits, investigation or claims (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened, in each case, against any Company Plan or the Company (or any of its Subsidiaries) in respect of any Company Plan, or, to the Knowledge of the Company, the assets of any of the trusts under such plans or the plan sponsor or the plan administrator, or against any fiduciary of the Company Plans with respect to the operation of such plans.

          (d)   None of the Company, or any ERISA Affiliate has within the preceding six years sponsored, maintained, contributed to, or been obligated to contribute to a plan (i) subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code, (ii) a "multiemployer plan" as defined in Section 3(37) of ERISA, or (iii) a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA. None of the Company Plans provide retiree health or life insurance benefits except as may be required by Section 4980B of the Code and Section 601 of ERISA, any other applicable Law or at the expense of the participant or the participant's beneficiary.

          (e)   Except as set forth in Section 3.10(e) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event): (i) entitle any employee, consultant or officer of the Company or any of its Subsidiaries to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement or as required by applicable Law, (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee, consultant or officer, except as expressly provided in this Agreement, (iii) result in any payment becoming due, or increase the amount of any compensation or benefits due, to any Employee or consultant or with respect to any Company Plan or (iv) increase any benefits otherwise payable under any Company Plan.

          (f)    Except as set forth in Section 3.10(f) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) result in the payment of any amount that would, individually or in combination with any other such payment, reasonably be expected to be an "excess parachute payment" within the meaning of Section 280G of the Code.

          (g)   Each Company Plan that is a "nonqualified deferred compensation plan" (as defined in Section 409A(d)(1) of the Code) is in documentary compliance with, and has since January 1, 2005, been administered in all material respects in compliance with Section 409A of the Code.

          (h)   All Company Plans subject to the laws of any jurisdiction outside of the United States (i) if they are intended to qualify for special tax treatment, meet all requirements for such treatment, and (ii) if they are intended to be funded and/or book-reserved, are fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions.

          (i)    The per share exercise price of each Option was not less than the fair market value of a Company Share on the date on which the grant of such Option was duly authorized and effective in accordance with its terms.

        SECTION 3.11    Labor and Employment Matters.

          (a)   Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract with any labor organization or other representative of any Company Employees, nor is any such agreement presently being negotiated by the Company and, to the Knowledge of the Company, there are not any pending activities or proceedings of any labor union to organize any such employees. Additionally, (i) there is no unfair labor practice charge or complaint pending before any applicable Governmental Entity against the Company or any of its Subsidiaries or any employee or other service provider thereof with respect to their employment or service for the Company or any of its Subsidiaries, (ii) there is no labor strike, material slowdown or material work stoppage or lockout pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has experienced any strike, material slowdown or material work stoppage, lockout or other collective labor action by or with respect to its employees within the past three (3) years, (iii) there is no representation claim or petition pending before any applicable Governmental Entity with respect to the Company or any of its Subsidiaries, and (iv) there are no charges against the Company or any of its Subsidiaries pending before any applicable Governmental Entity responsible for the prevention of unlawful employment practices.

          (b)   Each of the Company and each of its Subsidiaries is, and, except where the applicable statute of limitations has expired, has been, in compliance in all material respects with all applicable Laws relating to employment of labor, including all applicable Laws relating to wages, hours, overtime, collective bargaining, employment discrimination, civil rights, safety and health, workers' compensation, pay equity, classification of employees and independent contractors, and the collection and payment of withholding and/or social security Taxes.

          (c)   Within the past three (3) years, none of the Company or any of its Subsidiaries has effectuated a "plant closing" or "mass layoff" (as defined in the United States Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Law) or taken any other action that would trigger notice or liability under any state, local or foreign plant closing notice Law.

          (d)   To the Knowledge of the Company, no employee of the Company or its Subsidiaries is bound by any contract (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any applicable Governmental Entity that would materially restrict such Person from performing their duties to the Company or its Subsidiaries or that would materially conflict with the Company's or any of its Subsidiaries' business as currently conducted.

        SECTION 3.12    Insurance.     (a) All material insurance policies of the Company and its Subsidiaries are in full force and effect and provide insurance in such amounts and against such risks as is sufficient to comply with applicable Law, (b) neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of such insurance policies, (c) no notice of cancellation or termination has been received with respect to any such policy, other than such notices which are received in the ordinary course of business and (d) no denial of coverage or reservation of rights with respect to any material claim made pursuant to any such insurance policy has been received.

        SECTION 3.13    Title to Assets; Real Properties.

          (a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company or one of its Subsidiaries has good title to all the material assets (other than capitalized or operating assets) reflected in the latest audited balance sheet included in the SEC Reports as being owned by the Company or one of its Subsidiaries or acquired after the date thereof that are material to the Company's business on a consolidated basis (except assets sold or otherwise disposed of since the date thereof in the ordinary course of business consistent with past practice), free and clear of all Liens, except Permitted Liens.

          (b)   Section 3.13(b) of the Company Disclosure Schedule lists all real property (other than storage facilities) currently leased or subleased by the Company or any of its Subsidiaries or otherwise used or occupied by the Company or any of its Subsidiaries (the "Leased Real Property"). The Company has made available to Parent and the Merger Subs copies (which are true and complete in all material respects) of all leases, lease guaranties, subleases, licenses, and agreements for the leasing, use, or occupancy of, or otherwise granting a right in the Leased Real Property, including all amendments, supplements, modifications, replacements, and restatements of the foregoing (collectively, the "Leases"), which are described on Section 3.13(b) of the Company Disclosure Schedule, and none of the Leases have been modified in any respect, except as described thereon. Further, (i) each Lease is valid and binding on the Company and each of its Subsidiaries party thereto and, to the Knowledge of the Company, each other party thereto and is in full force and effect; (ii) there is no material breach or default under any Lease by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto; (iii) no event has occurred that with or without the lapse of time or the giving of notice or both would constitute a material breach or default under any Lease by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto; (iv) the Company or one of its Subsidiaries that is either the tenant or licensee named under the Lease has a good and valid leasehold interest in each parcel of real property which is subject to a Lease and is in possession of the properties purported to be leased or licensed thereunder; (v) there are no unresolved material disputes under any Lease; (vi) neither the Company nor any of its Subsidiaries are obligated to pay any material brokerage commission in connection with any Lease; and (vii) neither the Company nor any of its Subsidiaries have subleased, licensed or otherwise granted any Person the right to use or occupy any portion of any material Leased Real Property.

          (c)   The Company and its Subsidiaries do not own any real property.

        SECTION 3.14    Tax Matters.

          (a)   (i) All income and other material Tax Returns required to be filed by the Company and its Subsidiaries prior to the date hereof have been properly and timely filed (except those under valid extension) and all such Tax Returns are true and accurate, (ii) all material Taxes required to be paid (whether or not shown to be due on such Tax Returns) have been paid, (iii) neither the Company nor any of its Subsidiaries has received written notice of any claim with respect to, any Taxes, (iv) there are no Liens for Taxes (other than Taxes not yet due and payable or Taxes being contested in good faith in appropriate Proceedings) upon any of the assets of the Company or any of its Subsidiaries, (v) neither the Company nor any of its Subsidiaries (A) has been a member of an Affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company), (B) has any liability for the Taxes of any Person (other than the Company, or any Subsidiary of the Company) under Treasury regulation section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or (C) is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement, (vi) the Company and each of its Subsidiaries has collected all material sales and use Taxes required to be collected and, with respect to such amounts that are required to be remitted prior to the Closing, has remitted such amounts to the appropriate Tax authorities, (vii) neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, and (viii) neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing as a result of any: (A) change in method of accounting for a taxable period ending on or prior to the Closing; (B) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing; (C) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) occurring or arising prior to the Closing; (D) installment sale or open transaction disposition made on or prior to the Closing; or (E) prepaid amount received on or prior to the Closing.

          (b)   For purposes of this Agreement:

              (i)  "Taxes" shall mean any taxes of any kind, including those on or measured by or referred to as income, gross receipts, capital, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Entity, domestic or non-U.S.; and

             (ii)  "Tax Return" shall mean any return, report or statement required to be filed with any Governmental Entity with respect to Taxes, including any schedule or attachment thereto or amendment thereof.

        SECTION 3.15    Proxy Statement.     None of the information in the Proxy Statement to be sent to the stockholders of the Company in connection with the Stockholders Meeting will, on the date it is filed, on the date it is first mailed to the stockholders of the Company and at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will, at the time of the Stockholders Meeting, comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied in writing by Parent or the Merger Subs or any of their respective Representatives which is contained or incorporated by reference in the Proxy Statement.

        SECTION 3.16    Opinion of Financial Advisor.     The Board has received the opinion of Jefferies LLC, (the "Financial Advisor"), dated as of the date of this Agreement, to the effect that, as of such date, and subject to the assumptions and qualifications set forth therein, the Common Stock Merger Consideration is fair, from a financial point of view, to the holders of Common Stock. The

Company will provide Parent with a true and correct copy of such opinion, solely for informational purposes after receipt thereof by the Company.

        SECTION 3.17    Brokers.     No agent, broker, finder, investment banker or similar intermediary (other than the Financial Advisor, information with respect to whose fees payable in connection with the transactions contemplated hereby has been provided to Parent) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has provided Parent with true and correct copies of any engagement letter or similar Contract between the Company and the Financial Advisor relating to the transactions contemplated by this Agreement, including all amendments or modifications thereto.

        SECTION 3.18    Intellectual Property.

          (a)   Section 3.18 of the Company Disclosure Schedule identifies: (i) each item of Registered IP owned by the Company or any of its Subsidiaries and (ii) all products currently marketed, distributed or sold or in current plans to be marketed, distributed or sold by the Company or any of its Subsidiaries as of the date of this Agreement (the "Company Products"). All such material Registered IP is valid, subsisting and enforceable.

          (b)   Company and its Subsidiaries own and possess all right, title and interest in and to all material Company IP it owns or purports to own, and has the valid right to use all other material Company IP.

          (c)   Each Company Employee who contributed or may contribute to the creation or development of any Company Products or Intellectual Property Rights for the Company has signed an agreement effectively assigning to the Company all of such Company Employee's rights in such contribution that the Company does not already own by operation of law.

          (d)   Neither the Company Products nor the operation of the business of the Company or its Subsidiaries infringes, misappropriates, dilutes or otherwise violates, or has infringed misappropriated, diluted or otherwise violated, any Intellectual Property Rights of any other Person. To the Knowledge of the Company, no other Person is infringing, misappropriating, diluting or otherwise violating, or has infringed, misappropriated, diluted or otherwise violated, any Company Products or other Company IP owned by the Company or its Subsidiaries.

          (e)   No Company Product is distributed with any software that is licensed pursuant to an open source, public-source, freeware or other third party license agreement that requires the Company or any of its Subsidiaries to disclose or license any proprietary source code that embodies material Company IP for any Company Product, or that requires any Company Product to be made available at no charge.

          (f)    The Company and its Subsidiaries possess all source code for the Company Products and other materials necessary for or used in the development and maintenance of Company Products. Neither the Company nor any of its Subsidiaries has disclosed or delivered to any other Person, or permitted the disclosure or delivery to any other Person, of any source code for the Company Products or other material trade secrets of the Company and its Subsidiaries.

          (g)   The Company and each of its Subsidiaries have taken all commercially reasonable steps to protect the Company's and its Subsidiaries' rights in the Company's or its Subsidiaries' confidential information and material trade secrets, and any trade secrets or confidential information of third Persons provided to the Company or any of its Subsidiaries that it is required to protect.

          (h)   The Company and each of its Subsidiaries maintain commercially reasonable policies and procedures regarding data security, privacy, data transfer and the use of data. The Company and its Subsidiaries are in compliance in all material respects with all such policies.

          (i)    All computer hardware and software systems used or relied upon by the Company and its Subsidiaries in the conduct of the business of the Company and its Subsidiaries (the "Business Systems") are materially sufficient for the current needs of such business subject to ongoing maintenance and planned hardware and software system upgrades, and are subject to commercially reasonable disaster recovery and business continuity procedures. In the last twelve (12) months, there has not been any material failure with respect to any of the Business Systems that has not been remedied or replaced in all material respects. The Company and its Subsidiaries have purchased and paid in full for a sufficient number of licenses for the operation of such Business Systems as operated on the date hereof, except for any discrepancies that are not reasonably expected, individually or in the aggregate, to result in a material liability to the Company and its Subsidiaries, taken as a whole.

        SECTION 3.19    Material Contracts.

          (a)   Section 3.19 of the Company Disclosure Schedule sets forth a complete and accurate list of all Material Contracts to or by which the Company or any of its Subsidiaries is a party as of the date of this Agreement and that are not filed as exhibits to the SEC Reports filed after March 15, 2013, and prior to the date of this Agreement. For purposes of this Agreement, "Material Contract" means any of the following Contracts to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties or assets is bound (other than Company Plans):

              (i)  any "material contract" (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC), with respect to the Company and its Subsidiaries, taken as a whole;

             (ii)  any employment, management, severance, retention, transaction bonus, change in control, consulting, relocation, repatriation or expatriation Contract not terminable at will by the Company or one of its Subsidiaries pursuant to which the Company or one of its Subsidiaries has continuing obligations as of the date of this Agreement with any current or former executive officer or member of the Board;

            (iii)  any Contract containing any covenant or other provision (A) limiting the right of the Company or any of its Subsidiaries to engage in any line of business or territory or to compete with any Person in any line of business or territory; (B) prohibiting the Company or any of its Subsidiaries from engaging in any business with any Person or levying a fine, charge or other payment for doing so; (C) containing "most favored nation," "exclusivity" or similar provisions; or (D) including any non-solicit or non-hire provision, other than ordinary course employee non-solicit agreements;

            (iv)  any Contract entered into in since March 15, 2013, (A) relating to the disposition or acquisition of assets, the aggregate value of which, in each case, is in excess of US$200,000 by the Company or any of its Subsidiaries, other than Contracts related to data centers or other information technology assets in the ordinary course of business under which neither party has any material continuing obligations; or (B) pursuant to which the Company or any of its Subsidiaries has or may acquire any ownership interest in any other Person or other business enterprise other than any Subsidiary of the Company;

             (v)  other than capital leases in connection with equipment in the ordinary course of business, any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the borrowing of money or extension of credit or other Indebtedness, in each case in excess of US$200,000 individually or US$1,000,000 in the aggregate, other than (A) accounts receivables and payables in the ordinary course of business, (B) loans to Subsidiaries of the Company in the ordinary course of business, and (C) extensions of credit to customers in the ordinary course of business;

            (vi)  any Contract providing for the payment, increase or vesting of any benefits or compensation in connection with the Merger (other than Contracts evidencing Company Options, RSUs, PSUs and other equity grant agreements entered into pursuant to the Company Stock Plans);

           (vii)  any Contract that is a settlement or similar Agreement that imposes material obligations on the Company or any of its Subsidiaries after the date of this Agreement or that does not include a full and complete release of the Company without admission of any liability;

          (viii)  any Contract that involves a joint venture, limited liability company or partnership with any third Person;

            (ix)  any Contract pursuant to which the Company, any of its Subsidiaries, or any other party thereto has material continuing obligations, rights or interests relating to the research or development of, or collaboration with respect to, any product of the Company for which the Company or any of its Subsidiaries is currently engaged in research or development, excluding (A) non-disclosure agreements (B) Contracts with contractors or vendors providing services to the Company or any of its Subsidiaries under which all intellectual property developed is owned exclusively by the Company and (C) Contracts with employees in the ordinary course of business, under which intellectual property developed by such employee is owned exclusively by the Company;

             (x)  any Contract providing for indemnification or guarantee of the obligations of any other Person that would be material to the Company and its Subsidiaries, taken as a whole, other than indemnification provisions in Contracts entered into with customers in the ordinary course of business;

            (xi)  any material Contract pertaining to the acquisition, disposition or use of Company IP (other than for the use of commercially available, off-the-shelf software or non-exclusive Contracts with customers in the ordinary course of business) or granting an exclusive license of Company IP to a third party;

           (xii)  any financial derivatives master agreement or confirmation, or futures account opening agreements and/or brokerage statements, evidencing financial hedging or similar trading activities;

          (xiii)  any voting agreement or registration rights agreement relating to any securities of the Company;

          (xiv)  any Lien on any material property or assets of the Company or any of its Subsidiaries;

           (xv)  any customer or client Contract (or series of related Contracts) that involved revenues in fiscal year 2015 in excess of US$150,000;

          (xvi)  any supply or vendor Contract (or series of related Contracts) that involved payments by the Company or any of its Subsidiaries in fiscal year 2015 in excess of US$250,000; and

         (xvii)  any Contract that restricts or otherwise limits the payment of dividends or other distributions on equity securities.

          (b)   Each of the Material Contracts is valid, binding and enforceable against the Company and each of its Subsidiaries party thereto and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, with such exceptions as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries taken as a whole. There is no default under any Material Contract by the Company or any of its Subsidiaries and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or any of its Subsidiaries, with such exceptions as would not, individually or in the aggregate, reasonably be expected to give rise to a liability that is material to the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice of termination or cancellation under any Material Contract or received any written or, to the Knowledge of the Company, oral notice of breach or default in any material respect under any Material Contract which breach has not been cured, with such exceptions as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.

          (c)   Copies of all such Material Contracts that are true and complete in all material respects (including all exhibits, schedules and amendments thereto) disclosed in Section 3.19(a) of the Company Disclosure Schedule have been (i) publicly filed with the SEC and are publicly available as of the date hereof or (ii) made available to Parent.

        SECTION 3.20    Company Requisite Vote; Takeover Statutes.

          (a)   Assuming the accuracy of the representations and warranties of Parent and the Merger Subs in Sections 4.9 and 4.10, the affirmative vote of (i) the holders of at least sixty percent (60%) of the then outstanding Preferred Shares, consenting or voting separately as a class and (ii) the holders of a majority in voting power of the outstanding Preferred Shares and outstanding Common Shares, voting as one class, are the only vote of holders of any class of securities of the Company which is required to adopt this Agreement (the "Company Requisite Vote").

          (b)   Assuming the accuracy of the representations and warranties of Parent and the Merger Subs set forth in Sections 4.9 and 4.10, no "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation or any anti-takeover provision in the Certificate of Incorporation or By-Laws is applicable to the Company, the Shares, the Merger or the other transactions contemplated hereby.

        SECTION 3.21    Related Party Transactions.     Other than as disclosed in the Company's definitive proxy statement in connection with its 2015 annual meeting of stockholders and except for indemnification, compensation, employment or other similar arrangements between the Company or any of its Subsidiaries, on the one hand, and any director or officer thereof, on the other hand (each of which has been disclosed and a copy provided to Parent), there are no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director or officer) thereof, but not including any wholly-owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2015, or its proxy statement pertaining to an annual meeting of stockholders.

        SECTION 3.22    Data Privacy and Security.

          (a)   Except as set forth on Section 3.22(a) of the Company Disclosure Schedule, the Company and each of its Subsidiaries have implemented and followed in all material respects commercially reasonable physical, technical, organizational, and administrative security measures, policies, and procedures that are designed to: (i) mitigate potential security risks with respect to the Company's services; (ii) comply with the Data Privacy Requirements, (iii) identify security breach risks relating to the Company's information technology systems, (iv) prevent security breaches, (v) identify, document, and remediate actual or suspected security breaches relating to the Company's information technology systems and the Company's services, and (vi) at least annually, train all employees, consultants, agents, and contractors of the Company and each of its Subsidiaries applicable to their service to the Company, in (A) their responsibilities relating to compliance with Data Privacy Requirements, and (B) recognizing and minimizing security breach risks relating to the Company's information technology systems, the Company's services, and any customer data held by the Company and each of its Subsidiaries.

          (b)   No complaint, claim, enforcement action, or litigation that alleges any non-compliance by the Company or any of its Subsidiaries with any applicable Data Privacy Requirement has been served on or, to the Knowledge of the Company, initiated against the Company or any of its Subsidiaries and the Company and each of its Subsidiaries have not received any subpoenas, demands, or other written notices from any Governmental Entity investigating, inquiring into, or otherwise relating to any actual or alleged violation of any Data Privacy Requirement and, to the Knowledge of the Company, the Company and each of its Subsidiaries are not under investigation by any Governmental Entity for any actual or potential violation of any Data Privacy Requirement.

          (c)   The Company and each of its Subsidiaries have not experienced any security breaches within the past three (3) years that would require law enforcement or Governmental Entity notification, or any remedial action under any applicable Data Privacy Requirement. To the Knowledge of the Company, the Company and each of its Subsidiaries are not the subject of any pending or threatened complaint, action, fine, or penalty in connection with any such data security breaches experienced by the Company and each of its Subsidiaries.

          (d)   The Company and each of its Subsidiaries are in material compliance with the Data Privacy Requirements related to international data transfer, except for transfers of data made from EU member countries. With respect to the transfer of data made from EU member countries, prior to October 6, 2015, the Company and each of its Subsidiaries had been in material compliance with the Data Privacy Requirements related to such transfer.

          (e)   The Company and each of its Subsidiaries require their vendors and other third parties to safeguard Personal Data and the Company's services to at least the same degree that the Company and its Subsidiaries provide.

        SECTION 3.23    Export Controls; Anti-Corruption; Anti-Money Laundering.

          (a)   None of the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of the Representatives of the Company or any of its Subsidiaries, has, since January 1, 2011, taken any action that would cause any of the foregoing to be in violation of any of the applicable provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. § 78dd-1, et seq.) (the "FCPA"), the U.S. Travel Act, U.K. Bribery Act of 2010, Organization of Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and all applicable anti-bribery, anti-corruption and anti-money laundering laws (collectively, hereinafter, the "Anti-Corruption Laws").

          (b)   Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of the Representatives of the Company or any of its Subsidiaries, has, directly or indirectly, made, offered, promised or authorized, or caused to be made, offered, promised or authorized, and will not make, offer, promise or authorize, or cause to be made, offered, promised or authorized, any payment, contribution, gift or favor of anything of value, including but not limited to money, property or services, (i) as a kickback, gratuity or bribe to any foreign official as defined in the FCPA, or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office, except for personal political contributions not involving the use of funds of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of the Representatives of the Company or any of its Subsidiaries (i) is under investigation for any potential violation of the Anti-Corruption Laws, or (ii) has received any notice or other communication (in writing or otherwise) from any Governmental Entity regarding any actual, alleged, or potential violation of, or failure to comply with, any Anti-Corruption Laws.

          (c)   Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of the Representatives of the Company or any of its Subsidiaries, is (i) a Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC") or the U.S. Department of State, (ii) a Person operating, organized or resident in a country or region which is itself the subject or target of any Sanctions ("Sanctioned Country") (presently, Cuba, Iran, North Korea, Sudan, Syria and the Crimea region of Ukraine), or (iii) any Person owned or controlled by any Person or Persons specified in (i) or (ii) above or otherwise the target of Sanctions (together, "Sanctioned Persons"). The Company and, to the Knowledge of the Company, each Related Person of the Company, are in compliance with applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Company or any Representative of the Company being designated as a Sanctioned Person. Neither the Company nor any Subsidiary of the Company is engaged directly in any business or transactions with any Sanctioned Person or in any Sanctioned Country, or knowingly engaged in any indirect business or transactions with any Sanctioned Person or in any Sanctioned Country in any manner that would result in the violation of Sanctions by the Company and its Subsidiaries.

          (d)   The Company is in compliance in all material respects with applicable export and re-export control laws and regulations, including the Export Administration Regulations maintained by the U.S. Department of Commerce and OFAC.

          (e)   (i) The Company and each of its Subsidiaries are in compliance in all material respects with all anti-money laundering laws, rules, regulations and orders of jurisdictions applicable to the Company and its Subsidiaries (collectively, "AML Laws"), including without limitation, the USA PATRIOT Act and (ii) no Action involving the Company or any of its Subsidiaries, with respect to AML Laws, is currently pending or, to the knowledge of the Company, threatened which in each case would be reasonably expected to result in a material violation of this representation.

        SECTION 3.24    Powers of Attorney.     Section 3.24 of the Company Disclosure Schedule sets forth a true, correct and complete list, as of the date hereof, of the names of each Person holding a power of attorney or agency authority from the Company or any of its Subsidiaries.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF
PARENT AND MERGER SUB

        Parent and each Merger Sub hereby, jointly and severally, represent and warrant to the Company that, except as set forth on the disclosure schedule delivered by Parent and the Merger Subs to the Company prior to the execution of this Agreement (the "Parent Disclosure Schedule"):

        SECTION 4.1    Organization.     Each of Parent and each Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of Delaware and has the requisite corporate power and authority to own, operate or lease its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power or authority would not prevent, materially delay or materially impede the consummation of the transactions contemplated by this Agreement. Prior to the date hereof, Parent has provided to the Company the name of the "ultimate parent entity" of Parent and the Merger Subs for purposes of obtaining the approvals of the Governmental Entities contemplated by this Agreement. Neither Parent nor any Merger Sub is in violation of its organizational or governing documents. Neither Parent nor either Merger Sub is in violation of its certificate of incorporation, by-laws or other similar organizational document.

        SECTION 4.2    Authority.     Parent and each Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and each Merger Sub and the consummation by Parent and each Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary action by the Boards of Directors of Parent and the Merger Subs, within twenty-four (24) hours of the execution and delivery of this Agreement by the Merger Subs, will be duly and validly authorized by all necessary action by Parent as the sole stockholder of each of the Merger Subs, and no other corporate proceedings on the part of Parent or the Merger Subs are necessary to authorize this Agreement, to perform their respective obligations hereunder, or to consummate the Merger and the other transactions contemplated hereby (other than the filing with the Secretary of State of the State of Delaware of the Certificate of First Merger and the Certificate of Second Merger as required by the DGCL). This Agreement has been duly and validly executed and delivered by Parent and the Merger Subs and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and each Merger Sub enforceable against each of Parent and each Merger Sub in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

        SECTION 4.3    No Conflict; Required Filings and Consents.

          (a)   The execution, delivery and performance by Parent and the Merger Subs of this Agreement does not, and the consummation of the Merger and the other transactions contemplated hereby, and the compliance with the provisions of this Agreement will not (i) conflict with or violate the respective certificate of incorporation or by-laws (or similar organizational documents) of Parent or the Merger Subs, (ii) assuming that all consents, approvals and authorizations contemplated by clauses (i) through (v) of subsection (b) below have been obtained, and all filings described in such clauses have been made, conflict with or violate any Law applicable to Parent or the Merger Subs or by which any of them or any of their respective properties are bound or (iii) result in any Lien or any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any right of termination, cancellation, amendment or acceleration of, any Contracts to which Parent or the Merger Subs are a party or by which Parent or the Merger Sub or its or any of their respective properties are bound, except, in the case of clauses (ii) and (iii), for any such conflict, violation, breach, default, acceleration, loss, right or other occurrence which would not prevent, materially delay or materially impede the consummation of the Merger and the other transactions contemplated hereby.

          (b)   The execution, delivery and performance of this Agreement by each of Parent and each Merger Sub and the consummation of the transactions contemplated hereby by each of Parent and each Merger Sub do not and will not require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity, except for (i) the applicable requirements, if any, of the Exchange Act and the rules and regulations promulgated thereunder, the HSR Act and state securities, takeover and "blue sky" Laws, (ii) the applicable requirements of the NZX under the NZX Rules and the Financial Markets Conduct Act 2013, (iii) the filing with the Secretary of State of the State of Delaware of the Certificate of First Merger and

  Certificate of Second Merger as required by the DGCL, (iv) the applicable requirements of Foreign Antitrust Laws and (v) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not prevent, materially delay or materially impede the consummation of the Merger and the other transactions contemplated hereby.

        SECTION 4.4    Absence of Litigation.     As of the date hereof, there are no suits, claims, actions, proceedings, arbitrations, mediations or investigations pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries, other than any such suit, claim, action, proceeding or investigation that would not prevent, materially delay or materially impede the consummation of the Merger or the other transactions contemplated hereby. As of the date hereof, neither Parent nor any of its Subsidiaries nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree or award that would prevent, materially delay or materially impede the consummation of the Merger or the other transactions contemplated hereby.

        SECTION 4.5    Proxy Statement.     None of the information supplied or to be supplied in writing by Parent or the Merger Subs for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company and at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent and the Merger Subs make no representation or warranty with respect to any information supplied by the Company or any of its Representatives which is contained or incorporated by reference in the Proxy Statement. Parent and the Merger Subs will take all commercially reasonable efforts to supply information necessary for the Proxy Statement as promptly as practicable.

        SECTION 4.6    Brokers.     No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Parent or the Merger Subs.

        SECTION 4.7    Availability of Funds; Financing.

          (a)   As of the date of this Agreement, Parent has delivered to the Company true, correct and complete copies of executed commitment letters, dated as of the date of this Agreement, between Parent and the Guarantors (collectively, the "Equity Commitment Letter") pursuant to which the Guarantors have committed, subject only to the terms and conditions thereof, to invest in Parent, directly or indirectly, the aggregate cash amounts set forth therein (the "Equity Financing"). The Equity Commitment Letter provides that the Company is an express third party beneficiary thereof and the Company is entitled to enforce such agreement, in each case, subject to the terms and conditions thereof.

          (b)   As of the date hereof, (i) the Equity Commitment Letter is in full force and effect and has not been withdrawn or terminated or otherwise amended, supplemented or modified in any respect, (ii) no such amendment, supplement or modification that is or would reasonably be expected to be adverse to the Company is contemplated and (iii) the respective commitments contained therein have not been withdrawn, terminated or rescinded in any respect. As of the date hereof, there are no other Contracts, agreements, side letters or arrangements to which Parent or either Merger Sub is a party relating to the funding or investing, as applicable, of the full amount of the Equity Financing, other than as expressly set forth in the Equity Commitment Letter. The Equity Commitment Letter, in the form so delivered, is a legal, valid and binding obligation of Parent and Merger Sub and the Guarantors, except as such enforceability may be subject to (i) the Laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors' rights generally and (ii) general principles of equity. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of Parent or Merger Sub under any term, or a failure of any condition, of the Equity Commitment Letter, or otherwise result in any portion of the Equity Financing contemplated thereby to be unavailable or delayed. There are no conditions precedent or other contingencies relating to the funding of the full amount of the Equity Financing, other than as set forth in the Equity Commitment Letter. As of the date hereof, neither Parent nor Merger Sub has reason to believe that it could be unable to satisfy on a timely basis any term or condition of the Equity Commitment Letter required to be satisfied by it nor does Parent have Knowledge, as of the date of this Agreement, that any of the Guarantors will not perform their respective funding obligations under the Equity Commitment Letter in accordance with its terms and conditions.

          (c)   As of the date of this Agreement, Parent has delivered to the Company true, correct and complete copies of the executed commitment letter dated as of the date hereof (collectively, the "Debt Commitment Letter"; provided, that for purposes of this Agreement, the Debt Commitment Letter shall also include, after the date hereof, to the extent alternative financing from alternative financial institutions is obtained in accordance with Section 6.17, any commitment letters executed by such alternative financial institutions in respect of such alternative financing) from the Financing Sources referenced therein, including Golub Capital Markets LLC or any affiliate thereof"; provided, that for purposes of this Agreement, the Financing Sources shall also include, after the date hereof, to the extent alternative financing from alternative financial institutions is obtained in accordance with Section 6.17, any such alternative financial institution, together with executed fee letters referenced in the Debt Commitment Letter (collectively, the "Debt Fee Letters") (it being understood that any such fee letter provided to the Company shall be redacted to omit the amount of fees, other numerical amounts and "flex provisions" provided therein and any other customarily redacted provisions provided therein (none of which would adversely affect the amount, conditionality or availability or termination of the Debt Financing)), pursuant to which, and subject only to the terms and conditions expressly set forth therein, the Financing Sources have committed to lend the amounts set forth therein to Parent and/or Merger Subs for the purpose of funding the transactions contemplated by this Agreement (the "Debt Financing" and together with the Equity Financing, the "Financing"); provided, that for purposes of this Agreement, the Debt Financing shall also include, after the date hereof, to the extent alternative financing from alternative financial institutions is obtained in accordance with this Agreement, any such alternative financing). As of the date hereof, other than the Debt Fee Letters, there are no side letters or other agreements, contracts or arrangements (except for customary engagement letters in respect of the Debt Financing and side letters or other agreements, contracts or arrangements expressly set forth in the Debt Commitment Letter) relating to the Debt Commitment Letter.

          (d)   As of the date hereof, (i) the Debt Commitment Letter is in full force and effect and has not been withdrawn or terminated or otherwise amended, supplemented or modified in any respect and (ii) no such amendment, supplement or modification that is or would reasonably be expected to be adverse to the Company is contemplated. As of the date hereof, there are no other Contracts, agreements, side letters or arrangements to which Parent or either Merger Sub is a party relating to the funding or investing, as applicable, of the full amount of the Debt Financing, other than as expressly set forth in the Debt Commitment Letter. The Debt Commitment Letter, in the form so delivered, is a legal, valid and binding obligation of Parent and Merger Subs and, to the Knowledge of Parent, the other parties thereto, except as such enforceability may be subject to (i) the Laws of general application relating to bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors' rights generally and (ii) general principles of equity. No event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of Parent or Merger Subs under any term, or a failure of any condition, of any of the Debt Commitment Letter, or otherwise result in any portion of the

  Debt Financing contemplated thereby to be unavailable or delayed. There are no conditions precedent or other contingencies relating to the funding of the full amount of the Debt Financing, other than as set forth in the Debt Commitment Letter. As of the date hereof, neither Parent nor either Merger Sub has reason to believe that it could be unable to satisfy on a timely basis any term or condition of any of the Debt Commitment Letter required to be satisfied by it, nor does Parent have Knowledge, as of the date of this Agreement, that any of the Financing Sources will not perform the respective funding obligations under the Debt Commitment Letter in accordance with its terms and conditions. Parent and Merger Subs have fully paid any and all commitment fees or other fees that are due and payable on or before the date of this Agreement pursuant to the Debt Commitment Letter and will have fully paid prior to the Closing any and all commitment fees or other fees as they become due and payable after the date of this Agreement pursuant to the Debt Commitment Letter.

          (e)   The net proceeds of the Equity Financing and the Debt Financing, when funded in accordance with the Equity Commitment Letter and the Debt Commitment Letter, together with the Company's and its Subsidiaries' cash on hand, will be, in the aggregate, sufficient to (i) make all payments contemplated by this Agreement in connection with the Merger (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger) and (ii) pay all fees and expenses required to be paid at the Closing by the Company, Parent or the Merger Subs in connection with the Merger.

          (f)    As of the date of this Agreement, none of Guarantors, Parent, the Merger Subs or any of their respective Affiliates has entered into any Contract, arrangement or understanding expressly prohibiting any bank, investment bank or other potential provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any Person in connection with a transaction relating to the Company or any of its Subsidiaries in connection with the Merger.

        SECTION 4.8    Operations and Ownership of Parent and Merger Subs.

          (a)   Each of Parent and each Merger Sub has been formed for the purpose of engaging in the transactions contemplated hereby and prior to the date hereof will have engaged in no other business activities and will have incurred no liabilities or obligations other than as contemplated herein.

          (b)   As of the date of this Agreement, the authorized capital stock of Merger Sub I consists of 1,000 shares of common stock, par value US$0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub I is, and immediately prior to the First Effective Time will be, owned by Merger Sub II.

          (c)   As of the date of this Agreement, the authorized capital stock of Merger Sub II consists of 1,000 shares of common stock, par value US$0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub II is, and immediately prior to the Second Effective Time will be, owned by Parent.

        SECTION 4.9    Ownership of Shares.     As of the date of this Agreement, none of Parent, the Merger Subs or the Guarantors owns (directly or indirectly, beneficially or of record) any Shares and none of Parent, the Merger Subs or their respective Affiliates holds any rights to acquire or vote any Shares except pursuant to this Agreement and the Voting Agreement.

        SECTION 4.10    Certain Agreements.     As of the date of this Agreement, neither Parent or the Merger Subs nor any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any arrangements or other understandings (whether or not binding) with any stockholder (other than any existing limited partner of Guarantor or any of its Affiliates), director, officer or employee of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Merger or (ii) the Second Step Surviving Corporation or any

of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Closing; or (b) pursuant to which any (i) such holder of Shares would be entitled to receive consideration of a different amount or nature than the Merger in respect of such holder's Shares; (ii) such holder of Shares has agreed-except pursuant to the Voting Agreement-to approve this Agreement or vote against any Superior Proposal; or (iii) such stockholder, director, officer or employee of the Company other than the Guarantors has agreed to provide, directly or indirectly, equity investment to Parent, the Merger Subs or the Company to finance any portion of the Merger. Neither Parent nor either Merger Sub is, nor at any time during the last three (3) years has it been, an "interested stockholder" of the Company as defined in Section 203 of the DGCL (other than as contemplated by this Agreement).

        SECTION 4.11    Guarantees.     Concurrently with the execution of this Agreement, the Guarantors have delivered to the Company the Guarantees, dated as of the date hereof, in favor of the Company. The Guarantees are in full force and effect. As of the date hereof, no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of Guarantors pursuant to the Guarantees.

        SECTION 4.12    Vote/Approval Required.     No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve this Agreement or the Merger or the transactions contemplated hereby. The vote or consent of Parent as the sole stockholder of each of Merger Subs is the only vote or consent of the holders of any class or series of capital stock of the Merger Subs necessary to approve this Agreement or the Merger or the transactions contemplated hereby.

        SECTION 4.13    Solvency.     As of the Closing and immediately after giving effect to the transactions contemplated by this Agreement (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger and all related fees and expenses of Parent, the Merger Subs, the Company and their respective Subsidiaries in connection therewith and the Debt Financing), and assuming (a) satisfaction of the conditions to the obligations of Parent and the Merger Subs to consummate the transactions contemplated by this Agreement, (b) the accuracy of the representations and warranties of the Company set forth herein and the performance of the Company of its obligations hereunder in all respects, and (c) that any estimates, projections, forecasts, forward-looking information or business plans of the Company and its Subsidiaries that have been provided by the Company to Parent prior to the date hereof were prepared based upon assumptions that were, at the time made, and continue to be, at the Effective Time, reasonable, (A) the amount of the "fair saleable value" of the assets of each of the Second Step Surviving Corporation and its Subsidiaries will exceed (x) the value of all liabilities of the Second Step Surviving Corporation and such Subsidiaries, including contingent and other liabilities; and (y) the amount that will be required to pay the probable liabilities of each of the Second Step Surviving Corporation and its Subsidiaries on their existing debts (including contingent liabilities) as such debts become absolute and matured; (B) each of the Second Step Surviving Corporation and its Subsidiaries will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged; and (C) each of the Second Step Surviving Corporation and its Subsidiaries will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of the foregoing, "not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged" and "able to pay its liabilities, including contingent and other liabilities, as they mature" means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

        SECTION 4.14    No Other Information; Non-Reliance.

          (a)   Parent and the Merger Subs acknowledge that the Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in Article III. The representations and warranties set forth in Article III are made solely by the Company, and no Representative of the Company shall have any responsibility or liability related thereto.

          (b)   Each of Parent and each Merger Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on (except with regards to the representations and warranties made in Section 4.13 hereof):

              (i)  any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Merger Sub or any of their respective Affiliates or Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Merger, in connection with presentations by the Company's management or in any other forum or setting; or

             (ii)  the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V.

CONDUCT OF BUSINESS PENDING THE MERGER

        SECTION 5.1    Conduct of Business of the Company Pending the Merger.     Between the date of this Agreement and the First Effective Time, except as otherwise expressly contemplated or required by this Agreement, as set forth in Section 5.1 of the Company Disclosure Schedule, as required by Law or unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), (a) the Company shall and shall cause its Subsidiaries to conduct the business of the Company and its Subsidiaries in its ordinary course of business and use their commercially reasonable efforts to preserve substantially intact its business organization and material business relationships, and (b) the Company shall not and shall cause its Subsidiaries not to:

            (i)  amend or otherwise change its Certificate of Incorporation or By-laws or any similar governing instruments;

           (ii)  issue, grant, deliver, sell, pledge, dispose of or encumber any shares of capital stock, ownership interests or voting securities, or any options, warrants, convertible securities or other rights of any kind to acquire or receive any shares of capital stock, any other ownership interests or any voting securities (including but not limited to stock appreciation rights, phantom stock or similar instruments), of the Company or any of its Subsidiaries (except for (A) the issuance of Shares upon the exercise of Options, the vesting and settlement of RSUs and PSUs or in connection with other stock-based awards outstanding as of the date of this Agreement, in each case, in accordance with the terms of any Company Stock Plan and such grants, (B) the issuance of Common Shares to members of the Company's Board of Directors pursuant to the director compensation arrangements disclosed in the SEC reports as set forth on Section 5.1(ii) to the Company Disclosure Schedule or (C) the issuance of Common Shares in connection with any conversion of Preferred Shares in accordance with the terms of the Certificate of Incorporation);

          (iii)  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property, any combination thereof or otherwise, with respect to any of its capital stock, (except for (A) any dividend or distribution by a Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company or (B) any dividend to which the holders of Preferred Shares are entitled pursuant to the terms of the Certificate of Incorporation, provided that such dividend is paid solely in cash).

          (iv)  reclassify, combine, split, subdivide, redeem, purchase or otherwise acquire any shares of capital stock of the Company (except for (A) in connection with any conversion of Preferred Shares by the holders of such Shares in accordance with the terms of the Certificate of Incorporation or (B) the acquisition of Shares tendered by employees or former employees in connection with a cashless or net exercise of Options or in order to pay Taxes in connection with the exercise of Options or the lapse of restrictions in respect of Restricted Stock, RSUs or PSUs), or reclassify, combine, split or subdivide any capital stock or other ownership interests of any of the Company's Subsidiaries;

           (v)  (A) make any acquisition of or investments in (whether by merger, consolidation or acquisition of stock or otherwise), directly or indirectly, any material assets, securities, properties, interests or businesses, other than data center or other information technology assets acquired in the ordinary course of business not in excess of $500,000 in the aggregate or (B) merge, consolidate or reorganize with, acquire or enter into any other business combination with any corporation, partnership or other business organization or division thereof (other than Parent or Merger Sub), or enter into any negotiations, discussions or agreement for such purpose (except in compliance with Section 6.5), or (C) form any Subsidiary;

          (vi)  sell, lease, license, assign, transfer or otherwise dispose of or create or incur any Lien on (other than Permitted Liens) (whether by merger, consolidation or disposition of stock or assets or otherwise) any material assets, other than sales or dispositions of equipment and/or inventory in the ordinary course of business or non-exclusive licenses in the ordinary course of business consistent with past practice;

         (vii)  other than with respect to customer Contracts entered into in the ordinary course of business, enter into any Contract which would have been required to have been disclosed on Section 3.19 of the Company Disclosure Schedule had such Contract been entered into prior to the date of this Agreement or amend in any material respect, violate or terminate any such Contract or Material Contract;

        (viii)  authorize or make any capital expenditures exceeding $200,000 individually or $1,000,000 in the aggregate or any commitments therefor;

          (ix)  incur, or modify in any material respect in an manner adverse to the Company, the terms of any Indebtedness, or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person, or make any loans, advances or capital contributions to any other Person (other than a Subsidiary of the Company), in each case, other than advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course consistent with past practice;

           (x)  except to the extent required under any Company Plan or applicable Law, (A) increase the compensation, bonus or fringe or other benefits of any of its directors, officers or employees, (B) grant or increase any severance or termination pay, (C) enter into any employment, consulting or severance agreement or arrangement with any of its present or former directors, officers or other employees, except for offers of employment in the ordinary course of business, (D) establish, adopt, enter into, amend or terminate any Company Plan, (E) enter into any collective bargaining agreement, (F) make any loan to, or enter into any other transaction with, any Company Employee, or forgive or discharge in whole or in part any outstanding loans or advances to any Company Employees, provided that the foregoing shall not restrict advancement for business expenses made to Company Employees in the ordinary course of business consistent with past practice, (G) terminate without "cause" any Company Employee with annual compensation in excess of US$175,000, or (H) hire or engage any new employee or independent contractor of the Company or any of its Subsidiaries with annual compensation in excess of US$150,000;

          (xi)  make any material change in any accounting principles, except as required to conform to changes in statutory or regulatory accounting rules or GAAP or regulatory requirements with respect thereto;

         (xii)  other than as required by applicable Law, (A) make any material Tax election or change any material method of accounting, (B) enter into any settlement or compromise of any Tax liability, (C) file any amended Tax Return with respect to any Tax, (D) change any annual Tax accounting period, (E) enter into any closing agreement relating to any Tax, (F) surrender any right to claim a Tax refund, or (G) consent to any extension or waiver of any limitation period applicable to any claim or assessment in respect of Taxes;

        (xiii)  commence, settle, terminate, waive or compromise any Proceeding, other than settlements or compromises of litigation providing solely for a monetary payment that does not exceed US$100,000 individually or US$500,000 in the aggregate and is not related to the transactions contemplated under this Agreement;

        (xiv)  enter into, materially amend, renew, terminate, or otherwise materially modify any Lease, or request, decline, or grant any material option thereunder;

         (xv)  materially amend, modify or make any changes in the Company's or any of its Subsidiaries' standardized or other sales terms and conditions, except in the ordinary course of business or as required by applicable Law;

        (xvi)  materially amend, modify or make any changes to coverage levels of, or terminate, any insurance policy of the Company or any of its Subsidiaries; or

       (xvii)  agree to take any of the actions described in Sections 5.1(b)(i) through 5.1(b)(xiii).

        SECTION 5.2    Adoption by Merger Subs.     Parent shall, promptly (and in any event, within twenty-four (24) hours) following execution of this Agreement, duly adopt this Agreement in its capacity as sole stockholder of each Merger Sub and deliver to the Company evidence of its vote or action by written consent duly adopting this Agreement in accordance with applicable Law and the certificate of incorporation and bylaws of each Merger Sub.

        SECTION 5.3    No Control of Other Party's Business.     Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company's or its Subsidiaries' operations prior to the First Effective Time, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent's or its Subsidiaries' operations prior to the First Effective Time. Prior to the First Effective Time, each of the Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

ARTICLE VI.

ADDITIONAL AGREEMENTS

        SECTION 6.1    Stockholders Meeting.     The Company shall (a) as soon as reasonably practicable following the date of this Agreement, take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Company Requisite Vote (the "Stockholders Meeting"), (b) subject to Section 6.5, include in the Proxy Statement the recommendation of the Board that the stockholders of the Company vote in favor of the adoption of this Agreement (the "Recommendation") and (c) subject to Section 6.5, use its reasonable best efforts to obtain the Company Requisite Vote (including using reasonable best efforts to solicit proxies from the Company's stockholders). The Company shall keep Parent updated with respect to proxy solicitation results as reasonably requested by Parent. The Company will convene and hold the Stockholders Meeting no later than the thirtieth (30th) day following the mailing of the Proxy Statement to the stockholders.

Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Stockholders Meeting if (i) there are holders of an insufficient number of the Common Shares and Preferred Shares present or represented by proxy at the Stockholders Meeting to constitute a quorum at the Stockholders Meeting, (ii) the Company is required to postpone or adjourn the Stockholders Meeting by applicable Law, order or a request from the SEC or the NZX, or (iii) the Board shall have determined in good faith, after consultation with outside legal counsel to the Company, that such action is necessary to ensure that any supplement or amendment to the Proxy Statement required by Law is provided to the Company's stockholders in advance of a vote on the Merger and this Agreement. The Company agrees that, unless this Agreement has been terminated in accordance with Section 8.1, its obligations pursuant to this Section 6.1 shall not be affected by the making of an Adverse Recommendation Change by the Board or the occurrence of an Intervening Event except as expressly set forth in this Section 6.1

        SECTION 6.2    Securities Filings.

          (a)   As soon as reasonably practicable following the date of this Agreement (and in any event within ten (10) Business Days hereof), the Company shall, with the assistance of Parent, prepare and file with the SEC and submit for review by the NZX a preliminary proxy statement (as amended and supplemented, the "Proxy Statement") relating to the Stockholders Meeting. Subject to Section 6.5, the Company shall include the Recommendation in the Proxy Statement. Parent, the Merger Subs and the Company will cooperate with each other in the preparation of the Proxy Statement. The Company shall cause the Proxy Statement to be distributed to the Company's stockholders as promptly as practicable after the date the SEC and the NZX, respectively, each confirms that it has no further comments to the Proxy Statement.

          (b)   If the Company is required to file any document other than the Proxy Statement with the SEC or the NZX in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an "Other Required Company Filing"), then the Company will promptly prepare and file such Other Required Company Filing with the SEC or the NZX. The Company will cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and the NZX Rules.

          (c)   Without limiting the generality of the foregoing, Parent and each Merger Sub will furnish to the Company the information relating to it required by the Exchange Act, the NZX Rules and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement or an Other Required Company Filing, as and to the extent requested by the Company. The Company shall not file the Proxy Statement or any Other Required Company Filing without providing Parent a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by the Company). The Company shall use its reasonable best efforts to resolve all SEC and NZX comments with respect to the Proxy Statement or an Other Required Company Filing as promptly as practicable after receipt thereof and to cause the Proxy Statement or Other Required Company Filing in definitive form to be cleared by the SEC or the NZX and mailed (if required by applicable Law) to the Company's stockholders as promptly as reasonably practicable following filing with the SEC and submission to the NZX. The Company, prior to responding to SEC or NZX comments with respect to the Proxy Statement or any Other Required Company Filing, will first provide Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Parent or its counsel. Each of Parent, the Merger Subs and the Company agree to promptly correct any material information provided by it for use in the Proxy Statement or Other Required Company Filing that shall, to the Knowledge of such party, have become false or misleading. The Company shall as soon as reasonably practicable notify Parent of the receipt of any comments from the SEC or the NZX with respect to the Proxy Statement or any Other

  Required Company Filing and any request by the SEC or the NZX for any amendment to the Proxy Statement or Other Required Company Filing or for additional information.

          (d)   If Parent, the Merger Subs or any of their respective Affiliates is required to file any document with the SEC or the NZX in connection with the Merger or the Stockholders Meeting pursuant to applicable Law (an "Other Required Parent Filing"), then Parent and the Merger Subs will, and will cause their respective Affiliates to, promptly prepare and file such Other Required Parent Filing with the SEC or the NZX. Parent and the Merger Subs will cause, and will cause their respective Affiliates to cause, any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and the NZX Rules. Neither Parent or the Merger Subs nor any of their respective Affiliates may file any Other Required Parent Filing (or any amendment thereto) with the SEC or the NZX without first providing the Company and its counsel a reasonable opportunity to review and comment thereon, and Parent will give due consideration to all reasonable additions, deletions or changes suggested thereto by the Company or its counsel.

        SECTION 6.3    Resignation of Directors.     At the Closing, the Company shall deliver to Parent evidence reasonably satisfactory to Parent of the resignation of all directors of the Company and, as specified by Parent reasonably in advance of the Closing, all directors of each Subsidiary of the Company, in each case, effective at the First Effective Time.

        SECTION 6.4    Access to Information; Confidentiality.

          (a)   From the date hereof to the First Effective Time or the earlier termination of this Agreement, upon reasonable prior written notice, the Company shall, and shall cause its Subsidiaries and each of their Representatives to, afford Parent and its Representatives reasonable access, at all reasonable business hours to its officers, employees, properties, offices, and other facilities and to all books and records, and shall furnish Parent with all financial, operating and other data and information as Parent, through its Representatives, may from time to time reasonably request in writing. Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Company or its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by such employees of their normal duties. Neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would, in the opinion of counsel, reasonably be expected to result in the waiver of any attorney-client privilege or contravene any applicable Law.

          (b)   Each of Parent and each Merger Sub will hold and treat and will cause its Representatives to hold and treat in confidence all documents and information concerning the Company and its Subsidiaries furnished to Parent or the Merger Subs in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, dated November 3, 2015, between the Company and Insight Venture Partners, LLC (the "Confidentiality Agreement") which Confidentiality Agreement shall remain in full force and effect in accordance with its terms.

        SECTION 6.5    Acquisition Proposals.

          (a)   The Company shall not, and shall cause its Subsidiaries not to (whether directly or indirectly through Affiliates, directors, officers, employees, attorneys, investment bankers, representatives, advisors or other intermediaries ("Representatives")) nor shall (directly or indirectly) the Company authorize or permit any of its or its Subsidiaries' Representatives to: (i) directly or indirectly, initiate, solicit or knowingly encourage any inquiries with respect to, or the making of any Acquisition Proposal, (ii) engage in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any Person relating to an Acquisition Proposal, (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal, (iv) execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to any Acquisition Proposal or (v) agree to resolve to take, or take, any of the actions prohibited by the foregoing clauses (i), (ii), (iii) and (iv); provided, however, it is understood and agreed that any determination or action by the Board permitted under Section 6.5(b) or Section 6.5(e) shall not be deemed to be a breach or violation of this Section 6.5(a). From and after the date hereof, the Company shall, and shall cause each of its Subsidiaries and shall instruct its and their Representatives to, (A) immediately cease any and all existing activities, solicitations, discussions or negotiations with any Person (other than the parties hereto) conducted heretofore with respect to any of the foregoing, (B) take such action as is necessary to enforce any confidentiality provisions or provisions of similar effect to which the Company or any of its Subsidiaries is a party or of which the Company or any of its Subsidiaries is a beneficiary and (C) not terminate, waive, amend, release or modify any provision of any standstill agreement (including any standstill provision contained in any confidentiality or other agreement) to which the Company or any of its Affiliates or Representatives is a party, unless, solely with respect to this clause (C), the Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board under applicable Law. The Company shall promptly after the date of this Agreement instruct each Person which has heretofore executed a confidentiality agreement relating to any Acquisition Proposal with or for the benefit of the Company to promptly return or destroy all confidential information, documents and materials relating to an Acquisition Proposal or to the Company, its Subsidiaries or its businesses, operations or affairs heretofore furnished by or on behalf of the Company or any of its Representatives to such Person or any of its Representatives in accordance with the terms of any confidentiality agreement with such Person and terminate any "data room" or similar access of such Persons and their Representatives.

          (b)   Notwithstanding anything to the contrary in Section 6.5(a), nothing contained in this Agreement shall prevent the Company or the Board from (i) taking and disclosing to the stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (ii) complying with Rule 14d-9 promulgated under the Exchange Act, including a "stop, look and listen" communication by the Board to the Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), or from making any disclosure if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with the fiduciary duties of the Board under applicable Law, (provided, that neither the Company nor the Board may recommend any Acquisition Proposal unless permitted by Section 6.5(e) and the Company may not fail to make, or withdraw, modify or change in a manner adverse to Parent all or any portion of, the Recommendation unless in compliance with Section 6.5(f)); (iii) prior to obtaining the Company Requisite Vote, providing access to its properties, books and records and providing information or data in response to a request therefor by a Person or group who has made a bona fide unsolicited written Acquisition Proposal after the date hereof (it being understood that such Person or group may have engaged in discussions with the Company prior to the date hereof and may submit an unsolicited Acquisition Proposal following the date hereof), not resulting from a breach of Section 6.5(a), if the Board receives from the Person so requesting such information an executed confidentiality agreement (a copy of which shall be provided to Parent) on terms that are no less favorable to the Company than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement must contain a standstill provision) and, to the extent nonpublic information that has not been made available to Parent is made available to such Person, make available or furnish such nonpublic information to Parent substantially concurrent with the time it is provided to such Person; or (iv) prior to obtaining the Company Requisite Vote, contacting and engaging in any negotiations or discussions with any Person or group and their respective Representatives who has made an unsolicited Acquisition Proposal after the date hereof (it being understood that such Person or group may have engaged in discussions with the Company prior to the date hereof and may submit an unsolicited Acquisition Proposal following the date hereof), not resulting from a breach of Section 6.5(a), if, and only if, prior to taking such action as set forth in the foregoing clauses (iii) and (iv), the Board shall have determined in good faith, after consultation with its outside legal counsel and financial advisors (A) that failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board under applicable Law and (B) that, such Acquisition Proposal, constitutes, or could reasonably be expected to result in, a Superior Proposal.

          (c)   The Company shall notify Parent promptly (but in any event within 24 hours) after receipt or occurrence of any Acquisition Proposal or the determination of the existence of an Intervening Event, as applicable, of (i) the material terms and conditions of any such Acquisition Proposal (including the identity of the Person making any such Acquisition Proposal and if applicable, providing copies of any written inquiries, requests, proposals or offers and any proposed agreements relating thereto, which may be redacted to the extent necessary to protect confidential information of the Person making such Acquisition Proposal) or the Intervening Event, as applicable and (ii) any request for non-public information or to engage in negotiations or discussions that would reasonably be expected to lead to an Acquisition Proposal. The Company shall not, and shall cause each of its Subsidiaries not to, terminate, waive, amend or modify any provision of any existing standstill or confidentiality agreement to which it or any of its Subsidiaries is a party, and the Company shall, and shall cause its Subsidiaries to, enforce the provisions of any such agreement; provided, however, that, the Company may waive any such provision in response to an Acquisition Proposal to the Board made under circumstances in which the Company is permitted under this Section 6.5 to participate in discussions regarding an Acquisition Proposal, but only to the extent necessary to allow it to respond to such Acquisition Proposal as permitted under this Section 6.5. The Company shall keep Parent reasonably informed of the status and material details (including any amendments or proposed amendments) of any such Acquisition Proposal or Intervening Event, as applicable, and keep Parent reasonably informed as to the material details of all developments, discussions or negotiations regarding the financial and any other material terms of the Acquisition Proposal or request (including by providing, within 24 hours after receipt thereof, copies of all drafts of proposed agreements relating thereto which may be redacted to the extent necessary to protect confidential information of the Person making such Acquisition Proposal).

          (d)   Except as permitted by Section 6.5(e), the Board will not (i) withhold, withdraw or modify, or propose to withhold, withdraw or modify, in any manner adverse to Parent or each Merger Sub, the Recommendation, (ii) approve, recommend, endorse or otherwise declare advisable, or publicly propose to approve, recommend, endorse or otherwise declare advisable, an Acquisition Proposal, (iii) fail to include the Recommendation in the Proxy Statement, (iv) fail to publicly recommend against any Acquisition Proposal (including, for these purposes, by taking no position with respect to the acceptance of such Acquisition Proposal by the Company's stockholders, which shall constitute a failure to recommend against such Acquisition Proposal), or to publicly re-affirm the Recommendation, in each case, within five (5) Business Days following an Acquisition Proposal that has been publicly announced (or such fewer number of days as remain prior to the Stockholders Meeting, as it may be adjourned or postponed in accordance with this Agreement) (any of the actions described in the foregoing clauses (i), (ii), (iii) and (iv), an "Adverse Recommendation Change") or (v) approve, recommend, declare advisable or enter into any definitive agreement relating to an Acquisition Proposal (excluding, for the avoidance of doubt, a confidentiality agreement as contemplated by Section 6.5(b)).

          (e)   Notwithstanding anything in this Section 6.5 to the contrary, at any time prior to obtaining the Company Requisite Vote:

              (i)  if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, in response to a bona fide written Acquisition Proposal that did not result from a material breach of this Section 6.5, that (A) such proposal is a Superior Proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with the Board's fiduciary duties under applicable Law, the Company or the Board may effect such Adverse Recommendation Change and terminate this Agreement to enter into a definitive agreement with respect to such Superior Proposal; provided, however, that the Company shall not effect an Adverse Recommendation Change or terminate this Agreement pursuant to this sentence, and any purported termination pursuant to this sentence shall be void and of no force or effect, unless (x) the Company complies with the provisions of Section 6.5(c) and (f) in all respects prior to terminating this Agreement and (y) concurrently with such termination, the Company pays to Parent the Termination Fee and enters into a definitive agreement with respect to such Superior Proposal; or

             (ii)  other than in connection with an Acquisition Proposal that constitutes a Superior Proposal as provided in clause (i) above, the Board may only effect an Adverse Recommendation Change in response to any Intervening Event if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action is inconsistent with the Board's fiduciary duties under applicable Law; provided, however, the Company shall not effect an Adverse Recommendation Change pursuant to this sentence unless the Company complies with the provisions of Section 6.5(c) and (f) in all respects.

          (f)    Prior to the Company taking any action permitted under (i) Section 6.5(e)(ii), the Company shall provide Parent with three (3) Business Days' prior written notice advising Parent it intends to effect a Adverse Recommendation Change and specifying, in reasonable detail, the reasons therefor and, during such three (3) Business Day period, if requested by Parent, the Company engages in good faith negotiations with Parent to amend the terms of this Agreement in a manner that obviates the need to effect a Adverse Recommendation Change or (ii) Section 6.5(e)(i), the Company shall provide Parent with three (3) Business Days' prior written notice (it being understood and agreed that any material amendment to the amount or form of consideration payable in connection with the applicable Acquisition Proposal shall require a new notice and an additional two (2) Business Day period) advising Parent that the Board intends to take such action, and specifying the material terms and conditions of the Superior Proposal and that the Company shall, during such three (3) Business Day period (or subsequent two (2) Business Day period), negotiate in good faith with Parent to make such adjustments to the terms and conditions of this Agreement such that such Acquisition Proposal would no longer constitute a Superior Proposal.

          (g)   For purposes of this Agreement, the following terms shall have the meanings assigned below:

              (i)  "Acquisition Proposal" means any inquiry, proposal or offer from any Person or group of Persons (other than Parent, Merger Sub or their respective Affiliates) relating to any direct or indirect acquisition or purchase of a business that constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or 20% or more of any class or series of Company Securities, any tender offer or exchange offer that if consummated would result in any Person or group of Persons beneficially owning 20% or more of any class or series of capital stock of the Company, or any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company (or any Subsidiary or Subsidiaries of the Company whose business constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole).

             (ii)  "Superior Proposal" means a bona fide written Acquisition Proposal made following the date hereof (on its most recently amended or modified terms, if amended or modified, it being understood that the Person or group making such Acquisition Proposal may have engaged in discussions with the Company prior to the date hereof and may make an unsolicited Acquisition Proposal following the date hereof) involving (A) assets that generate more than 50% of the consolidated total revenues, (B) assets that constitute more than 50% of the consolidated total assets of the Company and its Subsidiaries or (C) more than 50% of the total voting power of the equity securities of the Company, in each case that the Board in good faith determines (after consultation with its outside legal advisors and financial advisors, who shall be a nationally recognized investment banking firm) would, if consummated, result in a transaction that is more favorable from a financial point of view to the stockholders of the Company than the transactions contemplated hereby, after taking into account all such factors and matters deemed relevant in good faith by the Board, including legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory, timing or other aspects of such proposal and the transactions contemplated hereby.

            (iii)  "Intervening Event" means any event or development or material change in circumstances with respect to, and specific to, the Company that materially improves the business, assets, or operations of the Company and was (A) not actually known to, or reasonably expected by, the Board as of the date of this Agreement; (B) becomes known to the Board prior to obtaining the Company Requisite Vote; and (C) does not relate to any Acquisition Proposal; provided that any change in the market price or trading volume of the Company's stock will not constitute an Intervening Event (it being understood that the facts giving rise or contributing to such change may be deemed to constitute, or be taken into account in determining whether there is an Intervening Event).

        SECTION 6.6    Employment and Employee Benefits Matters.

          (a)   As of and after the Closing, Parent will, or will cause the Second Step Surviving Corporation to, or, where approval of a third party provider is required, use commercially reasonable efforts to, give Company Employees full credit for purposes of eligibility and vesting and benefit accruals (but not (i) for purposes of benefit accruals under any defined benefit pension plans, (ii) to the extent this credit would result in a duplication of benefits for the same period of service, or (iii) for purposes of eligibility or benefits under any post termination welfare benefits) under any employee compensation and incentive plans, benefit (including vacation) plans, programs, policies and arrangements of Parent and its Subsidiaries in which Company Employees participate from and after the Closing Date for the Company Employees' service with the Company, its Subsidiaries and their predecessor entities (each, a "Parent Plan") to the same extent recognized by the Company or any Subsidiary immediately prior to the First Effective Time. With respect to each Parent Plan that is a "welfare benefit plan" (as defined in Section 3(1) of ERISA), the Parent or its Subsidiaries shall use commercially reasonable efforts to (i) cause there to be waived any pre-existing condition or eligibility limitations, and (ii) give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred and amounts paid by, and amounts reimbursed to, Company Employees under similar plans maintained by the Company and its Subsidiaries immediately prior to the Closing.

          (b)   Nothing in this Agreement shall modify or amend any Company Plan or other agreement, plan, program or document. Nothing in this Section 6.6 shall obligate Parent, the First Step Surviving Corporation, the Second Step Surviving Corporation or any of their respective Affiliates to employ any person for any period of time after the First Effective Time, and this Section 6.6 shall not be construed to limit the ability of Parent to alter the terms and conditions of, or terminate, the employment of any person. Without limiting the generality of Section 9.6, the provisions of this Section 6.6 are solely for the benefit of the parties to this Agreement, and no current or former employee (including any beneficiary or dependent thereof) or any other Person shall be regarded for any purpose as a third-party beneficiary of the Agreement. Nothing contained in this Section 6.6 shall be construed to restrict in any way the ability of Parent, the Surviving Corporation or any of their Affiliates to (i) amend, terminate or modify the duties, responsibilities or employment of any Company Employee, (ii) amend, terminate or modify any Company Plan or any compensation or benefit arrangement or any other employee benefit plans or programs maintained by Parent, the First Step Surviving Corporation, the Second Step Surviving Corporation or any of their respective Affiliates at any time or from time to time, or (iii) grant any Employee any special right for compensation.

        SECTION 6.7    Directors' and Officers' Indemnification and Insurance.

          (a)   Without limiting any additional rights that any current or former director or officer of the Company or its Subsidiaries (the "Indemnified Parties") may have under any indemnification agreement, employment agreement or Company Plan, from the Closing through the sixth anniversary of the date on which the Closing occurs, to the full extent permitted by applicable Law, Parent shall cause the Second Step Surviving Corporation to indemnify and hold harmless each Indemnified Party, against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements (collectively, "Costs"), incurred in connection with any threatened, pending or completed claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (each, a "Proceeding") to which an Indemnified Party is a party or with respect to which an Indemnified Party is otherwise involved (including as a witness), arising out of or pertaining to the fact that the Indemnified Party is or was an officer, director, employee, fiduciary or agent of the Company or any of its Subsidiaries (including any Proceeding arising out of or pertaining to this Agreement and the transactions and actions contemplated hereby), whether such Proceeding is commenced, or any claim or matter therein is asserted or claimed, prior to, at or after the First Effective Time. In the event of any such Proceeding, (x) neither Parent nor Second Step Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any Proceeding in which indemnification could be sought by such Indemnified Party (which term, shall include only those Persons who are officers, or directors of the Company or any of its Subsidiaries as of the date of this Agreement) hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, proceeding, investigation or claim or such Indemnified Party otherwise consents, and (y) the Second Step Surviving Corporation shall cooperate in the defense of any such matter.

          (b)   The certificate of incorporation and by-laws of the Second Step Surviving Corporation shall contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former or present directors, officers and employees than those set forth in the Company's Certificate of Incorporation and By-laws as of the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Closing in any manner that would adversely affect the rights thereunder of any such individuals.

          (c)   The Company shall purchase, prior to the First Effective Time, a six (6)-year prepaid "tail policy" on terms and conditions (in both amount and scope) providing substantially equivalent benefits as the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by the Company and its Subsidiaries with respect to matters arising on or before the First Effective Time, covering without limitation the transactions contemplated hereby; provided, however, that the premium amount to be paid for such "tail policy" shall not exceed two hundred percent (200%) of the amount paid by the Company for coverage in its last full fiscal year.

          (d)   Notwithstanding anything herein to the contrary, if an Indemnified Party is a party to or is otherwise involved (including as a witness) in any Proceeding (whether arising before, at or after the Closing) on or prior to the sixth (6th) anniversary of the Closing, the provisions of this Section 6.7 shall continue in effect until the final disposition of such Proceeding.

          (e)   This covenant is intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives. The rights to indemnification and advancement and the other rights provided for herein shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to Law, contract or otherwise.

          (f)    In the event that the Second Step Surviving Corporation or Parent or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or a majority of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation or Parent, as the case may be, shall succeed to the obligations set forth in Section 6.6 and this Section 6.7.

        SECTION 6.8    Further Action; Efforts.

          (a)   Subject to the terms and conditions of this Agreement, each party will use its best efforts to (and, in the case of Parent, cause each member of the Parent Group to) (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, in the most expeditious manner practicable, the Merger, including by:

              (i)  causing the conditions to the Merger set forth in Article VII to be satisfied;

             (ii)  (A) obtaining all consents, waivers, approvals, orders and authorizations from Governmental Entities; and (B) making all registrations, declarations and filings with Governmental Entities, in each case that are necessary or advisable to consummate the Merger;

            (iii)  obtaining all consents, waivers and approvals and delivering all notifications pursuant to any Material Contracts and Leases in connection with this Agreement and the consummation of the Merger so as to maintain and preserve the benefits to the Second Step Surviving Corporation of such Material Contracts and Leases as of and following the consummation of the Merger;

            (iv)  executing and delivering any Contracts and other instruments that are reasonably necessary to consummate the Merger; and

             (v)  taking, or causing to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, including the NZX Rules, to consummate the Merger and the other transactions contemplated by this Agreement and obtain all consents, waivers, approvals, exemptions, orders, authorizations and making all registrations, declarations and filings, in each case that are necessary or advisable in connection therewith.

          (b)   In addition to the foregoing, subject to the terms and conditions of this Agreement, neither Parent or any Merger Sub, on the one hand, nor the Company, on the other hand, will take any action, or fail to take any action, that is intended to have, or would reasonably be expected to have, the effect of preventing, impairing, delaying beyond the Termination Date or otherwise materially and adversely affecting (i) the consummation of the Merger; or (ii) the ability of such party to fully perform its obligations pursuant to this Agreement. For the avoidance of doubt, no action by the Company taken in compliance with Section 6.5 will be considered a violation of this Section 6.8.

          (c)   Notwithstanding anything to the contrary set forth in this Section 6.8 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries will be required to agree (and without Parent's consent shall not agree) to the payment of a consent fee, "profit sharing" payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Merger, including in connection with obtaining any consent pursuant to any Material Contract.

        SECTION 6.9    Antitrust Filings.

          (a)   In furtherance and not in limitation of the foregoing, each party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable and in any event within ten (10) Business Days of the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable. Each of Parent and each Merger Sub, on the one hand, and the Company, on the other hand, shall, in connection with the efforts referenced in Section 6.8 to obtain all requisite approvals and authorizations and make all requisite filings for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law, use its best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party reasonably informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other U.S. or foreign Governmental Entity and of any communication received or given in connection with any proceeding by a private party, in each case in connection with any Antitrust Law relating to the transactions contemplated hereby; and (iii) permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any other Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the FTC, the DOJ or such other applicable Governmental Entity or other Person, give the other party the opportunity to attend and participate in such meetings and conferences, in each case in connection with any Antitrust Law relating to the transactions contemplated hereby.

          (b)   In furtherance and not in limitation of the covenants of the parties contained in Section 6.8 and this Section 6.9, if any objections are asserted with respect to the transactions contemplated hereby under any Antitrust Law or if any suit is instituted (or threatened to be instituted) by the FTC, the DOJ or any other applicable Governmental Entity or any private party challenging any of the transactions contemplated hereby as violative of any Antitrust Law or which would otherwise prevent, materially impede or materially delay the consummation of the transactions contemplated hereby, each of Parent and the Merger Subs shall, the Company shall use its best efforts to, and Parent shall cause each member of the Parent Group to take all such further action to, resolve any such objections or suits so as to permit consummation of the transactions contemplated by this Agreement, including in order to resolve such objections or suits which, in any case if not resolved, could reasonably be expected to prevent, materially impede or materially delay the consummation of the Merger or the other transactions contemplated hereby, subject to compliance with the NZX Rules on the part of the Company..

          (c)   In furtherance and not in limitation of the foregoing, if and to the extent necessary to obtain clearance of the Merger pursuant to the HSR Act and any other Antitrust Laws applicable to the Merger, each of Parent and each Merger Sub (and their respective Affiliates, if applicable) will (i) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (A) the sale, divestiture, termination, license or other disposition of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights (including any rights or Contracts to acquire equity interests or assets, other than pursuant to this Agreement), products or businesses of Parent and the Merger Subs (and their respective Affiliates, if applicable), on the one hand, and the Company and its Subsidiaries, on the other hand, and (B) any other restrictions on the activities of Parent and the Merger Subs (and their respective Affiliates, if applicable), on the one hand, and the Company and its Subsidiaries, on the other hand, and (ii) contest, defend and appeal any Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger.

        SECTION 6.10    Public Announcements.     Each of the Company, Parent and each Merger Sub agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld or delayed), except as such release or announcement may be required by Law or the rules or regulations of any applicable United States or New Zealand securities exchange or regulatory or governmental body to which the relevant party is subject, wherever situated, in which case the party required to make the release or announcement shall use its reasonable best efforts to provide the other party reasonable time to comment on such release or announcement in advance of such issuance, it being understood that the final form and content of any such release or announcement, to the extent so required, shall be at the final discretion of the disclosing party. Notwithstanding the foregoing, the restrictions set forth in this Section 6.10 shall not apply to any public release or public announcement (x) made or proposed to be made by the Company in connection with an Acquisition Proposal, a Superior Proposal or an Adverse Recommendation Change or any action taken pursuant thereto or (y) in connection with any dispute between the parties regarding this Agreement or the transactions contemplated hereby.

        SECTION 6.11    Financing.

          (a)   Subject to the terms and conditions of this Agreement, each of Parent and each Merger Sub will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Commitment Letters if such amendment, modification or waiver would, or would reasonably be expected to, (i) reduce the aggregate amount of the Financing (other than as expressly set forth therein); (ii) impose new or additional conditions or other terms or otherwise expand, amend or modify any of the conditions to the receipt of the Financing or any other terms to the Financing in a manner that would reasonably be expected to prevent, impede or materially delay the Closing Date or adversely impact the ability of Parent to consummate the Merger and the other transactions contemplated by this Agreement or (ii) adversely impact the ability of Parent, the Merger Subs or the Company, as applicable, to enforce its rights against the Financing Sources under the Debt Commitment Letter or the Guarantors under the Equity Commitment Letter.

          (b)   Subject to the terms and conditions of this Agreement, each of Parent and each Merger Sub will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper and advisable to arrange and obtain the Financing on the terms and conditions described in the Commitment Letters, including using its reasonable best efforts to (i) maintain in effect the Commitment Letters and the Debt Fee Letters in accordance with the terms and subject to the conditions thereof (or on such other terms as are permitted by Section 6.11 or Section 6.17 or agreed to in writing by the Company), (ii) enter into definitive agreements with respect to the Debt Financing, on the terms and conditions materially consistent with the terms contained in the Debt Commitment Letter (including any "flex" provisions applicable thereto set forth in the Debt Fee Letters), (iii) satisfy on a timely basis all conditions to funding that are applicable to Parent and the Merger Subs in the Commitment Letters that are within their control (except that such obligation shall not be breached in respect of any condition where the failure to be so satisfied is a direct result of any of the Company's failure to furnish the information set forth in Section 6.17, notwithstanding Parent's reasonable best efforts), (iv) comply with its obligations pursuant to the Commitment Letters and (v) enforce its rights pursuant to the Commitment Letters. In the event that all conditions contained in the Commitment Letters (other than, with respect to the Debt Financing, the availability of the Equity Financing) have been satisfied and Parent is required to consummate the Closing pursuant to Section 1.2, Parent shall use reasonable best efforts to cause each Financing Source and shall cause each Guarantor to fund its respective committed portion of the Financing required to consummate the transactions contemplated by this Agreement and to pay related fees and expenses on the Closing Date (including subject to Section 9.10(b), by promptly commencing a litigation proceeding against any breaching Financing Source or Guarantor to compel such breaching Financing Source or Guarantor to provide its respective committed portion of the Financing, provided that Parent shall control all aspects of such proceeding, including litigation strategy and selection of counsel); provided that, notwithstanding the foregoing, it is explicitly agreed that the right of the Parent to seek specific performance or other equitable remedies in connection with enforcing the Financing Sources' obligation to cause the Debt Financing to be funded shall be subject to the requirements that (A) the Equity Financing has been funded in accordance with the terms thereof or will be funded in accordance with the terms thereof at the Closing if the Debt Financing is funded at the Closing and (B) Parent has irrevocably confirmed that if the Debt Financing and Equity Financing are funded, then it would take such actions that are within its control to cause the Closing to occur. In addition, Parent shall have the right to substitute other debt financing for all or any portion of the Debt Financing contemplated by the Debt Commitment Letter from the same and/or alternative financing sources so long as (x) such substitution does not, as compared to the Debt Financing contemplated by the Debt Commitment Letter and Debt Fee Letters on the date of this Agreement, increase the amount of Debt Financing required to be funded on the Closing Date to consummate the Merger and the other transactions contemplated by this Agreement, impose new or additional conditions or otherwise expand any of the conditions to the receipt of the Debt Financing in a manner that could reasonably be expected to (1) prevent, delay or impair the ability of Parent to consummate the Merger and the other transactions contemplated by this Agreement or (2) adversely impact the ability of Parent or any Merger Sub to enforce its rights against the other parties to the Debt Commitment Letter and (y) the Company shall have consented in writing to such substituted Debt Financing (such consent not to be unreasonably withheld, conditioned or delayed).

          (c)   In furtherance and not in limitation of the foregoing, in the event that any portion of the Debt Financing becomes unavailable in the manner or from the sources contemplated in the Debt Commitment Letter, Parent shall use its reasonable best efforts to, as promptly as practicable following the occurrence of such event, (i) obtain alternative financing from alternative sources in an amount sufficient to consummate the Merger and the transactions contemplated by this Agreement upon conditions not less favorable in the aggregate to Parent, Merger Subs and the Second Step Surviving Corporation, taken as a whole, than those in the Debt Commitment Letter (including the "flex" provisions contained in the Debt Fee Letters), as promptly as practicable following the occurrence of such event (and in any event no later than the Closing Date) (the

  "Alternate Debt Financing"), and (ii) obtain one or more new financing commitment letters with respect to such Alternate Debt Financing (the "New Debt Commitment Letters"), which New Debt Commitment Letters will replace the existing Debt Commitment Letter in whole or in part. Parent shall promptly provide the Company with a copy of any New Debt Commitment Letters and any fee letter in connection therewith (redacted to omit the numerical amounts and "flex provisions" provided therein and any other customarily redacted provisions thereof, none of which would adversely affect the amount, conditionality, availability or termination of the Alternate Debt Financing to be funded at the Closing). In the event that any New Debt Commitment Letters are obtained, (A) any reference in this Agreement to the "Financing Commitment Letters" or the "Debt Commitment Letter" will be deemed to include the Debt Commitment Letter to the extent not superseded by one or more New Debt Commitment Letters at the time in question and any New Debt Commitment Letters to the extent then in effect, and (B) any reference in this Agreement to the "Debt Financing" means the debt financing contemplated by the Debt Commitment Letter as modified pursuant to the foregoing.

          (d)   Parent and Merger Subs shall (i) keep the Company reasonably informed on a reasonably current basis of the status of its efforts to arrange the Financing or any applicable Alternate Debt Financing, and (ii) promptly provide the Company with copies of all executed amendments, modification or replacements of the Debt Commitment Letter (it being understood that any amendments, modifications or replacements shall only be as permitted herein) or material definitive agreements related to the Financing. Without limiting the generality of the foregoing, Parent and Merger Subs shall promptly notify the Company (A) of any material breach or material default by any party to the Commitment Letters or definitive agreements related to the Financing of which Parent becomes aware, (B) of the receipt by Parent or Merger Subs of any written notice or written communication from the Guarantors or any Financing Source with respect to any breach, default, termination or repudiation by any party to a Financing Commitment Letter or any definitive agreements related to the Financing of any provisions of any Commitment Letter or such definitive agreements and (C) if for any reason, any of Parent or Merger Subs at any time believes it will not be able to obtain all or any portion of the Financing in an amount sufficient to consummate the Merger and the other transactions contemplated by this Agreement on substantially similar terms from the sources contemplated by the Commitment Letters or any definitive agreements related to the Financing.

          (e)   Parent and Merger Subs each acknowledge and agree that obtaining the Financing is not a condition to the Closing.

        SECTION 6.12    Certain Transfer Taxes.     All transfer, documentary, sales, use, stamp, registration and other such Taxes (including liability arising out of any real estate transfer Tax, but excluding any income or similar tax), and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of the Merger shall be borne by the Second Step Surviving Corporation. The Second Step Surviving Corporation shall be responsible for the preparation and filing of all Tax Returns relating to such Taxes.

        SECTION 6.13    Obligations of Merger Subs.     Parent shall take all action necessary to cause the Merger Subs, the First Step Surviving Corporation and the Second Step Surviving Corporation to perform their respective obligations under this Agreement.

        SECTION 6.14    Takeover Statute.     If any "fair price," "moratorium," "business combination," "control share acquisition" or other form of anti-takeover statute or regulation shall become applicable to the Merger or the other transactions contemplated by this Agreement after the date of this Agreement, each of the Company and Parent and the members of their respective Boards of Directors shall grant such approvals and take such actions as are reasonably necessary so that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate or minimize the effects of such statute or regulation on the Merger, and the other transactions contemplated hereby. Nothing in this Section 6.14 shall be construed to permit any Party to do any act that would constitute a violation or breach of, or as a waiver of any other Party's rights under, any other provision of this Agreement.

        SECTION 6.15    Rule 16b-3.     Prior to the First Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        SECTION 6.16    Parent Vote.     As promptly as reasonably practicable following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of the Merger Subs, will execute and deliver to the Merger Subs and the Company a written consent approving the Merger in accordance with the DGCL.

        SECTION 6.17    Financing Cooperation.

          (a)   Subject to Section 6.11(a), prior to the First Effective Time, the Company shall and shall cause its Subsidiaries to, at Parent's sole expense, reasonably cooperate in connection with the arrangement of the Debt Financing as may be reasonably requested by Parent in connection with the Debt Financing (provided that such requested cooperation is otherwise consistent with this Agreement and does not unreasonably interfere in any material respect with the ongoing operations of the Company and its Subsidiaries). Such cooperation by the Company shall include, at the reasonable request of Parent:

              (i)  commenting on or assisting with the preparation (including providing information and materials to be used in the preparation) of customary confidential information memoranda or similar offering documents for the Debt Financing, customary rating agency presentations and lender presentations for the Debt Financing; provided, that any such document and rating agency presentation shall contain disclosure and financial statements reflecting the Company as the obligor;

             (ii)  assisting in the preparation of, and executing and delivering, one or more credit agreements, guarantees, pledge and security documents, supplemental indentures, currency or interest hedging arrangements, other definitive financing documents, or other certificates, documents, or closing deliverables with respect to the Debt Financing contemplated by the Debt Commitment Letter as may be reasonably requested by Parent (including customary consents of accountants for use of their reports in any materials relating to the Debt Financing) or otherwise reasonably facilitating the pledging of collateral;

            (iii)  furnishing Parent and Parent's Financing Sources and their respective Representatives with the Required Information;

            (iv)  furnishing Parent for distribution to the Financing Sources information required by any Financing Sources for compliance with applicable "know your customer" and anti-money laundering rules and regulations, including USA Patriot Act of 2001 at least three days prior to Closing;

             (v)  participating in a reasonable number of meetings with prospective lenders for the Debt Financing at times and location to be mutually and reasonably agreed upon, including contact between appropriate senior management, on the one hand, and prospective lenders on the other;

            (vi)  cooperating reasonably with the due diligence of the Financing Sources, to the extent customary and reasonable and to the extent not unreasonably interfering with the ongoing operations of the Company or any of its Subsidiaries;

           (vii)  cooperating in satisfying the conditions precedent set forth in the Debt Commitment Letter or any definitive document relating to the Debt Financing (to the extent the satisfaction of such condition requires the cooperation of, and is within the control of the Company or its Subsidiaries);

          (viii)  cooperating with Parent in Parent's efforts to obtain consents, legal opinions, surveys, title insurance and insurance affidavits as reasonably requested by Parent;

            (ix)  taking all actions reasonably requested by Parent and necessary to (A) permit the prospective lenders involved in the Debt Financing to evaluate the Company and its Subsidiaries' current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements to the extent customary and reasonable and (B) no earlier than the Closing establish bank and other accounts and blocked account agreements and lock-box arrangements in connection with the foregoing; and

             (x)  provide commercially reasonable efforts to assist Parent in connection with Parent's preparation of pro forma financial information and financial statements to the extent necessary or reasonably required by Financing Sources to be included in any offering documents or marketing documents related to the Debt Financing.

  Parent shall promptly reimburse the Company for any expenses and costs incurred in connection with the Company's or its Affiliates' obligations under this Section 6.17(a). Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall require the Company or any of its Subsidiaries to (i) waive or amend any terms of this Agreement, agree to pay any commitment or other fees or reimburse any expenses prior to the First Effective Time or to approve the execution or delivery of any document or certificate in connection with the Financing (or any alternative financing), (ii) enter into any definitive agreement relating to the Debt Financing prior to the First Effective Time or (iii) provide any information the disclosure of which is prohibited or restricted under applicable Law or where such disclosure would, in the opinion of counsel, reasonably be expected to result in the waiver of any attorney-client privilege; provided, that in the case of the preceding clause (iii), that they shall use commercially reasonable efforts to communicate the applicable information to Parent in a way that would not violate the applicable Law or result in the waiver of such privilege, including by providing such information in redacted form as necessary to preserve such privilege or comply with such Law. Nothing in this Section 6.17 shall require the cooperation of the Company to the extent that it would unreasonably interfere with the business or operations of the Company. No officer of the Company or any of its Subsidiaries who is not reasonably expect to be an officer of the Second Step Surviving Corporation shall be obligated to deliver any certificate in connection with the Financing and no counsel for the Company or any of its Subsidiaries shall be obligated to deliver any opinion in connection with the Financing, and irrespective of the above, no obligation of the Company or any of its Subsidiaries under any agreement, certificate, document or instrument shall be effective until the First Effective Time. None of the Company or any of its Subsidiaries shall be required to take any action under any certificate, agreement, arrangement, document or instrument that is not contingent upon the occurrence of the Closing (including entry into any agreement that is effective before the First Effective Time) or that would be effective prior to the First Effective Time. Nothing in this Agreement will require any officer or Representative of the Company or any of its Subsidiaries to deliver any certificate or opinion or take any other action pursuant to Section 6.17 or any other provision of this agreement that could reasonably be expected to result in personal liability to such officer or Representative.

          (b)   The Company hereby consents to the use of all logos of the Company and its Subsidiaries in connection with the Financing so long as such logos (i) are used solely in a manner that is not intended to or would reasonably be likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries and (ii) are used solely in connection with a description of the Company, its business and products or the Merger.

          (c)   Parent shall indemnify and hold harmless the Company and its Subsidiaries and their respective Representatives from and against any and all losses actually suffered or incurred by them in connection with the arrangement of the Debt Financing, solely to the extent arising from any action taken by them at the request of Parent pursuant to this Section 6.17 and any information misused by the Financing Sources in connection therewith, except to the extent with respect to any willful misconduct, fraud, bad faith, gross negligence or material misstatement or omission in information provided hereunder, by any of the Company, its Subsidiaries or any of their respective Representatives.

          (d)   All non-public or otherwise confidential information regarding the Company or its Subsidiaries obtained by Parent or any of its Representatives pursuant to this Section 6.17 shall be kept confidential in accordance with the Confidentiality Agreement; provided that Parent and Merger Sub shall be permitted to disclose Confidential Information to potential debt financing sources and their Representatives without the prior written consent of the Company if such potential debt financing sources and their Representatives who receive such information are subject to a confidentiality agreement no less restrictive that the Confidentiality Agreement with respect to such information or as provided in the Commitment Letter.

        SECTION 6.18    Delisting.     The Company shall take all action necessary or required (including giving notice to the NZX) to cause the delisting of the Company from the NZX Main Board on the Delisting Date.

        SECTION 6.19    Stockholder Litigation.     Each of the Company and Parent shall keep the other party hereto informed of, and consult and cooperate with such party in connection with, any stockholder litigation or claim against such party and/or its directors or officers relating to the Merger. No settlement of any such stockholder litigation shall be agreed to without Parent's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Each of Parent and the Company shall notify the other promptly of the commencement of any such stockholder litigation of which it has received written notice.

ARTICLE VII.

CONDITIONS OF THE FIRST MERGER

        SECTION 7.1    Conditions to Obligation of Each Party to Effect the First Merger.     The respective obligations of each party to effect the First Merger shall be subject to the satisfaction at or prior to the First Effective Time of the following conditions:

          (a)   the Company Requisite Vote shall have been obtained;

          (b)   no Law (whether temporary, preliminary or permanent) shall have been issued, enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, restrains or enjoins the consummation of the Merger;

          (c)   the waiting period (and any extension thereof) applicable to the Merger under the HSR Act and the approvals under the Laws listed on Schedule 7.1(c) hereto will have expired or been earlier terminated or granted, as applicable; and

          (d)   at the close of trading on the day immediately prior to the First Effective Time, the Company will be delisted from the NZX Main Board (the "Delisting Date").

        SECTION 7.2    Conditions to Obligations of Parent and the Merger Subs.     The obligations of Parent and the Merger Subs to effect the First Merger shall be further subject to the satisfaction (or waiver by Parent) at or prior to the First Effective Time of the following conditions:

          (a)   (i) The representations and warranties of the Company set forth in Section 3.3 shall be true and correct as of the date hereof and as of the First Effective Time with the same force and effect as if made on and as the First Effective Time (except that those representations and warranties which address matters only as of a particular date shall be true and correct as of such particular date), except where failure of such representations and warranties to be so true and correct are de minimis, (ii) the representations and warranties of the Company set forth in Section 3.1, Section 3.2, Section 3.4, Section 3.8(a)(ii), Section 3.17 and Section 3.20 shall be true and correct as of the date hereof and as of the First Effective Time with the same force and effect as if made on and as of the First Effective Time (except that those representations and warranties which address matters only as of a particular date shall be true and correct as of such particular date) and (iii) each other representation and warranty of the Company contained in this Agreement shall be true and correct as of the date hereof and as of the First Effective Time, except, in each case, (A) that those representations and warranties which address matters only as of a particular date shall be true and correct as of such particular date and (B) where the failure to be so true and correct (without regard to any Material Adverse Effect or other materiality qualifications set forth in any such representation or warranty) would not, individually or in the aggregate with the failure of other representations or warranties to be true and correct, have a Material Adverse Effect. Solely for the purposes of clause (i) above, if one or more inaccuracies in or breaches of Section 3.3 would cause the aggregate amount required to be paid by Parent or the Merger Subs pursuant to Article II to increase by more than US$2,000,000 such inaccuracy or inaccuracies will be considered more than "de minimis"; provided, that if such increase is more than US$2,000,000 but less than US$5,000,000, the Common Stock Merger Consideration will be reduced on a pro rata basis such that the aggregate amount required to be paid by Parent or the Merger Subs pursuant to Article II shall not increase by US$2,000,000 or more, upon which such condition will then be deemed to have been satisfied; provided further, that if such increase is equal to or more than US$5,000,000, no such adjustment to the Common Stock Merger Consideration will be made and such condition will be deemed not to have been satisfied;

          (b)   the Company shall have performed in all material respects the obligations required to be performed by it under this Agreement at or prior to the First Effective Time;

          (c)   there shall not have been a Material Adverse Effect since the date of this Agreement; and

          (d)   Parent shall have received each of the following items from the Company:

              (i)  a certificate of the Chief Executive Officer or the Chief Financial Officer of the Company, certifying that the conditions set forth in Sections 7.2(a) and (b) have been satisfied;

             (ii)  certified copies of resolutions duly adopted by the Board authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated hereby and the consummation of all transactions contemplated hereby and thereby; and

            (iii)  each of the Director Resignations.

        SECTION 7.3    Conditions to Obligations of the Company.     The obligation of the Company to effect the First Merger shall be further subject to the satisfaction (or waiver by the Company) at or prior to the First Effective Time of the following conditions:

          (a)   the representations and warranties of Parent and each Merger Sub set forth in this Agreement shall be true and correct (without giving effect to any materiality qualifications set forth in any such representation or warranty) as of the date hereof and as of the First Effective Time with the same force and effect as if made on and as of the First Effective Time (unless any such representation or warranty is made only as of a specific date, in which event such representation and warranty shall be true and correct as of such specified date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent's or either Merger Sub's ability to consummate the transactions contemplated by this Agreement;

          (b)   each of Parent and the Merger Subs shall have performed in all material respects the obligations required to be performed by it under this Agreement at or prior to the First Effective Time; and

          (c)   the Company shall have received from Parent a certificate of the Chief Executive Officer or other senior executive officer of Parent, certifying that the conditions set forth in Sections 7.3(a) and (b) have been satisfied.

        SECTION 7.4    Delisting.

          (a)   The parties acknowledge and agree that all the conditions in Sections 7.1(a) to 7.1(c), Section 7.2 and Section 7.3 which were satisfied on the Delisting Date, will irrevocably be deemed to continue to be satisfied through the Closing and the consummation of the Merger; provided, however, that the Company continues to perform its obligations under this Agreement during such time and the Closing occurs no later than the Business Day (New Zealand time) immediately following the Delisting Date.

          (b)   On the Delisting Date, Parent will provide to the Company, for the purpose of giving the same to the NZX, a certificate stating that Parent considers each of the conditions in Sections 7.1(a) to 7.1(c), and Section 7.2 to be satisfied and will irrevocably be deemed to continue to be satisfied pending Closing; provided, if the Company is not delisted from the NZX Main Board on the Delisting Date or if the Closing does not occur on the Business Day (New Zealand time) immediately following the Delisting Date, in each such case such certificate shall automatically be deemed revoked and of no further force or effect.

ARTICLE VIII.

TERMINATION, AMENDMENT AND WAIVER

        SECTION 8.1    Termination.     This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the First Effective Time, notwithstanding approval thereof by the stockholders of the Company:

          (a)   by mutual written consent of Parent, the Merger Subs and the Company;

          (b)   by Parent or the Company if any court of competent jurisdiction or other Governmental Entity located or having jurisdiction within the United States, Australia or New Zealand shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become final and nonappealable; provided, that the party (which shall include, in the case of Parent, Parent and the Merger Subs) seeking to terminate this Agreement pursuant to this

  Section 8.1(b) shall have used such best efforts as may be required pursuant to Section 6.8 to prevent, oppose and remove such restraint, injunction or other prohibition;

          (c)   by either Parent or the Company if the First Effective Time shall not have occurred on or before June 13, 2016 (the "Termination Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to the party seeking to terminate if any action of such party (or, in the case of Parent, Parent and the Merger Subs) or the failure of such party (or, in the case of Parent, Parent and the Merger Subs) to perform any of its obligations under this Agreement required to be performed at or prior to the First Effective Time has been the primary cause of, or resulted in, the failure of the First Effective Time to occur on or before the Termination Date and such action or failure to perform constitutes a material breach of this Agreement, including pursuant to Section 6.8;

          (d)   by the Company:

              (i)  if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or the Merger Subs contained in this Agreement such that the conditions set forth in Section 7.3(a) or 7.3(b) would not be satisfied and, in either such case, such breach (A) has not been cured within twenty (20) days of the provision of notice of such breach to Parent or (B) is incapable of being cured by the Termination Date; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if the Company is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement, such that the conditions set forth in Section 7.2 would not be satisfied;

             (ii)  prior to obtaining the Company Requisite Vote, in accordance with, and subject to the terms and conditions of, Section 6.5(e)(i); or

            (iii)  (A) if all the conditions set forth in Section 7.1 and Section 7.2 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at Closing, provided, that each of which is capable of being satisfied at the Closing) on the date Closing should have occurred pursuant to Section 1.2, (B) the Company has irrevocably confirmed to Parent in writing that it stands ready, willing and able to consummate the Merger and the other transactions contemplated hereby, and that the Company is prepared to take such actions within its control to cause the Closing to occur and (C) Parent and the Merger Subs do not complete the Merger by the third business day after receipt of the above written confirmation and the Company was prepared to take such actions within its control to cause the Closing to occur on the date such written confirmation was delivered and on each Business Day of such three Business Day period; and

          (e)   by Parent:

              (i)  if there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement such that the conditions set forth in Section 7.2(a) or 7.2(b) would not be satisfied and, in either such case, such breach (A) has not been cured within twenty (20) days of the provision of notice of such breach to the Company or (B) is incapable of being cured by the Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(e)(i) if Parent or the Merger Subs are then in material breach of any of their representations, warranties, covenants or agreements contained in this Agreement such that the conditions set forth in Section 7.3 would not be satisfied; or

             (ii)  if the Board shall have enacted an Adverse Recommendation Change or shall have approved, recommended or entered into a definitive written agreement with respect to an Acquisition Proposal (excluding, for the avoidance of doubt, a confidentiality agreement as contemplated by Section 6.5(b)) (or the Board shall have resolved to do any of the forgoing), whether or not permitted by Section 6.5, or the Company shall have materially breached Section 6.5; or

          (f)    by either Parent or the Company if, upon a vote taken thereon at the Stockholders Meeting or any postponement or adjournment thereof, this Agreement shall not have been adopted by the Company Requisite Vote.

        SECTION 8.2    Effect of Termination.

          (a)   In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto, except as provided in Sections 6.4(b), Section 6.10, Section 6.17, this Section 8.2, Section 8.3 and Article IX, which shall survive such termination; provided, however, that subject to this Section 8.2, nothing herein shall relieve any party from liability for any intentional material breach of this Agreement prior to termination.

          (b)   In the event that this Agreement is validly terminated by (i) the Company pursuant to Section 8.1(d)(ii), (ii) Parent pursuant to Section 8.1(e)(ii) or (iii) Parent pursuant to Section 8.1(e)(i) (provided, in the case of a termination pursuant to Section 8.1(e)(i) that (A) the Company shall have materially breached its obligations under Section 6.1 or Section 6.2) then the Company shall pay US$19,463,000 (the "Termination Fee") (less any Expenses previously paid by the Company pursuant to Section 8.2(e)) (x) to Parent, at or prior to the time of termination in the case of a termination pursuant to Section 8.1(d)(ii) or (y) as promptly as reasonably practicable in the case of a termination pursuant to Section 8.1(e)(ii) or 8.1(e)(i) (and, in any event, within two (2) Business Days), payable by wire transfer of same day funds.

          (c)   (i) In the event that this Agreement is validly terminated by Parent or the Company pursuant to Section 8.1(c) or Section 8.1(f) or by Parent pursuant to Section 8.1(e)(i) (other than in cases where the Termination Fee is payable pursuant to Section 8.2(b)), provided, in the case of a termination pursuant to Section 8.1(c) that (A) the Stockholders Meeting shall not have occurred at or prior to the time of such termination and (B) there has been no injunction, order, ruling, decree, judgment or similar order by any Governmental Entity of competent jurisdiction which prevented the Stockholders Meeting from having occurred at or prior to the Termination Date, (ii) at or prior to the time of the Stockholders Meeting or such termination pursuant to Section 8.1(c), there shall have been publicly disclosed or announced and not withdrawn prior to the Stockholders Meeting or such termination pursuant to Section 8.1(c) an Acquisition Proposal and (iii) the Company enters into a definitive agreement with respect to, or consummates, any Acquisition Proposal within twelve (12) months of the date this Agreement is so terminated, the Company shall pay the Termination Fee (less any Expenses previously paid by the Company pursuant to Section 8.2(e)) to Parent as promptly as reasonably practicable (and, in any event, within two (2) Business Days) after entering into or consummating such Acquisition Proposal, payable by wire transfer of same day funds. For the purposes of this Section 8.2(c), all references to "20%" in the definition of Acquisition Proposal will be deemed references to "50%".

          (d)   In the event that this Agreement is validly terminated (i) pursuant to Section 8.1(d)(i), (ii) pursuant to Section 8.1(c) if at the time of such termination the Company would have been able to terminate this Agreement pursuant to Section 8.1(d)(i) or Section 8.1(d)(iii), or (iii) pursuant to Section 8.1(d)(iii), then Parent shall pay US$33,365,000 (the "Parent Termination Fee") to the Company as promptly as reasonably practicable (and, in any event, within two (2) Business Days), payable by wire transfer of same day funds.

          (e)   Notwithstanding anything to the contrary in this Agreement, if this Agreement is terminated by Parent pursuant to Section 8.1(e)(i) or by the Company or Parent pursuant to

  Section 8.1(f), then the Company shall pay to Parent (or its designee(s)) all reasonable out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment banks, advisors, and consultants to Parent, each Merger Sub or their respective Affiliates and excluding all income, franchise or similar Taxes) incurred by Parent, each Merger Sub or any of their respective Affiliates in connection with this Agreement and the transactions contemplated hereby (the "Expenses") by wire transfer of immediately available funds within two (2) Business Days of such termination to an account designated by Parent; provided that, in the case of a termination pursuant to Section 8.1(e)(i), the aggregate amount of Expenses shall not exceed US$7,500,000, and in the case of a termination pursuant to Section 8.1(f), the aggregate amount of Expenses shall not exceed US$5,000,000.

          (f)    Each of the Company, Parent and each Merger Sub acknowledges that (i) the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, (ii) each of the Company Termination Fee and the Parent Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate Parent or the Company, as applicable, in the circumstances in which the Company Termination Fee or the Parent Termination Fee, as applicable, is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision and (iii) without these agreements, the parties would not enter into this Agreement. In the event that the Company shall fail to pay the Company Termination Fee when due, or Parent shall fail to pay the Parent Termination Fee when due, such party shall reimburse the other party for all reasonable costs and expenses actually incurred or accrued by such party (including reasonable fees and expenses of counsel) in connection with any action (including the filing of any Proceeding) taken to collect payment of such amounts, together with interest on such unpaid amounts at the prime lending rate prevailing during such period as published in The Wall Street Journal, calculated on a daily basis from the date such amounts were required to be paid to the date of actual payment.

          (g)   Except for an order of specific performance as and only to the extent expressly permitted by Section 9.10(b), the Company's right to receive the Parent Termination Fee when payable pursuant to Section 8.2(d), and the Company's right to seek damages following termination pursuant to Section 8.2(a) (solely against Parent and each Merger Sub and the Guarantors to the extent provided in the Guarantees, to the extent permitted by the proviso set forth in Section 8.2(a)), shall constitute the sole and exclusive remedy of the Company and its Subsidiaries against Parent, the Merger Subs, the Guarantors, the Financing Sources or any of their respective former, current or future general or limited partners, stockholders, equity holders, controlling person, members, managers, agents, Representatives, affiliates or assignees (collectively, the "Parent Related Parties") for all losses or damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated (for any reason or for no reason or otherwise) or for a breach or failure to perform hereunder or under the Guarantees, the Commitment Letters, any certificate or other document delivered in connection herewith or therewith or otherwise or in respect of any oral representation made or alleged to have been made in connection herewith or therewith. Notwithstanding anything to the contrary contained in this Agreement, under no circumstances will the Company be entitled to, and in no event shall the Company seek to recover, monetary damages from any Parent Related Party (other than Parent) and in no event shall such amount recovered from Parent be in excess of the amount equal to the Parent Termination Fee.

          (h)   Upon payment of the Parent Termination Fee pursuant to Section 8.2(d), none of Parent, Merger Sub, the Guarantors, any Financing Source under the Debt Financing or any of the Parent Related Parties will have any further liability or obligation to the Company relating to or arising out of this Agreement or the Debt Commitment Letter or the transactions contemplated hereby or thereby (except that the obligations under the Confidentiality Agreement shall continue to survive and Parent and the Merger Subs shall also be obligated with respect to the last sentence of Section 8.2(f)). No Financing Source shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature. Notwithstanding the foregoing, it is explicitly agreed that the Company, Parent and Merger Subs shall be entitled to pursue an injunction, or other appropriate form of specific performance or equitable relief, solely as provided in Section 9.10(b); provided that in no case shall the Company be entitled to receive both a grant of specific performance and monetary damages (including the Parent Termination Fee).

        SECTION 8.3    Expenses.     Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby. Expenses incurred in connection with the filing, printing and mailing of the Proxy Statement or any Other Required Company Filing shall be shared equally by Parent and the Company. Expenses incurred in connection with the filing, printing and mailing of any Other Required Parent Filing shall be borne by Parent.

        SECTION 8.4    Amendment.     This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the First Effective Time, whether before or after adoption of this Agreement by the stockholders of the Company; provided, however, that, after adoption of this Agreement by the stockholders of the Company, no amendment may be made which by Law or in accordance with the NZX Rules requires the further approval of the stockholders of the Company without such further approval; provided further, however, that any amendment, waiver or modification of Section 8.2, Section 8.4, or Sections 9.5, 9.6, 9.7, 9.10, 9.11 or 9.12, in each case to the extent such amendment, waiver or modification would materially and adversely affect the rights of a Financing Source under such Section, shall also be approved by written consent of such Financing Source (or by the party to the Debt Commitment Letter (or any debt document resulting therefrom) affiliated with such Financing Source). This Agreement may not be amended except by an instrument in writing signed by the parties hereto and specifically referencing this Agreement.

        SECTION 8.5    Waiver.     At any time prior to the First Effective Time, subject to the last proviso of the penultimate sentence of Section 8.4, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby and specifically referencing this Agreement. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

ARTICLE IX.

GENERAL PROVISIONS

        SECTION 9.1    Non-Survival of Representations, Warranties, Covenants and Agreements.     None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, shall survive the First Effective Time, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the First Effective Time and (b) this Article IX.

        SECTION 9.2    Notices.     Any notice, request, instruction or other document required to be given hereunder shall be sufficient if in writing, and sent by confirmed facsimile or electronic mail transmission of a "portable document format" (".pdf") attachment (provided that any notice received by facsimile or electronic mail transmission or otherwise at the addressee's location on any Business Day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

  (a)
  if to Parent or the Merger Subs:

    c/o Insight Venture Partners, LLC
    1114 Avenue of the Americas, 36th Floor
    New York, New York 10036
    Attention: Blair Flicker, General Counsel
    Facsimile: (212) 230-9272
    Email: bflicker@insightpartners.com

    with an additional copy (which shall not constitute notice) to:

    Willkie Farr & Gallagher LLP
    787 Seventh Avenue
    New York, New York 10019
    Attention: Morgan D. Elwyn
    Facsimile: (212) 728-8111
    Email: melwyn@willkie.com

  (b)
  if to the Company:

    Diligent Corporation
    1385 Broadway, 19th Floor
    New York, NY 10018
    Attention: Thomas N. Tartaro
    Email: ttartaro@diligent.com

    with an additional copy (which shall not constitute notice) to:

    Lowenstein Sandler LLP
    1251 Avenue of the Americas
    New York, New York 10020
    Attention: Marita A. Makinen
    Email: mmakinen@lowenstein.com

    with an additional copy (which shall not constitute notice) to:

    Minter Ellison Rudd Watts
    Lumley Centre, 88 Shortland Street
    Auckland 1010
    New Zealand
    Facsimile: +64 9 353 9701
    Attention: Cathy Quinn

or to such other Person or address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph; provided that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

        SECTION 9.3    Certain Definitions.     For purposes of this Agreement, the term:

          (a)   "Affiliate" of a Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person.

          (b)   "Antitrust Law" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

          (c)   "beneficial owner" with respect to any Shares means a Person who shall be deemed to be the beneficial owner of such Shares (i) which such Person or any of its Affiliates or associates (as such term is defined in Rule 12b-2 under the Exchange Act) beneficially owns, directly or indirectly, (ii) which such Person or any of its Affiliates or associates (as such term is defined in Rule 12b-2 of the Exchange Act) has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of consideration rights, exchange rights, warrants, options or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding or (iii) which are beneficially owned, directly or indirectly, by any other Persons with whom such Person or any of its Affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Shares (and the term "beneficially owned" shall have a corresponding meaning).

          (d)   "Business Day" means any day on which the NZX is open for trading or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized by Law to close in Wellington or Auckland, New Zealand or New York, United States.

          (e)   "Commitment Letters" shall mean the Equity Commitment Letter and the Debt Commitment Letter, collectively.

          (f)    "Company Employee" shall mean any current, former, or retired employee, officer, manager, or director of the Company or any of its Subsidiaries.

          (g)   "Company IP" means (a) all Intellectual Property Rights that are owned or purported to be owned by the Company or its Subsidiaries, (b) all Intellectual Property Rights licensed by the Company or its Subsidiaries and (c) all other Intellectual Property Rights that are used or held for use by the Company or its Subsidiaries in the operation of the Company's business.

          (h)   "Company Stock Plans" means the Diligent Board Member Services, Inc. 2007 Stock Option and Incentive Plan, the Diligent Board Member Services, Inc. 2010 Stock Option and Incentive Plan and the Diligent Board Member Services, Inc. 2013 Incentive Plan.

          (i)    "control" (including the terms "controlled", "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.

          (j)    "Data Privacy Requirements" means (i) applicable Laws relating to data protection, data privacy, or the monitoring or interception of communications, and/or data security, and (ii) contractual and other legally binding commitments made by either of the Companies to any of its customers or any other Person in relation to data protection, data privacy, and/or data security.

          (k)   "ERISA Affiliate" means each entity, trade or business that is, or was at any relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code that includes the Company or any of its Subsidiaries.

          (l)    "Financing Sources" means the Persons that have committed to provide, are arrangers or agents under, or otherwise entered into agreements in connection with the Debt Commitment Letter, including any alternate debt financing in connection with the Transactions if obtained as contemplated by Section 6.17, including the parties named in Section 4.7, and any joinder agreements or credit agreements entered into pursuant thereto or relating thereto, together with their Affiliates, officers, directors, employees and Representatives involved in the Debt Financing and their successors and assigns.

          (m)  "GAAP" means generally accepted accounting principles, consistently applied, in the United States.

          (n)   "Guarantors" means each of Insight Venture Partners IX, L.P., Insight Venture Partners IX (Co-Investors), L.P., Insight Venture Partners (Cayman) IX, L.P., Insight Venture Partners (Delaware) IX, L.P., Insight Venture Partners Growth-Buyout Coinvestment Fund, L.P., Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P., Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P. and Insight Venture Partners Growth-Buyout Coinvstement Fund (B), L.P.

          (o)   "Indebtedness" shall mean as of any time with respect to any Person, without duplication, the outstanding principal amount of, accrued and unpaid interest on, and other payment obligations (including any prepayment fees, breakage costs, make-whole premiums or other similar fees or premiums payable as a result of the consummation of the transactions contemplated by this Agreement) arising under, any obligations of the Company or any of its Subsidiaries consisting of (i) indebtedness for borrowed money, indebtedness issued or incurred in substitution or exchange for indebtedness for borrowed money or for the deferred or contingent purchase price of property, (ii) indebtedness evidenced by any note, bond, debenture or other debt security, (iii) obligations in respect of any financial hedging arrangements or agreements, (iv) all obligations arising under letters of credit, bankers' acceptances, bank guaranties, surety bonds and similar instruments to the extent drawn against, (v) obligations as lessee or lessees under leases that have been recorded as capital leases in accordance with GAAP and (vi) all guarantees in respect of clauses (i) through (v); provided, however, that, for the avoidance of doubt, "Indebtedness" shall not include any obligation under any operating lease and, in the case of the Company and its Subsidiaries, shall exclude all accounts and obligations owed by the Company to any of its Subsidiaries or any of its Subsidiaries to the Company or another Subsidiary.

          (p)   "Intellectual Property Rights" shall mean and includes all past, present, and future rights of the following types, which may exist or be created under the Laws of any jurisdiction in the world: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, software, databases, and mask works; (b) trademarks, service marks, trade dress, logos, trade names and other source identifiers, domain names and URLs and similar rights and any goodwill associated therewith; (c) trade secrets, know how, inventions, invention disclosures, methods, processes, protocols, specifications, designs, techniques and other forms of technology; (d) patents and industrial property rights; (e) other proprietary rights in intellectual property of every kind and nature; (f) rights of privacy and publicity; and (g) all registrations, renewals, extensions, combinations, statutory invention registrations, provisionals, continuations, continuations-in-part, provisionals, divisions, or reissues of, and applications for, any of the rights referred to in clauses "(a)" through "(f)" above (whether or not in tangible form and including all tangible embodiments of any of the foregoing, such as samples, studies and summaries), along with all rights to prosecute and perfect the same through administrative prosecution, registration, recordation or other administrative proceeding, and all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing.

          (q)   "Knowledge" (i) with respect to the Company means the actual knowledge (after reasonable inquiry) of any of the officers of the Company and (ii) with respect to Parent or Merger Sub means the actual knowledge (after reasonable inquiry) of any of the officers of Parent.

          (r)   "Marketing Period" means the first period of eighteen (18) consecutive Business Days after the date hereof throughout and at the end of which Parent shall have access to the Required Information, it being understood that if the Company shall in good faith reasonably believe that it has provided the Required Information, it may deliver to Parent a written notice to that effect (stating when it believes the Required Information was delivered), in which case the Company shall be deemed to have delivered the Required Information on the date specified in that notice unless Parent in good faith reasonably believes that the Company has not completed delivery of the Required Information and, within five (5) Business Days after its receipt of such notice from the Company, Parent delivers a written notice to the Company to that effect (stating with specificity which Required Information the Company has not delivered). Notwithstanding anything in this definition to the contrary, (i) the Marketing Period shall end prior to the Closing Date or on any earlier date prior to the expiration of the eighteen (18) consecutive Business Day period described above if the Debt Financing is consummated on such earlier date and (ii) the Marketing Period shall not commence or be deemed to have commenced if, after the date hereof and prior to the completion of such eighteen (18) consecutive Business Day period: (A) the Company has publicly announced its intention to, or determines that it must, restate any historical financial statements included in the Required Information or that any such restatement is under active consideration, in which case, the Marketing Period shall not commence or be deemed to commence unless and until, at the earliest, such restatement has been completed and the applicable Required Information has been amended and updated or the Company has informed Parent that it has concluded that no restatement shall be required in accordance with GAAP, (B) the Company's independent accountants shall have withdrawn its audit opinion with respect to any audited financial statements contained in the Required Information for which they have provided an opinion, in which case the Marketing Period shall not commence or be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect to such financial statements for the applicable periods by the independent accountants or another independent public accounting firm reasonably acceptable to Parent or (C) any Required Information ceases to meet the requirement of "Required Information," as defined, and as a result thereof Parent cannot satisfy the closing condition with respect to the Marketing Period under the Debt Commitment Letter, in which case the Marketing Period shall not commence or be deemed to commence unless and until, at the earliest, such Required Information is updated or supplemented so that it meets such requirement (it being understood that if any Required Information provided at the commencement of the Marketing Period ceases to meet such requirement during such eighteen (18) consecutive Business Day period, then the Marketing Period shall be deemed not to have commenced); provided that such eighteen (18) consecutive Business Days shall not include March 25, 2016 or May 30, 2016.

          (s)   "Material Adverse Effect" means any fact, circumstance, event, change, effect or occurrence (each an "Effect"), , that, individually or in the aggregate with all other Effects, has or would be reasonably expected to have a material adverse effect (i) on or with respect to the business, assets, properties, results of operation or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company and its Subsidiaries to consummate the transactions contemplated hereby; provided, however, that none of the following (by itself or when aggregated) will be deemed to be or constitute a Material Adverse

  Effect or will be taken into account when determining whether a Material Adverse Effect has occurred or may, would or could occur:

              (i)  changes in general economic conditions in the United States, New Zealand or any other country or region in the world, or changes in conditions in the global economy generally, which do not disproportionately affect the Company and its Subsidiaries taken as a whole relative to other companies in the industry in which the Company or its Subsidiaries operate;

             (ii)  changes in conditions in the financial markets, credit markets or capital markets in the United States, New Zealand or any other country or region in the world, including (A) changes in interest rates or credit ratings in the United States, New Zealand or any other country, (B) changes in exchange rates for the currencies of any country, or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or New Zealand; in each case (other than with respect to clause (B)), which do not disproportionately affect the Company and its Subsidiaries taken as a whole relative to other companies in the industry in which the Company or its Subsidiaries operate;

            (iii)  changes (after the date hereof) in conditions in the industries in which the Company and its Subsidiaries operate which do not disproportionately affect the Company and its Subsidiaries taken as a whole relative to other companies in the industry in which the Companies or its Subsidiaries operate;

            (iv)  changes in regulatory, legislative or political conditions in the United States or New Zealand, which do not disproportionately affect the Company and its Subsidiaries taken as a whole relative to other companies in the industry in which the Companies or its Subsidiaries operate;

             (v)  any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, terrorism or military actions) in the United States, New Zealand or any other country or region in the world in which the Company or its Subsidiaries conduct material business, which do not disproportionately affect the Company and its Subsidiaries taken as a whole relative to other companies in the industry in which the Companies or its Subsidiaries operate;

            (vi)  the announcement of this Agreement or the pendency or consummation of the transactions contemplated hereby;

           (vii)  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States, New Zealand or any other country or region in the world, which do not disproportionately affect the Company and its Subsidiaries taken as a whole relative to other companies in the industry in which the Companies or its Subsidiaries operate;

          (viii)  any legal proceedings made or brought by any of the current or former stockholders of the Company (on their own behalf or on behalf of the Company) against the Company, (A) arising from allegations of a breach of fiduciary duty relating to this Agreement or the transactions contemplated by this Agreement or (B) in connection with a demand for appraisal rights in accordance with Section 2.1(e);

            (ix)  Parent's or either Merger Sub's announcement or other disclosure of its plans or intentions with respect to the conduct of the business (or any portion thereof) of the Company or any of the Subsidiaries;

             (x)  changes or proposed changes in GAAP or other accounting standards or applicable Law that are binding and mandatory, in each case after the date hereof and which do not disproportionately affect the Company and its Subsidiaries taken as a whole relative to other companies in the industry in which the Company or its Subsidiaries operate;

            (xi)  any failure by the Company to meet any published analyst estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from this definition); and

           (xii)  changes in the price or trading volume of the Common Shares, in and of itself (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from this definition).

          (t)    "NZX" means NZX Limited, a licensed market operator within the meaning of Section 6 of the New Zealand Financial Markets Conduct Act 2013.

          (u)   "NZX Rules" means the NZX Main Board/Debt Market Listing Rules, as amended.

          (v)   "Parent Group" means Parent, any of its Subsidiaries and the investment funds Affiliated with Insight Venture Management, LLC;

          (w)  "Permitted Liens" shall mean (i) statutory Liens for Taxes, special assessments or other governmental or quasi-governmental charges not yet due and payable or which may hereafter be paid without penalty or the amount or validity of which is being contested in good faith by appropriate proceedings, in each case for which sufficient reserves or accruals have been established in the financial statements and books and records of the Company in accordance with GAAP, (ii) landlords', warehousemens', mechanics', materialmens', repairmans', carriers' or similar Liens that relate to obligations not yet due and payable and arise in the ordinary course of business, for which sufficient reserves or accruals have been established in the financial statements and books and records of the Company in accordance with GAAP, (iii) Liens incurred or deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pension programs mandated under applicable Laws or other social security regulations, (iv) zoning, building, entitlement and other land use regulations promulgated by Governmental Entities, in each case that do not adversely affect in any material respect the present use of the value of, the property related thereto, and (v) easements, rights of way and other imperfections of title or encumbrances that do not adversely affect in any material respect the present use of or the value of, the property related thereto.

          (x)   "Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

          (y)   "Registered IP" shall mean all Intellectual Property Rights that are registered or issued under the authority of any Governmental Entity, including all patents, registered copyrights, registered designs, registered mask works, and registered trademarks, service marks and trade dress, registered domain names, and all applications for any of the foregoing.

          (z)   "Related Person" shall mean, with respect to any Person, any director, senior officer or trustee of such Person or other person or entity that controls or otherwise holds a direct interest in such Person; provided, that as to any Person that is publicly held, the term shall only include such controlling Persons whose holdings are required to be, and are, publicly reported.

          (aa) "Required Information" shall mean all financial statements, financial data, audit reports and other information of the type and form customarily included in marketing documents used to consummate transactions of the type to be included in the Debt Financing including (i) all information required by paragraphs 5 of Exhibit C to the Debt Commitment Letter, (ii) all customary financial information of the Company and its Subsidiaries that is reasonably available to or readily obtainable by the Company that is required to permit Parent to prepare a pro forma consolidated balance sheet of Parent as of and for the 12-month period ending on the last day of the most recently completed four (4) fiscal quarter period ended at least sixty (60) days prior to the First Effective Time (or one hundred and five (105) days in the case such four (4) fiscal quarter period is the end of the Company's fiscal year) and (iii) customary authorization letters authorizing distribution of information to prospective lenders.

          (bb) "Sanctions" shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the European Union or Her Majesty's Treasury of the United Kingdom.

          (cc) "Subsidiary" or "Subsidiaries" of the Company, the First Step Surviving Corporation, the Second Step Surviving Corporation, Parent or any other Person means any corporation, partnership, joint venture or other legal entity of which the Company, the First Step Surviving Corporation, the Second Step Surviving Corporation, Parent or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

          (dd) "Technology" shall mean all tangible items related to, constituting, disclosing or embodying any or all of the following, including all versions thereof and all technology from which such items were derived, including (i) works of authorship, including all written, audio and visual materials and computer programs (whether in source code or in executable code form) and the related architecture and documentation; (ii) inventions (whether or not patentable), discoveries and improvements; (iii) proprietary and confidential information, trade secrets and know how; (iv) databases, data compilations and collections, and customer and technical data; (v) methods and processes; and (vi) devices, prototypes, designs and schematics.

        SECTION 9.4    Severability.     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction. Notwithstanding anything in this Section 9.4 to the contrary, under no circumstances shall the rights of any holders of Common Shares as third party beneficiaries under clause (d) of Section 9.6 be enforceable by any such holders or any other Person acting for or on their behalf other than the Company (or any successor in interest thereto).

        SECTION 9.5    Entire Agreement; Assignment.     This Agreement (including the Exhibits hereto and the Company Disclosure Schedule and the Parent Disclosure Schedule), the Confidentiality Agreement and the Guarantees constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; provided, however, that Parent and each Merger Sub shall have the right to assign all or any portion of their rights and obligations pursuant to this Agreement to (i) any Financing Sources pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing and (ii) any one or more of their Affiliates; provided further, that no assignment shall relieve Parent of any of its obligations pursuant to this Agreement. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

        SECTION 9.6    Parties in Interest.     This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, other than (a) with respect to the provisions of Section 6.7 which shall inure to the benefit of the Persons or entities benefiting therefrom who are intended to be third-party beneficiaries thereof, (b) at and after the First Effective Time, the rights of the holders of Shares to receive the Merger Consideration in accordance with the terms and conditions of this Agreement, (c) from and after the First Effective Time, the rights of holders of Options, Restricted Shares, RSUs and PSUs granted under the 2013 Plan to receive the payments contemplated by Section 2.2(b), (d) at and after the Second Effective Time, the rights of the holders of Options granted under the 2007 Plan and the 2010 Plan to receive the payments contemplated by Section 2.2(a); provided that the Financing Sources shall be express third party beneficiaries of 6.11, 8.2, 8.4, 9.5, 9.6, 9.7, 9.10, 9.11 and 9.12, each of such Sections shall expressly inure to the benefit of the Financing Sources and the Financing Sources shall be entitled to rely on and enforce the provisions of such Sections. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 8.5 without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

        SECTION 9.7    Governing Law.     THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. Notwithstanding anything to the contrary herein, each of the parties to this Agreement agrees that, it will not bring or support any action, cause of action, claim, cross-claim, third-party claim or proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Financing Sources in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including but not limited to any dispute arising out of or relating in any way to the Debt Commitment Letter, the Debt Financing or the performance thereof, in any forum other than any New York State court or federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof.

        SECTION 9.8    Headings.     Headings of the Articles and Sections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

        SECTION 9.9    Counterparts.     This Agreement may be executed in two or more counterparts (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in "pdf" form), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties.

        SECTION 9.10    Remedies; Specific Performance.     Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything to the contrary herein, the parties agree that, although the Company may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance and including the Parent Termination Fee).

          (a)   The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties do not perform the provisions of this Agreement (including any party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (i) prior to a valid termination of this Agreement in accordance with this Agreement, subject to this Section 9.10, the parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof, and this right shall include the right of the Company to cause Parent and Merger Subs to fully enforce (A) the terms of the Equity Commitment Letter against the Guarantors to the fullest extent permissible under this Section 9.10 and the Equity Commitment Letter, subject to the terms and conditions of the Equity Commitment Letter and (B) subject to Section 6.11(b), the terms of the Debt Commitment Letter against the Financing Sources to the fullest extent permissible under the Debt Commitment Letter, including that the Equity Financing has been funded, in accordance with the terms of, or will be funded in accordance with the terms thereof, at the Closing if the Debt Financing is funded at the Closing, and to thereafter cause the Merger to be consummated in accordance with this Agreement; and (ii) the right to specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement.

          (b)   It is explicitly agreed that the Company shall have the right to an injunction, specific performance or other equitable remedies in connection with enforcing Parent's and the Merger Subs' obligations to consummate the Merger and cause the Equity Financing to be funded to fund the Merger only in the event that each of the following conditions has been satisfied: (A) the Marketing Period has ended and the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their terms are to be satisfied at Closing, provided that each such condition is capable of being satisfied at Closing) or waived at the time the Closing would have occurred but for the failure of the Funding to be funded, (B) the Debt Financing has been funded in accordance with the terms thereof or the Financing Sources have confirmed in writing that it will be funded in accordance with the terms thereof at the Closing if the Equity Financing is funded and (C) the Company has irrevocably confirmed in writing to Parent that (x) all conditions to the Company's obligations to consummate the Closing set forth in Section 7.1 and Section 7.3 have been satisfied or waived (other than those conditions that by their terms are to be satisfied at Closing, provided that each such condition is capable of being satisfied at

  Closing) and (y) if specific performance is granted and the Financing is funded, then the Closing will occur.

          (c)   The parties agree not to raise any objections to (i) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and the Merger Subs, on the other hand; and (ii) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Parent and the Merger Subs pursuant to this Agreement, in the case of both clauses (i) and (ii), on the basis that damages would be an adequate remedy for such breach, threatened breach or noncompliance. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. The parties hereto further agree that (x) by seeking the remedies provided for in this Section 9.10, a party hereto shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement or the Guarantees (including monetary damages), and (y) nothing set forth in this Section 9.10 shall require any party hereto to institute any proceeding for (or limit any party's right to institute any proceeding for) specific performance under this Section 9.10 (prior or as a condition to exercising any termination right under Article VIII (and pursuing damages after such termination), nor shall the commencement of any Proceeding pursuant to this Section 9.10 or anything set forth in this Section 9.10 restrict or limit any party's right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement or the Guarantees that may be available then or thereafter.

        SECTION 9.11    Jurisdiction.     The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware, or, if the Chancery Court declines jurisdiction, the United States District Court for the District of Delaware or the courts of the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such action, suit or proceeding shall be heard and determined in such courts. The parties hereby irrevocably submit to the personal jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in connection with claims described in Section 9.7 by or against the Financing Sources. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.2 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

        SECTION 9.12    Waiver of Jury Trial.     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (INCLUDING THOSE ARISING OUT OF OR RELATING TO THE DEBT FINANCING OR ANY OF THE OTHER

TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING IN ANY ACTION, PROCEEDING OR COUNTERCLAIM AGAINST ANY FINANCING SOURCE). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (d) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

        SECTION 9.13    Interpretation.     When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented in accordance with the terms hereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. The word "or" shall not be exclusive. References to dollars of "US$" are to the official currency of the United States of America. References to "NZ$" are to the official currency of New Zealand. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

        SECTION 9.14    Relationship of the Parties.     This Agreement has been negotiated on an arm's length basis between the parties and is not intended to create a partnership, joint venture or agency relationship between the parties.

[Remainder of Page Left Blank Intentionally]

        IN WITNESS WHEREOF, Parent, Merger Sub I, Merger Sub II and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PARENT
By:	/s/ ROSS DEVOR
	Name:	Ross Devor
	Title:	Secretary
MERGER SUB I
By:	/s/ ROSS DEVOR
	Name:	Ross Devor
	Title:	Secretary
MERGER SUB II
By:	/s/ ROSS DEVOR
	Name:	Ross Devor
	Title:	Secretary
COMPANY
By:	/s/ DAVID J. LIPTAK
	Name:	David J. Liptak
	Title:	Chairman

 Exhibit A

Voting Agreement

 EXECUTION VERSION

VOTING AGREEMENT

by and between

DIAMOND PARENT HOLDINGS, CORP.

and

SPRING STREET PARTNERS, L.P.

Dated as of February 12, 2016

 VOTING AGREEMENT

        This VOTING AGREEMENT (this "Agreement") is entered into as of February 12, 2016, between Diamond Parent Holdings, Corp., a Delaware corporation ("Parent") and the undersigned (the "Stockholder").

        WHEREAS, as of the date hereof, the Stockholder is the sole record and beneficial owner of and has the sole power to vote (or to direct the voting of) (x) the number of shares of Series A Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of Diligent Corporation, a Delaware corporation (the "Company"), set forth opposite the Stockholder's name on Schedule I hereto and (y) the number of shares of Common Stock, par value $0.001 per share the ("Common Shares") of the Company, set forth opposite the Stockholder's name on Schedule I hereto (such Common Shares and Preferred Shares, together with any other Shares the voting power of which is acquired by such Stockholder during the period from the date hereof through the date on which this Agreement is terminated in accordance with its terms (such period, the "Voting Period"), are collectively referred to herein as the "Subject Shares");

        WHEREAS, the Company, Parent, Diamond Merger Sub I, Corp., a Delaware corporation and a wholly-owned subsidiary of Merger Sub II ("Merger Sub I") and Diamond Merger Sub II, Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub II") are concurrently entering into an agreement and plan of merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which (i) Merger Sub I shall be merged with and into the Company, with the Company continuing as the surviving corporation thereafter and (ii) the Company shall then be merged with and into Merger Sub II, with Merger Sub II continuing as the surviving corporation thereafter (the mergers referred to in clauses (i) and (ii) being collectively referred to as the "Merger");

        WHEREAS, the adoption of the Merger Agreement requires the written consent or affirmative vote of (i) the holders of at least sixty percent (60%) of the then outstanding Preferred Shares, consenting or voting separately as a class and (ii) the holders of a majority in voting power of the outstanding Preferred Shares and Common Shares, entitled to vote thereon, voting as one class; and

        WHEREAS, as an inducement to Parent's willingness to enter into the Merger Agreement and consummate the transactions contemplated thereby, which transactions from which the Stockholder believes it will derive substantial benefits through its ownership interest in the Company, the Stockholder is entering into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

DEFINITIONS

        SECTION 1.1    Capitalized Terms.     For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement; provided, however, that no amendment or modification to any such term in the Merger Agreement shall amend or modify its meaning for the purposes hereof without the prior written consent of Stockholder.

ARTICLE II

VOTING AGREEMENT AND IRREVOCABLE PROXY

        SECTION 2.1    Agreement to Vote.     The Stockholder hereby agrees that, during the Voting Period, at any duly called meeting of the stockholders of the Company (or any adjournment or postponement thereof), or in any other circumstances (including action by written consent of stockholders in lieu of a meeting) upon which a vote, adoption or other approval or consent with respect to the adoption of the

Merger Agreement or the approval of the Merger and any of the transactions contemplated thereby is sought, the Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, and shall provide a written consent or vote (or cause to be voted), in person or by proxy, all its Subject Shares, in each case (i) in favor of (A) any proposal to adopt and approve or reapprove the Merger Agreement and the transactions contemplated thereby and (B) waiving any notice that may have been or may be required relating to the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement, and (ii) against (X) any action or agreement that would reasonably be expected to prevent or materially delay the consummation of the Merger or any other transactions contemplated by this Agreement or the Merger Agreement, (Y) any Acquisition Proposal and any action in furtherance of any such Acquisition Proposal and (Z) any action, proposal, transaction or agreement that, to the knowledge of the Stockholder, would reasonably be expected to result in a material breach of any covenant, representation or warranty or any other obligation or agreement of the Stockholder or the Company under this Agreement or the Merger Agreement.

        SECTION 2.2    Grant of Irrevocable Proxy.     If requested by Parent, the Stockholder shall appoint Parent and any designee of Parent, and each of them individually, as the Stockholder's proxy, with full power of substitution and resubstitution, to vote during the Voting Period with respect to any and all of the Subject Shares on the matters and in the manner specified in Section 2.1. The Stockholder shall take all further action or execute such other instruments as may be necessary to effectuate the intent of any such proxy. The Stockholder affirms that any irrevocable proxy given by it with respect to the Merger Agreement and the transactions contemplated thereby shall be given to Parent by the Stockholder to secure the performance of the obligations of the Stockholder under this Agreement. It is agreed that Parent (and its officers on behalf of Parent) will use the irrevocable proxy that may be granted by the Stockholder only in accordance with applicable Law and that, to the extent Parent (and its officers on behalf of Parent) uses any such irrevocable proxy, it will only vote the Subject Shares subject to such irrevocable proxy with respect to the matters specified in, and in accordance with the provisions of, Section 2.1.

        SECTION 2.3    Nature of Irrevocable Proxy.     Any proxy granted pursuant to Section 2.2 to Parent by the Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies or powers of attorney granted by the Stockholder and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Stockholder with respect thereto. Any proxy that may be granted hereunder shall terminate upon the termination of this Agreement, but shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder under this Agreement shall be binding upon the heirs, personal representatives and successors of the Stockholder.

        SECTION 2.4    Additional Consideration.     If the Merger is consummated, the Stockholder will not receive, whether under this Agreement or otherwise, any consideration additional to or in lieu of (i) the Preferred Stock Merger Consideration in respect of the acquisition of the Preferred Shares held or controlled by it or its Affiliates and (ii) the Common Stock Merger Consideration in respect of the acquisition of any Common Shares held or controlled by it or its Affiliates. If the Merger is not consummated, neither the Stockholder nor any of its Affiliates will receive a break-fee or similar payment, whether under this Agreement or otherwise.

ARTICLE III

COVENANTS

        SECTION 3.1    Subject Shares.

          (a)   The Stockholder agrees that (i) from the date hereof until the Closing Date, it shall not, and shall not commit or agree to, without Parent's prior written consent, directly or indirectly, whether by merger, consolidation or otherwise, offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a "Transfer"), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to or permit, a Transfer of, any or all of the Subject Shares or any interest therein; and (ii) during the Voting Period it shall not, and shall not commit or agree to, without Parent's prior written consent, (A) grant any proxies or powers of attorney with respect to any or all of the Subject Shares or agree to vote the Subject Shares on any matter or divest itself of any voting rights in the Subject Shares, (B) take any action that would have the effect of preventing or disabling the Stockholder from performing its obligations under this Agreement, or (C) convert any of its Preferred Shares into Common Shares; provided, that the Stockholder may Transfer up to 500,000 Common Shares after the record date for the Stockholders Meeting (retaining voting rights in respect of the matters to be voted on at the Stockholders Meeting) and prior to the Closing Date. The Stockholder agrees that any Transfer of Subject Shares not permitted hereby shall be null and void and that any such prohibited Transfer may and should be enjoined. If any involuntary transfer of any Subject Shares covered hereby shall occur (including, but not limited to, a sale by the Stockholder's trustee in bankruptcy, or a sale to a purchaser at any creditor's or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect.

          (b)   In the event of a stock dividend or distribution, or any change in the Subject Shares by reason of any stock dividend or distribution, split-up, recapitalization, combination, conversion, exchange of shares or the like, the term "Subject Shares" shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction. The Stockholder further agrees that, in the event Stockholder purchases or otherwise acquires beneficial or record ownership of or an interest in, or acquires the right to vote or share in the voting of, any additional Shares, in each case after the execution of this Agreement, the Stockholder shall deliver promptly to Parent written notice of such event, which notice shall state the number of additional Shares so acquired. The Stockholder agrees that any such additional Shares shall be subject to the terms of this Agreement, including all covenants, agreements, obligations, representations and warranties set forth herein as if those additional shares were owned by the Stockholder on the date of this Agreement.

        SECTION 3.2    Stockholder's Capacity; Stockholder Designees.     All agreements and understandings made herein shall be made solely in the Stockholder's capacity as a holder of the Subject Shares and not in any other capacity. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, the parties acknowledge that if the Stockholder has a nominee or Affiliate on the Company's board of directors (the "Board"), the parties agree that (i) such nominee or Affiliate of the Stockholder on the Board (each, a "Stockholder Designee") shall be free to act in his capacity as a director of the Company solely in accordance with his duties to the Company and its stockholders, (ii) nothing herein shall prohibit or restrict any Stockholder Designee from taking any action (or omitting to take any action) in facilitation of the exercise of his fiduciary duties pursuant to and in accordance with Section 6.5 of the Merger Agreement or otherwise and (iii) no action taken by a Stockholder Designee or the omission by a Stockholder Designee to take any action, acting in his or her capacity as a director of the Company, shall be deemed to be a breach by the Stockholder of this Agreement.

        SECTION 3.3    Other Offers.     Neither the Stockholder (in the Stockholder's capacity as such), nor any of the Stockholder's Subsidiaries, if any, shall, nor shall the Stockholder or any of the Stockholder's

Subsidiaries, if any, authorize or permit any of its or their respective Representatives to, and the Stockholder shall instruct, and cause each applicable Subsidiary of the Stockholder to instruct, each such Representative not to, directly or indirectly, take any of the following actions: (i) initiate, solicit or knowingly encourage an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub I, Merger Sub II or any designees of Parent, Merger Sub I or Merger Sub II) any non-public information relating to the Company or any of its Subsidiaries, or afford to any Person (other than Parent, Merger Sub I, Merger Sub II or any designees of Parent, Merger Sub I or Merger Sub II) access to the properties, books, records or other non-public information of the Company or any of its Subsidiaries, in any such case, with the intent to induce the making, submission or announcement of, or the intent to encourage, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than, in response to an unsolicited inquiry, to refer the inquiring person to this Section 3.3 or Section 6.5 of the Merger Agreement); or (iv) enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to an Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the foregoing restrictions by any Subsidiary of the Stockholder or Representatives of the Stockholder or any of its Subsidiaries shall be deemed to be a breach of this Section 3.3 by the Stockholder. The Stockholder shall, and shall cause its Subsidiaries, and each shall use reasonable best efforts to cause their respective Representatives, to immediately cease any and all existing discussions or negotiations with any Persons conducted heretofore with respect to any Acquisition Proposal. Notwithstanding the foregoing, nothing herein shall limit or affect any actions taken by the Stockholder (or any affiliated officer or director of the Company) in compliance with the Merger Agreement, including taking any of the foregoing actions that would be permitted to be taken by the Company pursuant to the Merger Agreement.

        SECTION 3.4    Communications.     During the Voting Period, the Stockholder, and each of the Stockholder's Subsidiaries, if any, shall not, and shall use its reasonable best efforts to cause their respective officers, directors, employees or other Representatives, if any, not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Merger Agreement or any of the transactions contemplated hereby and thereby, without the prior written consent of Parent, provided that the foregoing shall not limit or affect any actions taken by the Stockholder (or any affiliated officer or director of the Company) in compliance with the Merger Agreement, including taking any of the foregoing actions that would be permitted to be taken by the Company pursuant to the Merger Agreement. The Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent, Merger Sub I, Merger Sub II and the Company (including in any publicly filed documents relating to the Merger or any transaction contemplated by the Merger Agreement) of: (a) the Stockholder's identity; (b) the Stockholder's beneficial ownership of the Subject Shares; and (c) the nature of the Stockholder's commitments, arrangements and understandings under this Agreement, and any other information that Parent, Merger Sub I, Merger Sub II or the Company determines to be necessary in any SEC disclosure document in connection with the Merger or any transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to notify Parent, Merger Sub I, Merger Sub II and the Company of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document. Notwithstanding the foregoing, nothing herein shall limit or affect any actions taken by the Stockholder (or any affiliated officer or director of the Company) in compliance with the Merger Agreement.

        SECTION 3.5    Voting Trusts.     The Stockholder agrees that it will not, nor will it permit any entity under its control to, deposit any of its Subject Shares in a voting trust or subject any of its Subject Shares to any arrangement with respect to the voting of such Subject Shares other than as provided herein.

        SECTION 3.6    Waiver of Appraisal Rights.     The Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert, exercise or perfect (or attempt to exercise, assert or perfect) any rights of appraisal or rights to dissent from the Merger that it may at any time have under applicable Law, including Section 262 of the DGCL. The Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company or any of their respective successors, directors or officers, (a) challenging the validity, binding nature or enforceability of, or seeking to enjoin the operation of, this Agreement or the Merger Agreement, or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

        The Stockholder hereby represents and warrants to Parent as follows:

        SECTION 4.1    Due Organization, etc.     The Stockholder is a limited partnership duly organized, validly existing and in good standing under the Illinois Revised Uniform Limited Partnership Act of 1986. The Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Stockholder have been duly authorized by all necessary action on the part of the Stockholder and no other proceedings on the part of the Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and (assuming the due authorization, execution and delivery by Parent) constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

        SECTION 4.2    Ownership of Shares.     Schedule I hereto sets forth opposite the Stockholder's name the Shares over which the Stockholder has sole record and beneficial ownership as of the date hereof. As of the date hereof, the Stockholder is the lawful owner of the Shares denoted as being owned by the Stockholder on Schedule I hereto, has the sole power to vote or cause to be voted such Shares and has the sole power to dispose of or cause to be disposed such Shares. The Stockholder has good and valid title to the Shares denoted as being owned by the Stockholder on Schedule I hereto, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than (i) those created by this Agreement, or (ii) those existing under applicable securities laws.

        SECTION 4.3    No Conflicts.     (a) No filing with any Governmental Entity, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by the Stockholder and (b) none of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (i) conflict with or result in any breach of the organizational documents of the Stockholder, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of the Subject Shares or its assets may be bound or (iii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to materially impair the Stockholder's ability to perform its obligations under this Agreement.

        SECTION 4.4    Finder's Fees.     No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub I, Merger Sub II or the Company in respect of this Agreement based upon any Contract made by or on behalf of the Stockholder, solely in the Stockholder's capacity as a stockholder of the Company.

        SECTION 4.5    No Litigation.     As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder that would reasonably be expected to impair the ability of the Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT

        Parent hereby represents and warrants to the Stockholder as follows:

        SECTION 5.1    Due Organization, etc.     Parent is a Delaware corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent have been duly authorized by all necessary action on the part of Parent and no other proceedings on the part of Parent are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and (assuming the due authorization, execution and delivery by the Stockholder) constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

        SECTION 5.2    No Conflicts.     (a) No filing with any Governmental Entity, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Parent and (b) none of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby or compliance by Parent with any of the provisions hereof shall (i) conflict with or result in any breach of the organizational documents of Parent, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Parent is a party or by which Parent or any of its assets may be bound or (iii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to materially impair Parent's ability to perform its obligations under this Agreement.

        SECTION 5.3    Voting Agreements.     In connection with the Merger, each other holder of Preferred Shares has executed a voting agreement with Parent which contains the same terms and provisions as those contained in this Agreement.

ARTICLE VI

TERMINATION

        SECTION 6.1    Termination.     This Agreement shall automatically terminate, and neither Parent nor the Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of: (a) the mutual written consent of Parent and the Stockholder; (b) the First Effective Time; (c) the date of termination of the Merger Agreement in accordance with its terms; or (d) the date of any material modification, waiver or amendment of the Merger Agreement that reduces or changes the form of the Preferred Stock Merger Consideration or Common Stock Merger Consideration pursuant to the Merger Agreement as in effect on the date hereof or which is otherwise adverse to the Stockholder in any material respect, in each case, without the prior written consent of the Stockholder. The parties acknowledge that upon termination of this Agreement as permitted under and in accordance with the terms of this Article VI, no party to this Agreement shall have the right to recover any claim with respect to any losses suffered by such party in connection with such termination, except that, subject to Section 7.11, the termination of this Agreement shall not relieve either party to this Agreement from liability for such party's willful and material breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of this Article VI and Article VII shall survive the termination of this Agreement.

ARTICLE VII

MISCELLANEOUS

        SECTION 7.1    Further Actions.     Subject to the terms and conditions set forth in this Agreement, the Stockholder agrees to take any all actions and to do all things reasonably necessary or appropriate to effectuate this Agreement.

        SECTION 7.2    Fees and Expenses.     Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

        SECTION 7.3    Amendments, Waivers, etc.     This Agreement may not be amended except by an instrument in writing signed by the parties hereto and specifically referencing this Agreement. At any time prior to the First Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby and specifically referencing this Agreement. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

        SECTION 7.4    Notices.     Any notice, request, instruction or other document required to be given hereunder shall be sufficient if in writing, and sent by confirmed facsimile or electronic mail transmission of a "portable document format" (".pdf") attachment (provided that any notice received by facsimile or electronic mail transmission or otherwise at the addressee's location on any business day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next business day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to Parent, to

  c/o Insight Venture Partners, LLC
  1114 Avenue of the Americas, 36th Floor
  New York, New York 10036
  Attention: Blair Flicker, General Counsel
  Facsimile: (212) 230-9272

        with a copy to (which shall not constitute notice):

  Willkie Farr & Gallagher LLP
  787 Seventh Avenue
  New York, New York 10019
  Attention: Morgan D. Elwyn
  Facsimile: (212) 728-8111

If to the Stockholder:

  Spring Street Partners, L.P.
  [      •    ]

        with a copy to (which shall not constitute notice):

  Leech Tishman Fuscaldo & Lampl, LLC
  545 Fifth Avenue
  6th Floor
  New York, NY 10017
  Attention: Daniel T. Mongan
  Facsimile: (412) 227-5551

or to such other person or address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph; provided that such notification shall only be effective on the date specified in such notice or five (5) business days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

        SECTION 7.5    Headings.     Headings of the Articles and Sections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

        SECTION 7.6    Severability.     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any person or any circumstance, is invalid or unenforceable (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

        SECTION 7.7    Entire Agreement; Assignment.     This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that without consent Parent may assign all or any of its rights and obligations hereunder to any of its Affiliates that assume the rights and obligations of Parent under the Merger Agreement. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary set forth herein, the Stockholder agrees that this Agreement and the obligations hereunder shall be binding upon any Person to which record or beneficial ownership of the

Stockholder's Subject Shares shall pass, whether by operation or law or otherwise, including the Stockholder's heirs, guardians, administrators or successors and assigns, and the Stockholder agrees to take all actions necessary to effect the foregoing.

        SECTION 7.8    Parties in Interest.     Subject to Section 3.2, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, including, without limitation, the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Notwithstanding the foregoing, the Company shall be an express third party beneficiary solely of the provisions of Section 3.4 hereof. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 7.3 without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date (except the Company solely with respect to Section 3.4 hereof).

        SECTION 7.9    Interpretation.     When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented in accordance with the terms hereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. References to dollars of "US$" are to the official currency of the United States of America. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

        SECTION 7.10    Governing Law.     THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.

        SECTION 7.11    Specific Performance.     The Stockholder acknowledges that any breach of this Agreement would give rise to irreparable harm for which monetary damages would not be an adequate remedy and that the Company and Parent shall be entitled to seek enforcement of any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without the necessity of proving the inadequacy of monetary damages as a remedy, which shall be the sole and exclusive remedy for any such breach. For the avoidance of doubt, the sole and exclusive remedy for any breach of this Agreement by the Stockholder shall be the injunction(s) and specific performance set forth in this Section 7.11.

        SECTION 7.12    Submission to Jurisdiction.     The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware, or, if the Chancery Court declines jurisdiction, the United States District Court for the District of Delaware or the courts of the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with relating to such action, suit or proceeding shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7.4 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

        SECTION 7.13    Waiver of Jury Trial.     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.13.

        SECTION 7.14    Counterparts.     This Agreement may be executed in two or more counterparts (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in "pdf" form), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties.

        SECTION 7.15    Relationship of the Parties.     This Agreement has been negotiated on an arm's length basis between the parties and is not intended to create a partnership, joint venture or agency relationship between the parties.

        IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

DIAMOND PARENT HOLDINGS, CORP.
By:
	Name:	Ross Devor
	Title:	Secretary

[Signature Page to Voting Agreement]

SPRING STREET PARTNERS, L.P.
By:	West Broadway Advisors, L.L.C., its general partner
By:
	Name:	David J. Liptak
	Title:	Manager

[Signature Page to Voting Agreement]

 Schedule I
Ownership of Preferred Shares

Name and Address of Stockholder	Number of Preferred Shares	Number of Common Shares
Spring Street Partners, L.P.	20,000,000	5,896,973
488 Madison Avenue, 21st Floor
New York, New York 10022

 EXECUTION VERSION

VOTING AGREEMENT

by and among

DIAMOND PARENT HOLDINGS, CORP.,

CARROLL CAPITAL HOLDINGS, LLC,

ELIZABETH CARROLL 2012 DESCENDANTS TRUST,

KENNETH CARROLL 2012 FAMILY TRUST,

and

GREENWOOD INVESTMENTS LLC

Dated as of February 12, 2016

 VOTING AGREEMENT

        This VOTING AGREEMENT (this "Agreement") is entered into as of February 12, 2016, by and among Diamond Parent Holdings, Corp., a Delaware corporation ("Parent") and the undersigned (together, the "Stockholders").

        WHEREAS, as of the date hereof, each Stockholder is the sole record and beneficial owner of and has the sole power to vote (or to direct the voting of) (x) the number of shares of Series A Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of Diligent Corporation, a Delaware corporation (the "Company"), set forth opposite such Stockholder's name on Schedule I hereto and (y) the number of shares of Common Stock, par value $0.001 per share the ("Common Shares") of the Company, set forth opposite such Stockholder's name on Schedule I hereto (such Common Shares and Preferred Shares, together with any other Shares the voting power of which is acquired by the Stockholders during the period from the date hereof through the date on which this Agreement is terminated in accordance with its terms (such period, the "Voting Period"), are collectively referred to herein as the "Subject Shares");

        WHEREAS, the Company, Parent, Diamond Merger Sub I, Corp., a Delaware corporation and a wholly-owned subsidiary of Merger Sub II ("Merger Sub I") and Diamond Merger Sub II, Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub II") are concurrently entering into an agreement and plan of merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which (i) Merger Sub I shall be merged with and into the Company, with the Company continuing as the surviving corporation thereafter and (ii) the Company shall then be merged with and into Merger Sub II, with Merger Sub II continuing as the surviving corporation thereafter (the mergers referred to in clauses (i) and (ii) being collectively referred to as the "Merger");

        WHEREAS, the adoption of the Merger Agreement requires the written consent or affirmative vote of (i) the holders of at least sixty percent (60%) of the then outstanding Preferred Shares, consenting or voting separately as a class and (ii) the holders of a majority in voting power of the outstanding Preferred Shares and Common Shares, entitled to vote thereon, voting as one class; and

        WHEREAS, as an inducement to Parent's willingness to enter into the Merger Agreement and consummate the transactions contemplated thereby, which transactions from which each Stockholder believes it will derive substantial benefits through its ownership interest in the Company, the Stockholders are entering into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

DEFINITIONS

        SECTION 1.1    Capitalized Terms.     For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement; provided, however, that no amendment or modification to any such term in the Merger Agreement shall amend or modify its meaning for the purposes hereof without the prior written consent of the Stockholders.

ARTICLE II

VOTING AGREEMENT AND IRREVOCABLE PROXY

        SECTION 2.1    Agreement to Vote.     Each Stockholder hereby agrees that, during the Voting Period, at any duly called meeting of the stockholders of the Company (or any adjournment or postponement thereof), or in any other circumstances (including action by written consent of stockholders in lieu of a meeting) upon which a vote, adoption or other approval or consent with respect to the adoption of the Merger Agreement or the approval of the Merger and any of the transactions contemplated thereby is sought, such Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, and shall provide a written consent or vote (or cause to be voted), in person or by proxy, all its Subject Shares, in each case (i) in favor of (A) any proposal to adopt and approve or reapprove the Merger Agreement and the transactions contemplated thereby and (B) waiving any notice that may have been or may be required relating to the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement, and (ii) against (X) any action or agreement that would reasonably be expected to prevent or materially delay the consummation of the Merger or any other transactions contemplated by this Agreement or the Merger Agreement, (Y) any Acquisition Proposal and any action in furtherance of any such Acquisition Proposal and (Z) any action, proposal, transaction or agreement that, to the knowledge of such Stockholder, would reasonably be expected to result in a material breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder or the Company under this Agreement or the Merger Agreement.

        SECTION 2.2    Grant of Irrevocable Proxy.     If requested by Parent, each Stockholder shall appoint Parent and any designee of Parent, and each of them individually, as such Stockholder's proxy, with full power of substitution and resubstitution, to vote during the Voting Period with respect to any and all of the Subject Shares on the matters and in the manner specified in Section 2.1. Each Stockholder shall take all further action or execute such other instruments as may be necessary to effectuate the intent of any such proxy. Each Stockholder affirms that any irrevocable proxy given by it with respect to the Merger Agreement and the transactions contemplated thereby shall be given to Parent by such Stockholder to secure the performance of the obligations of such Stockholder under this Agreement. It is agreed that Parent (and its officers on behalf of Parent) will use the irrevocable proxy that may be granted by the Stockholders only in accordance with applicable Law and that, to the extent Parent (and its officers on behalf of Parent) uses any such irrevocable proxy, it will only vote the Subject Shares subject to such irrevocable proxy with respect to the matters specified in, and in accordance with the provisions of, Section 2.1.

        SECTION 2.3    Nature of Irrevocable Proxy.     Any proxy granted pursuant to Section 2.2 to Parent by a Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies or powers of attorney granted by such Stockholder and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by such Stockholder with respect thereto. Any proxy that may be granted hereunder shall terminate upon the termination of this Agreement, but shall survive the death or incapacity of such Stockholder and any obligation of such Stockholder under this Agreement shall be binding upon the heirs, personal representatives and successors of such Stockholder.

        SECTION 2.4    Additional Consideration.     If the Merger is consummated, neither Stockholder will receive, whether under this Agreement or otherwise, any consideration additional to or in lieu of (i) the Preferred Stock Merger Consideration in respect of the acquisition of the Preferred Shares held or controlled by it or its Affiliates and (ii) the Common Stock Merger Consideration in respect of the acquisition of any Common Shares held or controlled by it or its Affiliates. If the Merger is not consummated, neither the Stockholders nor any of their respective Affiliates will receive a break-fee or similar payment, whether under this Agreement or otherwise.

 ARTICLE III

COVENANTS

        SECTION 3.1    Subject Shares.

          (a)   Each Stockholder agrees that (i) from the date hereof until the Closing Date, it shall not, and shall not commit or agree to, without Parent's prior written consent, directly or indirectly, whether by merger, consolidation or otherwise, offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a "Transfer"), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to or permit, a Transfer of, any or all of its Subject Shares or any interest therein; and (ii) during the Voting Period it shall not, and shall not commit or agree to, without Parent's prior written consent, (A) grant any proxies or powers of attorney with respect to any or all of its Subject Shares or agree to vote its Subject Shares on any matter or divest itself of any voting rights in its Subject Shares, (B) take any action that would have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement, or (C) convert any of its Preferred Shares into Common Shares; provided that the Stockholders may Transfer up to 500,000 common shares in the aggregate after the record date for the Stockholders Meeting (retaining voting rights in respect of the matters to be voted on at the Stockholders Meeting) and prior to the Closing Date. Each Stockholder agrees that any Transfer of Subject Shares not permitted hereby shall be null and void and that any such prohibited Transfer may and should be enjoined. If any involuntary transfer of any Subject Shares covered hereby shall occur (including, but not limited to, a sale by a Stockholder's trustee in bankruptcy, or a sale to a purchaser at any creditor's or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect.

          (b)   In the event of a stock dividend or distribution, or any change in the Subject Shares by reason of any stock dividend or distribution, split-up, recapitalization, combination, conversion, exchange of shares or the like, the term "Subject Shares" shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction. Each Stockholder further agrees that, in the event such Stockholder purchases or otherwise acquires beneficial or record ownership of or an interest in, or acquires the right to vote or share in the voting of, any additional Shares, in each case after the execution of this Agreement, such Stockholder shall deliver promptly to Parent written notice of such event, which notice shall state the number of additional Shares so acquired. Each Stockholder agrees that any such additional Shares shall be subject to the terms of this Agreement, including all covenants, agreements, obligations, representations and warranties set forth herein as if those additional shares were owned by such Stockholder on the date of this Agreement.

        SECTION 3.2    Stockholder's Capacity; Stockholder Designees.     All agreements and understandings made herein shall be made solely in each Stockholder's capacity as a holder of the Subject Shares and not in any other capacity. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, the parties acknowledge that if a Stockholder has a nominee or Affiliate on the Company's board of directors (the "Board"), the parties agree that (i) such nominee or Affiliate of such Stockholder on the Board (each, a "Stockholder Designee") shall be free to act in his capacity as a director of the Company solely in accordance with his duties to the Company and its stockholders, (ii) nothing herein shall prohibit or restrict any Stockholder Designee from taking any action (or omitting to take any action) in facilitation of the exercise of his fiduciary duties pursuant to and in accordance with Section 6.5 of the Merger Agreement or otherwise and (iii) no action taken by a Stockholder Designee or the omission by a Stockholder Designee to take any action, acting in his or her capacity as a director of the Company, shall be deemed to be a breach by such Stockholder of this Agreement.

        SECTION 3.3    Other Offers.     Neither Stockholder (in the Stockholders' capacity as such), nor any of the Stockholders' Subsidiaries, if any, shall, nor shall the Stockholders or any of the Stockholders' Subsidiaries, if any, authorize or permit any of its or their respective Representatives to, and the Stockholders shall instruct, and cause each applicable Subsidiary of the Stockholders to instruct, each such Representative not to, directly or indirectly, take any of the following actions: (i) initiate, solicit or knowingly encourage an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub I, Merger Sub II or any designees of Parent, Merger Sub I or Merger Sub II) any non-public information relating to the Company or any of its Subsidiaries, or afford to any Person (other than Parent, Merger Sub I, Merger Sub II or any designees of Parent, Merger Sub I or Merger Sub II) access to the properties, books, records or other non-public information of the Company or any of its Subsidiaries, in any such case, with the intent to induce the making, submission or announcement of, or the intent to encourage, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than, in response to an unsolicited inquiry, to refer the inquiring person to this Section 3.3 or Section 6.5 of the Merger Agreement); or (iv) enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to an Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the foregoing restrictions by any Subsidiary of a Stockholder or Representatives of a Stockholder or any of its Subsidiaries shall be deemed to be a breach of this Section 3.3 by such Stockholder. The Stockholders shall, and shall cause their respective Subsidiaries, and each shall use reasonable best efforts to cause their respective Representatives, to immediately cease any and all existing discussions or negotiations with any Persons conducted heretofore with respect to any Acquisition Proposal. Notwithstanding the foregoing, nothing herein shall limit or affect any actions taken by a Stockholder (or any affiliated officer or director of the Company) in compliance with the Merger Agreement, including taking any of the foregoing actions that would be permitted to be taken by the Company pursuant to the Merger Agreement.

        SECTION 3.4    Communications.     During the Voting Period, the Stockholders, and each of the Stockholders' Subsidiaries, if any, shall not, and shall use their respective reasonable best efforts to cause their respective officers, directors, employees or other Representatives, if any, not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Merger Agreement or any of the transactions contemplated hereby and thereby, without the prior written consent of Parent, provided that the foregoing shall not limit or affect any actions taken by a Stockholder (or any affiliated officer or director of the Company) in compliance with the Merger Agreement, including taking any of the foregoing actions that would be permitted to be taken by the Company pursuant to the Merger Agreement. Each Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent, Merger Sub I, Merger Sub II and the Company (including in any publicly filed documents relating to the Merger or any transaction contemplated by the Merger Agreement) of: (a) such Stockholder's identity; (b) such Stockholder's beneficial ownership of the Subject Shares; and (c) the nature of such Stockholder's commitments, arrangements and understandings under this Agreement, and any other information that Parent, Merger Sub I, Merger Sub II or the Company determines to be necessary in any SEC disclosure document in connection with the Merger or any transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to notify Parent, Merger Sub I, Merger Sub II and the Company of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document. Notwithstanding the foregoing, nothing herein shall limit or affect any actions taken by a Stockholder (or any affiliated officer or director of the Company) in compliance with the Merger Agreement.

        SECTION 3.5    Voting Trusts.     Each Stockholder agrees that it will not, nor will it permit any entity under its control to, deposit any of its Subject Shares in a voting trust or subject any of its Subject Shares to any arrangement with respect to the voting of such Subject Shares other than as provided herein.

        SECTION 3.6    Waiver of Appraisal Rights.     Each Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert, exercise or perfect (or attempt to exercise, assert or perfect) any rights of appraisal or rights to dissent from the Merger that it may at any time have under applicable Law, including Section 262 of the DGCL. Each Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company or any of their respective successors, directors or officers, (a) challenging the validity, binding nature or enforceability of, or seeking to enjoin the operation of, this Agreement or the Merger Agreement, or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

        Each Stockholder hereby represents and warrants to Parent, severally and not jointly, as follows:

        SECTION 4.1    Due Organization, etc.

          (a)   Greenwood Investments LLC is a limited liability company duly organized, validly existing and in good standing under the laws of Wyoming. Such Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by such Stockholder have been duly authorized by all necessary action on the part of such Stockholder and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and (assuming the due authorization, execution and delivery by Parent) constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

          (b)   Carroll Capital Holdings, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of New Jersey. Such Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by such Stockholder have been duly authorized by all necessary action on the part of such Stockholder and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and (assuming the due authorization, execution and delivery by Parent) constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

          (c)   Elizabeth Carroll 2012 Descendants Trust is a trust, duly organized and validly existing under the Laws of the United States of America. Kenneth Carroll, acting as Trustee on behalf of such Stockholder (the "EC Trustee"), has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby on behalf of the Trust. This Agreement has been duly executed and delivered by such Stockholder and (assuming the due authorization, execution and delivery by Parent) constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

          (d)   Kenneth Carroll 2012 Family Trust is a trust, duly organized and validly existing under the Laws of the United States of America. Elizabeth Carroll, acting as Trustee on behalf of such Stockholder (the "KC Trustee"), has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby on behalf of the Trust. This Agreement has been duly executed and delivered by such Stockholder and (assuming the due authorization, execution and delivery by Parent) constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

        SECTION 4.2    Ownership of Shares.     Schedule I hereto sets forth opposite such Stockholder's name the Shares over which such Stockholder has sole record and beneficial ownership as of the date hereof. As of the date hereof, such Stockholder is the lawful owner of the Shares denoted as being owned by such Stockholder on Schedule I hereto, has the sole power to vote or cause to be voted such Shares and has the sole power to dispose of or cause to be disposed such Shares. Such Stockholder has good and valid title to the Shares denoted as being owned by such Stockholder on Schedule I hereto, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than (i) those created by this Agreement, or (ii) those existing under applicable securities laws.

        SECTION 4.3    No Conflicts.     (a) No filing with any Governmental Entity, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by such Stockholder and (b) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (i) conflict with or result in any breach of the organizational documents of such Stockholder, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of the Subject Shares or its assets may be bound or (iii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to materially impair such Stockholder's ability to perform its obligations under this Agreement.

        SECTION 4.4    Finder's Fees.     No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub I, Merger Sub II or the Company in respect of this Agreement based upon any Contract made by or on behalf of such Stockholder, solely in such Stockholder's capacity as a stockholder of the Company.

        SECTION 4.5    No Litigation.     As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder that would reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT

        Parent hereby represents and warrants to the Stockholders as follows:

        SECTION 5.1    Due Organization, etc.     Parent is a Delaware corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent have been duly authorized by all necessary action on the part of Parent and no other proceedings on the part of Parent are necessary to authorize this Agreement, or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and (assuming the due authorization, execution and delivery by the Stockholders) constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent enforcement is limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

        SECTION 5.2    No Conflicts.     (a) No filing with any Governmental Entity, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Parent and (b) none of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby or compliance by Parent with any of the provisions hereof shall (i) conflict with or result in any breach of the organizational documents of Parent, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Parent is a party or by which Parent or any of its assets may be bound or (iii) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation, except for any of the foregoing as would not reasonably be expected to materially impair Parent's ability to perform its obligations under this Agreement.

        SECTION 5.3    Voting Agreements.     In connection with the Merger, each other holder of Preferred Shares has executed a voting agreement with Parent which contains the same terms and provisions as those contained in this Agreement.

ARTICLE VI

TERMINATION

        SECTION 6.1    Termination.     This Agreement shall automatically terminate, and neither Parent nor any Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the earliest to occur of: (a) the mutual written consent of Parent and the Stockholders; (b) the First Effective Time; (c) the date of termination of the Merger Agreement in accordance with its terms; or (d) the date of any material modification, waiver or amendment of the Merger Agreement that reduces or changes the form of the Preferred Stock Merger Consideration or Common Stock Merger Consideration pursuant to the Merger Agreement as in effect on the date hereof or which is otherwise adverse to the Stockholders in any material respect, in each case, without the prior written consent of the Stockholders. The parties acknowledge that upon termination of this Agreement as permitted under and in accordance with the terms of this Article VI, no party to this Agreement shall have the right to recover any claim with respect to any losses suffered by such party in connection with such termination, except that, subject to Section 7.11, the termination of this Agreement shall not relieve either party to this Agreement from liability for such party's willful and material breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of this Article VI and Article VII shall survive the termination of this Agreement.

 ARTICLE VII

MISCELLANEOUS

        SECTION 7.1    Further Actions.     Subject to the terms and conditions set forth in this Agreement, each Stockholder and/or Trustee agrees to take any all actions and to do all things reasonably necessary or appropriate to effectuate this Agreement.

        SECTION 7.2    Fees and Expenses.     Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

        SECTION 7.3    Amendments, Waivers, etc.     This Agreement may not be amended except by an instrument in writing signed by the parties hereto and specifically referencing this Agreement. At any time prior to the First Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby and specifically referencing this Agreement. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

        SECTION 7.4    Notices.     Any notice, request, instruction or other document required to be given hereunder shall be sufficient if in writing, and sent by confirmed facsimile or electronic mail transmission of a "portable document format" (".pdf") attachment (provided that any notice received by facsimile or electronic mail transmission or otherwise at the addressee's location on any business day after 5:00 p.m. (addressee's local time) shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next business day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to Parent, to

  c/o Insight Venture Partners, LLC
  1114 Avenue of the Americas, 36th Floor
  New York, New York 10036
  Attention: Blair Flicker, General Counsel
  Facsimile: (212) 230-9272

        with a copy to (which shall not constitute notice):

  Willkie Farr & Gallagher LLP
  787 Seventh Avenue
  New York, New York 10019
  Attention: Morgan D. Elwyn
  Facsimile: (212) 728-8111

If to the Stockholders:

  Greenwood Investments LLC
  [      •    ]

  and

  Carroll Capital Holdings, LLC
  [      •    ]

  and

  Elizabeth Carroll 2012 Descendants Trust
  [      •    ]

  and

  Kenneth Carroll 2012 Family Trust
  [      •    ]

        with a copy to (which shall not constitute notice):

  Cohen & Grigsby, P.C.
  [      •    ]

or to such other person or address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph; provided that such notification shall only be effective on the date specified in such notice or five (5) business days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

        SECTION 7.5    Headings.     Headings of the Articles and Sections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

        SECTION 7.6    Severability.     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any person or any circumstance, is invalid or unenforceable (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

        SECTION 7.7    Entire Agreement; Assignment.     This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that without consent Parent may assign all or any of its rights and obligations hereunder to any of its Affiliates that assume the rights and obligations of Parent under the Merger Agreement. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary set forth herein, each Stockholder agrees that this Agreement and the obligations hereunder shall be binding upon any Person to which record or beneficial ownership of each Stockholder's Subject Shares shall pass, whether by operation or law or otherwise, including such Stockholder's heirs, guardians, administrators or successors and assigns, and such Stockholder agrees to take all actions necessary to effect the foregoing.

        SECTION 7.8    Parties in Interest.     Subject to Section 3.2, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, including, without limitation, the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Notwithstanding the foregoing, the Company shall be an express third party beneficiary solely of the provisions of Section 3.4 hereof. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 7.3 without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date (except the Company solely with respect to Section 3.4 hereof).

        SECTION 7.9    Interpretation.     When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented in accordance with the terms hereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted by all the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. References to dollars of "US$" are to the official currency of the United States of America. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

        SECTION 7.10    Governing Law.     THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.

        SECTION 7.11    Specific Performance.     Each Stockholder acknowledges that any breach of this Agreement would give rise to irreparable harm for which monetary damages would not be an adequate remedy and that the Company and Parent shall be entitled to seek enforcement of any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without the necessity of proving the inadequacy of monetary damages as a remedy, which shall be the sole and exclusive remedy for any such breach. For the avoidance of doubt, the sole and exclusive remedy for any breach of this Agreement by a Stockholder shall be the injunction(s) and specific performance set forth in this Section 7.11.

        SECTION 7.12    Submission to Jurisdiction.     The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware, or, if the Chancery Court declines jurisdiction, the United States District Court for the District of Delaware or the courts of the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with relating to such action, suit or proceeding shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7.4 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

        SECTION 7.13    Waiver of Jury Trial.     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.13.

        SECTION 7.14    Counterparts.     This Agreement may be executed in two or more counterparts (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in "pdf" form), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties.

        SECTION 7.15    Relationship of the Parties.     This Agreement has been negotiated on an arm's length basis between the parties and is not intended to create a partnership, joint venture or agency relationship between the parties.

        IN WITNESS WHEREOF, Parent and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

DIAMOND PARENT HOLDINGS, CORP.
By:
	Name:	Ross Devor
	Title:	Secretary

[Signature Page to Voting Agreement]

GREENWOOD INVESTMENTS LLC
By:
	Name:	Kenneth Carroll
	Title:	Manager
CARROLL CAPITAL HOLDINGS, LLC
By:
	Name:	Kenneth Carroll
	Title:	Manager
ELIZABETH CARROLL 2012 DESCENDANTS TRUST
By:
	Name:	Kenneth Carroll
	Title:	Trustee
KENNETH CARROLL 2012 FAMILY TRUST
By:
	Name:	Elizabeth Carroll
	Title:	Trustee

[Signature Page to Voting Agreement]

 Schedule I
Ownership of Preferred Shares and Common Shares

Name and Address of Stockholder	Number of Preferred Shares	Number of Common Shares
Greenwood Investments LLC 690 S. Highway 89, Suite 260, Jackson, WY 83001	10,000,000	0
Carroll Capital Holdings, LLC 94 Long Pond Road Hewitt, NJ 07421	0	3,389,763
Elizabeth Carroll 2012 Descendants Trust 94 Long Pond Road Hewitt, NJ 07421	0	600,000
Kenneth Carroll 2012 Family Trust 94 Long Pond Road Hewitt, NJ 07421	0	1,000,000

 Exhibit B

Certificate of Incorporation

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DIAMOND MERGER SUB II, CORP.

* * * * * * * *

ARTICLE I.

        The name of the corporation (the "Corporation") is: Diamond Merger Sub II, Corp.

 ARTICLE II.

        The address of the registered office of the Corporation in the State of Delaware is: 1209 Orange Street, Wilmington, County of New Castle, Delaware, 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE III.

        The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV.

        The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, each of which shall have a par value of one cent ($0.01) per share.

ARTICLE V.

        In furtherance and not in limitation of the powers conferred by statute, the by-laws of the Corporation may be made, altered, amended or repealed by the stockholders or by a majority of the entire board of directors of the Corporation (the "Board").

ARTICLE VI.

        Elections of directors need not be by written ballot.

ARTICLE VII.

          (a)   The Corporation shall indemnify, in the manner and to the fullest extent permitted by the General Corporation Law of the State of Delaware (the "DGCL"), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may indemnify, in the manner and to the fullest extent permitted by the DGCL, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

          (b)   Expenses incurred in defending a civil or criminal action, suit or proceeding shall (in the case of any action, suit or proceeding against a director of the Corporation) or may (in the case of any action, suit or proceeding against an officer, trustee, employee or agent) be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article.

          (c)   The indemnification and other rights set forth in this Article VII shall not be exclusive of any provisions with respect thereto in the by-laws of the Corporation or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation.

          (d)   Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring before such amendment, repeal or adoption of an inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right of indemnification or right to receive expenses pursuant to this Article VII if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

          (e)   No director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director.

        If the DGCL is amended after February [      ], 2016 to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

[Signature Page Follows]

        THE UNDERSIGNED, being the Incorporator hereinbefore named, for the purpose of forming a Corporation pursuant to the General Corporation Law of the State of Delaware makes this Certificate, hereby declaring and certifying that this is her act and deed and the facts herein stated are true and, accordingly, has hereunto set her hand this      day of February, 2016.

[ ]

 Exhibit C

By-laws

DIAMOND MERGER SUB II, CORP.

INCORPORATED UNDER THE LAWS OF

THE STATE OF DELAWARE

BYLAWS

ARTICLE I.
OFFICES.

        The registered office of DIAMOND MERGER SUB II, CORP. (the "Corporation") shall be located in the state of Delaware and shall be at such address as shall be set forth in the Certificate of Incorporation. The registered agent of the Corporation at such address shall be as set forth in the Certificate of Incorporation. The Corporation may also have such other offices at such other places, within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require.

ARTICLE II.
STOCKHOLDERS.

        Section 1.    Annual Meeting.     The annual meeting of stockholders for the election of directors and the transaction of any other business shall be held on such date and at such time and in such place, either within or without the State of Delaware, as shall from time to time be designated by the Board of Directors. At the annual meeting any business may be transacted and any corporate action may be taken, whether stated in the notice of meeting or not, except as otherwise expressly provided by statute or the Certificate of Incorporation.

        Section 2.    Special Meetings.     Special meetings of the stockholders for any purpose may be called at any time by the Board of Directors, or by the President, and shall be called by the President at the request of the holders of at least 20% of the outstanding shares of capital stock entitled to vote. Special meetings shall be held at such place or places within or without the State of Delaware as shall from time to time be designated by the Board of Directors. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

        Section 3.    Notice of Meetings.     Written notice of the time and place of any stockholder's meeting, whether annual or special, shall be given to each stockholder entitled to vote thereat, by personal delivery or by mailing the same to him at his address as the same appears upon the records of the Corporation at least ten (10) days but not more than sixty (60) days before the day of the meeting. Notice of any adjourned meeting need not be given except by announcement at the meeting so adjourned, unless otherwise ordered in connection with such adjournment. Such further notice, if any, shall be given as may be required by law.

        Section 4.    Quorum.     Any number of stockholders, together holding at least a majority of the capital stock of the Corporation issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business, except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws.

        Section 5.    Adjournment of Meetings.     If less than a quorum shall attend at the time for which a meeting shall have been called, the meeting may adjourn from time to time by a majority vote of the stockholders present or represented by proxy and entitled to vote without notice other than by announcement at the meeting until a quorum shall attend. Any meeting at which a quorum is present may also be adjourned in like manner and for such time or upon such call as may be determined by a majority vote of the stockholders present or represented by proxy and entitled to vote. At any adjourned meeting at which a quorum shall be present, any business may be transacted and any corporate action may be taken which might have been transacted at the meeting as originally called.

        Section 6.    Voting List.     The Secretary shall prepare and make, at least ten (10) days before every election of directors, a complete list of the stockholders entitled to vote, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each stockholder. Such list shall be open at the place where the election is to be held for said ten (10) days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

        Section 7.    Voting.     Each stockholder entitled to vote at any meeting may vote either in person or by proxy, but no proxy shall be voted on or after three years from its date, unless said proxy provides for a longer period. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote shall at every meeting of the stockholders be entitled to one vote for each share of stock registered in his name on the record of stockholders. At all meetings of stockholders all matters, except as otherwise provided by statute, shall be determined by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.

        Section 8.    Record Date of Stockholders.     The Board of Directors is authorized to fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purposes, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.

        Section 9.    Action Without Meeting.     Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

        Section 10.    Conduct of Meetings.     The Chairman of the Board of Directors, or if there be none, or in the Chairman's absence, the President shall preside at all regular or special meetings of stockholders. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time allotted to stockholders to speak, governing all aspects of the conduct of such meetings.

 ARTICLE III.
DIRECTORS.

        Section 1.    Number and Qualifications:     The Board of Directors shall consist initially of such number of directors as is set forth in the Statement of the Sole Incorporator, and thereafter shall consist of such number as may be fixed from time to time by resolution of the Board of Directors. The directors need not be stockholders.

        Section 2.    Election of Directors:     The directors shall be elected by the stockholders at the annual meeting of stockholders.

        Section 3.    Duration of Office:     The directors chosen at any annual meeting shall, except as hereinafter provided, hold office until the next annual election and until their successors are elected and qualify.

        Section 4.    Removal and Resignation of Directors:     Except as set forth in the Certificate of Incorporation of the Corporation, as such certificate may be amended by any Certificates of Designation filed by the Corporation, any director may be removed from the Board of Directors, with or without cause, by the holders of a majority of the shares of capital stock entitled to vote, either by written consent or consents or at any special meeting of the stockholders called for that purpose, and the office of such director shall forthwith become vacant.

        Any director may resign at any time. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.

        Section 5.    Filling of Vacancies:     Any vacancy among the directors, occurring from any cause whatsoever, may be filled by a majority of the remaining directors, though less than a quorum, provided, however, that the stockholders removing any director may at the same meeting fill the vacancy caused by such removal, and provided further, that if the directors fail to fill any such vacancy, the stockholders may at any special meeting called for that purpose fill such vacancy. In case of any increase in the number of directors, the additional directors may be elected by the directors in office before such increase.

        Any person elected to fill a vacancy shall hold office, subject to the right of removal as hereinbefore provided, until the next annual election and until his successor is elected and qualifies.

        Section 6.    Regular Meetings:     The Board of Directors shall hold an annual meeting for the purpose of organization and the transaction of any business immediately after the annual meeting of the stockholders, provided a quorum of directors is present. Other regular meetings may be held at such times as may be determined from time to time by resolution of the Board of Directors.

        Section 7.    Special Meetings:     Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, if any, or by the President or by any two directors.

        Section 8.    Notice and Place of Meetings:     Meetings of the Board of Directors may be held at the principal office of the Corporation, or at such other place as shall be stated in the notice of such meeting. Notice of any special meeting, and, except as the Board of Directors may otherwise determine by resolution, notice of any regular meeting also, shall be mailed to each director addressed to him at his residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to him at such place by facsimile, telegraph or cable, or delivered personally or by telephone, not later than the day before the day on which the meeting is to be held. No notice of the annual meeting of the Board of Directors shall be required if it is held immediately after the annual meeting of the stockholders and if a quorum is present.

        Section 9.    Business Transacted at Meetings, etc.:     Any business may be transacted and any corporate action may be taken at any regular or special meeting of the Board of Directors at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by statute.

        Section 10.    Quorum:     A majority of the Board of Directors at any time in office shall constitute a quorum. At any meeting at which a quorum is present, the vote of a majority of the members present shall be the act of the Board of Directors unless the act of a greater number is specifically required by law or by the Certificate of Incorporation or these Bylaws. The members of the Board of Directors shall act only as the Board of Directors and the individual members thereof shall not have any powers as such.

        Section 11.    Compensation:     The directors shall not receive any stated salary for their services as directors, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

        Section 12.    Action Without a Meeting:     Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or committee.

        Section 13.    Meetings Through Use of Communications Equipment:     Members of the Board of Directors, or any committee designated by the Board of Directors, shall, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, have the power to participate in a meeting of the Board of Directors, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

ARTICLE IV.
COMMITTEES.

        Section 1.    Executive Committee:     The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate two or more of their number to constitute an Executive Committee to hold office at the pleasure of the Board of Directors, which Committee shall, during the intervals between meetings of the Board of Directors, have and exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, subject only to such restrictions or limitations as the Board of Directors may from time to time specify, or as limited by the Delaware Corporation Law, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

        Any member of the Executive Committee may be removed at any time, with or without cause, by a resolution of a majority of the whole Board of Directors.

        Any person ceasing to be a director shall ipso facto cease to be a member of the Executive Committee.

        Any vacancy in the Executive Committee occurring from any cause whatsoever may be filled from among the directors by a resolution of a majority of the whole Board of Directors.

        Section 2.    Other Committees:     Other committees, whose members need not be directors, may be appointed by the Board of Directors or the Executive Committee, which committees shall hold office for such time and have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors or the Executive Committee.

        Any member of such a committee may be removed at any time, with or without cause, by the Board of Directors or the Executive Committee. Any vacancy in a committee occurring from any cause whatsoever may be filled by the Board of Directors or the Executive Committee.

        Section 3.    Resignation:     Any member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

        Section 4.    Quorum:     A majority of the members of a committee shall constitute a quorum. The act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee. The members of a committee shall act only as a committee, and the individual members thereof shall not have any powers as such.

        Section 5.    Record of Proceedings, etc.:     Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

        Section 6.    Organization, Meetings, Notices, etc.:     A committee may hold its meetings at the principal office of the Corporation, or at any other place which a majority of the committee may at any time agreed upon. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings. Unless otherwise ordered by the Executive Committee, any notice of a meeting of such committee may be given by the Secretary of the Corporation or by the chairman of the committee and shall be sufficiently given if mailed to each member at his residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to him at such place by facsimile, telegraph or cable, or delivered personally or by telephone not later than twenty-four (24) hours before the time at which the meeting is to be held.

        Section 7.    Compensation:     The members of any committee shall be entitled to such compensation as may be allowed them by resolution of the Board of Directors.

ARTICLE V.
OFFICERS.

        Section 1.    Number:     The officers of the Corporation shall be a President and a Secretary and such other officers as may be appointed in accordance with the provisions of this Article V. The Board of Directors in its discretion may also elect a Chairman of the Board of Directors.

        Section 2.    Election, Term of Office and Qualifications:     The officers, except as provided in Section 3 of this Article V, shall be chosen annually by the Board of Directors. Each such officer shall, except as herein otherwise provided, hold office until his successor shall have been chosen and shall qualify. The Chairman of the Board of Directors, if any, and the President shall be directors of the Corporation, and should any one of them cease to be a director, he shall ipso facto cease to be such officer. Except as otherwise provided by law, any number of offices may be held by the same person.

        Section 3.    Other Officers:     Other officers, including one or more vice-presidents, assistant secretaries, treasurer or assistant treasurers, may from time to time be appointed by the Board of Directors, which other officers shall have such powers and perform such duties as may be assigned to them by the Board of Directors or the officer or committee appointing them.

        Section 4.    Removal of Officers:     Any officer of the Corporation may be removed from office, with or without cause, by a vote of a majority of the Board of Directors.

        Section 5.    Resignation:     Any officer of the Corporation may resign at any time. Such resignation shall be in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.

        Section 6.    Filling of Vacancies:     A vacancy in any office shall be filled by the Board of Directors or by the authority appointing the predecessor in such office.

        Section 7.    Compensation:     The compensation of the officers shall be fixed by the Board of Directors, or by any committee upon whom power in that regard may be conferred by the Board of Directors.

        Section 8.    Chairman of the Board of Directors:     The Chairman of the Board of Directors, if any, shall be a director and shall preside at all meetings of the stockholders and the Board of Directors, and shall have such power and perform such duties as may from time to time be assigned to him by the Board of Directors.

        Section 9.    President:     In the absence of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. He shall have power to call special meetings of the stockholders or of the Board of Directors or of the Executive Committee at any time. He shall be the chief executive officer of the Corporation, and shall have the general direction of the business, affairs and property of the Corporation, and of its several officers, and shall have and exercise all such powers and discharge such duties as usually pertain to the office of President.

        Section 10.    Vice-Presidents:     The vice-president, or vice-presidents if there is more than one, shall, subject to the direction of the Board of Directors, at the request of the President or in his absence, or in case of his inability to perform his duties from any cause, perform the duties of the President, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the President. The vice-presidents shall also perform such other duties as may be assigned to them by the Board of Directors, and the Board of Directors may determine the order of priority among them.

        Section 11.    Secretary:     The Secretary shall perform such duties as are incident to the office of Secretary, or as may from time to time be assigned to him by the Board of Directors, or as are prescribed by these Bylaws.

        Section 12.    Treasurer:     The Treasurer shall perform such duties and have powers as are usually incident to the office of Treasurer or which may be assigned to him by the Board of Directors.

ARTICLE VI.
CAPITAL STOCK.

        Section 1.    Issue of Certificates of Stock:     Certificates of capital stock shall be in such form as shall be approved by the Board of Directors. They shall be numbered in the order of their issue and shall be signed by the Chairman of the Board of Directors, the President or one of the vice-presidents, and the Secretary or an assistant secretary or the treasurer or an assistant treasurer, and the seal of the Corporation or a facsimile thereof shall be impressed or affixed or reproduced thereon, provided, however, that where such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chairman of the Board of Directors, President, vice-president, Secretary, assistant secretary, treasurer or assistant treasurer may be facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon have not ceased to be such officer or officers of the Corporation.

        Section 2.    Registration and Transfer of Shares:     The name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him, her or it, the numbers of the certificates, if any, covering such shares and the dates of acquisition of such shares. The shares of stock of the Corporation held in certificated form shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. The shares of stock of the Corporation that are not held in certificated form shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on delivery of an assignment or power of transfer. A record shall be made of each transfer.

        The Board of Directors may make other and further rules and regulations concerning the transfer and registration of certificates for stock and may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both.

        Section 3.    Lost, Destroyed and Mutilated Certificates:     The holder of any stock of the Corporation held in certificated form shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it and alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or the owner's legal representatives, to give the Corporation a bond, in such sum not exceeding double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises, or may remit such owner to such remedy or remedies as he may have under the laws of the State of Delaware.

ARTICLE VII.
DIVIDENDS, SURPLUS, ETC.

        Section 1.    General Discretion of Directors:     The Board of Directors shall have power to fix and vary the amount to be set aside or reserved as working capital of the Corporation, or as reserves, or for other proper purposes of the Corporation, and, subject to the requirements of the Certificate of Incorporation, to determine whether any, if any, part of the surplus or net profits of the Corporation shall be declared as dividends and paid to the stockholders, and to fix the date or dates for the payment of dividends.

ARTICLE VIII.
MISCELLANEOUS PROVISIONS.

        Section 1.    Fiscal Year:     The fiscal year of the Corporation shall commence on the first day of January and end on the last day of December.

        Section 2.    Corporate Seal:     The corporate seal shall be in such form as approved by the Board of Directors and may be altered at their pleasure. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

        Section 3.    Notices:     Except as otherwise expressly provided, any notice required by these Bylaws to be given shall be sufficient if given by depositing the same in a post office or letter box in a sealed postpaid wrapper addressed to the person entitled thereto at his address, as the same appears upon the books of the Corporation, or by sending via facsimile, telegraphing or cabling the same to such person at such addresses; and such notice shall be deemed to be given at the time it is mailed, sent via facsimile, telegraphed or cabled.

        Section 4.    Waiver of Notice:     Any stockholder or director may at any time, by writing or by telegraph or by cable, waive any notice required to be given under these Bylaws, and if any stockholder or director shall be present at any meeting his presence shall constitute a waiver of such notice.

        Section 5.    Checks, Drafts, etc.:     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall from time to time be designated by resolution of the Board of Directors.

        Section 6.    Deposits:     All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board of Directors may select, and, for the purpose of such deposit, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation, may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board of Directors or the President may authorize for that purpose.

        Section 7.    Voting Stock of Other Corporations:     Except as otherwise ordered by the Board of Directors or the Executive Committee, the President or the treasurer shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the President or the treasurer or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors or the Executive Committee may from time to time confer like powers upon any other person or persons.

ARTICLE IX.
INDEMNIFICATION

        Section 1.    Indemnification.     The Corporation, to the fullest extent permitted or required by the General Corporation Law of the State of Delaware (the "DGCL") or other applicable law, as the same exists or may hereafter be amended, shall indemnify and hold harmless any person who is or was a director or officer of the Corporation and who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action, suit or proceedings by or in the right of the Corporation to procure a judgment in its favor) (a "Proceeding") by reason of the fact that such person is or was a director or officer of the Corporation, or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other entity or enterprise (including, without limitation, any employee benefit plan) (an "indemnitee") against all liability and loss suffered and expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful. Notwithstanding the foregoing provisions of this Article IX, Section 1, but subject to applicable law, the Corporation shall be required to indemnify an indemnitee in connection with a Proceeding (or part thereof) commenced by such indemnitee only if the commencement of such Proceeding (or part thereof) by the indemnitee was authorized in the specific case by the Board.

        Section 2.    Prepayment of Expenses.     The Corporation, to the fullest extent permitted or required by the DGCL or other applicable law, shall pay the expenses incurred by an indemnitee in connection with a Proceeding in advance of the final disposition of such Proceeding consistent with the provisions of the DGCL or other applicable law, provided, however, that such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the indemnitee to repay all amounts advanced if it should be ultimately determined that indemnitee is not entitled to be indemnified under this Article IX or otherwise.

        Section 3.    Insurance, Contracts and Funding.     The Corporation, to the fullest extent permitted or required by the DGCL or other applicable law, may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other entity or enterprise (including, without limitation, any employee benefit plan) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, in connection with any Proceeding, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. The Corporation may enter into contracts with any indemnitee providing indemnification and advancement of expenses and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided or authorized in this Article IX, by statute, by agreement or otherwise.

        Section 4.    Indemnification Not Exclusive Right; Beneficiaries of Rights.     The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article IX, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article IX, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee's capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity. The rights conferred on any indemnitee by this Article IX shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other legal representatives of any indemnitee under this Article IX. Any amendment, alteration or repeal of this Article IX that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

        Section 5.    Indemnification of Employees and Agents of the Corporation.     The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

 ARTICLE X.
AMENDMENTS.

        The Board of Directors shall have the power to make, rescind, alter, amend and repeal these Bylaws, provided, however, that the stockholders shall have power to rescind, alter, amend or repeal any bylaws made by the Board of Directors, and to enact bylaws which if so expressed shall not be rescinded, altered, amended or repealed by the Board of Directors. No change of the time or place for the annual meeting of the stockholders for the election of directors shall be made except in accordance with the laws of the State of Delaware.

*          *          *          *           *

 Company Disclosure Schedule

List of Schedules

Section	Representations and Warranties of the Company
Schedule 3.1	Organization and Qualification; Subsidiaries
Schedule 3.2	Certificate of Incorporation and By-laws
Schedule 3.3	Capitalization
Schedule 3.5	No Conflict; Required Filings; and Consents
Schedule 3.6	Compliance
Schedule 3.7	SEC Reports; NZX Compliance; Financial Statements; Undisclosed Liabilities
Schedule 3.8	Absence of Certain Changes or Events
Schedule 3.10	Employee Benefit Plans
Schedule 3.13	Title to Assets; Real Properties
Schedule 3.14	Tax Matters
Schedule 3.17	Brokers
Schedule 3.18	Intellectual Property
Schedule 3.19	Material Contracts
Schedule 3.24	Powers of Attorney
Section	Conduct of Business Pending the Merger
Schedule 5.1(b)	Conduct of Business of the Company Pending the Merger
Section	Conditions to Obligation of Each Party to Effect the First Merger
Schedule 7.1(c)	Antitrust Laws

        The Company undertakes to furnish supplementally a copy of the Company Disclosure Schedule to the Commission upon request.

Annex B

February 12, 2016 The Board of Directors of Diligent Corporation 1385 Broadway Ave., 19th Floor New York, NY 10018	Jefferies LLC 520 Madison Avenue, 8th Floor New York, NY 10022 telephone: 212.284.2300 website: Jefferies.com

Members of the Board:

        We understand that Diamond Parent Holdings, Corp., a Delaware corporation ("Parent"), Diamond Merger Sub I, Corp., a Delaware corporation and a direct wholly-owned subsidiary of Merger Sub II ("Merger Sub I"), Diamond Merger Sub II, Corp., a Delaware corporation and a direct wholly-owned subsidiary of Parent ("Merger Sub II") and Diligent Corporation, a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger (the "Agreement"), pursuant to which (1) Merger Sub I will merge with and into the Company in a transaction in which each outstanding share of common stock of the Company, par value $0.001 per share, will be converted into the right to receive US$4.90 per share in cash (as further described in the Agreement) (the "Consideration"), (2) following such merger, the surviving corporation of such merger will merge with and into Merger Sub II, and (3) Merger Sub II will survive such second merger as a wholly owned subsidiary of Parent (the "Transaction"). The terms and conditions of the Transaction are more fully set forth in the Agreement.

        You have asked for our opinion of the fairness, from a financial point of view, to the holders of the Company's common stock (the "Stockholders"), of the Consideration to be paid to the Stockholders pursuant to the Transaction.

        In arriving at our opinion, we have, among other things:

  i.
  reviewed a draft dated February 12, 2016 of the Agreement;

  ii.
  reviewed certain publicly available financial and other information about Parent and the Company;

  iii.
  reviewed certain information conveyed to us by the management, including financial forecasts and analyses, relating to the business, operations and prospects of the Company;

  iv.
  held discussions with members of senior management of the Company concerning the matters described in clauses (ii) and (iii) above;

  v.
  reviewed the share trading price history and compared the proposed financial terms of the Transaction with valuation multiples of certain publicly traded companies that we deemed relevant;

  vi.
  compared the proposed financial terms of the Transaction with the financial terms of certain other transactions that we deemed relevant; and

  vii.
  conducted such other financial studies, analyses and investigations as we deemed appropriate.

        We have assumed that all Stockholders are similarly situated and have not reviewed or ascribed any value to any relationship or agreements any such Stockholder may or may not have with the Company, including with respect to the size of any such Stockholder's ownership position. In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Company or the parties to the Transaction or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on assurances of the management of the Company that it is not aware of any facts or circumstances that would make such information inaccurate or misleading or of any relevant information that has been omitted or that remains undisclosed to us. In our review, we did not perform or obtain any independent inspection or appraisal of any of the properties, assets or liabilities (contingent or otherwise) of, nor did we conduct a physical inspection or appraisal of any of the properties, assets or facilities of, the Company, nor have we been furnished with any such evaluations or appraisals of such physical inspections, nor do we assume any responsibility to obtain any such evaluations, appraisals or physical inspections.

        At your direction, we based our analysis on certain publicly available financial forecasts and financial forecasts furnished to us, and we have assumed that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management as to the future financial performance of the Company. With respect to such financial forecasts examined by us, we note that projecting future results of any business is inherently subject to uncertainty. We express no opinion as to any forecasts of the Company's financial condition or the assumptions on which such forecasts are made.

        Our opinion is based on economic, monetary, regulatory, market and other conditions that exist and can be evaluated as of the date hereof. We do not undertake to reaffirm or revise our opinion or otherwise comment on events occurring after the date hereof, and we expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

        We have made no independent investigation of any legal, tax or accounting matters affecting the Company, and we have assumed no responsibility for any legal or accounting advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Agreement to the Company or the Stockholders. In addition, in preparing this opinion, we have not taken into account, and express no view with regard to, any tax consequences of the Transaction to the Company, the Stockholders or Parent. We have assumed that the final form of the Agreement will be substantially similar to the last draft reviewed by us in all respects material to our analyses and opinion. We have assumed that the Transaction will be consummated in accordance with its terms without waiver, modification or amendment of any term, condition or agreement that would be meaningful in any respect to our analysis or opinion and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the Stockholders or the consummation or the contemplated benefits of the Transaction in any respects material to our opinion. No opinion is expressed whether any alternative transaction might result in consideration more favorable to the Company or the Stockholders than that contemplated by the Agreement.

        It is understood that our opinion is solely for the use and benefit of the Board of Directors of the Company (the "Board") in its consideration of the Transaction, and our opinion does not address the relative merits of the transactions contemplated by the Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Transaction or the terms of the Agreement or the documents referred to therein. Our opinion does not constitute a recommendation as to how any Stockholder should vote on the Transaction or any matter related thereto. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than the Stockholders. We express no opinion as to the price at which the Company's shares will trade at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable or to be received by any of the Company's officers, directors or employees, or any class of such persons, in connection with the Transaction relative to the consideration to be received by the Stockholders. Our opinion has been authorized by the Fairness Committee of Jefferies LLC.

        We have been engaged by the Company to act as financial advisor to the Board in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of which is payable contingent upon consummation of the Transaction. We also will be reimbursed for expenses incurred. The Company has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. We have, in the past two years, provided financial advisory and/or financing services to Parent and/or its affiliates and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the past two years, we provided financial advisory services to certain parties in connection with transactions where Parent and/or its affiliates were transaction counterparties. In the ordinary course of our business, we and our parent companies and affiliates may trade or hold securities of the Company or Parent and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, in the future we may seek to provide financial advisory and financing services to the Company or Parent or entities that are affiliated with the Company or Parent, for which we would expect to receive compensation. Except as otherwise expressly provided in our engagement letter with the Company, our opinion may not be used or referred to by the Board or the Company, or quoted or disclosed to any person in any manner, without our prior written consent.

        Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received by the Stockholders pursuant to the Agreement is fair, from a financial point of view, to the Stockholders.

Very truly yours,

/s/ Jefferies LLC
JEFFERIES LLC

Annex C

13 February 2016

STRICTLY CONFIDENTIAL

The Directors
Diligent Corporation
1385 Broadway, 19th Floor
New York
New York 10018
 UNITED STATES

APPRAISAL REPORT—SUMMARY OF OPINION

Introduction

        Simmons Corporate Finance Limited (Simmons Corporate Finance) has been engaged to prepare an Appraisal Report in respect of the merger by way of amalgamation that Diligent Corporation (Diligent or the Company) proposes to undertake with entities associated with Insight Venture Partners (Insight) (the Merger).

        Diligent is contemplating entering into a Merger Agreement with Insight on or about 13 February 2016 to effect the Merger.

        The Merger will be undertaken by way of a single step merger.

        We understand that the Common Stock Merger Consideration will be US$4.90 per common stock share.

Purpose of the Appraisal Report

        Under NZX Main Board Listing Rule 9.2.3 (the Listing Rules) the Directors, executive officers and holders of a Relevant Interest in 10% or more of a Class of Equity Securities of Diligent carrying Votes and associates of any such persons are classified as Related Parties to Diligent. Under the terms of the Merger any of the Related Parties who hold common stock shares in Diligent will receive the Common Stock Merger Consideration (as will all other shareholders). Similarly any Related Parties who hold redeemable preferred stock in Diligent will receive the Preferred Stock Merger Consideration.

        An amalgamation of 2 companies that are not subsidiaries of a common parent company, or parent and subsidiary, is defined as a Material Transaction under Listing Rule 9.2.2 (f).

        As a consequence of the Common Stock Merger Consideration and Preferred Stock Merger Consideration to be paid to the Related Parties, a Merger is considered to be a Material Transaction with a Related Party and under Listing Rule 9.2.1 (a) will only be able to proceed if approved by an ordinary resolution of the Diligent shareholders.

C-1

        Diligent shareholders will therefore be asked to vote on an ordinary resolution to approve a Merger at a special meeting of the Company's shareholders. This is in addition to the approval threshold required under the Delaware General Corporation Law.

        Listing Rule 9.2.5 (b) requires that the Notice of Meeting / Proxy Statement setting out the ordinary resolution must be accompanied by an Appraisal Report.

        Listing Rule 1.7.2 requires an Appraisal Report to consider whether the consideration and the terms and conditions of the Merger are fair to the Company's shareholders.

Summary of Opinion

        In our opinion, based on the information provided to us, after having regard to all relevant factors, the consideration and the terms and conditions of the Merger are fair to the Company's shareholders.

        In forming our opinion, we have given consideration to:

  •
  the background to the Merger

  •
  the structure of the Merger

  •
  the assessed value of Diligent's shares and the value of the Common Stock Merger Consideration to be received by the Company's shareholders

  •
  the implications of the conditions attached to the Merger and the likelihood of the Merger being completed

  •
  the likelihood of alternative transactions

  •
  the advantages or disadvantages for the Company's shareholders of voting in favour of the Merger

  •
  the implications for the Company's shareholders if the Merger does not proceed.

        This is a summary of our opinion set out in our Appraisal Report and is subject to the restrictions and disclaimers set out in the Appraisal Report.

Yours sincerely SIMMONS CORPORATE FINANCE LIMITED

Peter Simmons Director

C-2

Annex D

Diligent Corporation

Appraisal Report

In Respect of the Merger With
Insight Venture Partners, LLC

March 2016

Diligent Corporation	D-i	Appraisal Report

1.     Introduction

1.1   Diligent Corporation

        Diligent Corporation (Diligent or the Company) is a corporation incorporated in the State of Delaware in the United States of America (US). It is headquartered in New York, New York, US.

        Diligent is a leading global provider of secure communication and collaboration solutions for boards and senior executives. Approximately 3,900 customers and 120,000 users in more than 60 countries and on all 7 continents rely on Diligent to provide secure, intuitive access to their most time-sensitive and confidential information, ultimately helping them make better decisions.

        The Company (at the time named Diligent Board Member Services, Inc.) listed its common stock shares on the main equities security market (the NZX Main Board) operated by NZX Limited (NZX) on 12 December 2007. Common stock shares are the equivalent US terminology for ordinary shares used in New Zealand.

        Diligent had a market capitalisation of NZ$626 million as at 3 March 2016 (based on the market value of its common stock shares) and its audited stockholders' equity as at 31 December 2015 amounted to US$49 million.

        A profile of Diligent is set out in section 3.

1.2   Proposed Merger With Insight Venture Partners, LLC

        On 15 February 2016, Diligent announced that it had entered into an Agreement and Plan of Merger with Diamond Parent Holdings, Corp. (Parent), Diamond Merger Sub I, Corp. (Merger Sub I) and Diamond Merger Sub II, Corp. (Merger Sub II) dated 12 February 2016 (the Merger Agreement) whereby Parent would acquire 100% of the common stock and preferred stock of Diligent (the Merger).

Insight Venture Partners, LLC

        Parent is wholly owned by funds affiliated with Insight Venture Partners, LLC (Insight). Insight is a global venture capital and private equity firm that invests in high-growth technology and software companies. It is based in New York, New York, US. A profile of Insight is set out in section 4.

Merger Structure

        If approved by the Company's shareholders, the Merger will be by way of a single step merger, which is a transaction structure commonly used in the US where an acquirer seeks to purchase 100% of the shares of a public company. It has similarities to an amalgamation under New Zealand corporate legislation.

        The Merger will be structured as follows:

  •
  Insight will use 3 corporations incorporated in the State of Delaware to participate in the Merger:

  •
  Parent

  •
  Merger Sub II, which is a direct wholly owned subsidiary of Parent
Diligent Corporation	Page 1	Appraisal Report
D-1

    •
    Merger Sub I, which is a direct wholly owned subsidiary of Merger Sub II

  •
  the Merger is structured as 2 mergers, the second merger occurring immediately after the first merger:

  •
  under the first merger, Merger Sub I will merge with and into Diligent, with Diligent continuing as the surviving entity and as a direct wholly owned subsidiary of Merger Sub II

  •
  under the second merger, Diligent will merge with Merger Sub II, with Merger Sub II continuing as the surviving entity and as a direct wholly owned subsidiary of Parent

  •
  on the close of the mergers, Diligent and Merger Sub I will cease to exist and Merger Sub II will effectively take Diligent's place in the current corporate structure

  •
  under the first merger:

  •
  all of the common stock shares of Diligent will be converted into the right to receive US$4.90 per share (the Common Stock Merger Consideration)

  •
  all of the preferred stock shares of Diligent will be converted into the right to receive the Common Stock Merger Consideration, plus an amount equal to the accrued and unpaid
Diligent Corporation	Page 2	Appraisal Report
D-2

    dividends (if any) on those preferred shares and the liquidation preference of US$0.15 per preferred share (the Preferred Stock Merger Consideration)

  •
  participants in Diligent's employee share schemes will have vested and unvested rights cancelled in exchange for the Common Stock Merger Consideration less any applicable exercise price, as appropriate

  •
  the Common Stock Merger Consideration is subject to reduction on a pro rata basis in certain instances if there are inaccuracies or breaches of Diligent's representatives and warranties in the Merger Agreement regarding the Company's capitalisation.

Conditions

        The Merger is subject to a number of conditions. These are detailed in the Proxy Statement. The key conditions include:

  •
  approval of all necessary resolutions by Diligent's common stock shareholders and preferred stock shareholders

  •
  the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Treasurer of the Commonwealth of Australia having either:

  •
  notified Parent and Merger Sub II in writing that the Commonwealth Government has no objection to the first merger and the second merger or

  •
  ceased to be empowered to make an order under Division 2 of Part 3 of the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth) in respect of the first merger and the second merger

  •
  the absence of any law, order or injunction prohibiting the closing of the Merger

  •
  Diligent being delisted from the NZX Main Board on the day prior to the date of the first merger (the First Effective Date)

  •
  the accuracy of the representations and warranties of Diligent, Parent, Merger Sub I and Merger Sub II

  •
  the absence of a material adverse effect, as defined in the Merger Agreement, with respect to Diligent and its subsidiaries, taken as a whole.

Termination Fees

        Diligent has agreed to pay Parent a termination fee of US$19.463 million (the Diligent Termination Fee) under specified circumstances, including if (amongst other things) the Diligent board of directors (the Board) terminates the Merger Agreement and recommends an unsolicited alternative superior proposal (a Superior Proposal). Similarly, Parent has agreed to pay Diligent a break fee of US$33.365 million (the Parent Termination Fee) under specified circumstances, including if (amongst other things) the closing conditions have been satisfied, Diligent has confirmed that it is ready, willing and able to consummate the closing and Parent does not consummate the Merger within 3 business days of its receipt of such confirmation.

Diligent Corporation	Page 3	Appraisal Report
D-3

Voting Agreements

        Spring Street Partners, L.P. (Spring Street) and Greenwood Investments LLC (Greenwood) hold Diligent's redeemable preferred stock.

        David Liptak, Diligent's non-executive chair, is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street.

        Greenwood is managed by Kenneth Carroll, who also manages Carroll Capital Holdings, LLC (Carroll Capital). Mr Carroll is associated with the Kenneth Carroll 2012 Family Trust and the Elizabeth Carroll 2012 Descendants Trust (the Carroll Trusts). Carroll Capital and the Carroll Trusts hold common stock shares in Diligent. We refer to Greenwood, Carroll Capital and the Carroll Trusts collectively as the Carroll Entities.

        Spring Street and the Carroll Entities have entered into voting agreements with Parent whereby, among other things, they have each agreed to vote in favour of the Merger (the Voting Agreements).

        Spring Street and the Carroll Entities collectively control 100% of the Company's preferred stock shares, 12.43% of the Company's common stock shares and 34.78% in voting power of the outstanding common shares and preferred shares, voting as one class (based on the shares on issue as at 29 February 2016).

Voting Rights as at 29 February 2016

	Preferred Stock		Common Stock		Voting Rights
	No. of Shares	%	No. of Shares	%	No. of Shares	%
Spring Street	20,000,000	66.67%	5,896,973	6.74%	25,896,973	22.03%
Carroll Entities	10,000,000	33.33%	4,989,763	5.70%	14,989,763	12.75%

Combined	30,000,000	100.00%	10,886,736	12.43%	40,886,736	34.78%
Others	—	—	76,612,910	87.57%	76,612,910	65.22%

Total	30,000,000	100.00%	87,549,646	100.00%	117,549,646	100.00%

Key Dates

        The key dates of the Merger are:

  •
  estimated date that the Merger documentation (including the Proxy Statement) is sent to the Company's shareholders—March 2016

  •
  estimated date of the Diligent special meeting—April 2016

  •
  estimated effective date for implementation of the Merger if approved by the Company's shareholders—April 2016

  •
  estimated payment date of the Common Stock Merger Consideration and the Preferred Share Merger Consideration—April 2016.
Diligent Corporation	Page 4	Appraisal Report
D-4

Payment to New Zealand Shareholders

        The Common Stock Merger Consideration is denominated in US$. New Zealand shareholders will receive payment in NZ$ through the Company's transfer agent (Link Market Services), based on the prevailing NZ$:US$ exchange rate on or about the time of the closing of the Merger.

        For the purposes of stating a NZ$ equivalent of the Common Stock Merger Consideration in this report, we have used an exchange rate of NZ$1 = US$0.674 as at 4 March 2016, which results in the Common Stock Merger Consideration approximating NZ$7.27.

        We reiterate that the final NZ$ price will be dependent on the NZ$:US$ exchange rate prevailing on or about the time of the closing of the Merger and therefore the NZ$ equivalent of the Common Stock Merger Consideration may be lower or higher than NZ$7.27.

1.3   Regulatory Requirements

NZX Main Board Listing Rules

        Listing Rule 9.2.1 of the NZX Main Board Listing Rules (the Listing Rules) stipulates that an Issuer shall not enter into a Material Transaction if a Related Party is a party to the Material Transaction or to one of a related series of transactions of which the Material Transaction forms part unless the Material Transaction is approved by way of an ordinary resolution of shareholders of the Issuer.

        An amalgamation of 2 companies that are not subsidiaries of a common parent company, or parent and subsidiary, is defined as a Material Transaction under Listing Rule 9.2.2 (f). Accordingly, the Merger is considered to be a Material Transaction.

        Under Listing Rule 9.2.3 (b), the holder of a Relevant Interest in 10% or more of a Class of Equity Securities of Diligent carrying Votes and any Associated Person of such a holder are classified as Related Parties of Diligent. Because of the Voting Agreements entered into by Parent with Spring Street and the Carroll Entities, Parent has acquired a Relevant Interest in more than 10% of a Class of Equity Securities of Diligent which carry Votes. Parent has thereby become a Related Party and any persons who are Associated Persons of Parent are also classified as Related Parties. This results in any shareholders who have entered into Voting Agreements with Parent and any director of Diligent who has entered into an employment arrangement with Parent (or its affiliates) being also classified as Related Parties.

        Consequently, the Merger is considered to be a Material Transaction with a Related Party and under Listing Rule 9.2.1 (a) will only be able to proceed if approved by an ordinary resolution of Diligent's shareholders. The Company's shareholders will therefore be asked to vote on an ordinary resolution to adopt the Merger Agreement and enter into the Merger at the Company's special meeting anticipated to occur in April 2016 (the Merger Resolution).

        Because a Related Party relationship does exist, Listing Rule 9.2.5 (b) requires that the Notice of Meeting setting out the ordinary resolution must be accompanied by an Appraisal Report. The Notice of Meeting is contained in the Proxy Statement.

        An ordinary resolution requires approval of a simple majority of the votes cast on the resolution.

Diligent Corporation	Page 5	Appraisal Report
D-5

        Diligent has been granted a waiver from Listing Rule 9.3.1. In the absence of this waiver, the Related Parties (and any Associated Persons) referred to above would not be allowed to vote on the Merger Resolution. The principal reason for granting the waiver is that the Related Party relationships are immaterial to the promotion or terms and conditions of the Merger.

General Corporation Law of the State of Delaware

        As a Delaware corporation, Diligent's internal affairs are governed by the General Corporation Law of the State of Delaware (the DGCL).

        The adoption of the Merger Agreement must be approved under the DGCL and Diligent's certificate of incorporation by the affirmative vote of:

  •
  the holders of at least 60% of Diligent's outstanding preferred shares, consenting or voting separately as a class and

  •
  the holders of a majority in voting power of the outstanding preferred shares and outstanding common shares, voting as one class.

Takeovers Code and Companies Act 1993

        As Diligent is an overseas incorporated entity, the New Zealand Takeovers Code (the Code) and the majority of the Companies Act 1993 do not apply to it.

1.4   Special Meeting of Shareholders

        Diligent will hold a special meeting of shareholders anticipated to occur in April 2016 in Auckland, New Zealand where its preferred stock shareholders and common stock shareholders will vote on the Merger Resolution (resolution 1), along with a second resolution to vote on any proposal to adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting.

1.5   Purpose of the Report

        The Board has engaged Simmons Corporate Finance Limited (Simmons Corporate Finance) to prepare an Appraisal Report on the fairness of the Merger in accordance with Listing Rule 9.2.5 (b).

        Simmons Corporate Finance was approved by NZX Regulation on 5 January 2016 to prepare the Appraisal Report.

        Simmons Corporate Finance issues this Appraisal Report to the Board (other than those directors associated with any "relevant Associated Persons" (as defined in the Listing Rules)) for the benefit of the Company's shareholders to assist them in forming their own opinion on whether to vote for or against the Merger Resolution.

        We note that each shareholder's circumstances and objectives are unique. Accordingly, it is not possible to report on the fairness of the Merger in relation to each shareholder. This report on the fairness of the Merger is therefore necessarily general in nature.

        Currency references are to either New Zealand dollars (NZ$), US dollars (US$) or Euros (€).

Diligent Corporation	Page 6	Appraisal Report
D-6

2.     Evaluation of the Fairness of the Merger

2.1   Basis of Evaluation

        Listing Rule 1.7.2 requires an Appraisal Report to consider whether the consideration and the terms and conditions of the Merger are fair to the Company's shareholders other than those shareholders associated with any "relevant Associated Persons" (as defined in the Listing Rules).

        There is no legal definition of the term fair in New Zealand in either the Listing Rules or in any statute dealing with securities or commercial law.

        The economic outcome of the Merger is binary—Insight (through Parent) will either acquire all or none of Diligent. No other outcome is possible.

        If the Merger is approved, Insight will acquire 100% of Diligent and the effect of the Merger will be identical to the outcome achieved under a successful full takeover offer for the Company. Accordingly, we believe it is appropriate to treat the Merger in a similar way to a conventional takeover. Under the Code, Diligent would be required to provide its shareholders with a report on the merits of the offer prepared by an independent adviser.

        As with the term fair, the term merits has no definition in either the Code or in any statute dealing with securities or commercial law in New Zealand. While the Code does not prescribe a meaning of the term merits, it is implicit from the context in which that term appears that merits includes both positives and negatives in respect of a transaction.

        We are of the view that an assessment of the merits of a transaction is a broader test than the fairness of the transaction and encompasses a wider range of issues associated with the transaction.

        In the absence of explicit definitions of fair and merits, guidance can be taken from:

  •
  the Takeovers Panel Guidance Note on Independent Advisers and the Takeovers Code dated 7 September 2015

  •
  definitions designed to address similar issues within New Zealand regulations which are relevant to the proposed transaction

  •
  overseas precedents

  •
  the ordinary meaning of the terms fair and merits.

        We are of the view that an assessment of the fairness of the Merger should focus on:

  •
  the background to the Merger

  •
  the structure and terms of the Merger

  •
  the assessed value of Diligent's shares and the value of the consideration to be received by the Company's shareholders

  •
  the implications of the conditions attached to the Merger and the likelihood of the Merger being completed

  •
  the likelihood of alternative transactions
Diligent Corporation	Page 7	Appraisal Report
D-7

  •
  any advantages or disadvantages for the Company's shareholders of voting in favour of the Merger

  •
  the implications for the Company's shareholders if the Merger does not proceed.

        Our opinion should be considered as a whole. Selecting portions of the evaluation without considering all the factors and analyses together could create a misleading view of the process underlying the opinion.

2.2   Summary of Evaluation of the Fairness of the Merger

        In our opinion, after having regard to all relevant factors, the consideration and the terms and conditions of the Merger are fair to the Company's shareholders.

        The basis for our opinion is set out in detail in sections 2.3 to 2.14. In summary, the key factors leading to our opinion are:

  •
  the Merger has arisen following a confidential open and contestable sale process undertaken by Diligent (the Sale Process). The Merger was deemed by the Board to be the most compelling proposal put forward and in the best interests of the Company's shareholders

  •
  the structure of the Merger and the terms of the Merger Agreement are reasonable:

  •
  the single step merger structure is commonly applied in the US when an acquirer seeks to purchase 100% of the outstanding common shares of a US public company

  •
  the terms in the Merger Agreement are common in merger proposals of this type, including the requirement for the Board to recommend the Merger to shareholders and the payment of a termination fee if the Board terminates the Merger Agreement and recommends an unsolicited superior alternative proposal

  •
  the Common Stock Merger Consideration of US$4.90 per share is fair. We assess the full underlying value of Diligent's common stock shares to be in the range of US$4.44 to US$5.15 per share (which equates to approximately NZ$6.59 to NZ$7.64 at the current NZ$:US$ exchange rate of NZ$1 = US$0.674). The Common Stock Merger Consideration is above the midpoint of our assessed valuation range

  •
  the Common Stock Merger Consideration of US$4.90 per share represents premia ranging from 21% to 29% over the Company's volume weighted average share price (VWAP) for the past year up to the announcement of the Merger. Diligent's shares have only ever traded at or above the Common Stock Merger Consideration level for approximately 2 months between April and June 2013.

        The main advantage for shareholders of accepting the Merger is that they will be able to realise cash of US$4.90 (approximately NZ$7.27 at the current NZ$:US$ exchange rate) per share for their shares. The actual NZ$ price received by New Zealand shareholders will be dependent on the NZ$:US$ exchange rate prevailing on or about the time of the closing of the Merger.

Diligent Corporation	Page 8	Appraisal Report
D-8

        The main disadvantage for shareholders of the Merger proceeding is that shareholders will not participate in any potential appreciation in the value of the Company's shares from enhanced market recognition of the Company's existing financial performance or as a result of improved performance. Shareholders should however take into consideration that the Company faces considerable risks in its operations and there is no guarantee that Diligent will successfully execute its business strategy or that the achievement of the targeted growth in its operations will result in an appreciation in the Company's share price.

        In our view, the Board's unanimous recommendation of the Merger following the open and contestable Sale Process is a compelling indicator of the market value of a controlling interest in the Company. The Common Stock Merger Consideration also aligns with our assessment of the value of Diligent's shares. Furthermore, we consider the likelihood of an alternative transaction impacting on the control of Diligent to be remote.

        Shareholders who wish to vote against the Merger Resolution (as they may consider the Common Stock Merger Consideration to be too low and / or they may wish to participate in a possible uplift in share price) should be mindful of a number of key issues:

  •
  the likelihood of the Merger Resolution being approved is high due to the Voting Agreements

  •
  if they wish to exercise their appraisal rights to demand a judicial determination of the fair value of their shares, they will need to do so under the provisions of the DGCL which is very prescriptive and involves filing a petition in the Delaware Court of Chancery.

2.3   Background to the Merger

        The Merger has arisen following the contestable Sale Process undertaken by Diligent. This is described in detail in the Proxy Statement and summarised below.

        The Sale Process was embarked upon by the Board as it determined, among other things, that its NZX Main Board listing may be suboptimal due to the higher costs faced arising from the need to comply with dual regulatory regimes in New Zealand and the US. The Board was also of the view that the New Zealand capital market's inexperience with the Software-as-a-Service (SaaS) business model has led to Diligent trading at a discount to US SaaS vendors with similar financial profiles. The Sale Process was therefore viewed as an opportunity to maximise value for the Company's shareholders.

        Global investment banking firm Jefferies LLC (Jefferies) was engaged by Diligent to act as financial adviser to the Board to manage the Sale Process.

        The confidential Sale Process commenced in October 2015. A total of 27 parties (7 strategic buyers and 20 financial sponsors) were approached by Jefferies to gauge their interest in participating in the Sale Process. During November and December 2015, 2 strategic buyers and 18 financial sponsors were provided with information and / or participated in meetings regarding the Company. 7 parties submitted 6 indications of interest in the first round in December 2015 (including 2 financial sponsors that jointly submitted an indication of interest).

        Of these 7 parties, 6 financial sponsors declined to continue in the Sale Process at the valuation indicated by Parent. An additional strategic buyer submitted an indication of interest on 12 February 2016, contemplating a price of US$5.00 per share but subject to further due diligence, its board's approval of the transaction and the negotiation of definitive agreements.

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        Only Insight (through Parent) submitted a second round bid which included a fully-negotiated acquisition agreement, equity commitment letters and a debt commitment letter and it did not require additional time for due diligence or negotiations. The Board concluded that the certainty of Insight's proposal was in the best interests of the Company's shareholders as prolonging the Sale Process presented significant risk that Diligent may not successfully consummate the opportunity to maximise value for shareholders.

        Following the receipt by the Board of a fairness opinion from Jefferies, which opined that the Common Stock Merger Consideration of US$4.90 per share to be paid to holders of Diligent's common shares was fair from a financial point of view to such holders of Company common shares, the parties entered into the Merger Agreement on 12 February 2016.

2.4   Structure of the Merger

Takeover Transaction Structures in the US

        Broadly speaking, there are 2 methods for structuring a transaction in which an acquirer seeks to purchase 100% of the outstanding common shares of a US public company:

  •
  the acquirer can utilise the merger statutes available in every US jurisdiction to acquire 100% of the outstanding common shares of the target through a single step merger that receives the approval of the requisite percentage of the target common shareholders, or

  •
  the acquirer may make a tender offer directly to target common shareholders to purchase their shares and then follow the tender offer with a second step merger to eliminate minority shareholders.

        The applicable regulatory framework for single step merger transactions differs considerably from the framework for tender offers:

  •
  a single step merger is primarily regulated under the applicable state corporation law with respect to mergers and secondarily by the federal securities laws applicable to the solicitation of the approval of the shareholders of the target company (the proxy rules)

  •
  a tender offer is primarily regulated under the federal securities laws relating to tender offers.

        In addition, both single step mergers and tender offer transactions may implicate the general fiduciary duty law of the state of incorporation of the target company.

        Factors influencing whether the transaction proceeds as a single step merger or a tender offer include:

  •
  the approval of the board of directors of the target company is always required under a single step merger transaction. Therefore a single step merger cannot be used if the acquirer is proceeding on an unsolicited (or hostile) basis

  •
  a single step merger will always assure that the acquirer will receive 100% of the shares of the target company if it purchases any of the shares. This may be of significant benefit to the acquirer, particularly with respect to its financing or with respect to assurance that it will be able to realise the benefits of the proposed transaction
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  •
  there are frequently tax issues, particularly if the acquirer is using its shares as consideration, that may support using a single step merger structure rather than a tender offer structure.

        Whether the acquirer is proceeding by way of single step merger or tender offer, other than in connection with unsolicited tender offers, it is common for the acquirer and the target company to enter into an agreement providing for the acquisition, setting out:

  •
  the terms upon which the acquisition will be completed

  •
  the structure of the transaction

  •
  the conditions to the acquirer's obligation to complete the acquisition

  •
  the commitment of the board of directors of the target company to recommend the acquisition

  •
  representations and warranties and covenants restricting the operation of the business of the target company between signing of the agreement and consummation of the acquisition.

        This agreement will also include any provisions agreed between the acquirer and the target company with respect to such matters as restrictions on the ability of the target company to solicit competing proposals and the payment by the target company to the acquirer of a termination fee in the event the acquisition is not completed because the target company accepts a third party competing offer.

        If an acquirer wishes to proceed by way of single step merger, the merger agreement will require under the relevant state corporations law statute the approval of the board of directors of the target company and the approval of the shareholders of the target company. The level of approval of shareholders will depend upon the state of incorporation of the target company. In the State of Delaware (where Diligent is incorporated), the required approval is the affirmative vote of at least a majority of the outstanding shares entitled to vote thereon, together with any greater or additional vote required by the target company's certificate of incorporation. After the shareholder approval has been received and all other conditions of the consummation of the merger have been satisfied, the transaction will be completed.

Structure of the Merger

        As set out in section 1.2, the Merger has been structured as a single step merger whereby there will be 2 mergers, the second merger occurring immediately after the first merger and on the close of the single step merger, Diligent and Merger Sub I will cease to exist and Merger Sub II will effectively take Diligent's place in the corporate structure.

        Under the first merger:

  •
  all of Diligent's common stock shares will be converted into the right to receive the Common Stock Merger Consideration

  •
  all of Diligent's preferred stock shares will be converted into the right to receive the Preferred Stock Merger Consideration

  •
  participants in Diligent's employee share schemes will have vested and unvested rights cancelled in exchange for the Common Stock Merger Consideration less any applicable exercise price, as appropriate.
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2.5   Terms of the Merger

Conditions

        The Proxy Statement sets out in detail the conditions of the Merger. The key conditions are discussed below.

        The Merger is conditional on the Company's shareholders approving the Merger Resolution. As discussed in section 2.13, we are of the view that there is a high likelihood of the Merger Resolution being approved due to the Voting Agreements.

        The Merger Agreement stipulates restrictions on how the business of Diligent shall be conducted pending the Merger, covering matters such as distributions, capital structure and business operations. Conditions of this nature are common in merger proposals, schemes of arrangements and takeover offers. We do not consider any of these matters represent a major impediment to the Merger proceeding.

Board Recommendation and Alternative Transactions

        The Merger Agreement stipulates that the Proxy Statement will include a recommendation of the Board that the Company's shareholders vote in favour of the Merger Resolution.

        Diligent is precluded from initiating or soliciting an alternative acquisition proposal. However, should an unsolicited proposal be presented to the Board which it considers to be a Superior Proposal, the Board may terminate the Merger Agreement and enter into a definitive agreement in respect of the Superior Proposal. However, Diligent will be required to pay the Diligent Termination Fee of US$19.463 million to Parent.

Termination of the Merger

        The Merger Agreement may be terminated and the Merger abandoned at any time prior to the first merger being effected:

  •
  by the mutual written consent of Diligent, Parent, Merger Sub I and Merger Sub II

  •
  by either Diligent or Parent if:

  •
  any court or other government entity prohibits the Merger

  •
  the first merger has not been effected by 13 June 2016

  •
  Diligent's shareholders do not approve the Merger Resolution

  •
  the other party breaches any representation, warranty, covenant or agreement in the Merger Agreement which is not cured within 20 days of the breach or is incapable of being cured

  •
  by Diligent if:

  •
  prior to the adoption of Merger Agreement by Diligent's shareholders, the Company enters into a definitive agreement with respect to a Superior Proposal

  •
  the closing conditions have been satisfied, Diligent has confirmed that it is ready, willing and able to consummate the closing and Parent does not consummate the Merger within 3 business days of its receipt of such confirmation
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  •
  by Parent if:

  •
  the Board has made an adverse recommendation change in respect of the Merger or has approved, recommended or entered into a definitive written agreement with respect to an alternative acquisition proposal

  •
  Diligent has materially breached its obligations relating to acquisition proposals contained in the Merger Agreement.

        In the event of the Merger Agreement being terminated by Diligent under specified circumstances (including due to accepting a Superior Proposal) or by Parent under specified circumstances (including if the Board has made an adverse recommendation change), Diligent must pay the Diligent Termination Fee of US$19.463 million to Parent.

        The Diligent Termination Fee equates to 3.5% of Diligent's enterprise value implied under the Merger (US$556 million). We understand that a termination fee equivalent to 3.5% of the target company's enterprise value is a market standard amount in the US and is within the range that the Delaware courts have previously found acceptable.

        In the event of the Merger Agreement being terminated by Diligent under specified circumstances (including if the closing conditions have been satisfied, Diligent has confirmed that it is ready, willing and able to consummate the closing and Parent does not consummate the Merger within 3 business days of its receipt of such confirmation) or because Parent has breached its obligations under the Merger Agreement, Parent must pay the Parent Termination Fee of US$33.365 million to Diligent. This figure equates to 6.0% of the implied Merger enterprise value.

        In the event of the Merger Agreement being terminated by Parent due to Diligent's breach of representation, warranty, covenant or agreement in the Merger Agreement, then Diligent must reimburse Parent's reasonable out-of-pocket expenses up to US$7.5 million.

        In the event of the Merger Agreement being terminated by either Diligent or Parent due to the Merger Resolution not being approved, then Diligent must reimburse Parent's reasonable out-of-pocket expenses up to US$5.0 million.

2.6   Value of Diligent's Common Stock Shares Compared with the Common Stock Merger Consideration of US$4.90

        In our opinion, the full underlying value of Diligent is in the range of US$4.44 to US$5.15 per common stock share, as set out in section 5. This equates to approximately NZ$6.59 to NZ$7.64 based on the current NZ$:US$ exchange rate of NZ$1 = US$0.674.

        This value is for 100% of Diligent's full converted common stock shares based on its current strategic and operational initiatives and therefore reflects the value of control. However, it excludes the value of any synergies that an acquirer may derive from acquiring full control of Diligent.

        The Common Stock Merger Consideration of US$4.90 per share is above the midpoint of our assessed valuation range. Accordingly, we are of the opinion that the Common Stock Merger Consideration is fair to the Company's shareholders.

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2.7   Diligent's Share Price Compared with the Common Stock Merger Consideration of US$4.90

        The Common Stock Merger Consideration of US$4.90 per share equates to approximately NZ$7.27 (based on the current NZ$:US$ exchange rate of NZ$1 = US$0.674). This represents a premium of 29% over NZ$5.64 (being the last trading price before the Merger was announced on 15 February 2016) and premia ranging from 21% to 28% over the Company's VWAP measured over one to 12 months prior to the announcement of the Merger.

        The premia are generally in line with the majority of premia observed in successful takeovers of other listed companies in New Zealand.

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        Since the Company's shares were first listed on the NZX Main Board on 12 December 2007, they have only traded at or above the Common Stock Merger Consideration NZ$ equivalent of NZ$7.27 for a brief period of just under 2 months between 26 April 2013 and 20 June 2013.

Source: NZX Company Research

        Since the announcement of the Merger on 15 February 2016 and up to 3 March 2016, 12,042,366 Diligent shares have traded at between NZ$7.07 and NZ$7.23 at a VWAP of NZ$7.14.

2.8   Potential Synergies

        The obvious immediate synergies available to Insight arising from the Merger will be a reduction in the level of administration costs incurred once the Company's shares are no longer listed on the NZX Main Board. The Company will no longer incur NZX listing fees, share registry costs and investor relations costs. Furthermore, it will no longer need to comply with the New Zealand regulatory regime as it will cease to be an FMC reporting entity under the Financial Markets Conduct Act 2013 as it will no longer be a listed issuer and its common shares will be cancelled. Diligent estimates that the costs associated with being NZX Main Board listed approximate US$2 million each year.

        Diligent has also identified that certain administration functions that are currently contracted out to professional services providers could be performed more cost-effectively in-house post the Merger. This could lead to cost savings of approximately US$3 million each year.

        In total, Diligent estimates the cost savings to total approximately US$5 million per annum. This equates to approximately US$0.04 per common stock share (approximately NZ$0.06) on a fully converted basis.

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2.9   Board's View of the Merger

        As set out in the Proxy Statement, the Board has unanimously approved the Merger and recommends that Diligent's shareholders vote in favour of the Merger Resolution. The Board has determined that the Merger is advisable and in the best interest of the Company's shareholders.

        David Liptak, Diligent's chair, is the founder of Spring Street and the sole manager and member of Spring Street's sole general partner. Spring Street holds 66.67% of the Company's preferred stock shares and 22.03% in voting power of the outstanding common shares and preferred shares. It has entered into a Voting Agreement whereby it will vote in favour of the Merger Resolution.

        Furthermore, the Company's other 7 directors each own Diligent common stock shares and they all intend to vote in favour of the Merger Resolution. They collectively hold 2,234,497 common stock shares, representing 1.90% in voting power of the outstanding common shares and preferred shares.

2.10 Likelihood of Alternative Transactions is Remote

        We are advised by the Board that as at the date of this report, it is not aware of any alternative transaction impacting on the control of the Company.

        We consider the likelihood of an alternative acquisition proposal to be remote:

  •
  the Merger has arisen from the Sale Process, which was a thorough contestable sale process managed by Jefferies and is likely to have involved the majority of parties who would be interested in acquiring control of Diligent

  •
  the merger proposal submitted by Insight (through Parent) was deemed by the Board to be advisable and in the best interests of the Company's shareholders

  •
  the Merger Agreement creates an impediment to an alternative merger proposal or tender offer, as Diligent cannot initiate or solicit any alternative acquisition proposal and it must pay the Diligent Termination Fee of US$19.463 million to Parent if the Board terminates the Merger Agreement and recommends any alternative transaction.

2.11 Advantages of Voting for the Merger

        The Merger provides an opportunity for shareholders to realise cash for their investment at a significant premium to the current trading price:

  •
  the Merger will enable shareholders to realise cash of US$4.90 per share (approximately NZ$7.27 at the current NZ$:US$ exchange rate of NZ$1 = US$0.674) and not incur any brokerage costs

  •
  the Common Stock Merger Consideration of US$4.90 per share equates to premia between 21% and 29% on the levels that the shares have traded in the past year prior to the announcement of the Merger.

        We reiterate that the final NZ$ price for New Zealand shareholders will be dependent on the NZ$:US$ exchange rate prevailing on or about the time of the closing of the Merger.

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2.12 Disadvantages of Voting for the Merger

        By accepting the Merger, shareholders will forgo the possibility that the value of the Company's operations may increase in time and may be reflected in an increase in Diligent's share price.

        As set out in section 3.4, the Company is focussed on growth through up-selling its existing customer base, expanding into new geographies, focussing on innovations and pursuing consolidating acquisitions.

        Enhanced earnings or enhanced market recognition of current financial performance may lead to a re-rating of Diligent's share price. However, shareholders should bear in mind that Diligent faces considerable competition (as discussed in section 3.5) and industry and business risks (as discussed in section 3.6) which may impact on the Company's ability to execute its growth strategies and achieve its forecasts.

2.13 Likelihood of the Merger Resolution Being Approved

        The Merger Resolution must be approved under the DGCL and Diligent's certificate of incorporation by the affirmative vote of:

  •
  the holders of at least 60% of Diligent's outstanding preferred shares, consenting or voting separately as a class (the Preferred Shares Vote) and

  •
  the holders of a majority in voting power of the outstanding preferred shares and outstanding common shares, voting as one class (the One Class Vote).

        Spring Street and the Carroll Entities have entered into Voting Agreements whereby they will vote in favour of the Merger Resolution. They collectively hold 100% of the preferred shares and 34.78% in voting power of the outstanding common shares and preferred shares.

        The Voting Agreements ensure that the 60% approval threshold of the Preferred Shares Vote will be met.

        In order for the greater than 50% approval threshold for the One Class Vote to be met, an additional 15.22% of the voting rights plus one additional share must be voted in favour of the Merger Resolution. This represents 17,888,088 out of the 76,662,910 common shares outstanding held by shareholders other than Spring Street and the Carroll Entities, which equates to 23.33% of the outstanding 76,662,910 common shares.

        As stated in section 2.9, the 7 Company directors (other than Mr Liptak) collectively hold 2,234,497 common shares, representing 1.90% in voting power of the outstanding common shares and preferred shares. They intend to vote their shares in favour of the Merger Resolution.

        Given the above, we are of the view that there is a high likelihood of the Merger Resolution being approved.

2.14 Implications of the Merger not Proceeding

        In the event that the Merger does not proceed, Diligent will continue to operate in its existing form and the Company's shares will continue to be listed on the NZX Main Board with no change to its shareholder base.

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        Diligent will have incurred transaction costs in the vicinity of up to US$12 million and, depending on why the Merger did not proceed, the Company may have to pay the Diligent Termination Fee of US$19.463 million or reimburse Parent's out-of-pocket expenses of up to US$7.5 million and may in specified circumstances receive the Parent Termination Fee of US$33.365 million.

        Since the announcement of the Merger on 15 February 2016, Diligent's shares have traded between NZ$7.07 and NZ$7.23 at a VWAP of NZ$7.14. If the Merger does not proceed, we are of the view that, at least initially, Diligent's share price may reduce back to similar levels to those observed prior to the announcement of the Merger. Diligent's shares have traded between NZ$4.85 and NZ$6.40 in the year prior to the announcement of the Merger. However, the Merger has provided the market with greater information upon which to evaluate the Company's prospects and its value and there may be an expectation of a subsequent tender offer from Insight or a merger proposal or a tender offer from another party. This expectation may keep the share price at levels close to the Common Stock Merger Consideration NZ$ equivalent of approximately NZ$7.27.

2.15 Voting For or Against the Merger Resolution

        Voting for or against the Merger Resolution is a matter for individual shareholders based on their own views as to value and future market conditions, risk profile and other factors. Shareholders will need to consider these consequences and consult their own professional adviser if appropriate.

        We note that the voting approval thresholds on the Merger Resolution under the DGCL are based on the total numbers of shares outstanding—as opposed to the number of shares voted. Accordingly, if shares are not voted in person or via a valid proxy, this will have the same effect as a vote against the Merger Resolution.

2.16 Rights of Dissenting Shareholders

        Section 262 of the DGCL provides that shareholders who have not voted in favour of the Merger Resolution and who otherwise comply with the requirements of section 262 of the DGCL (the Dissenting Shareholders) are eligible to exercise appraisal rights to demand a judicial determination of the fair value of their shares.

        Diligent must give notice of the availability of appraisal rights to its shareholders at least 20 days prior to the special meeting, including a copy of section 262 of the DGCL for shareholders to review.

        A Dissenting Shareholder who wishes to exercise its appraisal rights must not vote in favour of the Merger Resolution and must continuously hold the shares of record from the date of making the demand through to the effective date of the Merger. Furthermore, the Dissenting Shareholder must deliver a written demand for appraisal to Diligent before the vote on the Merger Resolution is taken at the special meeting.

        Within 10 days of the effective date of the Merger, the surviving company (Merger Sub II) must notify all shareholders who properly delivered an appraisal demand that the Merger has become effective.

        Within 120 days after the effective date of the Merger, Merger Sub II or any Dissenting Shareholder who has properly demanded appraisal and otherwise complied with the requirements of sections 262 (a) and (d) of the DGCL may commence an appraisal proceeding by filing a petition in

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the Delaware Court of Chancery demanding a determination of the value of the shares held by all such shareholders.

        Through the proceeding, the Delaware Court of Chancery will determine the fair value of the shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value.

        After a hearing on the petition, the Delaware Court of Chancery will determine which Dissenting Shareholders are entitled to appraisal rights.

        The cost of the appraisal proceeding (which does not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable. Upon application of a Dissenting Shareholder, the Delaware Court of Chancery may order that all or a portion of the expenses incurred by such shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to an appraisal.

        We note that the fair value of the Diligent common shares as determined by the Delaware Court of Chancery may be more than, less than or equal to the Common Stock Merger Consideration.

3.     Profile of Diligent

3.1   Background

        Diligent is a corporation incorporated on 27 September 2007 in the State of Delaware in the US under the registered number 4431242. As a Delaware corporation, Diligent's internal affairs are governed by the DGCL.

        The Company's name at the time of incorporation was Diligent Board Member Services, Inc. It changed its name to Diligent Corporation on 4 June 2015.

        Diligent is headquartered in New York, New York, US.

        Diligent listed its shares on the NZX Main Board on 12 December 2007 following an initial public offering (IPO) of 24,000,000 shares of common stock offered at NZ$1 per share, raising NZ$24 million. At the time of the IPO, the Company also had 80,000,000 existing shares on issue. The rationale behind a New Zealand listing given at the time was that the size of the offer better matched the scale of the New Zealand market and that Diligent's research and development (R&D) was principally based in New Zealand.

        Because Diligent is a US company incorporated in Delaware with over 500 shareholders, it is treated as a public company in the US and is subject to the reporting and regulatory requirements of the U.S. Securities and Exchange Commission and the Securities Exchange Act of 1934.

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        Key events in the Company's history are set out below.

3.2   Nature of Operations

  Overview

        Diligent pioneered board collaboration software solutions and has always been a leader in the category. The Company's founders operated a software development consultancy that built custom web applications in the late 1990s and early 2000s.

        Today, Diligent is a leading global provider of secure collaboration SaaS for boards and leadership teams. Approximately 3,900 customers and 120,000 users in more than 60 countries and on all 7 continents rely on Diligent to provide secure, intuitive access to their most time-sensitive and confidential information, ultimately helping them make better decisions.

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        Diligent currently offers 2 solutions:

  •
  Diligent Boards

  •
  Diligent Teams.

  Diligent Boards

        The Diligent Boards (formerly Diligent Boardbooks) solution speeds and simplifies how board materials are produced, delivered and collaborated on via all major browsers and on certain major mobile device operating systems, removing the security concerns of doing this by courier, email and file sharing. Diligent Boards provides directors and management with immediate access to time sensitive and confidential information online and offline, along with the tools to review, discuss and vote.

        Diligent Boards features an on-screen interface that looks and works like a book and displays documents in single pages, from a secure central database. The software can be accessed via either the iPad or Windows apps, the OneClick client or by using a personal computer browser and lets directors swipe or click to navigate easily throughout the entire virtual book.

        Diligent uses the SaaS model to distribute Diligent Boards to the market and maintain the security and integrity of its clients' data. Under this model, Diligent offers annual renewable subscriptions for customer access to its Diligent Boards product which is hosted on Diligent's servers held in secure data centres. The Company also offers a complete suite of related services including training, support, data migration and data security / backup.

        The SaaS model allows Diligent to differentiate itself through technological innovation and customer service while the subscription billing approach results in a predictable and recurring revenue stream. This SaaS model also allows clients to retain control over access to the application while outsourcing to Diligent the support activities such as managing the IT infrastructure and maintaining the software.

        Diligent launched the Diligent Boards iPad app in 4 additional languages in February 2014—French, German, Portuguese and Spanish.

        The Company estimates that the total addressable market for the Diligent Boards product is in the vicinity of US$4.4 billion in 20 primary markets.

  Diligent Teams

        Diligent has recently developed a new SaaS collaboration solution called Diligent Teams, which was soft-launched in the third quarter of the 2015 financial year to initial beta customers.

        Diligent Teams is a document distribution and collaboration tool designed to be used online or offline by any group within and outside an organisation—not just the board and leadership team.

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        The product offering is expected to expand the number of seats within current users as well as attract new customers. Diligent will market the product to existing Diligent Boards customers as well as to potential greenfields targets.

        The Company estimates the total addressable market for the Diligent Teams product to be several times larger than that of Diligent Boards.

  Product Strengths

        Diligent considers the following key factors differentiates its products from those of its competitors:

  •
  established brand

  •
  ease of use

  •
  flexible online and offline viewing

  •
  offline synchronisation

  •
  regular updates

  •
  application security

  •
  global support

  •
  full management and implementation team

  •
  rapid, cost effective deployment.

  Customers

        The Company's client base was initially comprised of blue chip companies predominantly in the financial services sector. Diligent has since expanded into numerous other sectors including banking, insurance, utilities, oil and gas, retail, consumer products, manufacturing, construction, telecommunications, healthcare, universities, not-for-profits and government in the Americas (US, Canada, Latin America and the Caribbean), EMEA (Europe, Middle East and Africa) and Asia Pacific regions.

        According to Diligent, its customers represent:

  •
  more than 800 US public companies

  •
  34% of Fortune 500 companies

  •
  40% of FTSE 100 companies.

        The Company's customers include:

  •
  Air New Zealand

  •
  Barclays

  •
  BlackRock
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  •
  Delta

  •
  Domino's

  •
  ExxonMobil

  •
  Fidelity Investments

  •
  Foot Locker

  •
  Goldman Sachs

  •
  Heineken

  •
  JPMorgan Chase & Co.

  •
  MasterCard

  •
  New York University

  •
  Vanguard

  •
  Yale University.

3.3   Group Structure

        Diligent has 6 wholly owned foreign subsidiaries:

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3.4   Corporate Strategy

        Diligent's corporate strategy is built on 4 pillars:

  •
  up-sell existing customers.  Diligent is focussed on building an improved inside sales effort to more effectively up-sell its existing customer base

  •
  expand into new geographies.  Following the launch of Diligent Books in French, German, Spanish and Portuguese in February 2015, Diligent is actively pursuing new customers in Brazil, France, Germany, Mexico and Spain. Additionally, further expansion is planned into countries such as Switzerland, the Nordics, Hong Kong, India, Malaysia and Singapore

  •
  continue innovating to maintain competitive advantage.  In order to continue its focus on innovation, Diligent added an R&D centre in Charlotte, North Carolina, US in 2014 and more than doubled its R&D headcount. Considerable investment has been made in the development of Diligent Teams and other new products will be sold as add-ons to the Diligent Boards platform (such as electronic director & officer questionnaires)

  •
  pursue consolidating acquisitions.  The current market for board collaboration software is highly fragmented and includes a variety of small vendors. Diligent sees significant opportunities for growth and cost synergies through consolidating acquisitions of smaller competitors.

3.5   Competition

        Diligent is subject to significant competition from a wide variety of firms, including:

  •
  BoardVantage, Inc. (US), which provides a product called Director

  •
  NASDAQ OMX (US), which provides a product called Directors Desk as part of its Corporate Solutions

  •
  Computershare (Australia), which provides a product called BoardWorks as part of its Governance Services

  •
  ICSA Software International (United Kingdom), which provides a product called Blueprint BoardPad 2 as part of its Board Solutions.

        Diligent acquired the board portal product BoardLink from Thomson Reuters in October 2015 for US$10 million. At the time of acquisition, Boardlink had over 250 customers and over 9,000 users.

3.6   Key Issues Affecting Diligent

        The main industry and specific business factors and risks that Diligent faces include:

  •
  the inability to develop or introduce new product offerings and / or keep pace with technological changes may lead to customer losses and / or fail to attract new customers

  •
  the Company's products may not attain widespread acceptance in non-English speaking areas of the world, thereby restricting Diligent's future growth prospects

  •
  the Diligent Teams product may not be commercially successful

  •
  privacy concerns and laws or other regulations may reduce the effectiveness of the Company's application suite
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  •
  a breach of security measures (leading to unauthorised access of client data or the Company's IT systems) may result in Diligent's services being perceived as not being secure, thereby curtailing or stopping customers from using the Company's products

  •
  interruptions or delays in service from any of Diligent's data centre hosting facilities could impair the delivery of the Company's services

  •
  the inability to protect and enforce the Company's intellectual property rights

  •
  material defects or errors in the software that Diligent uses to deliver its services could harm its reputation, result in significant costs and impair the Company's ability to sell its services

  •
  the loss of, or failure to attract key personnel who Diligent is dependent upon, may adversely affect the Company's operations.

3.7   Directors and Senior Management

        The directors of Diligent are:

  •
  Abby Foote, independent director

  •
  David Liptak, non-executive chair

  •
  Larry Jones, independent director

  •
  Hans Kobler, independent director

  •
  Greg Petersen, independent director

  •
  Mark Russell, independent director

  •
  Alex Sodi, executive director

  •
  Brian Stafford, executive director.

        Ms Foote and Mr Russell are based in New Zealand. The other directors are based in the US.

        Under the Merger Agreement, the directors must submit their resignations immediately prior to the First Effective Date.

        The Company's senior management team comprises:

  •
  Brian Stafford, president and chief executive officer

  •
  Michael Stanton, chief financial officer

  •
  Jeffrey Hilk, chief customer officer

  •
  Alex Sodi, chief product strategy officer and founder

  •
  Avigail Dadone, chief people officer

  •
  Michael Flickman, chief technology officer

  •
  Shawn Lankton, chief marketing officer

  •
  Charlie Horrell, managing director EMEA
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  •
  Al Percival, managing director Asia Pacific.

3.8   Capital Structure and Shareholders

Common Stock Shares

        Diligent currently has 87,549,646 common stock shares on issue held by 2,529 shareholders.

        The names, number of shares and percentage holding of the 10 largest common stock shareholders as at 29 February 2016 are set out below.

Diligent's 10 Largest Common Stock Shareholders

Shareholder	No. of Shares Held	%
New Zealand Central Securities Depository Limited (NZCSD)	42,240,752	48.25%
Spring Street	5,896,973	6.74%
Carroll Capital	3,389,763	3.87%
FNZ Custodians Limited	3,215,642	3.67%
HWM (NZ) Holdings Limited	1,750,000	2.00%
Corcoran Consulting LLC	1,433,634	1.64%
Alex Sodi	1,328,343	1.52%
Custodial Services Limited	1,228,899	1.40%
Sharon Daniels	1,203,526	1.37%
Etta Klaristenfeld and Janet Taylor	1,020,000	1.17%

Subtotal	62,707,532	71.63%
Others (2,519 shareholders)	24,842,114	28.37%

Total	87,549,646	100.00%

Source: NZX Company Research

        NZCSD is a custodian company wholly-owned by the Reserve Bank of New Zealand. It operates as a bare trustee and is the custodian for securities beneficially owned by members of NZClear (New Zealand's principal high value securities depository).

        The names, number of shares and percentage holding of the 5 largest common stock shareholders as at 29 February 2016 whose shares are held via NZCSD are set out below.

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 NZCSD 5 Largest Common Stock Shareholders

Beneficial Shareholder	No. of Shares Held	%
JPMorgan Chase Bank	9,184,507	10.49%
HSBC Nominees (New Zealand) Limited	9,102,970	10.40%
Accident Compensation Corporation	5,145,000	5.88%
The Trustees Executors and Agency Company of NZ Limited	5,041,106	5.76%
National Nominees Limited	4,994,021	5.70%

Subtotal	33,467,604	38.23%
Others (8 beneficial shareholders)	8,773,148	10.02%

Total	42,240,752	48.25%

Source: NZX Company Research

        Spring Street is a privately owned New York based investment partnership that has been in operation since July 1995. Diligent's chair, David Liptak, is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street.

        Carroll Capital is a privately owned New Jersey based investment company managed by Kenneth Carroll. The Carroll Trusts collectively hold 1,600,000 common stock shares (1.83%). The Carroll Entities collectively hold 4,989,763 common stock shares (5.70%).

        The Company's directors other than Mr Liptak collectively hold 2,234,497 common stock shares (2.55%).

Redeemable Preferred Stock

        Diligent currently has 30,000,000 shares of Series A convertible redeemable preferred stock outstanding, held by:

  •
  Spring Street—20,000,000 shares (66.67%)

  •
  Greenwood—10,000,000 shares (33.33%).

        The redeemable preferred stock was issued on 13 March 2009 at US$0.10 each to raise US$3 million.

        The principal terms of the redeemable preferred stock are:

  •
  they carry a fixed cumulative dividend of 11% per annum

  •
  the 11% annual dividend has preference over any dividends on the Company's common stock

  •
  they are also entitled to participate pro rata in any dividend paid on the Company's common stock

  •
  the shares are convertible at any time at the shareholders' option on a one-for-one basis into common stock
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  •
  the shareholders may elect to have the shares redeemed in cash at US$0.10 each plus accrued and unpaid dividends

  •
  in the event of any liquidation, dissolution or winding up, or specified "deemed liquidation events" of the Company, the shareholders are entitled, prior to any distributions to holders of common shares, to an amount per preferred share equal to 1.5 times the original issue price of US$0.10 (ie US$0.15 per share) plus any accrued but unpaid dividends thereon and thereafter to participate on an as-converted basis in any distributions to the common shares

  •
  they are entitled to vote as one class with the common stock on all matters other than the general election of directors. Accordingly, Diligent currently has 117,549,646 shares entitled to vote on most matters.

Stock Options, Performance Stock Units and Restricted Stock Units

        Diligent has adopted various stock option and incentive plans and amendments thereto between 2007 and 2015, providing for the grant of stock options, performance stock units and restricted stock units to the Company's officers, employees, directors and consultants.

        The Company had 6,788,669 stock options outstanding on 29 February 2016 on the following terms:

  •
  weighted average exercise price—US$2.40 (ranging from US$0.14 to US$6.44)

  •
  weighted average remaining contractual term—6.8 years (ranging from 3.7 years to 9.7 years).

        The Company had 3,730,000 performance stock units outstanding on 29 February 2016. The performance stock units are awards providing for the issuance of common stock upon or following the satisfaction of defined performance criteria.

        The Company had 2,505,500 restricted stock units outstanding on 29 February 2016. The restricted stock units are awards providing for the issuance of common stock upon or following satisfaction of time-based vesting criteria, as long as the award recipient remains in the employ or service of the Company on each vesting date.

        Under the terms of the Merger, participants in Diligent's employee share schemes will have vested and unvested awards cancelled in exchange for the Common Stock Merger Consideration less any applicable exercise price, as appropriate. Stock options with an exercise price of US$4.90 or more (ie stock options that are out of the money) and performance stock units for which the applicable performance period ended prior to the effective time of the first merger and for which the applicable performance goals were not satisfied will be cancelled for no consideration.

3.9   Financial Performance

        A summary of Diligent's recent financial performance is set out below.

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 Summary of Diligent Financial Performance

		Year to 31 Dec 11 (Audited)	Year to 31 Dec 12 (Audited)		Year to 31 Dec 13 (Audited)		Year to 31 Dec 14 (Audited)		Year to 31 Dec 15 (Unaudited)
		US$000	US$000		US$000		US$000		US$000
Number of clients(1)		1,026		1,808		2,450		3,015		3,937
Revenues		15,584		39,127		64,757		83,054		99,309
Gross profit		10,747		29,592		51,798		65,560		77,910
EBITDA		(910)		8,803		11,976		17,908		15,750
EBIT		(1,489)		7,616		10,331		15,124		11,550
Net income (loss)		(1,468)		10,653		6,260		8,926		8,104
Net income (loss) attributable to common stockholders		(1,827)		10,294		5,901		8,591		7,774
EPS	US$	(0.02)	US$	0.09	US$	0.05	US$	0.07	US$	0.07

(1)
As at 31 December (2015 Includes BoardLink users)

EBITDA: Earnings before interest, tax, depreciation and amortisation

EBIT: Earnings before interest and tax

EPS: Earnings per share

Source: Diligent audited financial statements and 2015 preliminary full year announcement

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Examination of Stock Option Issuance and Financial Restatement

        In December 2012, the Board authorised and empowered a special committee of independent directors (the Special Committee) to conduct a review of the Company's past stock issuances and stock option grants to determine if they were in accordance with the relevant incentive plans. This resulted in certain option awards being cancelled and the development of alternative compensation packages for the affected employees.

        The Board's audit committee also undertook an investigation that gave rise to the need to restate the Company's financial statements for the 2010, 2011 and 2012 financial years due to a revenue recognition error.

Revenues and Gross Profit

        Diligent uses the SaaS model to distribute its Diligent Boards and Diligent Teams products to the market. The Company derives its revenues primarily from:

  •
  subscription fees, which are generally at least one year in length. Revenue is recognised on a daily basis over the subscription term

  •
  installation fees (including training), which are recognised over the expected life of the customer relationships (generally 9 years).

        Cost of revenues consists of direct expenses related to hosting the Company's cloud-based applications, account management, customer support, data communication expenses, compensation and related expenses for account management, customer support and network operations personnel and software licence fees.

        The Company's annual revenue has steadily increased from US$15.6 million in the 2011 financial year to US$99.3 million in the 2015 financial year, representing a compound annual growth rate (CAGR) of 59%. Customer numbers have increased from 1,026 as at 31 December 2011 to 3,937 as at 31 December 2015 (including BoardLink users) at a CAGR of 40% and customer retention rates have approximated 97% each year. Gross margin has increased from 69% to 78% over the period.

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        Revenues from the Americas represented 70% of the Company's total revenues in the 2015 financial year and have increased at a CAGR of 49% since the 2011 financial year.

        Revenues from EMEA represented 21% of the Company's total revenues in the 2015 financial year and have increased at a CAGR of 95% since the 2011 financial year.

        Revenues from Asia Pacific represented 9% of the Company's total revenues in the 2015 financial year and have increased at a CAGR of 590% since the 2011 financial year.

Operating Expenses

        Diligent's main operating expenses are:

  •
  selling and marketing expenses such as sales commissions, compensation and related expenses for sales and marketing personnel, marketing program expenses and direct advertising expenses

  •
  general and administrative expenses such as compensation and related expenses for executive, finance, accounting, administrative and legal personnel, professional fees, facilities costs and other corporate expenses

  •
  R&D expenses such as compensation and related expenses for engineering and testing personnel, materials, travel and direct costs associated with the design and testing of the Company's product lines

  •
  depreciation and amortisation in respect of property and equipment and intangible assets

  •
  investigations and restatement expenses relating to the Special Committee investigation (including professional fees incurred for legal, accounting and compensation consultants and compensation paid to Special Committee members) and the costs of the investigation of the accounting errors that gave rise to the need to restate the Company's financial statements.
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        The Company's annual operating expenses have increased from US$12.2 million in the 2011 financial year to US$66.4 million in the 2015 financial year at a CAGR of 53%. Annual operating expenses have reduced from 79% of revenues in the 2011 financial year to 67% in the 2015 financial year.

        General and administrative expenses represented 41% of operating expenses in the 2015 financial year and selling and marketing expenses represented 33%.

        Operating expenses in the 2013 financial year included investigations and restatement expenses of US$5.6 million related to the Special Committee process and the restatement of the Company's financial statements.

        R&D expenses increased by US$4.5 million (100%) in the 2014 financial year and by US$4.1 million (45%) in the 2015 financial year as the R&D teams in New Zealand and the US were grown. A significant portion of the increase related to the development of the Diligent Teams product.

        Diligent's executives' and employees' remuneration is paid in part as stock-based compensation. The annual recorded cost of stock-based compensation has ranged from US$0.9 million in the 2011 financial year to US$7.8 million in the 2015 financial year.

3.10 Financial Position

        A summary of Diligent's recent financial position is set out below.

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 Summary of Diligent Financial Position

	As at 31 Dec 11 (Audited)		As at 31 Dec 12 (Audited)		As at 31 Dec 13 (Audited)		As at 31 Dec 14 (Audited)		As at 31 Dec 15 (Unaudited)
	US$000		US$000		US$000		US$000		US$000
Current assets		15,121		41,875		65,839		79,917		86,998
Non current assets		3,431		5,837		12,511		20,504		35,487

Total assets		18,552		47,712		78,350		100,421		122,485

Current liabilities		(10,889)		(24,251)		(39,533)		(48,078)		(55,779)
Non current liabilities		(339)		(7,504)		(13,872)		(16,071)		(15,484)

Total liabilities		(11,228)		(31,755)		(53,405)		(64,149)		(71,263)
Redeemable preferred stock		(3,205)		(3,233)		(3,261)		(3,000)		(3,000)
Stockholders' equity		(4,119)		(12,724)		(21,684)		(33,272)		(48,222)

Total liabilities, redeemable preferred stock and stockholders' equity		(18,552)		(47,712)		(78,350)		(100,421)		(122,485)

Net assets per common stock share	US$	0.05	US$	0.15	US$	0.26	US$	0.38	US$	0.55

Source: Diligent audited financial statements and 2015 preliminary full year announcement

        The Company's current assets consist mainly of cash at bank. Diligent held US$70.2 million of cash and cash equivalents as at 31 December 2015. Other current assets consist mainly of accounts receivable, deferred commissions, prepaid expenses and deferred tax assets.

        Non current assets consist predominantly of property and equipment (mainly in the form of equipment), intangible assets (mainly in the form of customer contracts and capitalised software costs) and deferred tax assets (mainly arising in respect of deferred revenue).

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        The Company's main current liabilities are deferred revenue. This amounted to US$39.5 million as at 31 December 2015. Other current liabilities consist of accounts payable and accrued expenses.

        Non current liabilities consist mainly of deferred revenue, which amounted to US$12.7 million as at 31 December 2015.

        Stockholders' equity of US$48.2 million as at 31 December 2015 consisted of:

  •
  US$40.2 million of issued and paid up common stock capital

  •
  US$8.0 million of retained earnings.

3.11 Cash Flows

        A summary of Diligent's recent cash flows is set out below.

Summary of Diligent Cash Flows

	Year to 31 Dec 11 (Audited)	Year to 31 Dec 12 (Audited)	Year to 31 Dec 13 (Audited)	Year to 31 Dec 14 (Audited)	Year to 31 Dec 15 (Unaudited)
	US$000	US$000	US$000	US$000	US$000
Net cash flow provided by operating activities	6,940	22,796	27,062	24,427	21,207
Net cash provided by (used in) investing activities	(663)	(2,460)	(16,165)	5,134	(19,257)
Net cash provided by (used in) financing activities	(554)	3,972	(516)	(1,224)	(858)
Effect of exchange rates on cash and cash equivalents	(4)	72	(109)	(1,111)	(1,681)

Net increase / (decrease) in cash held	5,719	24,380	10,272	27,226	(589)
Opening cash balance	3,212	8,931	33,311	43,583	70,809

Closing cash balance	8,931	33,311	43,583	70,809	70,220

Source: Diligent audited financial statements and 2015 preliminary full year announcement

        The Company has generated significant levels of cash flows from its operations each year in excess of US$21 million per annum since the 2012 financial year.

        Investing cash flows have included:

  •
  the net purchase of US$12.4 million of short term investments in the 2013 financial year, which matured in the 2014 financial year

  •
  the acquisition of Boardlink for US$10.0 million in the 2015 financial year

  •
  US$4.9 million of capitalised software development costs in the 2015 financial year.

        Capital expenditure has ranged from US$0.7 million in the 2011 financial year to US$7.0 million in the 2014 financial year.

        The main use of cash for financing activities has been the payment of obligations under capital leases and the payment of redeemable preferred stock dividends each year. Diligent received

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US$3.1 million in the 2012 financial year from the repayment of a note receivable from Services Share Holding, LLC.

3.12 Share Price History

        The Company's shares were first quoted on the NZX Main Board on 12 December 2007.

        Set out below is a summary of Diligent's daily closing share price and monthly volumes of shares traded from 3 January 2013 to 3 March 2016.

Source: NZX Company Research

        During the period, Diligent's shares have traded between NZ$3.15 (on 5 December 2013) and NZ$8.20 (on 31 May 2013) at a VWAP of NZ$5.52.

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        Diligent's share price relative to the S&P/NZX 50 Index Gross (the Index) is set out below.

Source: NZX Company Research / Capital IQ

        Diligent outperformed the Index between 7 March 2013 and 15 July 2013 but since then, it has significantly underperformed the Index.

        An analysis of VWAP, traded volumes and liquidity (measured as traded volumes as a percentage of shares outstanding) up to the trading day before the announcement of the Merger on 15 February 2016 is set out below.

Diligent Share Trading up to the Announcement of the Merger

Period	Low(1)	High(1)	VWAP(1)	Volume Traded(1)	Liquidity
	NZ$	NZ$	NZ$	(000)
1 month	5.64	6.19	5.92	1,772	2.0%
3 months	5.64	6.22	6.01	6,862	7.8%
6 months	4.85	6.22	5.68	14,861	17.0%
12 months	4.85	6.40	5.66	33,991	38.8%

(1)
To 12 February 2016

Source: NZX Company Research

        The Company's shares traded on every trading day in the year up to the announcement of the Merger at a VWAP of NZ$5.66.

        Since the announcement of the Merger and up to 3 March 2016, a total of 12,042,366 shares have traded on each trading day in the range of NZ$7.07 to NZ$7.23 at a VWAP of NZ$7.14.

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4.     Profile of Insight

4.1   Overview

        Insight is a global venture capital and private equity firm specialising in investments in expansion capital, emerging growth, growth capital, growth equity, buyouts, capital for mergers and acquisitions, take privates, recapitalisation, private investments in public equity (PIPE) deals, pre-IPO, later stage, middle market, mature and carve-outs.

        Insight was founded in 1995 by Jeff Horing and Jerry Murdock Jr. It is based in New York, New York, US with additional offices across Europe, Asia and South America.

        Insight has raised more than US$13 billion and has invested in more than 250 companies worldwide.

4.2   Investments

        Insight typically invests in the technology sector with a focus on consumer-facing technologies, e-commerce, internet, mobile, new media, online gaming, infrastructure software, on-premise and SaaS-based software, infrastructure and internet software, application software, data businesses, online and on-demand businesses, retail, enterprise application software, e-commerce software, business to business commerce, software-enabled services, business to business products, post-secondary education and data enabled services sectors.

        Insight makes worldwide investments. The firm targets investing between US$3 million and US$500 million in companies at all stages in their life cycle. It seeks to take a seat on the board of directors of its portfolio companies. The firm engages in both majority and minority investments and purchases both primary and secondary shares. It also makes co-investments.

        Insight has invested in numerous companies such as Twitter, Chegg, Tumblr, Flipboard, Zumba Fitness, Quest Software, Jagex, Virgin Pulse, HootSuite Media, Yext, Cvent and Qualtrics.

        Recent investments by Insight include:

  •
  Gainsight, a customer services company—US$50 million Series D (November 2015)

  •
  Tenable Network Security, which develops unified security monitoring solutions for securing enterprise networks—US$250 million Series B (November 2015)

  •
  Alteryx, a leader in data blending and advanced analytics—US$85 million Series C (October 2015)

  •
  Ensighten, which provides enterprise tag management solutions that enable businesses manage their websites more effectively—US$53 million Series C (October 2015)

  •
  ezCater, an online catering marketplace—US$15 million Series C (October 2015)

  •
  BlaBlaCar, the largest long distance ridesharing platform—€200 million Series D (September 2015).
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4.3   Exits

        Insight typically exits its investments through either a trade sale or an IPO. Recent exits include:

  •
  Hitwise, a competitive intelligence service company—acquired by Connexity (December 2015)

  •
  Mimecast, a SaaS-based email management platform—listed on the NASDAQ Stock Market (November 2015)

  •
  Instructure, learning technology company—listed on the New York Stock Exchange (November 2015).

4.4   Team

        Insight has a team of over 70 people:

  •
  38 in the investment team

  •
  19 in the Insight Onsite team (which provides hands-on resources and collaborative expertise to help companies scale)

  •
  11 in finance and operations

  •
  3 in investor relations and capital markets.

        Key executives are:

  •
  Jeffrey Horing, co-founder, managing director and partner

  •
  Mark Lessing, chief financial officer

  •
  Blair Flicker, general counsel

  •
  Eric Goldstein, chief compliance officer and deputy general counsel.

4.5   Locations

        Whilst based in New York, Insight has locations in 11 other countries:

  •
  United Kingdom

  •
  France

  •
  Germany

  •
  Spain

  •
  Italy

  •
  Russia

  •
  China

  •
  Brazil

  •
  Australia

  •
  Turkey

  •
  Greece.
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5.     Valuation of Diligent

5.1   Introduction

        If the Merger is approved, it will have the same outcome as a successful full takeover offer. In such circumstances, we are of the view that the appropriate basis upon which to evaluate the fairness of the Merger is to compare the Common Stock Merger Consideration of US$4.90 per share with the full underlying value of Diligent's fully converted common stock shares on a standalone basis, pro-rated across all shares.

        Such an approach attributes full control value to Diligent under its current strategic and operational initiatives, but excludes the value of any synergies that may accrue to a specific acquirer. The resulting value exceeds the price at which we would expect minority interests in Diligent to trade in the absence of the Merger.

5.2   Standard of Value

        We have assessed the fair market value of 100% of Diligent's fully converted common stock.

        Fair market value is defined as the price that a willing but not anxious buyer, with access to all relevant information and acting on an arm's length basis, would be prepared to pay to a willing but not anxious seller in an open, unrestricted and stable market.

5.3   Basis of Valuation

        In general terms it is recognised that the value of a share represents the present value of the net cash flows expected therefrom. Cash flows can be in the form of either dividends and share sale proceeds or a residual sum derived from the liquidation of the business.

        There are a number of methodologies used in valuing shares and businesses. The most commonly applied methodologies include:

  •
  discounted cash flow (DCF)

  •
  capitalisation of earnings

  •
  net assets or estimated proceeds from an orderly realisation of assets.

        Each of these valuation methodologies is applicable in different circumstances. The appropriate methodology is determined by a number of factors including the future prospects of the business, the stage of development of the business and the valuation practice or benchmark usually adopted by purchasers of the type of business involved.

        The DCF method is the fundamental valuation approach used to assess the present value of future cash flows, recognising the time value of money and risk. The value of an investment is equal to the value of future free cash flows (FCF) arising from the investment, discounted at the investor's required rate of return.

        The capitalisation of earnings method is an adaptation of the DCF method. It requires an assessment of the maintainable earnings of the business and a selection of a capitalisation rate (or earnings multiple) appropriate to that particular business for the purpose of capitalising the earnings figure.

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        An assets based methodology is often used in circumstances where the assets of a company have a market value independent of the profitability of the company that owns them. A valuation based on an orderly realisation of assets is normally restricted to instances where the investor holds sufficient control to effect a sale of the assets and / or there is some indication that an orderly realisation is contemplated.

5.4   Valuation Approach

        We have assessed the fair market value of Diligent using the DCF method.

        The DCF method that we have applied derives an assessment of the value of the core operating business, prior to considering how the business is financed or whether it has any significant surplus assets. This ungeared business value is commonly referred to as the enterprise value and represents the market value of the operating assets (i.e. operating working capital, fixed assets and intangible assets such as brand names, software, licences, know-how and general business goodwill) that generate the operating income of the business.

        In order to assess the value of Diligent's equity, we have added the Company's cash balances and cash equivalents to the enterprise value. We have assessed the value of the Company's equity on a fully converted basis, taking into account the redeemable preferred stock, stock options, performance stock units and restricted stock units on issue.

        As Diligent is a US headquartered company which earns predominantly US$ revenues and profits and reports its results in US$, we have valued the Company in US$ and then converted this back to NZ$ at spot exchange rates to derive our assessment of the value of Diligent's fully converted common stock shares in NZ$.

        We have assessed the reasonableness of the valuation outcomes from the DCF valuation by:

  •
  comparing the implied valuation multiples with observed multiples for comparable companies

  •
  comparing the valuation outcomes with equity analysts' valuations and target prices

  •
  evaluating the implied premium for control.

5.5   Discounted Cash Flow Valuation

Methodology

        The DCF methodology assesses value in 2 stages:

  •
  first, the FCF of the business are forecast over a given time frame and a forecast of maintainable FCF beyond then is used to determine a perpetuity value

  •
  then the FCF are adjusted to reflect their value at a certain point in time. Present values are calculated by discounting the FCF at an appropriate discount rate.

        FCF represent the surplus cash associated with the business after deducting operating expenses, tax, movements in working capital and capital expenditure. They represent the cash which is available to pay returns to providers of debt and equity capital.

        The discount rate used to determine the present values of the FCF is the estimated weighted average cost of capital (WACC). The WACC is a blend of the cost of debt and the cost of equity,

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weighted in accordance with the target capital structure of an entity owning the business. The WACC represents the rate of return required by investors to compensate them for the business risks they bear by investing in the business.

Free Cash Flows

        Diligent provided prospective purchasers with certain forecasts during the Sale Process which forecasted earnings for a 3 year period to 31 December 2018.

        Diligent provided to the Board and Jefferies 2 sets of forecasts:

  •
  the Baseline Forecast reflected the business as forecast by Diligent's management through to 31 December 2020 plus the assumption that the Diligent Teams product, which made a limited release in the fourth quarter of the 2015 financial year, is successfully adopted by customers and results in substantial growth and EBITDA contribution over time

  •
  the Downside Sensitivity Forecast reflected the business as forecast by Diligent management through to 31 December 2020 plus the assumption that the Diligent Teams product is not successfully adopted by customers and is unable to realise successful commercialisation by the end of the 2017 financial year. The Downside Sensitivity Forecast includes approximately US$2.3 million in one-time costs associated with actions that may be taken by Diligent if the Diligent Teams product is not successfully commercialised by the end of the 2017 financial year and such product is discontinued.

        A summary of the Baseline Forecast is set out below.

Summary of Baseline Forecast

	Year to 31 Dec 16 (Forecast)	Year to 31 Dec 17 (Forecast)	Year to 31 Dec 18 (Forecast)	Year to 31 Dec 19 (Forecast)	Year to 31 Dec 20 (Forecast)
	US$000	US$000	US$000	US$000	US$000
Revenues	122,107	150,584	194,321	228,868	264,519
Gross profit	98,742	126,415	166,803	195,688	225,469
EBITDA	28,479	47,289	75,009	85,355	96,900
EBIT	23,927	41,597	67,599	76,200	86,319
Capital expenditure	9,700	11,000	12,902	15,195	17,562

Source: Baseline Forecast

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        We have used the Baseline Forecast as the basis for our base case DCF assessment and have adopted the following principal assumptions:

  •
  total revenues CAGR of approximately 22% over the 5 year period:

  •
  Diligent Boards revenues representing approximately 83% of total 2020 revenues

  •
  Diligent Teams revenues representing approximately 17% of 2020 total revenues

  •
  gross margins increasing from 81% in 2016 to 85% in 2020

  •
  operating expenses CAGR of approximately 16% over the 5 year period, with stock-based compensation approximating 10% of operating expenses each year

  •
  capital expenditure equating to approximately 6% to 8% of revenues each year

  •
  operating working capital equating to approximately negative 43% to 47% of revenues each year

  •
  average annual growth beyond the 2020 financial year of 4.0%

  •
  an average corporate tax rate of approximately 37%.

Weighted Average Cost of Capital

        The calculation of the WACC, while being derived from detailed formula, is fundamentally a matter of professional judgement.

        We have used the Capital Asset Pricing Model (CAPM) to assess the cost of equity for the Company. The inputs into our CAPM calculation are denominated in US$ and are from the perspective of a US investor.

        We have assessed the WACC for Diligent to be in the vicinity of 13%.

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        Key inputs in the WACC assessment are:

  •
  a risk free rate of 1.8% (based on long term US$ Treasury bonds yields)

  •
  an asset beta of 1.2

  •
  a market risk premium of 7.0%

  •
  a small company premium of 2.7%

  •
  target financial leverage of 0%

  •
  a corporate tax rate of 37%.

        Given that the assumed capital structure is 100% equity, the Company's WACC equates to its cost of equity.

Sensitivity Analysis and Scenario Analysis

        We have evaluated the sensitivity of the base case valuation outcome to changes to key value drivers. The DCF assessment is particularly sensitive to the following factors:

  •
  revenue growth assumptions

  •
  gross margin assumptions

  •
  operating expenses growth assumptions

  •
  capital expenditure assumptions

  •
  discount rate assumptions

  •
  terminal growth assumptions.

        We have also undertaken a DCF assessment under an alternative scenario using the Downside Sensitivity Forecast where it is assumed that the Diligent Teams product is not successfully adopted by customers and is shut down by Diligent at the end of the 2017 financial year.

Valuation Conclusion

        Based on the above, we assess Diligent's enterprise value to be in the range of US$493 million to US$585 million as at the present date using the DCF approach.

        We note that the values are highly dependent upon the assumptions adopted—particularly those in respect of revenue growth.

5.6   Value of Diligent's Common Stock Shares

Approach

        We have assessed the value of Diligent's fully converted equity as follows:

  •
  assessed enterprise value

  •
  + cash and cash equivalents

  •
  – obligations under capital leases
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  •
  + security deposits

  •
  = value of Diligent's equity

  •
  + proceeds from the exercise of stock options

  •
  = value of Diligent's fully converted equity.

        The value of Diligent's fully converted equity is divided by the number of fully converted common stock shares outstanding to derive the value per common stock share.

Assessment

Cash and Related Balances

        The Company's cash and cash equivalents amounted to US$70.2 million as at 31 December 2015.

        The Company's obligations under capital leases amounted to US$0.1 million as at 31 December 2015.

        Diligent had US$0.8 million of security deposits as at 31 December 2015.

Exercise of Options

        The proceeds from the exercise of the 6,688,669 stock options that are in the money amount to US$15.6 million.

        Under the terms of the Merger Agreement, the 100,000 stock options that are out of the money will be cancelled for no consideration.

Number of Fully Converted Common Stock Shares

        We have assumed there are 130,488,815 common stock shares on a fully converted basis (based on the securities on issue as at 29 February 2016):

  •
  87,549,646 common stock shares

  •
  30,000,000 redeemable preferred stock shares

  •
  6,688,669 stock options that are in the money and exercised

  •
  3,730,000 performance stock units

  •
  2,520,500 restricted stock units.

Conclusion

        We assess the fair market value of all the common stock shares in Diligent (on a fully converted basis) to be in the vicinity of US$580 million to US$672 million as at the present date. This equates to a value of US$4.44 to US$5.15 per common stock share. Based on the current exchange rate of NZ$1 = US$0.64, this equates to NZ$6.59 to NZ$7.64 per common stock share.

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 Value of Diligent's Common Stock Shares

	Low			High
	US$m			US$m
Enterprise value		493.0			585.0
Cash and cash equivalents		70.2			70.2
Obligations under capital leases		(0.1)			(0.1)
Security deposits		0.8			0.8

Value of Diligent equity		563.9			655.9
Proceeds from exercise of stock options		15.6			15.6

Value of Diligent fully converted equity		579.5			671.5

Number of common stock shares on issue (million)		130.5	(1)		130.5	(1)

Value per common stock share—US$	US$	4.44		US$	5.15

—NZ$(2)	NZ$	6.59		NZ$	7.64

(1)
On a fully converted basis

(2)
Based on an exchange rate of NZ$1 = US$0.674

5.7   Implied Valuation Multiples

        The assessed value range implies revenue, EBITDA, EBIT and price earnings (PE) multiples as set out below. The multiples are based on Diligent's unaudited financial results for the 2015 financial year and its forecast for the 2016 financial year as set out in the Baseline Forecast.

Implied Valuation Multiples

	31 December 2015 (Unaudited)				31 December 2016 (Forecast)
	Low		High		Low		High
Value per common stock share	US$	4.44	US$	5.15	US$	4.44	US$	5.15
Revenue multiple		5.0x		5.9x		4.0x		4.8x
EBITDA multiple		32x		38x		17x		21x
EBIT multiple		43x		51x		21x		24x
PE multiple		72x		83x		34x		39x

5.8   Comparable Companies Multiples

        We have compared the implied valuation multiples with:

  •
  observed multiples for publicly traded companies that are generally comparable with Diligent

  •
  observed multiples from transactions involving entities that are generally comparable with Diligent.
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        Given that there are no companies that are directly comparable with Diligent, we have selected companies for the multiple analysis based on:

  •
  the nature of their operations—being either collaboration software or SaaS companies

  •
  their size:

  •
  revenue between US$50 million and US$300 million

  •
  market capitalisation between US$100 million and US$2,000 million

  •
  their profitability:

  •
  gross margin > 75%

  •
  EBITDA margin > 10%

  •
  their growth profile:

  •
  future revenue growth > 10%.

        As the majority of the selected companies are relatively early stage businesses with limited or negative bottom line earnings, our multiple analysis has focussed on revenue multiples and EBITDA multiples.

Trading Multiples

        Set out at Appendix I is an analysis of historic and prospective revenue and EBITDA multiples for 11 companies listed on US stock markets:

  •
  5 collaboration software companies that target collaboration, document management, governance and workflow initiatives

  •
  6 growth SaaS companies that have comparable operating metrics with Diligent.

        Also set out at Appendix I is an analysis of historic and prospective revenue and EBITDA multiples for 6 NZX Main Board software companies with a market capitalisation greater than NZ$150 million.

        The observed revenue and EBITDA multiples are based on trading prices for minority parcels and as such do not include any premium for control.

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Revenue Trading Multiples

Source: Capital IQ, data as at 23 February 2016

        The historic revenue multiples (based on the last 12 months' revenue) range from 0.8x to 11.2x (excluding an outlier of 41.8x) and the prospective revenue multiples (based on the next 12 months' revenue) range from 0.7x to 9.8x.

        Our valuation implies historic revenue multiples between 5.0x and 5.9x and prospective revenue multiples between 4.0x and 4.8x. The implied Diligent revenue multiples are above the collaboration software companies' revenue multiples, above the average of the growth SaaS companies' revenue multiples and fall within the range of New Zealand software companies' revenue multiples.

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EBITDA Trading Multiples

Source: Capital IQ, data as at 29 February 2016

        The historic EBITDA multiples range from 11x to 46x and the prospective EBITDA multiples range from 10x to 30x.

        Our valuation implies historic EBITDA multiples between 32x and 38x and prospective EBITDA multiples between 17x and 21x. The implied Diligent EBITDA multiples sit within the range of the comparable companies' EBITDA multiples.

Transaction Multiples

        Set out at Appendix II is an analysis of historic revenue and EBITDA multiples for 15 transactions in the past 4 years that involve target companies that have operating metrics broadly comparable with Diligent (in respect of enterprise values, revenue levels, revenue growth rates and EBITDA margins).

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Revenue Transaction Multiples

Source: Capital IQ, Jefferies

        The historic revenue multiples range from 2.8x to 12.4x at an average of 5.9x and a median of 4.3x.

        Our valuation implies historic revenue multiples between 5.0x and 5.9x, which sit close to the average of the range of observed transaction revenue multiples.

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EBITDA Transaction Multiples

Source: Capital IQ, Jefferies

        The historic EBITDA multiples range from 14x to 40x at an average of 26x and a median of 25x.

        Our valuation implies historic EBITDA multiples between 32x and 38x, which sit at the top of the range of the observed transaction EBITDA multiples.

Conclusion

        Based on our analysis of comparable companies' trading multiples and transaction multiples, we consider the implied valuation multiples to be reasonable.

5.9   Comparison With Equity Analysts' Valuations

        Diligent is followed by a number of equity analysts in New Zealand on a regular basis. Recent research papers by equity analysts prior to the announcement of the Merger assessed:

  •
  valuations for Diligent's common stock shares ranging from NZ$5.32 to NZ$6.95 at an average of NZ$6.03

  •
  target prices for Diligent's common stock shares ranging from NZ$6.10 to NZ$7.68 at an average of NZ$6.92.
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 Equity Analysts' Valuations

Analyst	Date	Recommendation	Valuation(1)		Target Price
Craigs Investment Partners	12 November 2015	Buy	NZ$	6.95	NZ$	7.68
Forsyth Barr	11 November 2015	Outperform	NZ$	6.25	NZ$	7.50
Macquarie	10 November 2015	Neutral	NZ$	5.32	NZ$	6.50
Goldman Sachs	10 November 2015	Buy	NZ$	6.13	NZ$	6.80
Credit Suisse	12 May 2015	Neutral	NZ$	5.49	NZ$	6.10

Consensus mean			NZ$	6.03	NZ$	6.92

(1)
Spot DCF valuation

Source: Equity analysts research reports

        The average of the equity analysts' valuations of NZ$6.03 is 8% below the bottom of our valuation range.

        The average of the equity analysts' target prices of NZ$6.92 is 3% below the midpoint of our valuation range.

        We note that the target prices generally represent a 12 month price target for a minority parcel of shares rather than a current valuation and by definition exclude any control premium.

5.10 Implied Premium for Control

        Purchasers may be prepared to pay a premium in an acquisition that will give them control of a company. Frequently, purchasers will pay more for control of a business where they perceive they can add substantial value to the business operations through synergies with other operations, changed

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management practices, reduced or eliminated competition, ensured sources of material supply or sales or other means.

        Gaining control in itself does not create value—real value enhancement can only flow from factors that either increase future cash flows or reduce the risk of the combined entity. All rational bidders will have made some assessment of the value of the synergies that are available and the proportion of that value that they are prepared to pay away in order to complete the acquisition.

        In this instance Insight has participated in the contestable Sale Process, has undertaken an extensive due diligence review of Diligent and Diligent has accepted its final proposal and entered into the Merger Agreement. Insight has been able to fully evaluate the value of Diligent and has submitted a purchase price which Diligent has considered to be the most compelling proposal.

        Our valuation range of US$4.44 to US$5.15 equates to approximately NZ$6.59 to NZ$7.64 at the current NZ$:US$ exchange rate of NZ$1 = US$0.674 and represents premia ranging from 10% to 35% over recent share prices.

5.11 Valuation Conclusion

        We assess the fair market value of 100% of Diligent's fully converted common stock to be in the range of US$580 million to US$672 million as at the present date. This equates to a value of US$4.44 to US$5.15 per common stock share, which approximates NZ$6.59 to NZ$7.64 based on the current NZ$:US$ exchange rate of NZ$1 = US$0.674.

        The valuation represents the full underlying standalone value of Diligent based on its current strategic and operational initiatives. The value range exceeds the prices at which we would expect minority interests in Diligent to trade at the present time in the absence of a merger proposal or takeover offer.

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6.     Sources of Information, Reliance on Information, Disclaimer and Indemnity

6.1   Sources of Information

        The statements and opinions expressed in this report are based on the following main sources of information:

  •
  the Merger Agreement

  •
  the Voting Agreements

  •
  the draft Proxy Statement

  •
  the Diligent Form 8-K dated 14 February 2016

  •
  the Diligent annual reports for the years ended 31 December, 2012 to 2014 (including Form 10-K)

  •
  the Diligent Preliminary Full Year Announcement for the year ended 31 December 2015

  •
  the Baseline Forecast and the Downside Sensitivity Forecast

  •
  information in respect of Diligent contained in the Sale Process virtual data room

  •
  Diligent investor presentations dated 8 December 2015 and 20 April 2015

  •
  Diligent share price data and shareholder data from NZX Company Research and Capital IQ

  •
  various equity analysts research reports on Diligent

  •
  publicly available information regarding Insight

  •
  information in respect of comparable companies from Capital IQ and public sources.

        During the course of preparing this report, we have had discussions with and / or received information from the executive management and directors of Diligent and Diligent's financial and legal advisers.

        The Board has confirmed that we have been provided for the purpose of this Appraisal Report with all information relevant to the Merger that is known to it and that all the factual information provided by Company contained in this report is true and accurate in all material aspects and is not misleading by reason of omission or otherwise.

        Including this confirmation, we have obtained all the information that we believe is necessary for the purpose of preparing this Appraisal Report.

        In our opinion, the information set out in this Appraisal Report is sufficient to enable the Board and the Company's shareholders to understand all the relevant factors and to make an informed decision in respect of the Merger.

6.2   Reliance on Information

        In preparing this report we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was available from public sources and all information that was furnished to us by Diligent and its advisers.

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        We have evaluated that information through analysis, enquiry and examination for the purposes of preparing this report but we have not verified the accuracy or completeness of any such information or conducted an appraisal of any assets. We have not carried out any form of due diligence or audit on the accounting or other records of Diligent. We do not warrant that our enquiries would reveal any matter which an audit, due diligence review or extensive examination might disclose.

6.3   Disclaimer

        We have prepared this report with care and diligence and the statements in the report are given in good faith and in the belief, on reasonable grounds, that such statements are not false or misleading. However, in no way do we guarantee or otherwise warrant that any forecasts of future profits, cash flows or financial position of Diligent will be achieved. Forecasts are inherently uncertain. They are predictions of future events that cannot be assured. They are based upon assumptions, many of which are beyond the control of Diligent and its directors and management. Actual results will vary from the forecasts and these variations may be significantly more or less favourable.

        We assume no responsibility arising in any way whatsoever for errors or omissions (including responsibility to any person for negligence) for the preparation of the report to the extent that such errors or omissions result from our reasonable reliance on information provided by others or assumptions disclosed in the report or assumptions reasonably taken as implicit.

        Our evaluation has been arrived at based on economic, exchange rate, market and other conditions prevailing at the date of this report. Such conditions may change significantly over relatively short periods of time. We have no obligation or undertaking to advise any person of any change in circumstances which comes to our attention after the date of this report or to review, revise or update this report.

        We have had no involvement in the preparation of the Proxy Statement issued by Diligent and have not verified or approved the contents of the Proxy Statement. We do not accept any responsibility for the contents of the Proxy Statement except for this report.

6.4   Indemnity

        Diligent has agreed that, to the extent permitted by law, it will indemnify Simmons Corporate Finance and its directors and employees in respect of any liability suffered or incurred as a result of or in connection with the preparation of this report. This indemnity does not apply in respect of any negligence, wilful misconduct or breach of law. Diligent has also agreed to indemnify Simmons Corporate Finance and its directors and employees for time incurred and any costs in relation to any inquiry or proceeding initiated by any person. Where Simmons Corporate Finance or its directors and employees are found liable for or guilty of negligence, wilful misconduct or breach of law, Simmons Corporate Finance shall reimburse such costs.

7.     Qualifications and Expertise, Independence, Declarations and Consents

7.1   Qualifications and Expertise

        Simmons Corporate Finance is a New Zealand owned specialist corporate finance advisory practice. It advises on mergers and acquisitions, prepares independent expert's reports and provides valuation advice.

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        The person in the company responsible for issuing this report is Peter Simmons, B.Com, DipBus (Finance), INFINZ (Cert).

        Simmons Corporate Finance and Mr Simmons have significant experience in the independent investigation of transactions and issuing opinions on the merits and fairness of the terms and financial conditions of the transactions.

7.2   Independence

        Simmons Corporate Finance does not have at the date of this report, and has not had, any shareholding in or other relationship with Diligent or Insight or any conflicts of interest that could affect our ability to provide an unbiased opinion in relation to the Merger.

        Simmons Corporate Finance has not had any part in the formulation of the Merger or any aspects thereof. Our sole involvement has been the preparation of this report.

        Simmons Corporate Finance will receive a fixed fee for the preparation of this report. This fee is not contingent on the conclusions of this report or the outcome of the Merger. We will receive no other benefit from the preparation of this report.

7.3   Declarations

        An advance draft of this report was provided to the Board for its comments as to factual accuracy of the contents of the report. Changes made to the report as a result of the circulation of the draft have not changed the methodology or our conclusions.

        Our terms of reference for this engagement did not contain any term which materially restricted the scope of the report.

7.4   Consents

        We consent to the issuing of this report in the form and context in which it is to be included in the Proxy Statement to be sent to Diligent's shareholders. Neither the whole nor any part of this report, nor any reference thereto may be included in any other document without our prior written consent as to the form and context in which it appears.

/s/ PETER SIMMONS

Peter Simmons
Director
 Simmons Corporate Finance Limited
4 March 2016

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Appendix I

Comparable Companies Trading Multiples

Trading Multiples

					Revenue Multiple		EBITDA Multiple
	Market Capitalisation		Enterprise Value
Company					Historic	Prospective	Historic	Prospective
	($m)		($m)
Collaboration Software Companies
Box	US$	1,408	US$	1,241	4.4x	4.1x	n/m	n/m
IntraLinks	US$	468	US$	490	1.8x	1.6x	19x	10x
Jive	US$	253	US$	150	0.8x	0.7x	n/m	27x
Wix.com	US$	762	US$	652	3.2x	2.4x	n/m	22x
Workiva	US$	555	US$	502	3.5x	2.8x	n/m	n/m

Minimum	US$	253	US$	150	0.8x	0.7x	19x	10x
Median	US$	555	US$	502	3.2x	2.4x	19x	22x
Average	US$	689	US$	607	2.7x	2.3x	19x	20x
Maximum	US$	1,408	US$	1,241	4.4x	4.1x	19x	27x
Growth SaaS Companies
BroadSoft	US$	1,106	US$	1,046	3.7x	3.1x	34x	13x
Fleetmatics	US$	1,422	US$	1,272	4.5x	3.7x	19x	11x
LogMeln	US$	1,318	US$	1,169	4.3x	3.6x	34x	15x
Paycom	US$	1,959	US$	1,934	8.6x	6.2x	46x	30x
Qualys	US$	915	US$	736	4.5x	3.7x	19x	12x
Textura	US$	448	US$	369	4.3x	3.4x	n/m	18x

Minimum	US$	448	US$	369	3.7x	3.1x	19x	11x
Median	US$	1,212	US$	1,108	4.4x	3.6x	34x	14x
Average	US$	1,195	US$	1,088	5.0x	4.0x	30x	17x
Maximum	US$	1,959	US$	1,934	8.6x	6.2x	46x	30x
New Zealand Software Companies
Gentrack	NZ$	159	NZ$	147	3.5x	3.4x	11x	10x
Orion Health	NZ$	497	NZ$	420	2.3x	2.1x	n/m	n/m
Pushpay	NZ$	402	NZ$	397	41.8x	n/a	n/m	n/a
Vista	NZ$	392	NZ$	377	5.8x	3.8x	29x	15x
Wynyard	NZ$	141	NZ$	126	5.1x	1.9x	n/m	n/m
Xero	NZ$	2,070	NZ$	1,845	11.2x	9.8x	n/m	n/m

Minimum	NZ$	141	NZ$	126	2.3x	1.9x	11x	10x
Median	NZ$	397	NZ$	387	5.5x	3.4x	20x	13x
Average	NZ$	610	NZ$	552	11.6x	4.2x	20x	13x
Maximum	NZ$	2,070	NZ$	1,845	41.8x	9.8x	29x	15x

n/a: Not available

n/m: Not meaningful

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Source: Capital IQ, data as at 29 February 2016

        Box, Inc. provides a cloud-based enterprise content collaboration platform that enables organisations of various sizes to access, store, share and manage their content / information.

        IntraLinks Holdings, Inc. provides SaaS solutions for secure enterprise content collaboration within and among organisations in the US and internationally. Its cloud-based solutions enable organisations to manage, control, track, search and exchange time-sensitive information inside and outside the firewall, within a secure environment.

        Jive Software, Inc. provides communication and collaboration solutions to businesses, government agencies and other enterprises. The company's Jive Platform allows companies to connect, communicate and collaborate with employees, customers and partners.

        Wix.com Limited develops and markets an internet service that allows users to create web content. It offers web development, design and management solutions and apps through an online platform that enables its user base of businesses, organisations, professionals and individuals to create digital presence.

        Workiva Inc. provides a cloud-based and mobile-enabled platform for enterprises to collect, manage, report and analyse critical business data in real time. The company's Wdesk secure software platform allows multiple users to simultaneously create, review and publish data-linked documents and reports.

        BroadSoft, Inc. provides software and services that enable mobile, fixed-line and cable service providers to deliver hosted or cloud-based unified communications and other voice and multimedia services over internet protocol based networks.

        Fleetmatics Group PLC provides SaaS fleet management solutions for small and medium-sized businesses worldwide. The company offers web-based and mobile application solutions that provide fleet operators with visibility into vehicle location, fuel usage, speed and mileage and other insights into their mobile workforce.

        LogMeIn, Inc. provides cloud-based services for individuals and businesses to securely connect to their workplace, colleagues and customers. It offers browser-based online meetings and screen sharing services, cloud-based file syncing, storage and sharing services and a remote access service.

        Paycom Software, Inc. offers cloud-based human capital management software solutions delivered as SaaS in the US. It provides functionality and data analytics that businesses need to manage the complete employment life cycle from recruitment to retirement.

        Qualys, Inc. provides cloud security and compliance solutions in the US and internationally. Its integrated suite of security and compliance solutions enables customers to identify their IT assets, collect and analyse large amounts of IT security data, discover and prioritise vulnerabilities, recommend remediation actions and verify the implementation of such actions.

        Textura Corporation provides collaboration and productivity tools for the construction industry in the US and Canada. Its solutions are focused on facilitating collaboration between owners / developers, general contractors and subcontractors.

        Gentrack Limited develops, implements and supports enterprise billing and customer management software solutions for electricity, gas and water utilities and airports.

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        Orion Health Group Limited provides health information exchange and healthcare integration solutions worldwide.

        Pushpay Holdings Limited provides mobile commerce and payment solutions in New Zealand, the US, Canada and Australia.

        Vista Group International Limited provides cinema management, film distribution and customer analytics software solutions to companies across the global film industry.

        Wynyard Group Limited owns, develops, markets and sells software products and services that protect companies from threats, crime and corruption worldwide.

        Xero Limited provides a platform for online accounting and business services to small businesses and their advisers in New Zealand, Australia, the United Kingdom and North America.

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Appendix II

Comparable Companies Transaction Multiples

Transaction Multiples

Date	Target	Acquirer	Transaction Value (US$m)	Revenue Multiple	EBITDA Multiple
Nov 2015	MarketShare Partners	NeuStar	450	7.9x	n/d
Aug 2015	Merge Healthcare	IBM	975	4.3x	25x
Feb 2015	PowerPlan	Thoma Bravo	430	4.3x	14x
Oct 2014	NAVEX Global	Vista Equity Partners	550	3.7x	14x
Aug 2014	X Plus One Solutions	Rocket Fuel	236	3.3x	n/d
Jul 2014	Quintiq	Dassault Systems	337	3.5x	n/d
Mar 2014	Fieldglass	SAP	1,000	11.8x	40x
Jan 2014	KANA Software	Verint Systems	514	3.8x	n/d
Oct 2013	BigMachines	Oracle	400	7.5x	n/d
Jun 2013	Neolane	Adobe Systems	617	10.6x	n/d
Jun 2013	hybris	SAP	1,341	12.4x	n/d
Oct 2012	OPNET	Riverbed	994	5.0x	27x
Aug 2012	Servigistics	Parametric Technology	220	2.8x	n/d
Jun 2012	Folhamatic	Sage	261	3.7x	23x
Jan 2012	Convio	Blackbaud	274	3.4x	36x

Minimum			220	2.8x	14x
Median			450	4.3x	25x
Average			573	5.9x	26x
Maximum			1,341	12.4x	40x

n/d: Not disclosed

Source: Capital IQ, Jefferies

        MarketShare Partners LLC provides marketing analytics solutions for businesses, media companies, marketers and agencies.

        Merge Healthcare Incorporated develops software solutions that facilitate the sharing of images to create an electronic healthcare experience for patients and physicians worldwide.

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        PowerPlan, Inc. provides asset-centric accounting, tax, budgeting and analytics software for companies in the utilities, oil and gas, transportation, telecommunications and mining industries.

        NAVEX Global, Inc. designs and develops a suite of ethics and compliance software solutions.

        X Plus One Solutions, Inc. develops the [x+1] Origin Platform, a programmatic marketing hub that enables brands to engage in conversations with consumers across a range of paid and owned online media.

        Quintiq Holding B.V. develops and provides supply chain planning and optimisation software platforms.

        Fieldglass, Inc. develops a cloud-based vendor management system that manages contingent workforce and services procurement programs.

        KANA Software, Inc. develops cloud and on-premise customer service solutions for Fortune 500 and mid-market businesses.

        BigMachines, Inc. develops and implements on-demand software solutions.

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Diligent Corporation	Page 60	Appraisal Report
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Annex E

Section 262 of the General Corporation Law of the State of Delaware

§ 262 Appraisal rights

          (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

          (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

            (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

            (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

              a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

              b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

              c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

              d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

            (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

            (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

          (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

          (d)   Appraisal rights shall be perfected as follows:

            (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

          (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

          (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

          (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

          (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

          (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

          (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

          (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

          (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours until 11:59 pm on April 7, 2016 (New York time) VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours until 11:59 pm on April 7, 2016 (New York time) VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope Please detach at perforation before mailing. PROXY CARD DILIGENT CORPORATION SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 13, 2016, 10:00 a.m. New Zealand local time PROXY CARD THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned, having duly received the Notice of Special Meeting of Stockholders and Proxy Statement dated March 14, 2016, hereby appoints David Liptak as Proxy with full power of substitution, and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock of Diligent Corporation (the “Company”) held of record by the undersigned on March 11, 2016 (New Zealand Time) at the Special Meeting of Shareholders of the Company to be held on Wednesday, April 13, 2016 at the Maritime Room, Princes Wharf, Corner Quay and Hobson Street, Auckland, New Zealand, at 10:00 a.m. local New Zealand Time, and at any adjournment or postponement thereof. Each properly executed Proxy will be voted in accordance with the specications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR Proposals 1 and 2. The proxy is authorized to vote in his discretion upon such other business as may properly come before the special meeting or any adjournment or postponement thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 Note: Please sign exactly as your name(s) appear(s) on this card. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a par tnership, please sign in par tnership name by authorized person. Signature and Title, if applicable Signature (if held jointly) Date PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. GSC_26585_031615

EVERY SHAREHOLDER’S VOTE IS IMPORTANT IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: FOR AGAINST ABSTAIN 1.To adopt the Agreement and Plan of Merger, dated February 12, 2016, as it may be amended from time to time (the “Merger Agreement”), by and among Diligent Corporation, Diamond Parent Holdings, Corp. Diamond Merger Sub I, Corp. and Diamond Merger Sub II, Corp. and approve the entry into the transactions contemplated by the Merger Agreement for the purposes of NZX Rules 9.1.1 and 9.2.1. 2.To adjourn the special meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting. FOR AGAINST ABSTAIN PLEASE SIGN AND DATE ON THE REVERSE SIDE. GSC_26585_031615

LODGE YOUR PROXY Online: https://investorcentre.linkmarketservices.co.nz/voting/DIL Scan & email: meetings@linkmarketservices.co.nz Fax: +64 9 375 5990 Deliver: Link Market Services Level 11,Deloitte Centre, 80 Queen Street, Auckland 1010 Mail: Use the enclosed reply paid envelope or address to : Link Market Services Limited PO Box 91976 Auckland 1142 Proxies submitted by Internet, email or fax must be received by 10:00 am, on April 11, 2016, New Zealand local time Scan this QR code with your smartphone and vote online General Enquiries +64 9 375 5998 | enquiries@linkmarketservices.com PROXY FORM/ADMISSION CARD FOR DILIGENT CORPORATION’S SPECIAL MEETING You are cordially invited to attend a special meeting of stockholders of Diligent Corporation (“Diligent”) to be held on Wednesday, April 13, 2016, at the Maritime Room, Princes Wharf, Corner Quay and Hobson Street, Auckland, New Zealand at 10:00 a.m., New Zealand local time. If you will not attend the Meeting but wish to be represented by proxy, please complete and return this form (in accordance with the lodgement instruc-tions above) to Diligent’s share registry, Link Market Services, by no later than 10:00 am on April 11, 2016 (New Zealand local time). You can also appoint your proxy and vote on the resolutions on the reverse of this form online by going to or by scanning the QR code above with your smartphone. Appointment of proxy Shareholders may exercise their right to vote at the meeting either by being present in person or by appointing a proxy to attend and vote in their place. A proxy need not be a shareholder of Diligent. Voting of your holding Direct your proxy how to vote by making the appropriate election, either online or on this Proxy Form, in respect of each item of business (resolutions 1 and 2). If you return this form without directing the proxy how to vote on any particular matter, the proxy may vote as he/she thinks fit or abstain from voting. If you make more than one election in respect of a resolution your vote will be invalid on that resolution. Appointing the Chairman of the Meeting as your Proxy The Chairman of the Meeting is willing to act as proxy for any shareholder who may wish to appoint him for that purpose. If the shareholders appoint the Chairman of the Meeting as their proxy, and do not direct him how he is to vote, then he intends to vote any discretionary proxies he receives in favour of the Resolutions. Attending the meeting If you wish to vote in person, you should attend the Meeting. Please bring this form with you to the Meeting to assist with your registration. A body corporate shareholder may appoint a representative to attend the meeting on its behalf. Signing instructions for proxy forms Individual Where the holding is in one name, the shareholder must sign the Proxy Form. Joint Holding If you are joint holders of shares, each of you must sign this Proxy Form. If the shareholder is a company, this Proxy Form must be signed on behalf of the company by a person acting under the company’s express or implied authority.

Power of Attorney If this Proxy Form has been signed under a power of attorney (“POA”), a copy of the POA (unless already noted by the company or its registry) and a signed certicate of non-revocation of the POA must be produced to the company with this form. Corporate Shareholder Any corporation that is a shareholder of Diligent may appoint a person as its representative to attend the meeting and vote on its behalf, in the same manner as that in which it could appoint a proxy. PROXY/CORPORATE REPRESENTATIVE FORM STEP 1: APPOINT A PROXY TO VOTE ON YOUR BEHALF I/We being a shareholder/s of Diligent Corporation hereby appoint: The Chairman of the Meeting (tick) or of (Full Name) (Full Address) as my/our proxy to vote for me/us on my/our behalf at the special meeting of stockholders of Diligent Corporation to be held on Wednesday, April 13, 2016, at the Maritime Room, Princes Wharf, Corner Quay and Hobson Street, Auckland, New Zealand at 10:00 a.m., New Zealand local time, and at any adjournment of that meeting, and to vote as my/our proxy thinks t on any resolutions to amend any of the resolutions, or any resolution so amended and on any other resolution proposed at the special meeting (or any adjournment thereof) so as to give effect to my/our intention as set out below where possible. STEP 2: ITEMS OF BUSINESS – PROXY VOTING INSTRUCTIONS Complete this part if you have appointed a proxy above and you want to direct the proxy as to how the proxy should vote. Please note: For each resolution you must tick one box. ITEMS OF BUSINESS To consider and, if thought fit, pass the following resolutions in accordance with the Proxy Statement: 1 If you mark the ‘Abstain’ box for a particular resolution, you are directing your proxy NOT to vote on that resolution. If a proxy does not vote on your behalf on resolution 1, your will be counted as AGAINST when calculating the vote on that resolution. If a proxy does not vote on your behalf on resolution 2, your votes will not be counted as AGAINST when calculating the majority of that resolution. 2 If you tick the ‘Proxy Discretion’ box for a particular resolution, you are directing your proxy to decide how to vote on that resolution on your behalf. STEP 3: SIGNATURE OF SECURITY HOLDER(S) This section must be completed Security Holder 1 Security Holder 2 Security Holder 3 or duly authorised officer or attorney or duly authorised officer or attorney or duly authorised officer or attorney Contact Name Contact Daytime Telephone Date Electronic Investor Communications: If you received the Notice of Meeting and Proxy Form by mail and wish to receive your future investor communications by email please provide your email address below. Tick () in box to vote ResolutionsForAgainstAbstain1 Discretion2 1.To adopt the Agreement and Plan of Merger, dated February 12, 2016, as it may be amended from time to time (the “Merger Agreement”), by and among Diligent Corporation, Diamond Parent Holdings, Corp., Diamond Merger Sub I, Corp. and Diamond Merger Sub II, Corp. and approve the entry into the transactions contemplated by the Merger Agreement for purposes of NZX Rule 9.1.1 and 9.2.1. 2.To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting.